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                                                                    Exhibit 10.8







                                GENERAL AGREEMENT



                          DATED AS OF NOVEMBER 7, 1994


                                  BY AND AMONG




                      METROPOLITAN LIFE INSURANCE COMPANY,




         AEW PARTNERS, L.P., PARTNERS TOWER, L.P., TOWER LEASING, INC.,




                           SEARS, ROEBUCK AND CO. AND




                                ST HOLDINGS, INC.









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


                                GENERAL AGREEMENT
                          DATED AS OF NOVEMBER 7, 1994
                                  BY ANY AMONG
                      METROPOLITAN LIFE INSURANCE COMPANY,
         AEW PARTNERS, L.P., PARTNERS TOWER, L.P., TOWER LEASING, INC.,
                           SEARS, ROEBUCK AND CO. AND
                                ST HOLDINGS, INC.

                                TABLE OF CONTENTS

                                                                            Page

SECTION 1 AGREEMENTS AS TO DOCUMENTS...........................................4
     1.01   First Loan Documents...............................................4
     1.02   Second Loan and Option Documents...................................5
     1.03   Further Amendments.................................................6
     1.04   Franklin Center Documents..........................................7
     1.05   Riverwoods Documents...............................................7
     1.06   No Merger..........................................................7

SECTION 2 DEFINITIONS..........................................................8
     2.01   Defined Terms......................................................8
     2.02   Cross-Referenced Terms............................................15

SECTION 3 RESTRUCTURING AND TRANSFERS OF INTERESTS............................15
     3.01   Order of Transactions.............................................15
     3.02   Resulting Interests...............................................16
     3.03   New Security Arrangements.........................................17
     3.04   General Provisions for New Collateral Security Documents..........18
     3.05   Continuing Security Arrangements..................................21
     3.06   Franklin Center and Riverwoods Transaction........................21
     3.07   Consent to the Adoption by FC of a Restated Certificate
              of Incorporation................................................22
     3.08   Consent to the Adoption by Skydeck of a Restated
              Certificate of Incorporation....................................22

SECTION 4 AMENDMENT OF FIRST LOAN.............................................22
     4.01   Amended First Notes...............................................22
     4.02   Modification of Note Terms........................................22
     4.03   Extension of Maturity Date........................................23
     4.04   Rate Adjustment; Amended Notes B and C............................27
     4.05   Prepayment of First Loan Base Debt................................28
     4.06   Redemption of First Loan Further Interest, and Participating
              Interest and Additional Participating Interest..................29
     4.07   Amendment of First Mortgage.......................................29
     4.08   Release of First Mortgage Lien Upon Payment of First Loan
              Base Debt.......................................................29
     4.09   Forbearance From Foreclosure......................................31
     4.10   Rights Assigned to Master Lessee..................................31
     4.11   Refinancing and Restructuring.....................................32

SECTION 5 AMENDMENT OF SECOND LOAN AND TOWER OPTION...........................33
     5.01   Amended Tower Second Note.........................................33
     5.02   Modification of Note Terms........................................33

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     5.03   Amendment of Option Agreement.....................................34
     5.04   Amendment of Mortgages............................................34
     5.05   Further Advances..................................................35
     5.06   Forbearance From Foreclosure......................................35

SECTION 6 Distribution Priorities.............................................35
     6.01   Distribution Priorities...........................................35
     6.02   Adjustment and Reallocation of Priorities.........................38
     6.03   Loan Status Statements............................................39
     6.04   Cash Flow and Distribution Statements.............................40
     6.05   Payment of Minimum Interest and Additional Interest...............42
     6.06   Budget Approval Procedures........................................44

SECTION 7 First Loan Participation............................................46
     7.01   Payments of Participating Interest................................46
     7.02   Final Participation Determination.................................46
     7.03   Determination of Second Lender's, AEW New Lender's and Sears
              Distribution Priorities Shares..................................48
     7.04   Applications Definitions..........................................49

SECTION 8 TRANSFER EVENTS.....................................................55
     8.01   Transfer Events...................................................55
     8.02   AEW Transfer Escrow...............................................58
     8.03   First Lender Remedies.............................................59

SECTION 9 SEARS/ST RELEASE EVENTS.............................................60
     9.01   Sears/ST Release Events...........................................60
     9.02   Sears/ST Transfer Escrow..........................................62
     9.03   Remedies..........................................................63
     9.04   Tower Bankruptcy..................................................66

SECTION 10 INTERCREDITOR AGREEMENTS...........................................67
     10.01  General Agreement Controlling.....................................67
     10.02  Termination of Earlier Agreements.................................67
     10.03  No Impairment of Other Parties' Rights............................67
     10.04  Subordination According to Distribution Priorities................68
     10.05  Subordination of Tower Second Loan................................68
     10.06  Subordination of Tower Option.....................................70
     10.07  Subordination of AEW New Loan.....................................70
     10.08  Subordination of Sears New Loan and Sears Redevelopment Cost
              Obligation......................................................71
     10.09  Further Agreements of Lenders and Option Holder...................73
     10.10  Exercise of Remedies Under the Amended Second Loan/Option
              Documents.......................................................73
     10.11  No Cross Default..................................................74
     10.12  Exercise of Tower Option by First Lender..........................74

SECTION 11 ST RESTRUCTURING...................................................75
     11.01  Restated Articles and Bylaws......................................75
     11.02  Issuance and Holding of ST Stock..................................75
     11.03  Acknowledgement and Exculpation...................................75
     11.04  Directors' and Officers' Liability Insurance......................76

     11.05  Additional Agreements Regarding ST Stock..........................76

SECTION 12 GRANTOR TRUST......................................................77
     12.01  Establishment of Grantor Trust....................................77
     12.02  Transfer of Combined Tower Property...............................77
     12.03  Power of Substitution.............................................78
     12.04  Distribution Upon Termination.....................................78
     12.05  Indemnification from Tower Property...............................79
     12.06  Sears Reimbursement for Certain Grantor Trustee Expenses..........79
     12.07  Furnishing of Documents...........................................79

SECTION 13 MASTER LEASE.......................................................79
     13.01  AEW Master Lessee.................................................79
     13.02  MetLife Master Lease..............................................80
     13.03  No Assignment of AEW Master Lease.................................81
     13.04  Appointment of Receiver...........................................81
     13.05  Restrictions on Actions of AEW Master Lessee......................81
     13.06  AEW Master Lessee Obligations.....................................81
     13.07  Subordination to First Loan.......................................82
     13.08  Replacement Master Leases.........................................82
     13.09  Sears/ST Covenants Regarding Master Lease.........................82

SECTION 14 NEW LOANS AND CONTRIBUTIONS........................................83
     14.01  AEW New Loan......................................................83
     14.02  Sears New Loan and Contribution...................................84
     14.03  Several Obligations...............................................84
     14.04  Restriction on Assignments........................................85
     14.05  Funding and Deposit...............................................85
     14.06  Payment of First Loan.............................................86

SECTION 15 SEARS REDEVELOPMENT COSTS..........................................86
     15.01  Sears Redevelopment Cost Obligation...............................86

SECTION 16 TOWER ACCOUNT AGREEMENTS...........................................87
     16.01  Amended CDSR Agreement............................................87
     16.02  NLCR Agreement....................................................87
     16.03  CRA Agreement.....................................................87
     16.04  Investment Account Escrow and Security Agreement..................88
     16.05  Capital Improvements Obligation Agreement.........................88

SECTION 17 TOWER LEASING AND OPERATIONS.......................................88
     17.01  Assignment and Assumptions........................................88
     17.02  Leasing Guidelines and Leasing Plan...............................88
     17.03  Tower Management Agreement........................................88
     17.04  Ernst & Young Lease...............................................89
     17.05  Levy Obligations..................................................89

SECTION 18 SEARS LICENSE AGREEMENT............................................90

SECTION 19 RESTRICTIONS ON TRANSFERS..........................................91
     19.01  Restrictions on Sears Transfers...................................91
     19.02  Restrictions on ST Transfers......................................91
     19.03  Permitted Sears/ST Transfers......................................92

     19.04  Identity of Second Lender, Option Holder and AEW New Lender.......92
     19.05  Restrictions on PTLP Transfers....................................93
     19.06  Restrictions on AEW Master Lease Transfers........................94
     19.07  Permitted PTLP Transfers of Tower Second Loan, Tower Option
              and AEW New Loan................................................94
     19.08  Permitted Transfers of Tower Property.............................94
     19.09  Permitted Transfers of Ownership Interests in PTLP................95
     19.10  Permitted Transfers of Tower Second Loan After Payment of
              First Loan Base Debt............................................95
     19.11  Conditions to Permitted PTLP Transfers............................96
     19.12  Restrictions Binding on PTLP Successors:  Release of
              Restrictions....................................................97
     19.13  Covenant Against Restructuring....................................97
     19.14  Restrictions on Transfers of First Loan...........................98

SECTION 20 GENERAL REPRESENTATIONS AND WARRANTIES.............................99
     20.01  Representations and Warranties of Sears and ST....................99
     20.02  Representations and Warranties of MetLife........................100
     20.03  Representations and Warranties of AEW and PTLP...................101
     20.04  Survival of Obligations..........................................102

SECTION 21 REPRESENTATIONS, WARRANTIES AND COVENANTS REGARDING
     SPECIAL PURPOSE ENTITIES................................................102
     21.01  Representations and Warranties Regarding ST......................102
     21.02  Representations and Warranties Regarding AEW Master Lessee.......102
     21.03  Representations and Warranties Regarding PTLP....................103
     21.04  Covenants Regarding ST...........................................103
     21.05  Covenants Regarding AEW Master Lessee............................105
     21.06  Covenants Regarding PTLP.........................................107

SECTION 22 COVENANTS AND AGREEMENTS CONCERNING BANKRUPTCY....................108
     22.01  Purpose of Agreement.............................................108
     22.02  Grantor Trust....................................................108
     22.03  Automatic Stay...................................................109
     22.04  Cash Collateral Order............................................110
     22.05  Priority Claim To The Extent First Lender Security Decreased.....110
     22.06  Perfection of Security Interest in Rents.........................110
     22.07  Assignment of Interests to First Lender..........................111
     22.08  Assignment of Voting Rights......................................111
     22.09  No Renewal of Exclusive Period...................................111

SECTION 23 TAX MATTERS.......................................................112
     23.01  Estimated Tax Information........................................112
     23.02  Tax Return Information...........................................112
     23.03  ST Audit Rights..................................................112
     23.04  Cooperation in Tax Disputes......................................113

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     23.05  Payment of Taxes:  Indemnity.....................................113

SECTION 24 REOC REPRESENTATIONS, WARRANTIES, COVENANTS AND INDEMNITY.........114
     24.01  Representations and Warranties of AEW and PTLP Concerning REOC
              Status.........................................................114
     24.02  REOC Covenants...................................................114
     24.03  Indemnity and Enforcement........................................116

SECTION 25 RECOURSE, LIMITATIONS ON RECOURSES, WAIVERS AND RELEASES..........116
     25.01  Amendments to First Loan Sears/ST Recourse Agreements............116
     25.02  Sears/ST Recourse Ageement as to Tower Second Loan/Option........117
     25.03  Sears Recourse Provisions........................................117
     25.04  AEW/PTLP/TLI Recourse Provisions.................................117
     25.05  MetLife Recourse Provisions; Limitation on Liability.............118
     25.06  ST Obligations...................................................118
     25.07  AEW/PTLP Obligations.............................................118
     25.08  Tower Certificates...............................................119
     25.09  Release of First Lender by Sears and ST..........................120
     25.10  Release of 8econd Lender and Option Holder by Sears and ST.......120
     25.11  Release of First Lender by AEW and PTLP..........................120

SECTION 26 NOTICES...........................................................121

SECTION 27 MISCELLANEOUS.....................................................122
     27.01  Agreement Not to Raise Certain Defenses..........................122
     27.02  Brokerage Commissions............................................123
     27.03  No Partnership or Joint Venture..................................123
     27.04  No Third Party Beneficiaries.....................................123
     27.05  Jurisdiction and Venue...........................................123
     27.06  Waiver of Jury Trial.............................................123
     27.07  Remedies Cumulative..............................................124
     27.08  Severability.....................................................124
     27.09  Assignment.......................................................124
     27.10  Successors and Assigns...........................................124
     27.11  Entire Agreement.................................................124
     27.12  Modification, Waiver.............................................124
     27.13  Captions.........................................................125
     27.14  Singular and Plural..............................................125
     27.15  Holidays and Weekends............................................125
     27.16  Governing Law....................................................125
     27.17  Time is of the Essence...........................................125
     27.18  Execution in Counterparts........................................125


SCHEDULE 1        Index of Defined Terms
----------

EXHIBITS
--------
Exhibit A         Legal Description of Tower Real Property

Exhibit B         MetLife Documents

                  B-1      First Loan Documents
                           Part 1  Continuing Documents
                           Part 2  Terminated Documents
                           Part 3  Superseded Documents

                  B-2      First Loan Modification Documents

Exhibit C    AEW Documents

                  C-1      Second Loan Documents
                           Part 1  Continuing Documents
                           Part 2  Terminated Documents
                           Part 3  Superseded Documents

                  C-2      Option Documents
                           Part 1  Continuing Documents
                           Part 2  Terminated Documents
                           Part 3  Superseded Documents

                  C-3      Second Loan/Option Modification Documents

Exhibit D-1       Two-Party Documents

Exhibit D-2       Special Amendment Documents

Exhibit D-3       Other Amended Transaction Documents

Exhibit E-1       Franklin Center Documents

Exhibit E-2       Riverwood Documents

Exhibit F         List of Approved Auditors

Exhibit G         List and Priority of Amended Transaction Documents to be
                  Recorded or Filed

Exhibit H

                  H-1  Rate Adjustment Calculation for Amended Notes B and C
                  H-2 Sample Calculation of First Loan Base Debt Prepayment Fee H-3 Sample Calculation of First Loan Note Prepayment Fee

Exhibit I         Sample Interest Calculation for Sixth Distribution Priority

Exhibit J         Sample Loan Status Statements

                  J-1  First Lender Statement
                  J-2  Second Lender Statement
                  J-3  Sears Statement

Exhibit K         Form of Cash Flow and Distribution Statement

Exhibit K-1       List of Supporting Information for Cash Flow and Distribution
                  Statements

Exhibit L         Fair Market Value Appraisal Procedures

Exhibit M         Schedule of Combined Tower Property

                  M-1  Combined Tower Property
                  M-2  Excluded Property

Exhibit N         Leasing Procedures

                  N-1  Leasing Guidelines
                  N-2  Current Leasing Plan

Exhibit O         Form of Agreed Cash Collateral Order

Exhibit P         Form of Tax Information Statement

Exhibit Q-1       Sears Recourse Provisions

Exhibit Q-2       AEW/PTLP Recourse Provisions

Exhibit Q-3       MetLife Recourse Provisions

                                GENERAL AGREEMENT

         THIS GENERAL AGREEMENT is made and entered into as of the 7th day of November, 1994, by and among METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation ("MetLife"), AEW PARTNERS, L.P., a Delaware limited partnership ("AEW"), PARTNERS TOWER, L.P., a Delaware limited partnership ("PTLP"), TOWER LEASING, INC., a Massachusetts corporation ("TLI"), SEARS, ROEBUCK AND CO., a New York corporation ("Sears"), and ST HOLDINGS, INC., a Delaware corporation ("ST").

                                    RECITALS

         A. MetLife made a loan in the original principal amount of $600,000,000 to Sears (as more particularly defined in Section 2.01 hereof, the "First Loan"), evidenced by three Promissory Notes each dated as of July 2, 1990 (collectively the "First Notes"): (i) Note A in the principal amount of Four Hundred Million Dollars ($400,000,000); (ii) Note B in the principal amount of One Hundred Million Dollars ($100,000,000); and (iii) Note C in the principal amount of One Hundred Million Dollars ($100,000,000). (MetLife and any successor owner of the First Loan is sometimes herein referred to as the "First Lender.")

         B. The First Loan is secured by, among other things, a Mortgage, Security Agreement and Financing Statement dated as of July 2, 1990 and recorded in the Office of the Cook County Recorder of Deeds on July 2, 1990 as Document No. 90314602 (the "First Mortgage") from Sears to MetLife encumbering the real property legally described in Exhibit A attached hereto together with the improvements thereon commonly known as "Sears Tower" and the other tangible and intangible real and personal property described in the granting clauses of the First Mortgage (the property described in the Exhibit A, the improvements thereon and the other real property interests described in said granting clauses are herein collectively referred to as the "Tower Real Property"; the personal property described in said granting clauses is herein referred to as the "Tower Personal Property"; and the Tower Real Property and the Tower Personal Property are herein collectively referred to as the "Tower Property"). The First Notes, the First Mortgage and all other documents evidencing, securing or defining the rights and obligations of the parties in respect of the First Loan, all as listed in Exhibit B-1 attached hereto, are herein collectively referred to as the "First Loan Documents."

         C. Pursuant to a Loan and Security Agreement dated as of July 2, 1990 (the "Second Loan Agreement") among Sears, Tower Holdings, Inc., Franklin Center Holdings, Inc. and AEW, AEW purchased two notes, each dated as of July 2, 1990, issued by Sears in the aggregate face amount of Two Hundred Fifty Million Dollars

($250,000,000): (i) one Note (the "Tower Second Note") in the face amount of Two Hundred Seven Million Five Hundred Thousand Dollars ($207,500,000) evidencing the "Tower Second Loan"; and (ii) one Note (the "Franklin Center Note") in the face amount of Forty-Two Million Five Hundred Thousand Dollars ($42,500,000) evidencing the "Franklin Center Loan." The Tower Second Note is secured by, among other things, a Mortgage and Security Agreement from Sears to AEW dated as of July 2, 1990 and recorded on July 2, 1990 as Document No. 90314612 and rerecorded on August 27, 1990 as Document No. 90408731 (the "Second Mortgage"), encumbering the Tower Property; and the Franklin Center Note is secured by, among other things, a Mortgage and Security Agreement from Sears to AEW dated as of July 2, 1990 and recorded on July 2, 1990 as Document No. 90314613 and rerecorded on August 27, 1990 as Document No. 90408732 (the "Third Mortgage"), encumbering the Tower Property. The Second Loan Agreement, Tower Second Note, Second Mortgage and all other documents evidencing, securing or defining the rights and obligations of the parties in respect of the Tower Second Loan, other than those documents and instruments relating solely to AEW's security interests in Franklin Center (as defined herein), all as listed on Exhibit C-1 attached hereto, are herein collectively referred to as the "Second Loan Documents." (AEW and any successor owner of the Tower Second Loan, including but not limited to PTLP, each for such time as it holds the Tower Second Loan, is sometimes referred to herein as "Second Lender.")

         D. Pursuant to an Option and First Refusal Agreement (Tower) dated as of July 2, 1990, between Sears and AEW, a memorandum of which was recorded on July 2, 1990 as Document No. 90314611 (the "Option Agreement"), AEW was granted an option (the "Tower Option") to purchase the Tower Property on the terms and conditions set forth in the Option Agreement and was also granted certain other rights, including rights of first refusal, with respect to Tower Property and ownership interests in the owner, from time to time, of the Tower Property (or in the beneficiary if the owner is a land trust). The rights of AEW under the Option Agreement and the obligations of the owner of the Tower Property thereunder are secured by, among other things a Mortgage and Security Agreement dated as of July 2, 1990 and recorded on July 2, 1990 as Document No. 90314614 (the "Option Mortgage"), encumbering the Tower Property and subordinate to the First Mortgage, Second Mortgage and Third Mortgage. The Option Agreement, the Option Mortgage and all other documents evidencing, securing or defining the rights and obligations of the parties in respect of the Tower Option, all as listed on Exhibit C-2 attached hereto, are herein collectively referred to as the "Option Documents". (AEW or any successor owner of the Tower Option, including but not limited to PTLP, each for such time as it holds the Tower Option, is sometimes herein referred to as "Option Holder".

         E. Immediately preceding the closing of the First Loan and the Second Loan, Sears transferred, by Bill of Sale dated as of

July 2, 1990, certain personal property and intangibles used in the operation of the business known as the "Chicago Experience and Skydeck" (as more particularly defined in Section 2.01, the "Skydeck Business") to Skydeck Holdings, Inc., a Delaware corporation ("Skydeck"), which at that time was a wholly owned subsidiary of Tower Holdings, Inc., a Delaware corporation ("THI"), which at that time was a wholly owned subsidiary of Sears; and in connection with the closing of the First Loan and the Second Loan, Skydeck executed and delivered to MetLife and AEW certain security agreements granting to MetLife and SEW security interests in such personal property and intangibles used in the operation of the Skydeck Business.

F. Immediately following the closing of the First Loan and the Tower Second Loan and the granting of the Tower Option, Sears executed and delivered: (i) a Warranty Deed dated as of July 2, 1990, conveying the Tower Real Property to Chicago Title and Trust Company, not personally but solely as Trustee under a Trust Agreement dated June 12, 1990, and known as Trust No. 1095841 (said trustee and any successor trustee is herein referred to as "Land Trustee" and said Trust and any successor land trust is herein referred to as the "Land Trust"), of which THI was the sole beneficiary; (ii) an Assignment of Tenant Leases and Assumption Agreement dated as of July 2, 1990, by which Sears assigned to THI its right, title and interest as lessor under certain leases affecting the Tower Property and THI assumed the obligations of the lessor thereunder; and (iii) a Bill of Sale dated July 2, 1990, conveying certain other property to THI. THI and the Land Trustee (a) accepted such transfers subject to the First Loan Documents on the terms and conditions more particularly described in a certain Consent to Transfer Agreement dated as of July 2, 1990 among Sears, First Lender, THI, Land Trustee and Skydeck, and (b) received by assignment all of the right, title and interest of Sears under the Second Loan Documents, the option Documents and certain other documents and assumed the obligations of Sears under all such documents, on the terms and conditions more particularly described in a certain Assignment and Assumption of, and Consent to Assignment and Assumption of, Loan Agreement, Loan Documents Relating to Tower Property and Tower Option and First Refusal Agreement dated as of July 2, 1990 among Sears, AEW, THI, Land Trustee and Skydeck.

         G. THI thereafter executed and delivered: (i) an Assignment of Beneficial Interest dated as of July 19, 1990, by which THI assigned all of the beneficial interest in the Land Trust to ST, then a wholly owned subsidiary of THI; (ii) an Assignment of Tenant Leases and Assumption Agreement dated as of July 19, 1990, by which THI assigned to ST its right, tile and interest as lessor under certain leases affecting the Tower Property and ST assumed the obligations of the lessor thereunder; and (iii) a Bill of Sale dated July 19, 1990 conveying certain other property to ST. ST (a) accepted such transfers subject to the First Loan Documents on the terms and conditions more particularly described in a certain Consent to Transfer Agreement dated as of July 19, 1990 among Sears, First Lender, THI, Land Trustee, Skydeck and ST, and (b) received by assignment all of the right, title and interest of THI under the Second Loan Documents, the Option Documents and certain other documents and assumed the obligations of THI under all such documents, on the terms and conditions more particularly described in a certain Assignment and Assumption of, and Consent to Assignment and Assumption of, Loan Agreement, Loan Documents Relating to Tower Property and Tower Option and First Refusal Agreement dated as of July 19, 1990 among Sears, AEW, THI, Land Trustee, Skydeck and ST. THI thereafter was dissolved.

         H. On or before the date hereof, AEW has caused to be organized PTLP, in which AEW is the sole limited partner and Partners Tower Corporation, a Delaware corporation and a wholly owned subsidiary of AEW, is the sole general partner, with the intent of transferring to PTLP all right, title and interest of AEW under the Second Loan Documents and Option Documents and in the Tower Property.

         I. On or before the date hereof, ST has caused Skydeck to transfer to ST the Skydeck Business and all other assets, tangible and intangible, of Skydeck and thereafter will cause Skydeck to be dissolved.

         J. As of the date hereof, prior to giving effect to the creation of the Grantor Trust (as defined herein) and the transfers of interests contemplated hereby: legal title to the Tower Real Property is held by Land Trustee; ST is the owner of the Tower Personal Property and the sole beneficiary and holder of the power of direction under the Land Trust; Skydeck is a wholly owned subsidiary of ST; and Land Trustee and ST are, each individually and the two collectively, the Tower Owner (as defined herein).

         K. The parties hereto desire to make certain modifications and amendments to the First Loan Documents, Second Loan Documents and Option Documents, and to enter into certain agreements in connection with the Tower Property.

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

                                   SECTION 1

                           AGREEMENTS AS TO DOCUMENTS
                           --------------------------

         1.01 First Loan Documents
              --------------------

         (a) MetLife, Sears and ST hereby acknowledge and agree, as among themselves and also for the benefit of AEW and PTLP that: (i) as of the date hereof and prior to giving effect to the transactions and agreements provided or contemplated hereby, the First Loan Documents, as listed in Exhibit B-1 hereto, constitute all of the documents, instruments and agreements evidencing or securing the First Loan or defining the rights and obligations of the parties (as among themselves) in respect of the First Loan; and (ii) this Agreement and the other documents, instruments and agreements listed in Exhibit B-2 attached hereto (this Agreement and said other documents, instruments and agreements are herein collectively referred to as the "First Loan Modification Documents") constitute all of the documents, instruments and agreements entered into or contemplated, as of the date hereof, to be entered into among MetLife (or any Affiliate of MetLife) and Sears and/or ST (or any other Affiliate of Sears) relating to the modification of the First Loan and the other transactions contemplated hereby.

         (b) The parties hereto acknowledge and agree that: (i) the First Loan Documents listed in Exhibit B-1, Part 2 are hereby terminated in their entirety and are no longer of any force or effect and no party shall have any liability under any of said documents from and after the date hereof; (ii) the First Loan Documents listed in Exhibit B-1, Part 3 have been amended and restated in their entirety, and superseded by, documents included among the First Loan Modification Documents and are no longer of any force or effect: (iii) upon giving effect to this Agreement, the First Loan Documents to remain in effect (together with and, as applicable, amended by the First Loan Modification Documents) from and after the date hereof are listed in Exhibit B-1, Part 1 (said documents together with the First Loan Modification Documents are referred to herein as the "Amended First Loan Documents"); and (iv) each party hereto is hereby released from, and hereby waives as to each other party hereto, any and all liability, claims, damages causes of action, costs and expenses (including but not limited to attorneys' fees) to which any party hereto may be subject or entitled under any document, instrument or agreement evidencing or securing the First Loan or defining the rights and obligations of the parties (as among themselves) in respect of the First Loan, other than the Amended First Loan Documents (which the parties acknowledge and agree to be in full force and effect).

         1.02 Second Loan and Option Documents
              --------------------------------

         (a) AEW, PTLP, Sears and ST hereby acknowledge and agree, as among themselves and also for the benefit of MetLife, that: (i) as of the date hereof and prior to giving effect to the transactions and agreements provided or contemplated hereby, the Second Loan Documents, as listed in Exhibit C-1 attached hereto, constitute all of the documents, instruments and agreements evidencing or securing the Tower Second Loan or defining the rights and obligations of the parties (as among themselves) in respect of the Tower Second Loan (other than those documents and instruments relating solely to AEW's security interests in Franklin Center); (ii) the Option Documents, as listed in Exhibit C-2 hereto, constitute all of the documents, instruments and agreements evidencing or securing the Tower Option or defining the rights and obligations of the parties (as among themselves) in respect of the Tower Option; and (iii) this Agreement and the other documents, instruments and agreements listed in Exhibit C-3 attached hereto (this Agreement and said other documents, instruments and agreements are herein collectively referred to as the "Second Loan/Option Modification Documents") constitute all of the documents, instruments and agreements entered into or contemplated, as of the date hereof, to be entered into by and between AEW and/or PTLP (or any other Affiliate of AEW) and Sears and/or ST (or any other Affiliate of Sears) relating to the modification of the Tower Second Loan and/or the Tower Option and the other transactions contemplated hereby (excluding, however, the documents relating solely to the transactions involving Franklin Center and the Riverwoods property, as described in Sections 1.04, 1.05 and 3.06).

         (b) The parties hereto acknowledge and agree that: (i) the Second Loan Documents listed in Exhibit C-1, Part 2 and the Option Documents listed in Exhibit C-2, part 2 are hereby terminated in their entirety and are no longer of any force or effect and no party shall have any liability under any of said documents from and after the date hereof; (ii) the Second Loan Documents listed in Exhibit C-1, Part 3 and the Option Documents listed in Exhibit C-2, Part 3 have been amended and restated in their entirety, and superseded by, documents included among the Second Loan/Option Modification Documents and are no longer of any force or effect; (iii) upon giving effect to this Agreement, the Second Loan Documents and the Option Documents to remain in effect (together with and, as applicable, amended by the Second Loan/Option Modification Documents) from and after the date hereof are listed in Exhibit C-1, Part 1 and Exhibit C-2,
Part 1, respectively (said Second Loan Documents and said Option Documents to remain in effect together with and, as applicable, amended by the Second Loan/Option Modification Documents are referred to herein, respectively, as the "Amended Second Loan Documents" and the "Amended Option Documents"; and the Amended Second Loan Documents and the Amended Option Documents are herein referred to collectively as the "Amended Second Loan/Option Documents"); and
(iv) each party hereto is hereby released from, and hereby waives as to each other party hereto, any and all liability, claims, damages, causes of action, costs and expenses (including but not limited to attorneys' fees) to which any party hereto may be subject or entitled under any document, instrument or agreement evidencing or securing the Tower Second Loan or the Tower Option or defining the rights and obligations of the parties (as among themselves) in respect of the Tower Second Loan or the Tower Option, other than the Amended Second Loan/Option Documents which the parties acknowledge and agree to be in full force and effect). The Amended First Loan Documents and the Amended Second Loan/Option Documents, together with the documents listed in Exhibit D-3 attached hereto, are sometimes herein collectively referred to as the "Amended Transaction Documents."

         1.03 Further Amendments
              ------------------

         (a) The parties hereto covenant and agree that: (i) this Agreement may be amended only by written instrument executed by all of the parties hereto and each party hereto, in its absolute discretion, may grant or withhold its consent to any proposed amendment; and (ii) except as otherwise provided in Section 1.03(b), none of the Amended Transaction Documents shall be amended in any manner without the written consent of the parties to the respective document and each of the parties hereto, which consent may be granted or withheld in the absolute discretion of each respective party. Any attempted amendment of any document contrary to the provisions of this Section 1.03(a) shall be null and void and of no force or effect.

         (b) Subject to the provisions of Section 1.03(a), the parties agree that: (i) each of the documents listed in Exhibit D-1 attached hereto (the "Two-Party Documents") may be amended or modified by the parties specified in said Exhibit, without the consent of any other party hereto; and (ii) the documents listed in Exhibit D-2 attached hereto (the "Special Amendment Documents") shall be amended or modified at the direction of the parties indicated in said Exhibit in respect of each document (herein the "Directing Parties"), subject to the consent of any party to the respective document which is not a Directing Party in respect of such document (herein a "Directed Party"), which consent shall not be unreasonably withheld and which shall be given if the proposed amendment or modification directed by the Directing Parties does not have a material adverse economic impact (including but not limited to material adverse income tax consequences) to any Directed Party. If a Directed Party wrongfully withholds its consent to such amendment or modification, then such wrongfully withholding Directed Party shall have personal liability, on a recourse basis, to the other parties on account thereof.

         (c) Notwithstanding the provisions of Sections 1.03(a) and (b): (i) following a Sears/ST Release Event (but subject to resolution or adjudication of any dispute as to whether a Sears/ST Release Event which is not an Accelerated Sears/ST Release Event has occurred), the consent or approval of Sears, ST or any other

Sears Entity shall not be required for any modification or amendment of this Agreement or any of the other Amended Transaction Documents; provided that (1) such modification or amendment does not impose or purport to impose any additional contractual obligation or liability on any Sears Entity and (2) if a Sears/ST Default has not occurred, such modification or amendment does not affect the status of the Grantor Trust or cause ST to cease to be deemed the owner of the Tower Property for federal income tax purposes; and (ii) following a Transfer Event (but subject to resolution or adjudication of any dispute as to whether a Transfer Event that is not an Accelerated Transfer Event has occurred), the consent or approval of AEW, PTLP, the AEW master Lessee or any other AEW Entity shall not be required for any modification or amendment of this Agreement or any of the other Amended Transaction Documents, provided such modification or amendment does not impose or purport to impose any additional contractual obligation or liability on any AEW Entity.

         (d) Except as otherwise expressly provided herein or in any of the Amended Transaction Documents or otherwise agreed by the parties, the party requesting any amendment of any of the Amended Transaction Documents shall be responsible for paying all costs and expenses (including attorneys' fees) incurred by itself and all other parties in connection with any such amendment or proposed amendment of any of the Amended Transaction Documents;
provided, however, unless otherwise expressly agreed at the time, the party requesting any modification or amendment to any of the Amended Transaction Documents shall reimburse First Lender for all reasonable costs and expenses (including attorneys' fees) incurred by First Lender in connection with the consideration and/or implementation of such modification or amendment.

         (e) With respect to any consent or approval under or relating to this Agreement or any of the Amended Transaction Documents, the consent or approval of Second Lender shall also constitute the consent or approval of Option Holder and AEW New Lender, and the consent or approval of Option Holder shall also constitute the consent or approval of Second Lender and AEW New Lender regardless of the capacity, if any, in which the party that is Second Lender or Option Holder is identified; it being acknowledged and agreed that, in accordance with the terms of this Agreement, Second Lender, Option Holder and AEW New Lender are at all times required to be the same person or entity (except as otherwise provided in respect of Option Holder in Section 19.04). In addition, unless otherwise specifically provided in the particular context, any representation, warranty, covenant or agreement made by Second Lender herein shall be deemed to be made by PTLP (or its successor or assignee) both in its capacity as Second Lender and in its capacity as Option Holder, as well as in its capacity as AEW New Lender.

         (f) With respect to any consent or approval under or relating to this Agreement or any of the Amended Transaction Documents, the consent or approval of either Sears or ST shall constitute and be binding as the consent or approval of both Sears and ST.

         1.04 Franklin Center Documents
              -------------------------

         AEW, PTLP and Sears (for itself and for Franklin Center Holdings, Inc., a Delaware corporation ("FC")) hereby acknowledge and agree, as among themselves and also for the benefit of MetLife, that (i) after giving effect to this Agreement, the documents listed in Exhibit E-1 attached hereto (the "Franklin Center Documents") constitute all of the documents, instruments and agreements relating to the rights and obligations of said parties (as among themselves and any of their Affiliates) in respect of Franklin Center.

         1.05 Riverwoods Documents
              --------------------

         AEW and Sears hereby acknowledge and agree, as between themselves and also for the benefit of MetLife, that after giving effect to this Agreement, the documents listed in Exhibit E-2 attached hereto (the "Riverwoods Documents") constitute all of the documents, instruments and agreements relating to the rights and obligations of said parties as among themselves and any of their Affiliates, including Riverwoods Partners, L.P.) in respect of the Riverwoods Property.

         1.06 No Merger
              ---------

         Nothing in this Agreement shall be construed, or is intended to be construed, to constitute or effect a merger of any mortgage, other lien or security interest in the Tower Property evidenced by any of the Amended Transaction Documents. Each such mortgage and other lien or security interest shall remain in full force and effect notwithstanding that the holder of a note or mortgage included in the Amended Transaction Documents may be the same entity or affiliated with an entity that owns the Tower Property or a beneficial interest or other interest in the Tower Property.

                                    SECTION 2

                                   DEFINITIONS
                                   -----------

         2.01 Defined Terms
              -------------

         Each of the following terms shall have the meaning set forth below:

         "Additional Participating Interest" means in respect of the Amended First Notes all amounts payable to First Lender thereunder or under this Agreement on account of the reallocation to First Lender, as provided in this Agreement, of all or any part of the Sears Cash Flow Interests and the Second Lender Cash Flow Interests and any other amounts intended to be payable as interest under the Amended First Notes pursuant to this Agreement other than Stated Interest, Further Interest and Participating Interest.

         "AEW Entity" means (1) AEW Partners, L.P., a Delaware limited partnership (i.e., the party hereto identified as "AEW") in which AEW/LP, a Delaware limited partnership is the sole general partner, and in which the limited partners are Institutional Investors, (2) any entity which is directly or indirectly controlled by, controlling or under common control with AEW, as constituted as of July 2, 1990 or as currently constituted, or the persons and entities controlling AEW as of July 2, 1990 or currently controlling AEW, or (3) any entity with which AEW, AEW, Inc., any principal actively engaged in the conduct of the business of Aldrich, Eastman & Waltch, L.P. or AEW, Inc. or any entity described in preceding clause (2) has an advisory or fiduciary relationship in respect of or relating, directly or indirectly, to the Tower Property.

         "AEW Cash Flow Interest" means the right of the AEW New Lender under the AEW New Loan Documents to participate in and receive allocations and distributions of Cash Flow pursuant to the Second Distribution Priority and the Fourth Distribution Priority as described in Section 6.01(a).

         "AEW New Lender" means PTLP (or its successor and assign) in its capacity as holder of the AEW New Loan Note.

         "AEW New Loan Documents" means the AEW New Loan Agreement, the AEW New Loan Advance Guaranty, the AEW New Loan Note, and the AEW New Loan Mortgage.

         "AEW Tower Bankruptcy Proceeding" means a Tower Bankruptcy Proceeding (including, without limitation, a proceeding initiated as an involuntary proceeding under Section 303 of the Bankruptcy Code) that is commenced by, or at the direction or with the participation of, entities that constitute or include any one or more of AEW, PTLP, the AEW Master Lessee or any other AEW Entity.

         "Affiliate" means with respect to an individual or entity any other individual or entity which, directly or indirectly, (i) controls, is controlled by or is under common control with such first individual or entity, (ii) owns twenty-five percent (25%) or more of the Ownership Interests of such first entity, or (iii) is owned (as measured by its Ownership Interests) twenty-five percent (25%) or more by such first individual or entity. Notwithstanding the foregoing: (i) no entity as to which The Allstate Corporation and its controlled subsidiaries ("Allstate") directly or indirectly owns ownership interests as portfolio investments shall be considered an Affiliate of Sears or ST solely by reason of such ownership so long as Allstate beneficially owns (within the meaning of 13d-3 under the Securities Exchange Act of 1934) less than fifty percent (50%) of the Ownership Interests in such entity; and (ii) no pension plan, fund or other entity or investment vehicle (collectively an "Advisee") which is advised by Aldrich, Eastman & Waltch, L.P. ("AEW L.P.") other than in respect of the Tower Property or any other investment advisor (whether or not AEW L.P. or such other advisor has discretion to make investments on its behalf) shall be deemed solely by virtue of such relationship with AEW L.P. or such other advisor to be an Affiliate of AEW, PTLP or any other such Advisee.

         "Amended CDSR Agreement" means the Amended and Restated Capital and Debt Service Reserve Account Escrow and Security Agreement dated as of the date hereof among Sears, AEW, MetLife and Harris Trust and Savings Bank as Trustee.

         "Amended First Notes" means Amended Note A, Amended Note B and Amended Note C.

         "Approved Auditor" means a nationally-recognized firm of independent certified public accountants which has at least ten (10) years experience with major office building properties, selected from the list of such firms attached to this Agreement as Exhibit F. Such list may be amended from time to time by agreement of First Lender and Second Lender, each acting in the exercise of its reasonable judgment, upon notice to the other parties hereto. No Approved Auditor shall be or shall have been at any time owned by First Lender, Second Lender, Option Holder, Sears or any Affiliate of any of them; nor shall it have received directly or indirectly more than ten percent (10%) of its gross income from any such party or Affiliate during the period of sixty (60) full months preceding the date that such Approved Auditor is directed to perform the respective function under the terms of this Agreement.

         "Assignment and Assumption" means the Assignment and Assumption with Indemnity dated the date hereof between ST, as assignor, and Grantor Trustee, as assignee, pursuant to which ST transfers the Combined Tower Property to the Grantor Trust and Grantor Trustee assumes obligations of ST in connection therewith.

         "Bankruptcy Code" means the United States Bankruptcy Code, 11 U.S.C.ss. 101 et seq., as from time to time amended.

         "Bankruptcy Proceeding" means (1) any proceeding or case in bankruptcy, or for any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the Bankruptcy Code, or any other federal, state or other law or regulation relating to bankruptcy, insolvency, or other relief for debtors, and (2) any proceeding or case for the appointment of a trustee (other than a successor trustee under the Grantor Trust or the Land Trust), custodian, conservator, receiver or liquidator for any entity or of all or any substantial part of the assets of any entity, or the making by any entity of a general assignment for the benefit of creditors.

         "Business Day" means for purposes of this Agreement (but not with respect to payments under the Amended First Notes) any day other than Saturday, Sunday or any other date on which national banks are closed in Chicago, Illinois, New York, New York or Boston, Massachusetts.

         "CDSR" means the Capital and Debt Service Reserve Account established pursuant to the Amended CDSR Agreement.

         "Consensual Tower Bankruptcy Proceeding" means a Tower Bankruptcy Proceeding that has been initiated by or at the express written request of all of the First Lender, Second Lender, Option Holder and ST, each party acting in its respective absolute discretion.

         "Control" including "controlling," "controlled" and their variants, mean with respect to any entity the ability, authority or power (by ownership of Ownership Interests, or by contract, affirmative or negative action, omission or otherwise) to direct, or to select the individuals who direct, the business and affairs of such entity.

         "Distribution Priorities" means the priorities for the allocation and distribution of Cash Flow provided by Section 6 of this Agreement.

         "Event of Default" means, unless otherwise expressly indicated, an "Event of Default" under and as defined in this Amended First Mortgage.

         "First Lender Cash Flow Interests" means First Lender's right to participate in and receive allocations and distributions of Cash Flow pursuant to the Distribution Priorities as described in Section 6.01(a).

         "First Lender Forbearance Period" means the period through and including the earliest of (i) December 31, 2001, (ii) the occurrence of a Sears/ST Termination Event (other than under Section 9.01(a)(7)) after or concurrently with the occurrence of a Transfer Event, or (iii) the occurrence of a Transfer Event after or concurrently with the occurrence of a Sears/ST Termination Event (other than under Section 9.01(a)(7)).

         "First Loan" means the loan in the original principal amount of $600,000,000 originally made to Sears pursuant to the First Notes, and now to be evidenced by the Amended First Notes in the aggregate principal amount of $600,000,000 to be executed and delivered by ST and the Land Trustee. The term "First Loan" shall include extension of said loan as provided by the Amended First Notes and Section 4.03 hereof (which extension may include the addition of unpaid interest to the principal sum of the loan).

         "First Loan Base Debt" means, as of any time, the aggregate amount of principal then outstanding and Stated Interest then payable under the Amended First Notes (including contingent Stated Interest that has not previously been payable but has become payable), expressly excluding all Further Interest, Participating Interest and Additional Participating Interest under the Amended First Notes.

         "Forbearance Agreement" means the Forbearance and Segregation Agreement dated as of June 1, 1994 (and extended as of November 1, 1994) by and among MetLife, AEW, and ST, in the execution of which Sears joined for the limited purposes stated therein, relating to the forbearance from the collection of interest by MetLife under the First Loan and by AEW under the Tower Second Note, and the segregation of funds in the CDSR for the payment of approved tenant improvement costs and other leasing costs.

         "Foreclosure Action" means, in respect of the First Loan or the Tower Second Loan, a judicial proceeding to foreclose a mortgage lien granted by Tower Owner on, and effect a sale of, any of the Tower Property and/or the beneficial interest under the Land Trust, or any judicial proceeding or sale pursuant to the Uniform Commercial Code to foreclose a security interest granted by Tower Owner in, and effect a sale of, any of the Tower Property; provided "Foreclosure Action" shall expressly exclude (1) any exercise of rights by First Lender pursuant to the AEW Transfer Escrow or under Section 8.03 to effect a transfer and/or release of all right, title and interest of AEW, PTLP and AEW Master Lessee upon the occurrence of a Transfer Event, and (2) any exercise of rights by First Lender or PTLP pursuant to the Sears/ST Transfer Escrow or under
Section 9.03 to effect a transfer and/or release of (i) the Sears/ST Lender Interests upon the occurrence of a Sears/ST Release Event or a Sears/ST General Default or (ii) the Sears/ST Ownership Interests and/or Sears/ST Stock Holdings upon the occurrence of a Sears/ST Termination Event or a Sears/ST General Default.

         "Franklin Center" means that certain property located at 211 West Adams Street, Chicago, Illinois known as the Wells-Adams Parking Garage/Franklin Center.

         "Franklin Center Option" means that certain option to purchase and related rights granted to AEW by Sears pursuant to the Franklin Center Option Agreement.

         "Franklin Center Option Agreement" means that certain Franklin Center Option and First Refusal Agreement dated as of July 2, 1990 between Sears and AEW.

         "Institutional Investor" means any entity (whether domestic or foreign, and whether acting individually or in a representative or fiduciary capacity) that is (1) an insurance company, (2) a bank, trust company or national banking association, (3) a pension, retirement, health or welfare, endowment or profit-sharing trust or fund, (4) a governmental employee's pension or retirement system or governmental agency supervising the investment of public funds, (5) a publicly traded real estate investment trust, master limited partnership or similar investment vehicle, (6) a similar or comparable entity of good repute more than 50% of which is owned by any of the foregoing.

         "Involuntary Tower Bankruptcy Proceeding" means a Tower Bankruptcy Proceeding, other than an AEW Tower Bankruptcy Proceeding and a Sears/ST Tower Bankruptcy Proceeding, that has been initiated as an involuntary proceeding under Section 303 of the Bankruptcy Code or any other Tower Bankruptcy Proceeding that has been initiated by a creditor or creditors of an entity against such entity, regardless of whether any order for relief has then been entered in the proceeding.

         "IRR Amount" means the amount determined as follows, and for purposes of calculating the IRR Amount, the First Loan and the Tower Second Loan shall be considered together: The IRR Amount shall equal the amount from time to time which, when added to all amounts previously received by First Lender on account of the First Loan and by Second Lender on account of the Tower Second Loan, produces an aggregate internal rate of return on the First Loan and Tower Second Loan, considered together, over the term of said Loans from July 2, 1990 through the date of such determination, of 8.6858%, taking into account all amounts actually disbursed by First Lender and Second Lender under the First Loan and the Tower Second Loan (as and when disbursed) and (except as provided below) all amounts actually received by First Lender and Second Lender on account of the First Loan and the Tower Second Loan (as and when received). The IRR Amount corresponds to the total amount payable under the Sixth Distribution Priority (80% of which is payable to Second Lender and 20% of which is payable to First Lender) and shall be calculated in accordance with the sample calculation attached hereto as Exhibit I. Notwithstanding the foregoing, in calculating the IRR Amount, (i) all amounts paid to First Lender other than principal, Minimum Interest, Additional Interest and Participating Interest shall be disregarded and (ii) all amounts paid to Second Lender other than principal, Base Interest and previous payments of Additional IRR Interest shall be disregarded.

         "Lenders" means First Lender and Second Lender (but not Sears, notwithstanding Sears' position as lender in respect of the Sears Lender Interests) and "Lender" refers to either First Lender or Second Lender, as applicable.

         "Levy Obligations" means collectively (i) the Levy Note and (ii) the Levy Reimbursement Agreement, as more fully described in Section 17.05.

         "Master Lessee's Rent" means the annual amount of $10,000 which, in accordance with the terms of the Master Lease, is deducted from revenues for purposes of calculating "Lease Gross Revenues" under the Master Lease.

         "Non-Qualified Investor/Advisor" means a person or entity (acting either for its own account as an investor or for the account of others as an investment advisor, manager or fiduciary) which is, or is managed or controlled directly or indirectly by persons or entities which are, such a person (or persons) or entity (or entities) which, in the reasonable judgment of First Lender, make or have made investments with the purpose or intent of restructuring the obligations of, or interests relating to, such investments or the entities in which such investments are made, notwithstanding the objections of the holders of such obligations or interests.

         "Ownership Interests" means (1) in the case of a corporation, the outstanding capital and voting stock therein, and whenever ownership of a minimum percentage of Ownership Interests is specified herein with reference to a corporation, such minimum percentage shall mean ownership of both the minimum percentage of capital stock and the minimum percentage of voting stock; (2) in the case of a partnership (general or limited), the outstanding interests in the capital, profits, gains, and losses of the partnership, and whenever ownership of a minimum percentage of Ownership Interests is specified herein with reference to a partnership, such minimum percentage shall mean ownership of the minimum percentage of each of such items in the partnership; and (3) in the case of another form of entity (including, without limitation, a land trust), the outstanding beneficial interests and voting rights in such entity and whenever ownership of a minimum percentage of Ownership Interests is specified herein with respect to such other entity, such minimum percentage shall mean ownership of both the minimum percentage of beneficial interests and the minimum percentage of voting rights.

         "Permitted Designee" means a partnership, corporation, limited liability company or other entity which is wholly owned, directly or indirectly, by PTLP.

         "Qualified Institutional Advisor" means an investment advisor, manager or fiduciary, other than a Non-Qualified Investor/Advisor, which (a) owns or manages real estate assets with a net asset value of at least $500 million (as determined on a current fair market value basis as set forth in current financial statements reasonably acceptable to First Lender, reported upon in a manner and by a third party reasonably acceptable to First Lender) and (b) has substantial operational expertise with ownership or management of major office buildings in the central business districts of any of the fifty (50) largest cities in the United States.

         "Qualified Transferee" means: (1) an Institutional Investor, which (a) is not a Non-Qualified Investor/Advisor and is not advised or managed by or under the fiduciary direction of a Non-Qualified Investor/Advisor either in respect of the Tower Property or in respect of its investments generally; and
(b) has either (i) a credit rating of at least AA or better by Standard & Poors Corporation or Aa or better by Moody's Investors Services, Inc. or a comparable rating if such rating services change their rating designation or a comparable rating by a comparable rating service selected by First Lender in its reasonable discretion if neither Moody's nor Standard & Poors continues to provide such rating services or (ii) a net worth of not less than $500 million, as determined in accordance with generally accepted accounting principles and reported upon in a manner and by a party reasonably acceptable to First Lender; or (2) an Institutional Investor which (a) is not a Non-Qualified Investor/Advisor and (b) is advised or managed by or under the fiduciary direction of a Qualified Institutional Advisor in respect of its investment in the Tower Property. Notwithstanding the foregoing, the term "Qualified Transferee" shall not include either an AEW Entity or a Sears Entity.

         "Riverwoods Property" means the property consisting of approximately
29.44 acres at the intersection of Lake Cook and Saunders Roads in Lake County, Illinois.

         "Sears Corporate Lease" means that certain Lease dated as of July 2, 1990 (including any amendment thereto, extension thereof, or lease substituted therefor) between Tower Holdings, Inc. as landlord and Sears as tenant for approximately 268,000 sq. ft. of office space on floors Mezzanine, 5, 6, 8, 18, 51, 60, 68 and 98 in the Tower Real Property.

         "Sears Entity" means Sears, Roebuck and Co., a New York corporation, or an entity directly or indirectly controlled by Sears, Roebuck and Co.

         "Sears Cash Flow Interests" means Sears right to participate in and receive allocations and distributions of Cash Flow pursuant to the Second Distribution Priority, Fourth Distribution Priority, and Fifth Distribution Priority as described in Section 6.01(a).

         "Sears Lender Documents" means the Sears Redevelopment Cost Obligation, the Sears New Loan Agreement, the Sears New Loan Note, and the Sears New Loan/Redevelopment Mortgage.

         "Sears License Agreement" means that certain License Agreement of even date herewith between Sears as licensor and the AEW Master

Lessee as licensee relating to the use of the name and service mark "Sears
Tower."

         "Sears/ST Interests" means Sears/ST Lender Interests and Sears/ST Ownership Interests collectively.

         "Sears/ST Tower Bankruptcy Proceeding" means a Tower Bankruptcy Proceeding (including, without limitation, a proceeding initiated as an involuntary proceeding under Section 303 of the Bankruptcy Code) that is (a) commenced by, or at the direction or with the participation of, entities that constitute or include any one or more of Sears, ST or any other Sears Entity, or
(b) commenced by entities that include one or more creditors whose claim or claims include one or more claims that arise from obligations incurred by ST after the date hereof (other than obligations incurred by ST as master lessor under the Master Lease in accordance with the terms hereof); provided however, that a Tower Bankruptcy Proceeding which otherwise does not constitute a Sears/ST Tower Bankruptcy Proceeding shall not be deemed to be a Sears/ST Tower Bankruptcy Proceeding due to the filing or prosecution by Sears, subsequent to the entry of an order for relief or its equivalent in the proceeding, of a claim or right of action held by Sears solely in its capacity as tenant under the Sears Corporate Lease so long as neither Sears nor ST nor any other Sears Entity defaults in the performance of, or is in violation of, any of its agreements or obligations in Section 9.04.

         "Second Lender Cash Flow Interests" means Second Lender's right to participate in and receive allocations and distributions of Cash Flow pursuant to the Distribution Priorities as described in Section 6.01(a).

         "Second Lender Forbearance Period" means the period through and including the earliest to occur of (i) December 31, 2001, (ii) the occurrence of a Sears/ST General Default, or (iii) the expiration of the First Lender Forbearance Period.

         "Second Priority Amount" means the aggregate amount of Cash Flow to be distributed according to the Second Distribution Priority in Section 6.01(a)(2). The Second Priority Amount shall be $90,000,000 or such greater amount (the Increased Second Priority Amount) to which the Second Priority Amount is increased pursuant to Section 6.02(f).

         "Skydeck Business" means the business commonly known as "Chicago Experience and Skydeck" now located on the Chicago Level and on the 100th and 103rd floors of the Tower Real Property.

         "Tower Bankruptcy Proceeding" means a Bankruptcy Proceeding other than a Consensual Tower Bankruptcy Proceeding (i) in respect of any one or more of Tower Owner, ST, the Grantor Trust, PTLP, or the Master Lessee or (ii) under which First Lender, Second Lender,

Option Holder, Grantor Trustee, Master Lessee or the residual beneficiary under the Grantor Trust is enjoined for any period of time (including, without limitation, by the automatic stay provided for in Section 362(a) of the Bankruptcy Code) from enforcement, or is subject to an order of a court or other tribunal of competent jurisdiction enjoining or delaying enforcement, of any of the rights and remedies granted to it under any of the Amended Transaction Documents in accordance with the terms of such Amended Transaction Documents, including, without limitation, the exercise by either Lender of its rights to realize upon the liens and security interests granted to it under the Amended Transaction Documents.

         "Tower Owner" means the following persons and entities, each individually and all collectively: (i) the holder from time to time of legal title to the Tower Real Property; and (ii) the holder from time to time of the beneficial interest under any land trust holding legal title to the Tower Real Property; provided, however, the term "Tower Owner" shall not include (1) any beneficiary under the Grantor Trust or (2) any partner or shareholder of any partnership or corporation holding (a) legal title to the Tower Real Property or
(b) the beneficial interest in any land trust holding such legal title.

         "Tower Property" means collectively the Tower Real Property and the Tower Personal Property; provided that, as used in the Grantor Trust Agreement, "Tower Property" also refers to the beneficial interest under the Land Trust.

         2.02 Cross-Referenced Terms
              ----------------------

         Other capitalized terms are defined in various Sections of this Agreement. Such defined terms and the respective Sections of this Agreement in which such terms are defined are listed (together with the terms defined in Section 2.01) in the Index of Defined Terms attached hereto as Schedule 1.

                                   SECTION 3

                    RESTRUCTURING AND TRANSFERS OF INTERESTS
                    ----------------------------------------

         3.01 Order of Transactions
              ---------------------

         (a) The following transactions in respect of the amendment of the First Loan, Second Loan and Tower Option and the transfer of interests in the Tower Property shall be made, pursuant to documents more fully described herein, in the following order:

         (1) ST and Land Trustee shall execute and deliver to MetLife the Amended First Notes dated and effective as of January 1, 1994; and Sears, ST, Land Trustee and MetLife

              (or such of said parties as are applicable to a particular document) shall enter into the other First Loan Modification Documents dated and effective as of the date hereof.

         (2) AEW shall transfer and assign, all of its right, title and interest in, to and under the Second Loan Documents (other than the Third Mortgage, which shall be released and terminated) and the Option Documents to PTLP.

         (3) ST and Land Trustee shall execute and deliver to PTLP the Amended Tower Second Note dated and effective as of January 1, 1994; and Sears, ST, Land Trustee, AEW and PTLP (or such of said parties as are applicable to a particular document) shall enter into the other Second Loan/Option Modification Documents dated and effective as of the date hereof.

         (4) Sears and ST shall execute and deliver the Sears New Loan Agreement and the Sears Contribution Agreement; ST shall execute and deliver to Sears the Sears New Loan Note and the Sears Redevelopment Cost Obligation; and Land Trustee and ST shall execute and deliver to Sears the Sears New Loan/Redevelopment Mortgage.

         (5) PTLP and ST shall execute and deliver the AEW New Loan Agreement; ST shall execute and deliver to PTLP the AEW New Loan Note; AEW shall execute and deliver to ST the AEW New Loan Advance Guaranty; and Land Trustee and ST shall execute and deliver to PTLP the AEW New Loan Mortgage.

         (6) ST shall transfer the beneficial interest under the Land Trust and all of ST's right, title and interest in the Tower Property to the Grantor Trustee pursuant to the Assignment and Assumption with Indemnity as described in Section 17.01.

         (7) Land Trustee and the Grantor Trustee shall lease the Tower Property to the AEW Master Lessee pursuant to the AEW Master Lease (and shall also lease the Tower Property, subject but not subordinate to the AEW Master Lease, to the MetLife Master Lessee pursuant to the MetLife Master Lease).

         (8) The certificate of incorporation and bylaws of ST shall be amended and restated and the three series of preferred stock of ST shall be issued as provided in Section 11.

         (b) Except as otherwise indicated herein, all of the First Loan Modification Documents and all of the Second Loan/Option

Modification Documents will be dated and effective as of the date of this Agreement, and the transfers of interests and other transactions contemplated hereby will be accomplished by and pursuant to documents, instruments and agreements dated and effective as of the date of this Agreement.

         (c) The enumeration of transfers of interests and other transactions in
Section 3.01(a) is not intended to be exclusive but only descriptive of the ordering of said transfers and other transactions.

         (d) All of the Amended Transaction Documents that are to be recorded in the Office of the Cook County Recorder of Deeds or filed with the Illinois Secretary of State are listed in Exhibit G attached hereto and shall be recorded and filed in the order of priority listed in said Exhibit G.

         3.02 Resulting Interests
              -------------------

         After giving effect to the transfers of interests and other transactions described in Section 3.01(a): (i) legal title to the Tower Real Property will be held by Land Trustee; (ii) the Grantor Trust will be the sole beneficiary under the Land Trust and the owner of the Tower Personal Property;
(iii) ST will be the income beneficiary and PTLP will be the residual beneficiary of the Grantor Trust (and MetLife or its designee will be the contingent residual beneficiary under the Grantor Trust and will also hold a collateral assignment of the income beneficiary's interest and the residual beneficiary's interest under the Grantor Trust); (iv) the power of direction under the Land Trust will be held by the Grantor Trustee subject to an assignment of such authority by the Grantor Trustee to the AEW Master Lessee (and MetLife will hold a collateral assignment of the beneficial interest under the Land Trust, and Second Lender will hold a subordinate collateral assignment of said beneficial interest); (v) the Tower Property will be leased to the AEW Master Lessee (and the Tower Property will also be leased, subject but not subordinate to the AEW Master Lease, to the MetLife Master Lessee, and MetLife will also hold a collateral assignment of the Lessee's interest under the AEW Master Lease); and (vi) Land Trustee and Grantor Trustee will, each individually and the two collectively, be the Tower Owner.

         3.03 New Security Arrangements
              -------------------------

         (a) Sears and/or ST shall deliver or cause to be delivered to First Lender the following documents and instruments, in form and content satisfactory to First Lender, as additional security for the First Loan:

         (i) Collateral assignment of the beneficial interest under the Land Trust.

         (ii) Collateral pledge of all of the issued and outstanding common stock and series A preferred stock of ST; together with the stock certificates, which shall be held by the escrowee under the Sears/ST Transfer Escrow as agent for First Lender and Second Lender, as secured parties, for purposes of perfecting the respective liens of First Lender and Second Lender in such stock.

         (iii) Collateral assignment of ST's interest as income beneficiary under the Grantor Trust.

         (iv) Collateral assignment of ST's interest as grantor under the Grantor Trust.

         (b) Sears and/or ST shall deliver or cause to be delivered to Second Lender, as additional security for the Tower Second Loan, collateral security documents substantially in the same form as the documents to be delivered to First Lender pursuant to Section 3.03(a). The security interests granted to Second Lender pursuant to said collateral security documents shall be subject and subordinate to the security interests of First Lender.

         (c) PTLP shall deliver or cause to be delivered to First Lender the following document and instruments, in form and content satisfactory to First Lender, as additional security for the First Loan:

         (i) Collateral assignment of PTLP's beneficial interest as residual beneficiary under the Grantor Trust.

         (ii) Collateral pledge of all of the issued and outstanding series C preferred stock of ST, together with the stock certificates, which shall be held by the escrowee under the AEW Transfer Escrow as agent for First Lender, as secured party, for purposes of perfecting the lien of First Lender in such stock.

         (iii) Collateral pledge of all of the issued and outstanding stock in the AEW Master Lessee (said pledge to be executed by all of the shareholders of the AEW Master Lessee); together with the stock certificates which shall be held by the escrowee under the AEW Transfer Escrow as agent for First Lender, as secured party, for purposes of perfecting the lien of First Lender in such stock.

         (d) The AEW Master Lessee shall deliver or cause to be delivered to First Lender the following documents and instruments, in form and content satisfactory to First Lender as additional security for the First Loan:

         (i) Collateral assignment of AEW Master Lessee's interest in the AEW Master Lease.

         (ii) Security agreement collaterally assigning all right, title and interest of AEW Master Lessee in the Tower Personal Property and other property and assets which may be acquired by AEW Master Lessee.

         (iii)  Collateral assignment of leases and rents.

         (iv)   Collateral assignment of service agreements.

         (v)    Collateral assignment of the Tower Management Agreement.

         (vi)   Collateral assignment of Sears License Agreement.

         (e) The collateral security instruments describe in Sections 3.03(a),
(c) and (d) and delivered as security for the First Loan and the collateral security instruments described in Section 3.03(b) and delivered as security for the Tower Second Loan are herein referred to as the "New Collateral Security Documents."

         3.04 General Provisions for New Collateral Security Documents
              --------------------------------------------------------

         (a) Incorporation. The provisions of this Section 3.04 shall apply to each of the New Collateral Security Documents as if such provisions were recited in their entirety in each of said documents, and the provisions of this Section
3.04 are incorporated by reference into each of the New Collateral Security Documents. As used in this Section 3.04: (i) the term "Collateral Assignor" shall mean the party executing the respective New Collateral Security Document and granting a security interest pursuant thereto (and any successor to such party bound by such document in accordance with the terms thereof); (ii) the term "Lender" shall mean First Lender in respect of the New Collateral Security Documents delivered to First Lender pursuant to Sections 3.03(a), (c) and (d) and Second Lender in respect of the new Collateral Security Documents pursuant to Section 3.03(b); (iii) the term "Obligations" shall have the meaning ascribed to such term in the respective New Collateral Security Document; and (iv) the term "Collateral Event of Default" shall mean an "Event of Default" under and as defined in the respective New Collateral Security Document.

         (b) Application of Monies. Collateral Assignor grants to Lender full power and authority to exercise, without notice to Collateral Assignor (notice thereof being expressly waived by Collateral Assignor), each and every of the rights, interests, privileges and powers granted and assigned at any and all times hereafter, with full right and power to use and apply, to the extent thereof, any and all monies due or to become due to

Collateral Assignor, if any, pursuant to the assigned collateral, to the payment of any of the Obligations in such order as Lender may determine, but without in any manner limiting the generality of the rights, powers, privileges and authority conferred on Lender by the New Collateral Security Document; provided Lender shall not exercise such rights, powers, privileges and authority until the existence and during the continuance of a Collateral Event of Default.

         (c) Remedies Cumulative. It is understood and agreed that the rights, powers and privileges herein granted and assigned to Lender shall be deemed special remedies given to Lender and shall not be deemed exclusive of any of the rights, powers and remedies provided in the Amended Transaction Documents, but shall be deemed additional remedies and cumulative with all such other rights, powers and remedies, and each and all such rights, powers and remedies may be pursued or exercised singly, successively or simultaneously, at such time or times during the existence of a Collateral Event of Default or in such order as Lender may, in its sole discretion, elect. No failure on the part of Lender to exercise, and no delay in exercising, any rights, powers, privileges, interests, remedies or authorizations under any of the New Collateral Security Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any such rights, powers, privileges, interests, remedies or authorizations by Lender preclude any other further or future exercise thereof or the exercise of any other rights, powers, privileges, interests, remedies or authorizations.

         (d) Release. It is expressly understood that no judgment or decree which may be entered on any of the Obligations shall operate to abrogate or lessen the effect of any New Collateral Security Document, but that each New Collateral Security Document shall continue in full force and effect until any and all Obligations, in whatever form the Obligations may be, and any and all costs and expenses incurred and sustained by virtue of the authority contained in such New Collateral Security Document have been fully and finally paid, or until such time as each New Collateral Security Document may be released pursuant to the Amended Transaction Documents, or otherwise. Each New Collateral Security Documents shall remain in full force and effect during the pendency of any foreclosure proceedings, both before and after sale, until the issuance of a deed pursuant to a foreclosure decree, unless the Obligations are fully and finally paid and discharged before the expiration of the period of redemption, if any.

         (e) Collateral Assignor's Representations, Warranties and Covenants. Each Collateral Assignor, for itself but not for any other Collateral Assignor, hereby represents and warrants to and covenants with Lender that:

         (i) Except as expressly described in the General Agreement, Collateral Assignor has not sold, pledged, assigned, transferred, set over or otherwise encumbered the collateral assigned by the respective New Collateral Security Document; and except as may be expressly permitted by the Amended Transaction Documents, Collateral Assignor will not, at any time during the term of any New Collateral Security Document, sell, pledge, assign, transfer, set over or otherwise encumber, or permit or suffer to be sold, pledged, assigned, transferred, set over or otherwise encumbered, the collateral assigned by the respective New Collateral Security Document or perform or omit to perform any act or execute any other document or instrument which might prevent Lender from fully exercising and enjoying its rights, powers, privileges and benefits under any New Collateral Security Document; and

         (ii) Collateral Assignor will pay, observe and perform, or cause to be paid, observed and performed, each and every material covenant, condition and obligation on its part to be paid, observed and performed under the collateral assigned pursuant to the respective New Collateral Security Document and (to the extent applicable) enforce the observance and performance of each and every material covenant, condition and obligation to be observed and performed under any documents creating the interest of Collateral Assignor assigned to Lender pursuant to such New Collateral Security Document.

         (f) Lender's Exculpation. Lender shall not in any way be: (i) obligated to perform or discharge, or be responsible for the failure to perform or exercise, any obligation, duty or liability of Collateral Assignor or any right or authority of Collateral Assignor with respect to the collateral assigned by any New Collateral Security Document or under or by reason of any new Collateral Security Document or (ii) liable by reason of any dangerous or defective condition of the Tower Property, or any part thereof, resulting in loss, damage or injury to the property or person of any party to the collateral assigned by any New Collateral Security Document or of any other person; Collateral Assignor, for itself and for and on behalf of all persons claiming or to claim hereafter by, through or under Collateral Assignor, hereby expressly waiving, and releasing Lender from, any and all such responsibility, liability and requirement.

         (g) Collateral Assignor's Exculpation. Reference is hereby made to the exculpation from person liability for the benefit of each Collateral Assignor contained in the respective New Collateral Security Document. All representations, covenants and agreements made by each Collateral Assignor in this Section 3.04 are made and given subject to such exculpation from personal liability contained in the respective New Collateral Security Document.

         (h) Further Assurances. Collateral Assignor further agrees to execute and deliver, at the reasonable request of Lender, all such further assurances and instruments as Lender shall from time to time require in order to maintain a perfected security interest in the Collateral and to implement the purposes of the New Collateral Security Documents. Upon request by Lender, Collateral Assignor shall deliver to Lender, a duplicate original (or if permitted by Lender, a true and complete copy thereof so certified by Collateral Assignor) of any documents creating the interest of Collateral Assignor assigned to Lender.

         (i) Remedies. Upon the existence of a Collateral Event of Default, then at the option of Lender, Lender shall, to the fullest extent permitted by law, be entitled to exercise (i) all the rights, powers and remedies, if any, available under the Uniform Commercial Code of the State of Illinois then in effect, (ii) any and all other rights, powers and remedies as permitted in any New Collateral Security Document and the other Amended Transaction Documents and
(iii) all such other rights and remedies as may be provided at law or in equity.

         (j) Collateral Assignor's Successors and Assigns. Each New Collateral Security Document, and all the provisions thereof, shall extend to and be binding upon Collateral Assignor, its successors and assigns, and upon any party or parties from time to time permitted to hold title to or have an interest in the Tower Property, except that the benefits and privileges accruing to Collateral Assignor thereunder shall only extend and inure to such of the successors and assigns of Collateral Assignor or such party or parties as may be permitted pursuant to the Amended Transaction Documents.

         3.05 Continuing Security Arrangements
              --------------------------------

         (a) The parties acknowledge and agree that: (i) following the transfers and transactions described in Section 3.01, the Tower Property and the interests of Tower Owner therein will remain subject to the continuing first security interests created by the collateral security instruments securing the First Loan that are listed in Exhibit B-1, Part 1; and (ii) in accordance with the terms of each respective collateral security instrument, the security interest created thereby for the benefit of First Lender has attached to any property of the type described in, and intended to be covered by, the respective collateral security instrument acquired by Tower Owner since July 2, 1990.

         (b) The parties acknowledge and agree that: (i) following the transfers and transactions described in Section 3.01, the Tower Property and the interests of Tower Owner therein will remain subject to the continuing subordinate security interests created by the collateral security instruments securing the Tower Second Loans that are listed in Exhibit C-1, Part 1; and (ii) in accordance with the terms of each respective collateral security instrument, the security interest created thereby for the benefit of Second Lender has attached to any property of the type described in, and intended to be covered by, the respective collateral security instrument that has been acquired by Tower Owner since July 2, 1990.

         3.06 Franklin Center and Riverwoods Transaction
              ------------------------------------------

         (a) As part of the transactions contemplated hereby, and pursuant to simultaneous closings effective the date hereof, the following shall occur:

         (1) FC will cause all of the right, title and interest in Franklin Center to be conveyed to an entity designated by AEW, and AEW will deliver a release to Sears and FC in connection therewith.

         (2) The Franklin Center Note will remain outstanding; and the mortgage on Franklin Center securing the Franklin Center Note will remain on said property, but the cross default between the Franklin Center Loan and the Tower Second Loan will be eliminated. The Third Mortgage encumbering the Tower Property and securing the Franklin Center Loan will be released.

         (3) FC and AEW will rescind the Franklin Center Option in exchange for a payment by FC to AEW of $2 million.

         (4) Sears will make a payment to AEW in the amount of $7 million, less amounts advanced by Sears with respect to Franklin Center in 1994 (other than the $2 million payment described in Section 3.06(a)(3)), as consideration for the elimination from the Tower Option of certain provisions which provided recourse against Sears.

         (5) As additional consideration for the elimination from the Tower Option of certain provisions which provided recourse against Sears, Sears and an entity organized by AEW will enter into the Riverwoods Purchase Agreement, pursuant to which Sears will transfer to such entity designated by AEW all of Sears right, title and interest in the Riverwoods Property on the date hereof.

         3.07 Consent to the Adoption by FC of a Restated Certificate of Incorporation
              ----------------------------------------------------------

         MetLife and AEW hereby each (1) consent to the adoption by FC of a Restated Certificate of Incorporation in the form of the Restated Certificate of Incorporation of FC delivered to each of MetLife and AEW on the date hereof, and
(2) waive any restrictions heretofore enforceable by each of them to the adoption by Sears, in its capacity as the sole stockholder of FC, of certain stockholder resolutions authorizing the adoption of such Restated Certificate of Incorporation of FC.

         3.08 Consent to the Adoption by Skydeck of a Restated Certificate of Incorporation
              ---------------------------------------------------------------

         MetLife and AEW hereby each (1) consent to the adoption by Skydeck of a Restated Certificate of Incorporation in the form of the Restated Certificate of Incorporation of Skydeck delivered to each of MetLife and AEW on the date hereof, (2) waive any restrictions heretofore enforceable by each of them to the adoption by Sears, in its capacity as the sole stockholder of Skydeck, of certain stockholder resolutions authorizing the adoption of such Restated Certificate of Incorporation of Skydeck, and (3) acknowledge that Skydeck will be dissolved.

                                    SECTION 4

                             AMENDMENT OF FIRST LOAN
                             -----------------------

         4.01 Amended First Notes
              -------------------

         ST and Land Trustee will execute and deliver to MetLife: (i) an Amended and Restated Note A in the principal amount of $400,000,000 (herein referred to as "Amended Note A"); (ii) an Amended and Restated Note B in the principal amount of $100,000,000 (herein referred to as "Amended Note B"); and (iii) and Amended and Restated Note C in the principal amount of $100,000,000 (herein referred to as "Amended Note C"). Each of the Amended First Notes shall be dated and effective as of January 1, 1994. First Lender acknowledges and agrees that as of the date hereof all required payments under the Amended First Notes have been made. Upon the transfer of the Combined Tower Property to the Grantor Trustee, ST will be released from its obligations as "Maker" under the Amended First Notes; provided that if ST exercises its power of substitution under the Grantor Trust, ST will again become obligated as Maker under the Amended First Notes.

         4.02 Modification of Note Terms
              --------------------------

         (a) The Amended First Notes provide for the modification, effective as of January 1, 1994, of the interest payable thereunder, including the forbearance of all monthly interest payments for ten months commencing with the interest payment due as of February 1, 1994 and ending with the interest payment due as of November 1, 1994. MetLife will return to Tower Owner, by deposit into the CDSR, the four monthly interest payments under the First Notes which were payable as of February 1, March 1, April 1 and May 1, 1994, in the aggregate amount of $17,360,000, and which were in fact paid to MetLife. Prior to the date hereof, pursuant to the Forbearance Agreement, MetLife had agreed to forbear from the collection of the monthly interest payments on the First Notes payable as of June 1, 1994 and as of the first day of each month thereafter through November 1, 1994. The Forbearance Agreement is hereby terminated effective as of the date hereof; and the provisions of the Forbearance Agreement relating to the segregation of funds in the CDSR for the payment of brokerage commissions and tenant improvement costs in respect of certain specified leases have been incorporated into the Amended CDSR Agreement.

         (b) The Amended First Notes provide for the payment of Stated Interest (a portion of which is contingent interest), Further Interest (all of which is contingent interest), Participating Interest (all of which is contingent interest), and Additional Participating Interest (all of which is contingent interest) in accordance with the Distribution Priorities described in Section 6.01(a) hereof. Stated Interest represents interest calculated at the stated applicable rate (which is subject to adjustment under Amended Note B and Amended Note C) and prior to the Stated Maturity Date includes Minimum Interest; (both Contingent Minimum Interest and Required Minimum Interest) and Additional Interest (representing the excess of Stated Interest over Minimum Interest). Stated Interest during the Extension Period (between the Stated Maturity Date and the Extended Maturity Date) is referred to herein and in the Amended First Notes as Extension Period Interest.

         4.03 Extension of Maturity Date
              --------------------------

         (a) The Amended First Notes provide for the extension of the maturity of the First Loan from July 2, 2005 (the "Stated Maturity Date") to July 2, 2008 (the "Extended Maturity Date") at the option of Tower Owner, subject to the satisfaction of the requirements in this Section 4.03, and First Lender agrees to extend the First Loan subject to the satisfaction of said requirements. The applicable maturity date under the Amended First Notes, whether the Stated Maturity Date or the Extended Maturity Date, is referred to herein as the "First Loan Maturity Date," and the period from the Stated Maturity Date through the Extended Maturity Date is referred to herein as the "Extended Term."

         (b) The maturity of the First Loan may be extended to the Extended Maturity Date in accordance with the following:

         (i) For the Extended Term, the First Loan as provided in the Amended First Notes will evidence certain revised terms including but not limited to the new amount of principal, the "Extension Rate" (as defined in the Amended First Notes) and the changes in prepayment privileges.

         (ii) All unpaid Minimum Interest and Additional Interest (to the extent not paid in connection with a partial payment of principal pursuant to Section 4.05(b)) shall be added to principal and shall bear interest at the Extension Date.

         (iii)  The following notice procedures shall be applicable:

                "Extension Notice" shall be the written notice from Tower Owner to First Lender not earlier than twenty four (24) months and not later than nine (9) months prior to the Stated Maturity Date by which Tower Owner requests the extension of the First Loan.

                "Notice of Selected Appraisers" shall be the written notice from First Lender to Tower Owner delivered not more than thirty (30) days after the Extension Notice, by which First Lender identifies not fewer than three third-party M.A.I. appraisers satisfactory to First Lender ("Selected Appraisers").

                "Appraiser Selection Notice" shall be the written notice from Tower Owner to First Lender delivered not more than thirty (30) days after the Notice of Selected Appraisers, by which Tower Owner selects one appraiser from the list of Selected Appraisers.

                "Appraisal Notice" shall be the written notice from First Lender to Tower Owner delivered not more than thirty (30) days after the Extension Notice confirming that First Lender has engaged the appraiser identified by Tower Owner in the Appraiser Selection Notice, to determine the Fair Market Value of the Tower Property.

                "Submission Notice" shall be the written notice together with the information, materials and other evidence reasonably satisfactory to First Lender showing that the requirements with respect to the Extension DSCR and the Extension LVR described below have been satisfied, which shall be delivered by Tower Owner to First Lender at any time after its receipt of the Appraisal Notice and not later than one hundred and fifty (150) days prior to the Stated Maturity Date.

                "Extension Rate Notice" shall be the written notice from First Lender (after its receipt of the Submission Notice, if any) to Tower Owner containing the Extension Rate not later than 90 days prior to the Stated Maturity Date.

                "Extension Election Notice" shall be the written notice from Tower Owner to First Lender in which Tower Owner accepts or declines the Extension Rate not later than 75 days prior to the Stated Maturity Date.

                     (1) Tower Owner may deliver to First Lender the Extension
                Notice.

                     (2) Thereafter First Lender shall provide Tower Owner with the Notice of Selected Appraisers.

                     (3) Tower Owner shall next deliver the Appraiser Selection
                Notice.

                     (4) If First Lender receives the Appraiser Selection
                Notice, First Lender shall provide Tower Owner with the Appraisal Notice.

                     (5) First Lender will provide Tower Owner, not later than
                nine (9) months prior to the State Maturity Date, with a non-binding preliminary statement as to whether First Lender estimates that the Extension DSCR and Extension LVR will be satisfied.

                     (6) Tower Owner may deliver the Submission Notice.

                     (7) If First Lender receives the Submission Notice and the completed appraisal and reasonably determines that the requirements have been satisfied, then First Lender shall send the Extension Rate Notice.

                     (8) After receipt of the Extension Rate Notice, Tower Owner may give to First Lender the Extension Election Notice.

                     (9) If Tower Owner fails to send any notice required herein or fails to deliver a notice within the time period required, the extension option will be deemed to have been waived.

         (iv) Tower Owner's right to exercise the option to extend the maturity of the Amended First Notes is subject to and conditioned upon satisfaction of all of the following conditions:

                     (1) from the date of the Extension Notice to the Stated
                Maturity Date, no Event of Default (as defined in the Amended First Mortgage) shall have occurred and be continuing, and there shall be no event or occurrence which, with the passage of time or the giving of notice, or both, would constitute an Event of Default;

                     (2) Tower Owner shall deliver to First Lender the
                Submission Notice (including without limitation budgets and operating statements, rent roll, leasing plans and any other information reasonably requested by First Lender relating to the Tower Property for Lender's use in determining the Extension DSCR and Extension LVR as provided below) and such other evidence reasonably satisfactory that:

                          (A) The financial condition of the Tower Property
                     shall be projected to equal or exceed a 1.20 debt service coverage ratio determined according to the then applicable requirements for a mortgage loan secured by a major Class A office building located in the Central Business District of the City of Chicago (the "Extension DSCR"); and

                          (B) the aggregate outstanding principal of the
                     indebtedness under the First Loan calculated as of the Stated Maturity Date (after giving effect to any partial payment of principal pursuant to Section 4.05(b) and the addition to principal of unpaid Minimum Interest and

                     Additional Interest) does not exceed seventy-five percent (75%) of the then fair market value of the Tower Property as of said date (said ratio is herein referred to as the "Extension LVR"). After First Lender delivers the
                     Appraisal Notice, First Lender shall engage a reputable third party appraiser to determine the fair market value of the Tower Property. All costs incurred for such appraisal shall be paid by Tower Owner as Tower Expenses whether or not the First Loan is extended.

                     (3) All interest and principal due under the Tower Second
                Loan, the AEW New Loan, the Sears New Loan, the Sears Redevelopment Cost Obligation and any other indebtedness secured by the Tower Property shall continue to be fully contingent upon the available Cash Flow of the Tower Property and all distributions of such Cash Flow shall continue to be paid pursuant to the Distribution Priorities specified in Section
                6.01 of this General Agreement.

                     (4) There shall be no debt, mortgages, or encumbrances on
                the Tower Property except those permitted under the General Agreement and Tower Owner shall provide or furnish such additional documents reasonably required by First Lender to complete the extension of the First Loan in accordance with ordinary and customary loan extension requirements and any other requirements then applicable to First Lender with respect to extending mortgage loans, including but not limited to applicable regulatory and state and federal laws.

                     (5) All reasonable costs, fees, expenses and charges
                incurred by First Lender for extension of the First Loan shall be paid as a Tower Expense by Tower Owner including but not limited to First Lender's special counsel, costs of inspections and reports, appraisal fees, mortgagee's loan policy of title insurance, and recording charges whether or not, for any reason whatsoever, the First Loan is not extended.

         (c) the valuation of the Tower Property for purposes of determining the Extension LVR and the valuation of the Tower

Property for purposes of determining the Determined Value pursuant to Section 7.02(c) shall be conducted as a single valuation process. The value determined through such process shall be the Fair Market Value as described in Exhibit L; provided, however, (i) the valuation of the Tower Property (for purposes of the Extension LVR and the Determined Value) shall be performed by an appraiser selected by Tower Owner from a list of not fewer than three (3) M.A.I. appraisers provided by First Lender, and (ii) the valuation of any other related assets and liabilities as described in Exhibit L (for purposes of the Determined Value) shall be performed by an Approved Auditor selected by Tower Owner. First Lender shall submit the above described list of M.A.I. appraisers to Tower Owner not later than one hundred eighty (180) days prior to the Stated Maturity Date; and Tower Owner shall select one appraiser and the Approved Auditor, and notify First Lender of such selection in writing, not later than thirty (30) days after delivery of First Lender's list of M.A.I. appraisers. If for any reason Tower Owner fails to select the appraiser or the Approved Auditor within said thirty
(30) day period, First Lender shall have the right to make such selection. Following the selection of the appraiser and the Approved Auditor, First Lender shall instruct the appraiser and the Qualified Auditor to conduct the valuation of the Tower Property in accordance with the foregoing.

         4.04 Rate Adjustment; Amended Notes B and C
              --------------------------------------

         (a) Each of Amended Note B and Amended Note C provides for periodic adjustments of the Interest Rate (as defined in such Notes) prior to the Stated Maturity Date, subject to a maximum Applicable Rate of eight percent (8%) per annum, based upon First Lender giving notice to Tower Owner of First Lender's determination of a "Rate Increment" and an "Adjusted Rate" for each "Interval Period" (each such term as defined in such Notes). First Lender agrees that the Rate Increment shall be based upon the First Lender's best rate for commercial mortgage loans then being made available by First Lender; provided that: (a) as provided in such Notes, the Rate Increment shall in no event be less than 75 basis points nor more than 175 basis points; and (b) if, in First Lender's reasonable opinion, as of the time that Lender delivers an "Adjustment Notice" (as defined in such Notes) there has been a material adverse change in the Tower Property and other collateral and security securing the First Loan considered as a whole, or a material adverse change in the financial condition of Tower Owner, since the immediately preceding Adjustment Date, First Lender shall not be obligated to base the Rate Increment upon First Lender's best rate for commercial mortgages, but in no event shall the Rate Increment exceed 175 basis points. If First Lender determines that it will not base the Rate Increment on First Lender's best rate for commercial mortgages, then First Lender shall specify the reasons therefor in the Adjustment Notice.

         (b) In addition to the provisions for Rate Adjustments provided in each of Amended Note B and Amended Note C, First Lender agrees to offer alternative terms for Rate Adjustments prior to the Stated Maturity Date in accordance with this paragraph (b). If Tower Owner delivers to First Lender, not later than the first day of the eighth (8th) calendar month preceding the next subsequent Adjustment Date, a written request for First Lender's offer of alternative terms for an adjustment in the Adjustable Interest Rate under either or both of Amended Note B and Amended Note C based upon a period of time greater than the next subsequent "Interval Period" (as defined in such Notes), then, provided First Lender determines in good faith that First Lender is then offering or prepared to offer to third parties commercial mortgage loans with terms for a longer period, First Lender shall offer to Tower Owner a Rate Increment based upon First Lender's best commercial mortgage rate for such alternative period (but in any event ending not later than the Stated Maturity Date), and shall specify (in addition to the Rate Increment otherwise required to be specified by the terms of the Note) such alternative rate and other terms, including prepayment terms, in the Adjustment Notice required to be delivered by First Lender for such Adjustment Date. Notwithstanding the foregoing, First Lender will not be required to offer a Rate Increment based upon its best commercial mortgage rate for such an alternative period if, as of the time of such Adjustment Notice, there has been a material adverse change in the Tower Property and other collateral and security securing the First Loan considered as a whole, or a material adverse change in the financial condition of Tower Owner, since the immediately preceding Adjustment Date.

         (c) If Tower Owner does not request alternative terms for a Rate Adjustment pursuant to the preceding paragraph (b), First Lender in its sole discretion, may nevertheless specify in an Adjustment Notice in respect of either or both of Amended Note B and Amended Note C (in addition to the Rate Increment otherwise required to be specified by the terms of the Notes) alternative terms for an adjustment which would result in an "Determined Rate" based upon a period of time greater than the next subsequent Interval Period, including such prepayment terms for such different period of time as First Lender may deem appropriate.

         (d) Tower Owner may accept the alternative terms offered by First Lender pursuant to paragraph (b) or paragraph (c) above by written notice delivered to First Lender at the same time that Tower Owner's Election Notice (as defined in such Notes) is delivered to First Lender. If Tower Owner accepts such alternative terms, the rate of interest payable on the Note shall be adjusted accordingly commencing on the next subsequent Adjustment Date, and such other necessary and appropriate changes in the Amended First Loan Documents (including but not limited to the Note under which the interest rate has been adjusted) shall be made as First Lender and Tower Owner may agree. Tower Owner shall pay (as Tower Expenses) all costs and expenses incurred by or on behalf of First

Lender in connection therewith, including but not limited to reasonable attorneys' fees.

         (e) Any calculation of the monthly payment under the Amended First Notes, after giving effect to a Rate Adjustment under Amended Note B or Amended Note C, shall be made in accordance with the methodology exemplified by the sample calculation set forth in Exhibit H-1 attached hereto.

         4.05 Prepayment of First Loan Base Debt
              ----------------------------------

         (a) The Amended First Notes permit the prepayment of the First Loan Base Debt in full, but not in part, prior to the Stated Maturity Date (provided the maturity date has not been extended to the Extended Maturity Date), subject to the payment of a "Base Debt Prepayment Fee" (as defined in the Amended First Notes) in accordance with the terms of said notes. No Base Debt Prepayment Fee is payable in respect of such a prepayment during the last year prior to the Stated Maturity Date if the First Loan Base Debt is prepaid within ninety (90) days after delivery of the notice of prepayment.

         (b) Amended Note B and Amended Note C each permit, in accordance with their terms, the prepayment of the entire Note or one-half of the outstanding principal of the Note (together with one-half of all unpaid interest thereunder) as of any Adjustment Date under the Note or during the sixty (60) day period preceding the Adjustment Date, without payment of any prepayment fees.

         (c) The Amended First Notes permit a partial payment of principal under the First Loan as of the Stated Maturity Date, or during the sixty (60) days preceding the Stated Maturity Date, without payment of a prepayment fee, in an amount not less than $50,000,000 or any integral multiple thereof (or such lesser or greater amount as may be required to satisfy the Extension DSCR or the Extension LVR) allocated among the three Amended First Notes in proportion to the respective original principal amounts of each note, if Tower Owner extends the maturity date of the First Loan to the Extended Maturity Date. Pursuant to the Amended First Notes, in connection with any such partial payment of principal, Tower Owner shall make such payment through a payment of a proportional share of all unpaid Minimum Interest and Additional Interest under the Amended First Notes represented by the ratio of (i) the principal amount being paid to (ii) the total outstanding principal amount of the Amended First Notes prior to such partial payment.

         (d) The Amended First Notes permit the prepayment of the First Loan Base Debt in full, but not in part, after the Stated Maturity Date and prior to the Extended Maturity Date, if the maturity of the First Loan has been extended to the Extended Maturity Date, subject to the payment of a Base Debt Prepayment Fee in accordance with the terms of said notes. No Base Debt

Prepayment Fee is payable in respect of such a prepayment during the last sixty
(60) days prior to the Extended Maturity Date.

         (e) Any calculation of the Base Debt Prepayment Fee shall be made in accordance with the methodology exemplified by the sample prepayment fee calculation set forth in Exhibit H-2 attached hereto.

         4.06 Redemption of First Loan Further Interest, and Participating Interest and Additional Participating Interest
              ------------------------------------------------------------

         (a) The Amended First Notes permit the prepayment of the First Loan in full and satisfaction of all obligations thereunder in respect of principal and interest (including Further Interest, Participating Interest and Additional Participating Interest) at any time on or before the Stated Maturity Date (provided the maturity date has not been extended to the Extended Maturity
Date), subject to the payment of a Note Prepayment Fee (constituting a Yield Restoration Amount plus the Base Debt Prepayment Fee) in accordance with the terms of said Notes. Any calculation of the Yield Restoration Amount for purposes of determining the "Note Prepayment Fee" (as defined in the Amended First Notes) shall be made in accordance with the methodology exemplified by the sample calculation set forth in Exhibit H-3 attached hereto.

         (b) Further Interest, Participating Interest and Additional Participating Interest under the Amended First Notes are payable from Cash Flow in accordance with the Distribution Priorities described in Section 6.01(a) and the provisions of Section 7. Except as described in Section 4.06(a) with respect to a prepayment of the First Loan in full, notwithstanding the payment or prepayment in full of the First Loan Base Debt, Further Interest, Participating Interest and Additional Participating Interest shall remain payable in accordance with the Distribution Priorities, and (except for the prior payment of further interest in full at the fourth Distribution Priority) neither Further Interest, Participating Interest nor Additional Participating Interest may be redeemed in full except upon a Final Participation Determination as described in
Section 7.

         4.07 Amendment of First Mortgage
              ---------------------------

         In connection with the execution and delivery of the Amended First Notes, ST, Land Trustee and MetLife will enter into an "Amendment to First Mortgage" of even date herewith (the First Mortgage, as so amended by said Amendment, is herein referred to as the "Amended First Mortgage").

         4.08 Release of First Mortgage Lien Upon Payment of First Loan Base
              Debt
              --------------------------------------------------------------

         (a) At the time of the payment in full of the First Loan Base Debt in accordance with the terms of the Amended First Notes, at the option of Tower Owner and provided no Event of Default has then occurred and is continuing and no Transfer event has occurred, the Amended First Mortgage and all other collateral security documents granting First Lender a security interest in any of the Tower Property shall be terminated and released subject to and in accordance with the provisions of this Section 4.08.

         (b) A first lien in all Ownership Interests in the beneficial owner of the Tower Property (but not in the Tower Property or in the Land Trust) and all interests of Tower Owner, Second Lender (if the Tower Second Loan is then outstanding), and AEW New Lender (if the AEW New Loan is then outstanding) in Cash Flow shall be granted to First Lender pursuant to written instruments (including but not limited to a note and a pledge or other security agreements) reasonably satisfactory to First Lender. In connection therewith, First Lender may require reasonable assurance, including but not limited to representations, warranties and/or an opinion of counsel, as to the validity and efficacy of such pledge and instruments. First Lender will not unreasonably withhold its consent to a request from Tower Owner to subordinate First Lender's lien on the Ownership Interests in Tower Owner to a pledge of such interests to the lender that provided the financing for the payment of the First Loan Base Debt, provided such lender is not an AEW Entity, a Sears Entity or an Affiliate of either, and provided further that assurances reasonably satisfactory to First Lender shall be given to First Lender that such pledge to the refinancing lender and such subordination by First Lender (i) shall not cause First Lender to be entitled to receive less benefit in the event of a foreclosure by the refinancing lender holding such pledge of Ownership Interests in Tower Owner combined with a mortgage lien on the Tower Property than First Lender would be entitled to receive in the event of foreclosure by the refinancing lender if such lender held only a mortgage lien on the Tower Property without a pledge of the Ownership Interests in Tower Owner, and (ii) shall not restrict First Lender's exercise of its rights and remedies under its security instrument and lien on the Ownership Interests.

         (c) The Sears New Loan Redevelopment Mortgage (if the Sears New Loan and/or the Sears Redevelopment Cost Obligation are then outstanding) and all other collateral security documents granting Sears a security interest in the Tower Property shall be released and terminated. Sears shall be granted a subordinate security interest in the Ownership Interests in Tower Owner and/or in the interests in Cash Flow pledged to First Lender pursuant to Section 4.08(b); provided that the instrument granting the subordinate security interest to Sears shall be in substantially the same form as the security interest granted to First Lender under Section 4.08(b).

         (d) Notwithstanding the release and termination of the Amended First Mortgage, First Lender's right to receive Further Interest, Participating Interest and any Additional Participating Interest under the terms of the Amended First Notes and pursuant to the Distribution Priorities shall continue and remain in full force and effect, and First Lender's right to the Final Participation Determination shall continue and remain in full force and effect as provided in Section 7.02.

         (e) If the Amended First Mortgage and other collateral security documents securing the First Loan are terminated and released pursuant to this
Section 4.08 prior to July 2, 2005, the valuation of the Tower Property and related rights and liabilities for purposes of determining an Extension LVR (on a hypothetical basis) and the Determined Value and for purposes of determining the Outside Determination Date and implementing Section 7.02 shall be performed in accordance with the procedures for determining Fair Market Value described in Exhibit L.

         4.09 Forbearance From Foreclosure
              ----------------------------

         (a) First Lender covenants and agrees that during the continuance of the First Lender Forbearance Period, First Lender shall not, pursuant to any Foreclosure Action against the Tower Property, complete the foreclosure of the lien of the Amended First Mortgage or any other security interests in the Tower Property granted by Tower Owner to First Lender or exercise any right to become a mortgagee in possession; provided, however, that the foregoing shall not limit or impair: (i) First Lender's right to commence a Foreclosure Action, (ii) First Lender's right to seek the appointment of a receiver for the Tower Property;
(iii) the foreclosure of the lien of the security interests granted by Sears and/or ST pursuant to the New Collateral Security Documents upon the occurrence of a Sears/ST Termination Event (other than under Section 9.01(a)(7)) (whether or not a Transfer Event has occurred, but subject to the provisions of Section 4.09(b) if a Transfer Event has not occurred); (iv) the foreclosure of the lien of the security interests granted by PTLP and/or AEW Master Lessee pursuant to the New Collateral Security Documents upon the occurrence of a Transfer Event (whether or not a Sears/ST Termination Event has occurred); or (v) the exercise by First Lender of its rights and remedies pursuant to Section 8 upon the occurrence of a Transfer Event or pursuant to Section 9 upon the occurrence of a Sears/ST Release Event.

         (b) First Lender covenants and agrees that if it exercises its right to foreclose the lien of the security interests granted by Sears and/or ST pursuant to the New Collateral Security Documents upon the occurrence of a Sears/ST Termination Event, then provided a Transfer Event has not occurred, in accordance with Section 9.03(d) First Lender will exercise such right so as to effect a transfer to PTLP of the Sears/ST Ownership Interests and, if applicable, the Sears/ST Stock Holdings, subject to the Amended First Loan Documents and the liens created thereby.

         4.10 Rights Assigned to Master Lessee
              --------------------------------

         (a) The parties acknowledge and agree that Tower Owner has assigned to the Master Lessee, so long as the Master Lease is in effect, the exclusive right to exercise and deal with First Lender concerning all rights, options and provisions exercisable by Maker under the Amended First Loan Documents (herein collectively referred to as the "Assigned First Loan Rights"), including but not limited to the following: (i) the exercise of the option to extend the Stated Maturity Date to the Extended Maturity Date and the determination of the Extension Rate as described in Section 4.03; (ii) the determination of Rate Adjustments under Amended Notes B and C as described in Section 4.04; (iii) any prepayment of the Amended First Notes as described in Section 4.05; (iv) any redemption of Further Interest, Participating Interest and Additional Participating Interest as described in Section 4.06; (v) any release of the Amended First Mortgage as described in Section 4.08; (vi) any election or action relating to the Final Participation Determination pursuant to Section 7; and
(vii) the determination of Cash Flow and the preparation and delivery of Cash Flow and Distribution Statements and Auditor's CFD Statements under Section
6.04. Notwithstanding the foregoing, for purposes of this Section 4.10, the Assigned First Loan Rights shall not include the right to effect any modification or refinancing of the First Loan, and Master Lessee's rights with respect thereto are as provided in Section 4.11 hereof.

         (b) The parties further acknowledge and agree, with respect to the Assigned First Loan Rights, that so long as the Master Lease is in effect: (i) Tower Owner (as distinguished from the Master Lessee) shall have no right to exercise, or deal with First Lender, concerning any of the Assigned First Loan Rights; (ii) Tower Owner and First Lender shall respect and be bound by the Master Lessee's exercise of, and actions taken with respect to, the Assigned First Loan Rights in accordance with the terms of the Amended First Notes; (iii) the Master Lessee shall have the responsibility to satisfy any condition or requirement for the exercise of any of the Assigned First Loan Rights that the Master Lessee elects to exercise, and Tower Owner shall have no responsibility therefor; and (iv) all notices and deliveries required to be made by or to Tower Owner shall be made by or to the Master Lessee. It is acknowledged and agreed that the Master Lessee does not, by the foregoing provisions of this Section 4.10(b), assume nor shall it be deemed to assume any duty to Sears or ST as Tower Owner or to ST as income beneficiary of the Grantor Trust.

         (c) Notwithstanding the provisions of Sections 4.10(a) and (b), in the event PTLP or its Permitted Designee becomes the Tower Owner, any or all of the Assigned First Loan Rights and the rights of Master Lessee under Section 4.10 may be assigned or reassigned by written instrument by Master Lessee to Tower Owner.

         4.11 Refinancing and Restructuring
              -----------------------------

         (a) Subject to the provisions of Section 4.08 and the terms of this
Section 4.11 and further subject to the continuing applicability of the terms and conditions of the Amended First Loan Documents, the Master Lessee shall have the right and authority to arrange one or more refinancings of the entire First Loan Base Debt, including payment of applicable prepayment fees, (but not less than the entire First Loan Base Debt) with a third party lender that is not an AEW Entity, a Sears Entity or an Affiliate of either AEW or Sears, on such terms and conditions as are commercially reasonable for the Tower Property (a "Refinancing") under which (i) the proceeds of the Refinancing and all benefits to Tower Owner, Second Lender and any other parties are applied in accordance with the Distribution Priorities; and (ii) the Tower Property may become subject to the lien of a new first mortgage and related loan documents. Payments of interest and reimbursements and payments of principal to the substitute first lender (the "Refinancing Lender") pursuant to the Refinancing shall be treated as Tower Expenses under Section 7.04(e) for purposes of determining Ordinary Cash Flow. First Lender, Second Lender, AEW New Lender, Option Holder, Sears, ST and Tower Owner agree to execute such amendments to or restatements of this Agreement and the documents executed in connection herewith as (x) may be reasonably required to meet the requirements (consistent with this Section 4.11) of the Refinancing Lender, (y) do not materially alter the substantive rights of the parties under this Agreement, and (z) satisfy the conditions described in
Section 4.08. In order to facilitate a Refinancing, First Lender, Second Lender, AEW New Lender, Option Holder, Sears and ST agree to execute and deliver such directions to the Grantor Trustee or the Land Trustee or both, as may be reasonably required, including without limitation amendments to the Grantor Trust and/or the Master Lease. Tower Owner shall pay, as a Tower Expense, all costs and expenses (including attorneys fees and costs) incurred by First Lender in connection with any Refinancing.

         (b) For as long as ST or the Grantor Trust is the Tower Owner and Sears owns the Common and Series A Preferred Stock of ST, any Refinancing shall be conditioned upon the following: (i) the Refinancing Lender shall agree to forbear from any foreclosure or becoming a mortgagee in possession of the Tower Property that would divest the Grantor Trust or ST of ownership of the Tower Property during the First Lender Forbearance Period; (ii) Sears shall receive an opinion of counsel, subject to Sears approval (which Sears agrees not to unreasonably withhold), (A) that the

Refinancing will not result in a non-exempt prohibited transaction under the Employee Retirement Income Security Act of 1974, (B) that the Refinancing will not cause any of Sears, ST or any Sears Entity to be deemed an issuer, underwriter, investment company, a person that makes an offer or sale of any security issued in connection with the Refinancing, or a direct or indirect "controlling person" of any such issuer, underwriter, investment company, offeror or seller for purposes of the Securities Act of 1933, the Securities Exchange Act of 1934 or the Investment Company Act of 1940 or the related rules and regulations of the Securities and Exchange Commission, and (C) that, if such Refinancing occurs before July 2, 2001, it should not be characterized as a sale or other transaction that would divest ST of ownership of the Tower Property for federal income tax purposes; (iii) Sears shall be reimbursed for all out-of-pocket expenses incurred by Sears, ST or any Sears Entity in connection with the Refinancing, and (iv) the Refinancing will not result in additional recourse liability to Sears, ST or any other Sears Entity. The opinion described in clause (B) above shall be accompanied by a Blue Sky memorandum surveying all applicable State Blue Sky laws and regulations and establishing to Sears satisfaction that the result described in clause (B) will also be the result under such laws or regulations.

                                   SECTION 5

                    AMENDMENT OF SECOND LOAN AND TOWER OPTION

         5.01 Amended Tower Second Note
              -------------------------

         ST and Land Trustee will execute and deliver to PTLP an amended and restated Tower Second Note in the principal amount of $215,250,000 (herein referred to as the "Amended Tower Second Note"). The Amended Tower Second Note shall be dated and effective as of January 1, 1994. The parties acknowledge that the principal of the Tower Second Note has increased through accretion since July 2, 1990 from $207,500,000 to $215,250,000 as of January 1, 1994, as reflected in the Amended Tower Second Note. Second Lender acknowledges and agrees that as of the date hereof all required payments under the Amended Tower Second Note have been made. Upon the transfer of the Combined Power Property to the Grantor Trustee, ST will be released from its obligations as "Borrower" under the Amended Tower Second Note; provided that if ST exercises its power of substitution under the Grantor Trust, ST will again become obligated as Borrower under the Amended Tower Second Note.

         5.02 Modification of Note Terms
              --------------------------

         (a) The Amended Tower Second Note provides for the modification, effective as of January 1, 1994, of the interest payable thereunder, including the forbearance of all monthly interest payments for ten months commencing with the interest payment due as of February 1, 1994 and ending with the interest payment due as of November 1, 1994. AEW will return to Tower Owner, by deposit into the CDSR, the three monthly interest payments under the Tower Second Note which were payable as of February 1, March 1 and April 1, 1994, in the aggregate amount of $3,628,752, and which were in fact paid to AEW. Prior to the date hereof, pursuant to the Forbearance Agreement, AEW returned to ST for deposit into the CDSR the two monthly interest payments under the Tower Second Note in the aggregate amount of $2,419,168, which were payable as of May 1 and June 1, 1994 and were in fact paid by ST to AEW, and AEW had also agreed to forbear from the collection of the monthly interest payments on the Tower Second Note payable as of May 1, 1994 and as of the first day of each month thereafter through November 1, 1994. The Forbearance Agreement is hereby terminated effective as of the date hereof; and the provisions of the Forbearance Agreement relating to the segregation of funds in the CDSR for the payment of brokerage commissions and tenant improvement costs in respect of certain specified leases have been incorporated into the Amended CDSR Agreement.

         (b) The Amended Tower Second Note provides for the payment of "Base Interest" at the rate specified herein and "Additional Interest" (as set forth therein and consisting of "Additional IRR Interest", "Additional Payments Interest" and "Additional Participating Interest") in accordance with the Distribution Priorities described in Section 6.01(a) hereof. The Amended Tower Second Note also provides for a scheduled maturity date of July 2, 2010. The Amended Tower Second Note also provides for acceleration upon a Bona Fide Sale of the Tower Property after July 2, 2005 or the occurrence of an "Event of Default" (under and as defined in the Amended Tower Second Note).

         5.03 Amendment of Option Agreement
              -----------------------------

         ST, Land Trustee, and Option Holder will execute and deliver to each other an "Amended and Restated Option Agreement (Tower)," (herein the "Amended Option Agreement") which amends and restates in its entirety the Option Agreement. Pursuant to the Amended Option Agreement, the scheduled termination date of the Tower Option, if not previously exercised, is July 2, 2005, subject to certain extension rights under specified circumstances. In all events, the Tower Option terminates at such time that the Option Holder (or its Permitted Designee) becomes Tower Owner.

         5.04 Amendment of Mortgages
              ----------------------

         (a) In connection with the execution and delivery of the Amended Tower Second Note, ST, Land Trustee and Second Lender will enter into an "Amendment to Second Mortgage" of even date herewith (the Second Mortgage, as so amended, is herein referred to as the "Amended Second Mortgage"). In connection with the execution and delivery of the Amended Option Agreement, the Option Mortgage will be released and terminated.

         (b) AEW will release and terminate the Third Mortgage securing the Franklin Center loan and there shall be no mortgage or other encumbrance on any of the Tower Property securing the Franklin Center Loan. The Amended Second Mortgage eliminates all cross defaults from the Franklin Center Loan into the Tower Second Loan.

         (c) The Amended Second Mortgage shall incorporate the provisions of
Section 10.05.

         5.05 Further Advances
              ----------------

         Funds advanced by Second Lender, after the AEW New Loan is advanced in full, and applied to (i) the payment of Required Minimum Interest or other amounts under the Amended Fist Notes, or (ii) the leasing, operation, maintenance, repair and replacement of the Tower Property shall be added to the principal of the Tower Second Note and bear interest on the same terms ads the original principal amount of the Tower Second Note. (Any such additional advances by Second Lender are herein referred to as "Additional AEW Advances".)

         5.06 Forbearance From Foreclosure
              ----------------------------

         Second Lender covenants and agrees that during the continuance of the Second Lender Forbearance Period, Second Lender shall not, pursuant to any Foreclosure Action against the Tower Property, complete the foreclosure of the lien of the Amended Second Mortgage or any other security interests in the Tower Property granted by Tower Owner or Second Lender or exercise any right to become a mortgagee in possession; provided, however, that the foregoing shall not limit or impair: (i) Second Lender's right to commence a Foreclosure Action; (ii) Second Lender's right to seek the appointment of a receiver for the Tower Property; and (iii) the exercise by Second Lender of its rights and remedies pursuant to Section 9 upon the occurrence of a Sears/ST Default, a Sears/ST Termination Event (other than under Section 9.01(a)(7)), a Sears/ST General Default or a Sears/ST Special Default. It is acknowledged and agreed that Second Lender shall not be deemed to be, or to have exercised any right to become, a mortgage in possession solely by reason of any affiliation with the Master Lessee.

                                   SECTION 6

                             DISTRIBUTION PRIORITIES
                             -----------------------

         6.01 Distribution Priorities
              -----------------------

         (a) The parties acknowledge and agree that the Amended First Notes, the Amended Tower Second Note, the AEW New Loan Note, the Sears New Loan Note and the Sears Redevelopment Cost Obligation provide for the distribution and application of "Cash Flow" (as defined herein) from the Tower Property, and that Cash Flow from the Tower Property shall be distributed and applied, according to the following priorities ("Distribution Priorities"), subject to the provisions of the this Section 6.01 and Section 6.02.

         (1) First Distribution Priority: First Loan principal, prepayment premium and interest.
              -------------------------------------------------------------

              Cash Flow will be applied first to the payment in full of the following amounts payable in respect of the Amended First Notes, in the following order of priority (unless otherwise applied by First Lender as permitted by the Amended First Note after acceleration upon an Event of Default): (i) Minimum Interest (whether Contingent Minimum Interest or Required Minimum Interest) due and payable currently; (ii) previously unpaid Contingent Minimum Interest; (iii) Additional Interest (including, without limitation, interest with respect to the period January 1, 1994 through October 31, 1994); (iv) Extension Period Interest (applicable only if the maturity of the Amended First Notes is extended to the Extended Maturity Date); (v) prepayment premium, if applicable, with payments applied to the three Amended First Notes in proportion to the respective prepayment premiums then payable under each; and (vi) principal (including, without limitation, any and all advances from time to time made under the Amended First Mortgage).

         (2) Second Distribution Priority: New Loans principal, Tower Second Loan principal, and First Loan Further Interest.
              ---------------------------------------------------------------

              After payment of the First Distribution Priority, Cash Flow in an amount equal to the Second Priority Amount shall next be applied:
              50% to AEW New Lender and Second Lender, first to the payment of the principal of the AEW New Loan Note (until payment in full of the principal thereof) and then to the principal of the Amended Tower Second Note; 40% to First Lender as Further Interest under the Amended First Notes; and 10% to Sears in payment of the principal of the Sears New Loan Note.

         (3) Third Distribution Priority: Tower Second Loan principal and First Loan Participating Interest.
              ------------------------------------------------------------------

              Cash Flow shall next be applied: 10% to First Lender as Participating Interest under the Amended First Notes and 90% to the payment of the principal of the Amended Tower Second Note, until the principal of the Amended Tower Second Note (including, without limitation, any Additional AEW Advances) is paid in full.

         (4) Fourth Distribution Priority; New Loans Interest, Tower Second Loan Interest, and First Loan Participating Interest and Further Interest.
              ----------------------------------------------------------------

              Cash Flow shall next be applied: 10% to First Lender as Participating Interest under the Amended First Notes; and 90% to Second Lender, AEW New Lender, Sears and First Lender as interest in the following four categories and in proportion to the amounts due and owing in each respective category at the time of distribution: (i) to Second Lender, the Base Interest on the Amended Tower Second Note; (ii) to AEW New Lender, the interest on the AEW New Note; (iii) to Sears, the interest on the Sears New Loan Note; and (iv) to First Lender as Further Interest under the Amended First Notes, an amount equal to four (4) times the interest payable on the Sears New Loan Note.

              The application of Cash Flow pursuant to this Fourth Distribution Priority shall continue until each category of interest in clauses
              (i) through (iv) is paid in full.

         (5) Fifth Distribution Priority; Sears Redevelopment Costs and First Loan Participating Interest.
              ----------------------------------------------------------------

              Cash Flow shall next be applied: 20% to First Lender as Participating Interest under the Amended First Notes and 80% to Sears in payment of the Sears Redevelopment Cost Obligation, until the Sears Redevelopment Cost Obligation is paid in full.

         (6) Sixth Distribution Priority; First Loan Participating Interest and Tower Second Loan Additional IRR Interest.
              ------------------------------------------------------------------

              Cash Flow in an amount equal to the IRR Amount (calculated in accordance with the sample calculation set forth in Exhibit I attached hereto) shall next be applied: 20% to First Lender as Participating Interest under the Amended First Notes and 80% to Second Lender as Additional IRR Interest under the Amended Tower Second Note.

         (7) Seventh Distribution Priority; First Loan Participating Interest, Tower Second Loan Additional Participating Interest and Balance to Tower Owner.
              ------------------------------------------------------------------

              Any remaining Cash Flow shall be applied: 20% to First Lender as Participating Interest under the Amended First Notes; 50% to Second Lender as Additional Participating Interest under the Amended Tower Second Note; and 30% to the Tower Owner.

              The distributions of Cash Flow pursuant to this Seventh Distribution Priority (i) to First Lender shall continue until First Lender's right to receive Participating Interest under the Amended First Notes has terminated in accordance with the terms thereof, and (ii) to Second Lender shall continue until Second Lender's right to receive Additional Participating Interest under the Tower Second Note has terminated in accordance with the terms thereof; and upon termination of such right of First Lender to receive Participating Interest or such right of Second Lender to receive Additional Participating Interest, the percentage allocation of Cash Flow previously allocated to such Lender whose right has terminated shall thereafter be distributed to Tower Owner.

         (b) It is the intent of the parties that all First Loan Modification Documents, all Second Loan/Option Modification Documents, the AEW New Loan Documents and the Sears Lender Documents be consistent with the Distribution Priorities described in Section 6.01(a), the other provisions of this Section 6, and the provisions of Section 7. In the event of any ambiguity or inconsistency with respect to the priority of the application of Cash Flow between the provisions of this Section 6 or Section 7, on the one hand, and the provisions of any of the First Loan Modification Documents, the Second Loan/Option Modification Documents (including without limitation the AEW New Loan Documents) or the Sears Lender Documents on the other hand, the provisions of this Section 6 and Section 7 shall be controlling.

         (c) Payments made to First Lender in respect of Stated Interest under the Amended First Notes pursuant to the First Distribution Priority shall be applied to the three Amended First Notes in proportion to the stated Interest then due and payable under each of said Notes. All other payments made to First Lender in respect of the Amended First Notes pursuant to each of the seven Distribution Priorities under Section 6.01(a) shall be applied to the three Amended First Notes in proportion to the respective then outstanding principal amounts of each, except as otherwise provided in the First Distribution Priority with respect to payments of prepayment premiums, and except for any prepayment of principal of

Amended Note B and/or Amended Note C on an "Adjustment Date" as provided therein.

         (d) With respect to the Fourth Distribution Priority, for purposes of calculating amounts payable to First Lender as Further Interest, Sears shall be deemed to have made all required advances under the Sears New Loan (notwithstanding any failure by Sears for any reason to make such advances).

         (e) The parties acknowledge and agree that interest and principal under the Amended First Notes is payable pursuant to the First Distribution Priority to the extent of Cash Flow. If there is insufficient Cash Flow to pay Minimum Interest under the Amended First Notes, then Minimum Interest shall be payable from available funds in the CDSR, if any (maintaining in effect any segregation of funds for leasing costs as provided in the Amended CDSR Agreement); and if and to the extent Minimum Interest is not paid from Cash Flow or from funds in the CDSR Minimum Interest shall be payable from funds in the NLCR, if any (including, without limitation, the proceeds of the AEW New Loan and of the Sears New Loan/Contribution deposited into the NLCR). The parties further acknowledge and agree that if Cash Flow, funds in the CDSR and funds in the NLCR (or required to be deposited into the NLCR) are insufficient to pay Minimum Interest (other than Required Minimum Interest), such Minimum Interest shall not be due and payable unless and until Tower Owner has sufficient Cash Flow to make such payment in accordance with the terms of the Amended First Notes. Additional Interest under the Amended First Notes shall not be paid from funds in the CDSR or the NLCR except at the Stated Maturity Date of the First Loan.

         (f) The parties acknowledge and agree that, until payment in full of the First Loan (including, without limitation, the satisfaction of all obligations in respect of Further Interest, Participating Interest and Additional Participating Interest), interest and principal on the Amended Tower Second Note, the AEW New Loan Note and the Sears New Loan Note, and any amounts due under the Sears Redevelopment Cost Obligation are payable solely from Cash Flow in accordance with the Distribution Priorities.

         (g) Second Lender acknowledges and agrees that it shall not have, and hereby disclaims, any security interest in the NLCR.

         6.02 Adjustment and Reallocation of Priorities
              -----------------------------------------

         (a) In the event of a Sears/ST Release Event as described in Section 9, provided no Transfer Event has occurred, the Sears Cash Flow Interests shall be reallocated 50% to First Lender and 50% to Second Lender, subject, however, to the provisions of Section 6.02(b).

         (b) In the event of a termination of Sears/ST Interests as provided in
Section 25.08(a), if Second Lender, in its absolute discretion, advances funds to remedy the condition of the Tower Property that is the subject of such breach of warranty, and provided no Transfer Event has occurred, then the Sears Cash Flow Interests shall first be reallocated to Second Lender in the amount and to the extent of such funds advanced by Second Lender, and the balance of the Sears Cash Flow Interests shall be reallocated 50% to First Lender and 50% to Second Lender.

         (c) Any Sears Cash Flow Interests reallocated to First Lender pursuant to Section 6.02(a) or 6.02(b) shall be secured by the lien of the Amended First Mortgage and characterized as Additional Participating Interest under the Amended First Notes; and any Sears Cash Flow Interest reallocated to Second Lender pursuant to Section 6.02(a) or 6.02(b) shall be secured by the lien of the Amended Second Mortgage and characterized as Additional Payments Interest under the Amended Tower Second Note.

         (d) For purposes of the reallocation of the Sears Cash Flow Interests pursuant to Section 6.02(a) or 6.02(b), as between First Lender and Second Lender but without waiver of any claim against Sears, with respect to the Second Distribution Priority and the Fourth Distribution Priority. Sears shall be deemed to have made all required advances under the Sears New Loan (notwithstanding any failure by Sears for any reason to make such advances).

         (e) Upon the occurrence of a Transfer Event described in clause (3) of
Section 8.01 (arising from AEW's failure to make any required advance under the AEW New Loan), provided a Sears/ST Release Event has not occurred, then one hundred percent (100%) of the Second Lender Cash Flow Interests shall be reallocated to First Lender. Any such Second Lender Cash Flow Interests reallocated to First Lender shall be secured by the lien of the Amended First Mortgage and characterized as Additional Participating Interest under the Amended First Notes.

         (f) Any Additional Participating Interest under the Amended First Notes resulting from a reallocation of the Sears Cash Flow Interests and any Additional Payments Interest under the Tower Second Note resulting from a reallocation of the Sears Cash Flow Interests shall be payable in accordance with the respective Distribution Priorities from which such payments were reallocated pursuant hereto.

         (g) If Sears makes any Additional Sears Advances under the Sears New Loan Note in accordance with Section 14.02(b), then any such Additional Sears Advances shall increase the Second Priority Amount from $90,000,000 to an amount (the "Increased Second Priority Amount") which is the sum of $90,000,000 plus any such Additional Sears Advances; (ii) the percentage for the distribution of Cash Flow under the Second Distribution Priority to the First

Lender shall be determined by dividing $36 million by the Increased Second Priority Amount; (iii) the percentage for the distribution of Cash Flow under the Second Distribution Priority to the Second Lender shall be determined by dividing $45 million by the Increased Second Priority Amount; and (iv) the percentage for the distribution of Cash Flow under the Second Distribution Priority to Sears shall be determined by dividing the sum of $9 million plus the Additional Sears Advances by the Increased Second Priority Amount.

         6.03 Loan Status Statements
              ----------------------

         (a) Within ninety (90) days after the end of each calendar year, until payment in full of the principal of and all interest (including, without limitation, all Further Interest and Participating Interest) under the Amended First Notes, the three respective parties specified below shall deliver to each of the other said parties and to the Master Lessee the statements described below (sample forms of which are attached hereto as Exhibit J), reflecting amounts calculated through the calendar year then ended and certified in each case by an officer of the respective party:

         (i) First Lender shall deliver a statement in respect of the Amended First Notes showing: Minimum Interest paid for the year; unpaid (contingent and deferred) Minimum Interest from November 1, 1994; Additional Interest paid for the year; unpaid (contingent and deferred) Additional Interest from January 1, 1994; Extension Period Interest paid for the year; Further Interest paid for the year; Participating Interest paid for the year; outstanding principal.

         (ii) Second Lender shall deliver a statement showing in respect of the Amended Tower Second Note: Base Interest paid for the year; accumulated unpaid Base Interest from January 1, 1994; Additional Interest paid for the year; any further advances made and the date of each advance; outstanding principal.

         (iii) AEW New Lender shall deliver a statement showing in respect of the AEW New Loan Note: amounts advanced and date of each advance; interest paid for the year; accumulated unpaid interest; outstanding principal.

         (iv) Sears shall deliver a statement showing: (1) amounts advanced and dates of each advance under the Sears New Loan Agreement and the Sears Contribution Agreement, stating separately amounts advanced as Sears New Loan and amounts advanced as

                Sears New Contribution; (2) in respect of the Sears New Loan
                Note: interest paid for the year, accumulated unpaid interest; outstanding principal; and (3) in respect of the Sears Redevelopment Cost Obligation: amounts paid for such year; outstanding unamortized amount.

         6.04   Cash Flow and Distribution Statements
                -------------------------------------

         (a) In addition to the financial statements required to be delivered by the Tower Owner pursuant to the Amended First Mortgage, the Master Lessee shall furnish or cause to be furnished to each of First Lender, Second Lender, AEW New Lender, Sears and ST, within twenty (20) days after the end of each month, a statement ("Cash Flow and Distribution Statement") in form and detail as set forth in Exhibit K attached hereto setting forth: (i) the calculation of Cash Flow from the Tower Property for such period and on a cumulative year-to-date basis, and stating separately Ordinary Cash Flow with Tower Gross Revenues and Tower Expenses each shown in reasonable detail and in the same manner as in the Approved Annual Budget), Disposition Proceeds, and any other components of Cash Flow; and (ii) the distribution and application of Cash Flow for such period and on a cumulative year-to-date basis according to the Distribution Priorities. Each Cash Flow and Distribution Statement shall be prepared on a cash basis, in accordance with the requirements of this Section 6 and Section 7, and otherwise in accordance with generally accepted accounting principles, and shall contain a certification from the Master Lessee that, to the best of its knowledge, such statement is true and complete in all material respects. In support of each Cash Flow and Distribution Statement the Master Lessee shall also provide therewith to First Lender the information and material set forth in Exhibit K-1 attached hereto.

         (b) Within ninety (90) days after the end of each calendar year and, in the case of a Final Participation Determination, within 90 days after the date of the Final Participation Determination, the Master Lessee shall also furnish or cause to be furnished to each of First Lender, Second Lender, AEW New Lender, Sears and ST a Cash Flow and Distribution Statement for the year then ended and, in the case of the Final Participation Determination, for the portion of the then current year through the date of the Final Participation Determination, prepared and certified by an Approved Auditor selected by the Master Lessee. Said Cash Flow and Distribution Statement shall include a note or notes (i) reviewing and reconciling the information contained in the statements delivered pursuant to Sections 6.03(a) and 6.04(a) and (ii) showing a calculation of the amount of the Cash Flow required, as of the end of the preceding calendar year or as of the date of the Final Participation Determination, as the case may be, to satisfy the First through Sixth Distribution Priorities and the amount payable to each party under each of said Distribution Priorities given such amount of Cash Flow.

         (c) In the event of any failure by Master Lessee to furnish or cause to be furnished any Cash Flow and Distribution Statement pursuant to Section 6.04(a) or Section 6.04(b), and the continuance of such failure for a period of ten (10) days after written notice from First Lender, First Lender may at its option at any time thereafter prepare or cause to be prepared such Cash Flow and Distribution Statement, provided ay Cash Flow and Distribution Statement in respect of Section 6.04(b) shall be prepared and certified by an Approved Auditor selected by First Lender. Any Cash Flow and Distribution Statement prepared or caused to be prepared by First Lender pursuant to this Section 6.04(c) shall be binding upon Tower Owner, Sears, ST and Master Lessee with the same effect as a statement furnished or caused to be furnished by Master Lessee pursuant to Section 6.04(a) or 6.04(b), as applicable.

         (d) In the event of any disagreement by First Lender with any aspect of any Cash Flow and Distribution Statement, First Lender may notify Master Lessee of such disagreement, and Master Lessee and First Lender shall then cause their respective representatives and accountants to hold such meetings and discussions as they shall deem necessary to hold such meetings and discussions as they shall deem necessary concerning the disagreement and to use all reasonable efforts to reach a mutually acceptable resolution of the matter in question, in consultation with First Lender and Master Lessee, within thirty (30) days after First Lender's notice of such disagreement. If no resolution is reached, then, within thirty (30) days after the expiration of such 30-day period, First Lender shall appoint an Approved Auditor to review and make a determination as to the matter in question, in consultation with First Lender and Master Lessee, within ninety (90) days after such appointment. The Approved Auditor shall be instructed to prepare and deliver to First Lender and Master Lessee a preliminary statement of its conclusions not later than seventy-five (75) days after its appointment and to meet with First Lender and Master Lessee to review and discuss such preliminary statement of conclusions before the preparation and delivery of its final statement. Such Approved Auditor's final determination (the "Auditor's CFD Statement") shall be final and binding upon the parties. Such Approved Auditor shall have full access to the books, records and accounts of the Tower Property. The charges and expenses of such Approved Auditor shall be paid from Cash Flow as a chargeable Tower Expense in determining Cash Flow, except as otherwise provided below.

         (e) If any inspection of the books, records and accounts by First Lender's representatives and accountants results in the determination of an underpayment of any sums, including, without limitation, any Minimum Interest, Additional Interest, Extension Period Interest (if applicable), Further Interest or Participating Interest, due under the Amended First Notes, Tower Owner shall pay the amount of any such underpayment, together with the late charge specified in
Section 4 of the Amended First Notes, to First Lender within five (5) days after written notice thereof to Tower Owner and Master Lessee or, in the event of a disagreement on the matter in question, within five (5) days after written notice thereof to Tower Owner and Master Lessee of the resolution of such disagreement by First Lender's and Master Lessee's representatives and accountants or by the Approved Auditor, as the case may be. If such underpayment amounts to more than the greater of $75,000 or three percent (3%) of the interest or other sums due for the period in question, then, notwithstanding anything to the contrary in this Section, Tower Owner covenants to pay to First Lender, within five (5) days after demand, First Lender's reasonable costs and expenses in conducting such inspection and exercising its rights under this Section (including, without limitation, a reasonable charge for the services of any employees of First Lender or an affiliate of First Lender conducting such inspection), and such amounts shall be a chargeable Tower Expense in determining Cash Flow. In no event shall the foregoing relieve or release Tower Owner from any obligation to pay interest as provided in the Amended First Notes or be deemed to waive any rights of First Lender under the Amended First Notes and the Amended First Mortgage.

         (f) It is acknowledge and agreed that First Lender's right under the Amended First Mortgage to inspect the books, records and accounts of the mortgagor shall include the right to inspect or cause to be inspected (by employees of First Lender or any affiliate of First Lender or by independent accountants retained by First Lender) all books, records and accounts relating to the determination of Cash Flow or the preparation of Cash Flow and Distribution Statements. It is also acknowledged and agreed that First Lender shall have the same rights to inspect the books, records and accounts of Master Lessee as provided by the Amended First Mortgage and this Section 6.04 with respect to the books, records and accounts of Tower Owner. First Lender shall also have the right to review and inspect all reasonable times all agreements, documents, material and information relating to the leasing, operation, management, development and redevelopment of the Tower Property.

         (g) Tower Owner hereby agrees to be bound by all actions taken by the Master Lessee in respect of the determination and application of Cash Flow under this Section 6.04.

         6.05 Payment of Minimum Interest and Additional Interest
              ---------------------------------------------------

         (a) Prior to January 1, 2002, Minimum Interest shall be payable, to the extent of Cash Flow and funds in or payable to the CDSR and NLCR, on the first day of each calendar month in accordance with the Amended First Notes, subject to the following. In the event the funds or payable to the CDSR and the NLCR have been exhausted, prior to January 1, 2002, Minimum Interest shall be payable from Cash Flow as estimated under the Approved Annual Budget. On or before the 20th day after the end of each calendar quarter (April 20, July 20, October 20 and January 20), Master Lessee shall provide to First Lender, as part of the Cash Flow Distribution Statement required by Section 6.04(a), a reconciliation of the actual Cash Flow against the Approved Annual Budget. To the extent the reconciliation discloses an underpayment to First Lender, the additional amount owed to First Lender shall be remitted with the Cash Flow Distribution Statement, provided that, after taking account of such payment, projected Cash Flow as set forth in the Approved Annual Budget is sufficient to pay projected Tower Expenses during such calendar year. To the extent the reconciliation discloses an overpayment to First Lender, the amount of such overpayment may be credited against the next monthly payment of Minimum Interest and/or Additional Interest. If the amount of such overpayment exceeds the estimated amount of the next monthly payment of Minimum Interest and/or Additional Interest, then First Lender shall remit to Master Lessee the excess over such estimated amount. From and after January 1, 2002, Minimum Interest shall be due and payable in accordance with the Amended First Notes irrespective of the availability of Cash Flow or funds in or payable to the CDSR or the NLCR.

         (b) Additional Interest shall be payable, to the extent of Cash Flow, on the first day of each calendar month in accordance with the Amended First Notes. Additional Interest shall be payable from Cash Flow as estimated under the Approved Annual Budget. On or before the 20th day after the end of each calendar quarter (April 20, July 20, October 20 and January 20), Master Lessee shall provide to First Lender, as part of the Cash Flow Distribution Statement required by Section 6.04(a), a reconciliation of the actual Cash Flow against the Approved Annual Budget. To the extent the reconciliation discloses an underpayment to First Lender, the additional amount owed to First Lender shall be remitted with the Cash Flow Distribution Statement. To the extent the reconciliation discloses an overpayment to First Lender, the amount of such overpayment may be credited against the next monthly payment of Minimum Interest and/or Additional Interest. If the amount of such overpayment exceeds the estimated amount of the next monthly payment of Minimum Interest and/or Additional Interest, then First Lender shall remit to Master Lessee the excess over such estimated amount. No Additional Interest shall be paid from the CDSR or the NLCR except at the Stated Maturity Date of the First Loan.

         (c) If prior to January 1, 2002 the funds from the CDSR and the NCLR shall have been fully utilized and Cash Flow is not sufficient to pay Tower Expenses, PTLP may advance funds to pay Tower Expenses pursuant to the Approved Annual Budget, and PTLP may recover such funds from Cash Flow that would otherwise be payable, subsequent to the date of contribution of such funds, as Additional Interest under the Amended First Notes for the period prior to January 1, 2002. If, subsequent to January 1, 2002, Cash Flow is not sufficient to pay Tower Expenses pursuant to the Approved Annual Budget or to pay required Minimum Interest, for any month during a calendar year, PTLP may contribute funds to pay such deficiency and recover the amount so contributed as provided in this paragraph to the extent that Additional Interest under the Amended First Notes is paid for such calendar year. The Cash Flow and Distribution Statement to be provided by Master Lessee pursuant to Section 6.04(b) shall contain a reconciliation of the Additional Interest, if any, paid to First Lender and the funds contributed by PTLP to pay Minimum Interest for such year. To the extent the reconciliation discloses an overpayment to First Lender, the amount of such overpayment may be credited against the next monthly payment of Minimum Interest and/or estimated amount of Additional Interest. If the amount of such overpayment exceeds the amount of the next monthly payment of Minimum Interest and/or estimated amount of Additional Interest, then First Lender shall remit to PTLP the excess over such Minimum Interest and estimated amount of Additional Interest. If no Additional Interest is paid for the calendar year in which the contributions are made by PTLP, the amount contributed shall be added to the indebtedness under the Amended Tower Second Note as an Additional AEW Advance and shall be payable in accordance with the Distribution Priorities under Section 6.


         6.06 Budget Approval Procedures
              --------------------------

         (a) Master Lessee shall submit annually to First Lender a proposed annual budget in a form satisfactory to First Lender no later than October 1 of the current calendar year for the next succeeding year. The proposed budget shall have been submitted by Master Lessee to PTLP and approved by PTLP prior to its submission to First Lender. The proposed annual budget shall also include the proposed Leasing Plan and the proposed Annual Guidelines (Leasing Guidelines) for such succeeding year.

         The proposed annual budget shall include the following:

              1.   All projected receipts and expenditures;

              2. Allowances for capital expenditures broken out by category (i.e. tenant improvements, leasing commissions, other tenant capital costs, building maintenance capital) including the total cost of the planned capital expenditure if such expenditures is anticipated to be phased over a period which exceeds the budget year;

              3. Operating reserves if the CDSR and NLCR have been fully disbursed;

              4.   Projected payment of debt service;

              5.   CDSR/NLCR budgets;

              6. Narrative report describing trends in the market and their impact on the Tower Property; and

              7. Any other information reasonably requested by First Lender needed to assist in its review of the proposed annual budget.

         (b) The proposed annual budget shall be prepared on a cash basis indicating the timing of when receipts and disbursements would be received and paid. The proposed annual budget shall be in sufficient detail and explanation to indicate the need and calculation of each line item and an explanation for any increase or decrease in such line item from the prior Approved Annual Budget (as hereinafter defined). The proposed annual budget shall also include an updated budget for the current year showing eight months actual and four months estimated. The proposed annual budget for the next succeeding year shall be compared against the updated budget for the current year.

         (c) First Lender will have forty-five (45) days to review the proposed annual budget and either approve the proposed annual budget or indicate its reasons why the proposed annual budget is not approved. Master Lessee will then have fifteen (15) days to respond to First Lender's objections. First Lender will then have fifteen (15) days to accept or reject Master Lessee's responses. If First Lender objects then the proposed annual budget shall be modified to incorporate those line items on which both parties agree and shall incorporate where First Lender and Master Lessee disagree, the amounts from the current budget, if any, until such time as the disputed amounts are resolved.

         (d) Once approved by First Lender and Master Lessee, the proposed annual budget shall become the approved annual budget (herein referred to as the "Initial Approved Annual Budget"; the Initial Approved Annual Budget and, after approval by First Lender, each "Proposed Updated Annual Budget," as described below, are herein each referred to as the "Approved Annual Budget") for the period that the respective budget is in effect). Master Lessee shall not exceed the aggregated budget expenses (excluding capital expenditures) without the prior written consent of First Lender, which approval shall not be unreasonably withheld. With respect to capital expenditures, Master Lessee shall not expend more than the amounts specified in the Approved Annual Budget and in accordance with the Leasing Guidelines (as applicable) without First Lender's prior written approval which approval shall be in its sole and absolute discretion.

         (e) Within twenty (20) days after the end of every quarter, Master Lessee shall deliver a proposed updated annual budget ("Proposed Updated Annual Budget") which includes the actual performance for the preceding quarters of that calendar year. First Lender shall then have five (5) days to accept or reject such Proposed Updated Annual Budget, which consent shall not be unreasonably withheld (except as to capital expenditures not previously approved, which consent shall be at First Lender's sole and absolute discretion. First Lender's withholding of its consent shall be considered reasonable if, including but not limited to, the following: (i) the Proposed Updated Annual Budget materially reflects increased Tower Expenses (excluding the incorporation of an unanticipated event), (ii) the total capital expenditures (excluding tenant related capital) for the calendar years have increased above the Approved Annual Budget, (iii) operating reserves (if any) have increased above the Approved Annual Budget to the extent they have increased above the Approved Annual Budget to the extent they have increased more than the Cash Flow shortfalls generated during the preceding quarter(s) of the calendar year, and (iv) tenant related capital has not been adjusted to reflect the Approved Leasing Plan which, with the passage of time, may or may not be readily achievable.

         (f) If approved by First Lender, the Proposed Updated Annual Budget shall become the then applicable Approved Annual Budget. If the Proposed Updated Annual Budget is not approved, Master Lessee shall have three (3) business days in which it may revise the Proposed Updated Annual Budget in accordance with First Lender's objections and deliver a copy of the modified Proposed Updated Annual Budget to First Lender. If the Master Lessee so revises the Proposed Updated Annual Budget (or if it is otherwise approved by First Lender), the Proposed Updated Annual Budget shall become the then applicable Approved Annual Budget; and otherwise the previously applicable Approved Annual Budget shall remain in effect. The Approved Annual Budget in effect from time to time will then be used by First Lender as the basis for releasing funds under the CDSR and NLCR and by Master Lessee for determining the Minimum Interest and Additional Interest to be paid to First Lender.

         (g) Notwithstanding anything herein or in the Amended First Loan Documents to the contrary, for the period commencing on the repayment in full of the First Loan Base Debt and ending upon a Final Participation Determination (i) the Continuing Guidelines (as defined in the Leasing Guidelines) shall terminate, and (ii) in lieu of its rights to approve budgets and leasing matters as set forth herein or elsewhere in the Amended First Loan Documents, First Lender shall have the right, in its reasonable discretion, to approve the annual business plan for the Tower Property (including the budget and leasing plan) and amendments to the same, if any.

                                   SECTION 7

                            FIRST LOAN PARTICIPATION
                            ------------------------

         7.01 Payments of Participating Interest
              ----------------------------------

         (a) Payments of Participating Interest under the Amended First Notes shall be made from time to time in accordance with the Distribution Priorities described in Section 6.01(a) and this Section 7. Payments of Participating Interest other than pursuant to the Final Participation Determination shall be made quarterly within 20 days after the end of each calendar quarter.

         (b) Payment of Participating Interest under the Amended First Notes pursuant to the Final Participation Determination shall be made within 90 days after the Final Participation Determination and in any event not later than the Outside Determination Date (as defined in Section 7.02(a) below). Any unpaid interest under the Amended First Notes, including but not limited to Further Interest and Additional Participating Interest, shall become payable at the same time as the final payment of Participating Interest upon the Final Participation Determination.

         7.02 Final Participation Determination
              ---------------------------------

         (a) A final determination of Participating Interest, Further Interest and Additional Participating Interest under the Amended First Notes (the "Final Participation Determination") shall be made, calculated and paid as of a date (the "Outside Determination Date") as specified below, unless the Final Participation Determination is required to be made as of an earlier date pursuant to Section 7.02(b) or is made as of an earlier date at the option of Tower Owner pursuant to Section 7.02(d). The Outside Determination Date shall be:

         (i) July 2, 2008, if (i) the maturity of the First Loan is extended to the Extended Maturity Date pursuant to Section 4.03; or (ii) if the First Loan Base Debt is refinanced with a Lender other than First Lender but under terms satisfying the First Loan extension criteria as to the Extension DSCR and the Extension LVR described in Section 4.03(b);

         (ii) July 2, 2008, if (i) the First Loan Base Debt is refinanced with a lender other than First Lender under terms that do not satisfy the First Loan extension criteria as to the Extension DSCR and the Extension LVR described in Section 4.03(b), and (ii) First Lender does not request the Discounted Determination Payment pursuant to Section 7.02(c) or First Lender does not deliver any notice pursuant to Section 7.02(c);

         (iii) July 2, 2010 if (i) the First Loan Base Debt is refinanced with a lender other than First Lender under terms that do not satisfy the First Loan extension criteria as the Extension DSCR and the Extension LVR describe in Section 4.03(b), and (ii) First Lender requests the Discounted Determination Payment pursuant to
                Section 7.02(c) and Tower Owner instead elects to be obligated for the Preference Determination Payment pursuant to Section 7.02(c).

         (b) The Final Participation Determination shall be made upon and calculated as of the occurrence of either of the following events prior to the Outside Determination Event:

         (i) any Bona Fide Sale of the Tower Property after July 2, 2005; or at the option of Tower Owner, a Bona Fide Sale of the Tower Property after April 2, 2005 and on or before July 2, 2005 (herein referenced to as an "Early Determination Sale"); or

         (ii) at the option of First Lender, an Event of Default under the Amended First Mortgage and the acceleration by First Lender of the Amended First Notes pursuant thereto (unless the First Loan is reinstated for any reason whatsoever), with the Final Participation Determination to be made as of the date of First Lender's notice of acceleration.

Tower Owner shall give MetLife not less than ninety (90) days prior written notice of any Final Participation Determination Event pursuant to a Bona Fide Sale of the Tower Property as describe in clause (i) above. Tower Owner shall deliver to First Lender copies, certified by Tower Owner to be true and complete, of all documents and agreements relating to any Bona Fide Sale of the Tower Property.

         (c) In connection with any refinancing of the First Loan Base Debt with a lender other than First Lender, Tower Owner shall provide to First Lender not later than one hundred eighty (180) days prior to the Stated Maturity Date substantially the same information as required to be delivered to First Lender under Section 4.03(b) for purposes of determining whether the refinancing satisfies the First Loan criteria as the Extension DSCR and the Extension LVR described in Section 4.03(b). Provided Tower Owner has delivered such information, then not later than thirty (30) days prior to the Stated Maturity Date, First Lender shall deliver to Tower Owner a notice stating whether First Lender, in its reasonable judgment, has determined that the refinancing satisfies such extension criteria. If First Lender delivers written notice to Tower Owner within such time period stating that, in the reasonable judgment of First Lender, such refinancing does not satisfy such extension criteria, then with such notice First Lender may, but is not required to, deliver a request that Tower Owner discharge and satisfy all remaining obligations under the Amended First Notes in respect of Further Interest, Participating Interest and Additional Participating Interest by payment to First Lender of an amount (herein the "Discounted Determination Payment") equal to eighty-five percent (85%) of the "Determined Value") (as hereinafter defined). If First Lender delivers such request for the Discounted Determination Payment, then Tower Owner shall pay the Discounted Determination Payment to First Lender on or before the Stated Maturity Date or, if Tower Owner fails to do so, Tower Owner shall be deemed to have accepted the continued application of the provisions of this Section 7 as to the Final Participation Determination, except that, notwithstanding the Distribution Priorities, First Lender shall be entitled to receive pursuant to the Final Participation Determination an amount (herein the "Preference Determination Payment") equal to the greater of the Determined Value or the amount subsequently determined pursuant to the Final Participation Determination under this Section 7; provided, however, (i) Tower Owner shall have no recourse liability for the payment of such amount, and (ii) such preference shall not affect the amount payable to Sears in respect of the Sears Cash Flow Interests. As used herein "Determined Value" shall mean the value, as of July 2, 2005, of First Lender's right to Further Interest, Participating Interest and any Additional Participating Interest under the Amended First Notes determined in accordance with Exhibit L.

         (d) If the Final Participation Determination is not earlier required to be made pursuant to Section 7.02(b), then at the option of Tower Owner, the Final Participation Determination shall be made upon and calculated as of any date from or after July 2, 2005 and before the Outside Determination Date specified by Tower Owner upon not less than one hundred eighty (180) days prior written notice to First Lender, provided the First Loan Base Debt (including, if applicable, any prepayment premium) has been or is paid in full in accordance with terms of the Amended First Notes not later than the date of the payment of the Further Interest, Participating Interest and Additional Participating Interest pursuant to the Final Participation Determination. Notwithstanding anything to the contrary contained herein, in all events the payment to First Lender of Participating Interest, Further Interest and any Additional Participating Interest pursuant to the Final Participation Determination shall be made not later than the Outside Determination Date.

         (e) With respect to a Final Participation Determination made upon an Early Determination Sale, if First Lender at its option elects to cause the Fair Market Value of the Tower Property to be determined pursuant to Section 7.02(b)(i), PTLP shall be personally liable on a recourse basis or paying to First Lender the excess, if any, of (i) the Fair Market Value of the Tower Property as of July 2, 2005 or (ii) the Sale Proceeds in respect of such sale less the amount of Sale Expenses actually incurred in connection therewith. With respect solely to such determination of Fair Market Value in connection with an Early Determination Sale, the Fair Market Value (as determined pursuant to Exhibit L) shall be reduced by the amount of the Sale Expenses actually incurred by Tower Owner in connection with the Early Determination Sale.

         (f) As more fully described in Section 4.10 hereof, Tower Owner has assigned to Master Lessee, so long as the Master Lease is in effect, the exclusive right to make all elections and to take all actions required or permitted to be taken by Tower Owner under this Section 7.02 in respect of the Final Participation Determination.

         7.03 Determination of Second Lender's, AEW New Lender's and Sears Distribution Priorities Shares.
              ------------------------------------------------------------

         Notwithstanding anything to the contrary contained in the Amended Second Loan/Option Documents, the AEW New Loan Documents, or the Sears Lender
Documents: (i) prior to the payment in full of the First Loan (including, without limitation, all obligations in respect to Further Interest, Participating Interest and Additional Participating Interest), no valuation of any Second Lender Cash Flow Interests shall be made which fixes the value of any such amount for purposes of payment (except to the extent such value is determined and fixed by the express terms of this Agreement) prior to the Final Participation Determination in respect of the Amended First Notes; and (ii) prior to the payment in full of the First Loan Base Debt, no valuation of any AEW Cash Flow Interests or Sears Cash Flow Interests shall be made which fixes the value of any such amount for purposes of payment (except to the extent such value is determined and fixed by the express terms of this Agreement).

         7.04 Applications Definitions
              ------------------------

         (a) The definitions contained in this Section 7.04 shall apply to the allocation and distribution of Cash Flow according to the Distribution Priorities described in Section 6 and to the determination of Participating Interest under the Amended First Notes and this Section 7.

         (b) "Cash Flow" shall mean the sum of Ordinary Cash Flow and Disposition Proceeds.

         (c) "Ordinary Cash Flow" for any period shall mean the amount of Tower Gross Revenues for such period less Tower Expenses for that same period. During the term of the Master Lease, for purposes of determining Tower Gross Revenues and Tower Expenses, Tower Owner shall be deemed to include the Master Lessee, and the revenues and expenses of the Master Lessee (other than the Master

Lessee's Rent) relating to the Tower Property shall be combined with the revenues and expenses of Tower Owner.

         (d) "Tower Gross Revenues" for any period shall mean the gross revenue actually received by or on behalf of the Tower Owner and/or Master Lessee from the ownership or operation of the Tower Property and shall include, without limitation:

         (i) all rent and other sums paid for the use or occupancy of, or admission to, the Tower Property, or received from the operation of any business carried on in the Tower Property including, without limitation (1) payments made by tenants of the Tower Property on account of real estate taxes, operating expenses, services, tenant improvements or other capital improvements or expenditures in connection with the Tower Property, and other charges not designates as rent, (2) all revenue received from the operation of the Skydeck Business, or the operation of any restaurant, health club, retail or other business conduced in the Tower Property, whether by the Tower Owner, the Master Lessee, or an Affiliate of either, (3) amounts received for management or administrative services, and (4) payments received for cancellation, modification or extension of leases; but expressly excluding from Tower Gross Revenues the Master Lessee's Rent;

         (ii) interest earned and paid on the operating accounts for the Tower Property (excluding the CDSR and NLCR);

         (iii) amounts received from the operation of any parking facilities at the Tower Property;

         (iv) proceeds of rental value or business interruption insurance or other insurance against non-capital losses or expenses net of costs of collection (but if paid to and held by or on behalf of the First Lender or Second Lender as additional collateral for the First Loan or the Tower Second Loan, respectively, not until released to, or applied to Tower Expenses for the account of, Tower Owner or applied to amounts owing to either such loan);

         (v) condemnation proceeds from any temporary condemnation of the Tower Property, net of costs of collection, except to the extent held by or on behalf of the First Lender or Second Lender as additional collateral for the First Loan or the Tower Second Loan, respectively, unless and until released to, or applied to Tower Expenses for the account of Tower Owner, or applied to amounts owing on either such Loan;

         (vi) security or other deposits made by tenants of the Tower Property, but only if and when applied to amounts due to Tower Owner, and interest earned on such security or other deposits, but only to the extent applied to amounts due to Tower Owner;

         (vii) interest earned and paid to Tower Owner, net of any taxes, if any, required to be paid by Tower Owner, on any escrows and reserves approved or required by First Lender or Second Lender;

         (viii) as to any lease or other arrangement for use or occupancy of any portion of the Tower Property by an Affiliate of Second Lender or the AEW Master Lessee that is not specifically approved in writing by First Lender, the amount by which the fair market value of such rights of use or occupancy (as determined by an appraiser, lessing agent or other qualified expert selected by First Lender) exceeds the amount required to be paid under such lease or other arrangement;

         (ix) all amounts received on account of leaseholds or other property (net of any related expenses which are not includable as a Tower Expense) with respect to which Tower Owner acquires an interest or rights in connection with (1) arrangements made to induce tenants to enter into leases of the Tower Property (including, without limitation, the arrangement relating to the EY Lease described in Section 17.04 or (2) any other contract or arrangements relating to the ownership or operation of the Tower Property (to the extent such net amounts are negative, such net amounts shall be included in Tower Expenses); and

         (x) refunds or rebates of amounts previously included in Tower Expenses, such as a refund of real estate taxes, net of amounts paid to tenants and net of expenses incurred in obtaining such refund.

         No cash receipt which properly may be included within more than one of the items referred to in this Section 7.04(d) shall be taken into account more than once.

         (e) "Tower Expenses" for any period shall, subject to certain limitations and exclusions hereinafter set forth, consist of the items actually paid by or on behalf of Tower Owner and/or Master

Lessee during such period related to the ownership, operation, management, leasing, development, redevelopment, repair, replacement and maintenance of the Tower Property, including, without limitation:

         (i) all operating costs for the Tower Property, including, without limitation, utilities, maintenance, insurance, security, accounting, legal and any fees due the manager of the Tower Property under the Tower Management Agreement;

         (ii)   capital expenditures for the Tower Property;

         (iii) real estate taxes, personal property taxes, amusement taxes, use taxes, sales taxes, parking taxes, water and sewer charges, and other state and local governmental taxes, charges and assessments (or payments or charges in lieu thereof), and all costs and fees paid by or on behalf of Tower Owner or Master Lessee in contesting or negotiating with public authorities regarding the foregoing:

         (iv) leasing costs (including, without limitation, costs paid from CDSR and NLCR funds), including amounts expended for tenant improvements, leasing commissions and the fixed compensation and reimbursable amounts payable to leasing agents for the Tower Property;

         (v) lease assumption costs relating to tenants' obligations in other buildings (including rent, termination charges, tenant improvement costs, taxes and operating expenses and reletting costs) paid by landlord pursuant to leases for space in the Tower Property;

         (vi) any amounts to be included in Tower Expenses under Section 7.04(d)(ix);

         (vii) the cost of maintaining the CDSR and the NLCR (to the extent not paid from funds in the CDSR and NLCR) and the cost of maintaining any other operating or collateral accounts required by the Amended Transaction Documents;

         (viii) operating costs of the Skydeck Business and other businesses conducted in the Tower Property, in respect of which revenues are included in Tower Gross Revenues);

         (ix) Payments pursuant to the Levy Obligations as provided in Section 17.05;

         (x) all fees and expenses relating to the Land Trust and the Land Trustee;

         (xi) all fees and expenses relating to the Grantor Trust and the Grantor Trustee (subject to the reimbursement agreement of Sears pursuant to Section 12.06 hereof), relating to any period that the Grantor Trustee holds the beneficial interest under the Land Trust, but excluding fees and expenses relating to any substitution of the trust corpus upon Sears exercise of its power of substitution or any distribution of the trust corpus to the residual beneficiary;

         (xii) franchise taxes and similar charges and fees imposed on Master Lessee;

         (xiii) capital and operating reserves established as part of the Approved Annual Budget in accordance with Section 6.06 hereof;

         (xiv)  Financing Expenses not paid out of Financing Proceeds; and

         (xv) Interest, principal and reimbursements payable to a Refinancing Lender as described in Section 4.11(a).

         No expenditure which properly may be included within more than one of the items referred to in this Section 7.04(e) shall be taken into account more than once.

         Tower Expenses shall be calculated prior to any distribution according to the Distribution Priorities described in Section 6.01(a) hereof, and shall not in any case include:

         (1) any cost or expense paid out of any reserve to the extent previously taken into account in the calculation of Tower Expenses;

         (2) except as otherwise specifically provided herein, noncash items, such as depreciation;

         (3) legal, accounting, management and similar fees and other obligations and expenses of Tower Owner or AEW Master Lessee not incurred in connection with the ownership, operation, management, leasing, development, redevelopment, repair and maintenance of the Tower Property;

         (4) any costs, expenses or fees, including interest payments, payable to any party by reason of a default by Tower Owner in the performance of any obligation owing to the any such party (unless such default was specifically approved by First Lender or was incurred in good faith in connection with the operation of the Tower Property);

         (5) any demand fees, penalty, or similar charges relating to late payments of real estate taxes, assessments and similar charges on the Tower Property and any interest relating to such late payments (unless such default was specifically approved by First Lender or unless any such amount becomes due in connection with a contest in good faith or such amounts in accordance with the terms of the Amended First Mortgage);

         (6) any income, franchise, personal property replacement tax or other similar taxes imposed on Tower Owner, ST, Sears, AEW, or PTLP;

         (7) any expenses for which Tower Owner receives reimbursement or funds from other sources not included in Tower Gross Revenues, such as proceeds of insurance and condemnation awards;

         (8) returns of security deposits, except to the extent such deposits were earlier included in the Gross Revenues; and

         (9) costs (other than transfer taxes to the extent not paid by ST or Sears pursuant to the Release and Agreement incurred in connection with a transfer of the Tower Property to the Option Holder or its designee pursuant to an exercise of the Tower Option or in connection with any other transfer of any Sears/ST interest.

         (f) "Disposition Proceeds" shall mean with respect to any particular transaction or event, from time to time:

         (i) in the case of a Final Participation Determination other than as described in clauses (ii) or (iii) of this Section 7.04(f), an amount equal to the Fair Market Value of the Tower Property as of the date of such Final Participation Determination (which amount for purposes of determining the amount due to First Lender (but not Second Lender, AEW New Lender or Sears) shall be deemed to be Disposition Proceeds notwithstanding the absence or inadequacy of cash revenues resulting from such event;

         (ii) in the case of a Final Participation Determination in connection with a Bona Fide Sale of the Tower

                Property, the Sale Proceeds in respect of such sale less the amount of Sale Expenses actually incurred in connection therewith; provided that in the case of an Early Determination Sale, at the option of First Lender, Disposition Proceeds shall mean the greater of (1) the Sale Proceeds in respect of such sale less the amount of Sale Expenses actually incurred in connection therewith or (2) the Fair Market Value of the Tower Property as of July 2, 2005.

         (iii) in the case of a Final Participation Determination in connection with an Event of Default under the Amended First Mortgage and acceleration of the Amended First Notes, the greater of: (A) the Fair Market Value of the Tower Property as of the date of such Final Participation Determination; or (B) the proceeds realized from the foreclosure sale of the Tower Property;

         (iv) in the case of any Financing of the Tower Property, the Financing proceeds in respect of such financing less the amount of Financing Expenses actually incurred in connection therewith;

         (v) in the case of a "Major Casualty" or a "Minor Casualty" the amount of any "Net Insurance Proceeds" less actually incurred costs of the "Restoration" (as such terms are defined in the Amended First Mortgage);

         (vi) in the case of a "Condemnation" the amount of any "Condemnation Proceeds" less "Condemnation Expenses" and actually incurred costs of "Restoration" (as such terms are defined in the Amended First Mortgage);

         (vii) the net proceeds from any mortgage foreclosure sale in respect of the Tower Property or the foreclosure of any other security interest in respect of the Tower Property that may be paid to or for the benefit of Tower Owner after satisfaction of the mortgage or other lien foreclosed;

         (viii) any amount paid by Sears pursuant to the exercise of the purchase option under the Option Agreement (Calder Sculpture) of even date herewith.

         (g) "Bona Fide Sale" means a sale, for consideration, of all or substantially all of Tower Owner's interest in the Tower Property (or of Tower Owner's beneficial interest in the Land Trust) to an entity other than an AEW Entity, a Sears Entity or an

Affiliate of AEW or Sears, in which Tower Owner does not retain or receive any form of right or option to repurchase the Tower Property or any interest therein; provided that if an AEW Entity or an Affiliate of AEW is Tower Owner and the Tower Second Loan is then outstanding, either the Tower Second Loan shall be released and terminated or all of Second Lender's interest in the Tower Second Loan shall be sold and transferred to the purchaser pursuant to the Bona Fide Sale.

         (h) "Sale Proceeds" in respect of a Bona Fide Sale means: (i) the dollar amount of all consideration in respect of the sale and transfer of the Tower Property paid in cash or cash equivalents at the closing of such sale; plus (ii) the outstanding principal amount of, and all accrued interest on, the Tower Second Loan (to the extent the sale is made subject to the Tower Second
Loan) and any other indebtedness of a fixed and determined amount (with or without interest accruing) subject to which the purchaser agrees to take the Tower Property or which the purchaser agrees to assume; (iii) the Fair Market Value of the amount of indebtedness (to the extent not fixed and determined by agreement with the purchaser) represented by the AEW New Loan, the Sears New Loan and the Sears Redevelopment Cost Obligation subject to which the purchaser agrees to take the Tower Property or which the purchaser agrees to assume, plus
(iv) the Fair Market Value of all consideration payable in respect of such sale and transfer other than in cash or cash equivalents paid at the closing. In accordance with the foregoing, it is acknowledged and agreed that the Cash Flow payable in cash to First Lender according to the Distribution Priorities as a result of a Bona Fide Sale of the Tower Property may include amounts representing consideration not received in cash by Tower Owner at the closing of such sale. Notwithstanding the foregoing provisions of this Section 7.04(h), for purposes of the definition of "Sale Proceeds" (1) payments to Sears shall be based solely on cash or cash equivalents received as and when actually received and (2) to the extent that any payments are made to the First Lender based upon the Fair Market Value of any non-cash consideration or any purchase money financing, First Lender thereafter shall have no right or interest in any payments subsequently received in respect of such non-cash consideration or purchase money financing to the extent of the value thereof included in such Fair Market Value.

         (i) "Sale Expenses" in respect of a Bona Fide Sale means: (i) customary credits and prorations credited to the purchaser at closing, including amounts in respect of collected rent applicable to periods following closing, accrued real estate taxes, utilities, and service contracts; (ii) transfer taxes; (iii) other customary and reasonable costs and expenses incurred by Tower Owner or Master Lessee in connection with the marketing, negotiation and closing of the sale (provided the same are not included in Tower Expenses), including title charges, appraisal costs, brokerage commissions, investment bankers' fees, and attorneys' fees, paid to third parties (other than any AEW Entity, Sears Entity or Affiliate of

AEW or Sears); (iv) the dollar amount of any cash reserves and hold-backs securing obligations of Tower Owner as seller in an aggregate amount not to exceed ten percent (10%) of the total gross sales price (herein collectively referred to as "Qualified HoldBacks"). Qualified Hold-Backs may include reserves established by Tower Owner in its reasonable discretion, even though not contractually required by the purchaser, in order to provide funding for contingent obligations of Tower Owner to purchaser in connection with such sale, such as representations and warranties. For purposes of determining the amount of Cash Flow due to First Lender (but not Second Lender, AEW New Lender, Sears or Tower Owner), Sale Expenses shall not include; (1) any reserves, holdbacks or guarantees securing obligations of Tower Owner as seller in excess of the Qualified Hold-Backs; (2) any cost or expense incurred by Sears or any Sears Entity in any capacity, other than ST in its capacity as Tower Owner (if ST has exercised its right of substitution under the Grantor Trust); or (3) any cost or expense incurred by PTLP or any other party in its capacity as Second Lender or by any AEW Entity in any capacity other than as Tower Owner or Master Lessee. Any Qualified Hold- Backs reserved in connection with a Bona Fide Sale and not applied to the satisfaction of obligations of seller to purchaser shall be distributed as Disposition Proceeds in accordance with the Distribution Priorities promptly upon such amounts becoming available for distribution; provided, however, if an Qualified Hold-Backs are established by Tower Owner even though such hold-backs are not contractually required by the purchaser, then First Lender shall in all events receive from the distribution of the hold-back not less than 75% of the amount which First Lender would have been entitled to receive from the hold-back if the entire hold-back (without reduction for any payment or liability to purchaser) were distributed. Any Qualified Hold-Backs, pending application or distribution, shall be invested for the benefit of Tower Owner as seller (with investment income treated as Disposition Proceeds). In all events, any portion of Qualified Hold-Backs allocable to First Lender shall be distributed no later than eighteen (18) months following the closing of the Bona Fide Sale.

         (j) "Financing" means any borrowing by or on behalf of Tower Owner and any borrowing secured by any lien or security interest in all or any part of the Tower Property.

         (k) "Financing Proceeds" in respect of a Financing means the gross amount of proceeds paid to or on behalf of Tower Owner from the Financing.

         (l) "Financing Expenses" in respect of a Financing means all customary and reasonable costs and expenses incurred by Tower Owner or Master Lessee in connection with the obtaining, negotiation and closing of the Financing, including, without limitation, points, title charges, appraisal costs, brokerage commissions, investment bankers' fees and attorneys' fees, paid to third parties (other than any AEW Entity, Sears Entity or Affiliate of AEW or Sears).

         (m) The "Fair Market Value" of the Tower Property to be determined in connection with the Final Participation Determination shall mean the value determined in accordance with the procedures described in Exhibit L attached hereto, subject, however, to the provisions of Section 4.03(c) with respect to the determination of the Determined Value. In addition, the Fair Market Value of the indebtedness included in the computation of Sale Proceeds pursuant to clause
(iii) of Section 7.04(h) and the Fair Market Value of any non-cash consideration included in the computation of Sale Proceeds pursuant to Section 7.04(h) shall be determined in accordance with the procedures described in Exhibit L. The parties covenant and agree to comply with the procedures contained in Exhibit L.

                                    SECTION 8

                                 TRANSFER EVENTS
                                 ---------------

         8.01 Transfer Events
              ---------------

         (a) Each of the following shall constitute a "Transfer Events" under this Agreement; and the Transfer Events described in clauses (1) through (8) below are sometimes herein referred to as "Accelerated Transfer Events":

         (1) the failure of Tower Owner to make any payment of Required Minimum Interest under the Amended First Notes when due and the continuation of such failure for a period of ten (10) days after written notice thereof from MetLife to PTLP and the AEW Master Lessee;

         (2) the failure of Tower Owner to make any payment of Interest (other than Required Minimum Interest) or principal under the Amended First Notes in accordance with the Distribution Priorities when due in an amount calculated pursuant to and set forth in any Cash Flow and Distribution Statement delivered by Master Lessee pursuant to Section 6.04(a) or 6.04(b) (or, subject to the provisions of Section 8.01(b), caused to be prepared by First Lender pursuant to Section 6.04(c) in the event Master Lessee fails to deliver such statement when due) and the continuation of such failure for a period of ten (10) days after written notice thereof from First Lender to PTLP and the AEW Master Lessee, or the failure of Tower Owner to make any additional payment of interest or principal (in excess of the amounts calculated pursuant to and set forth in any such Cash Flow and Distribution Statement) under the Amended First Notes in accordance with the Distribution Priorities when due in an amount calculated pursuant to and set forth in any Auditor's CFD Statement delivered pursuant to Section 6.04(d) and the continuation of such failure for a period of ten (10) days after written notice thereof from First Lender to PLFP and the AEW Master Lessee;

         (3) the failure of PTLP to make any required advance under the AEW New Loan for deposit into the NLCR (a) to the extent such funds are required to pay Minimum Interest under the Amended First Notes or
              (b) as otherwise required pursuant to Section 14.05 hereof, and in either case the continuation of such failure for a period of ten
              (10) days after written notice thereof from First Lender to PTLP and the AEW Master Lessee;

         (4) the failure of Tower Owner to make any required escrow deposit for "Impositions" (as defined in the Amended First Mortgage), as determined in accordance with the Amended First Mortgage and set forth in the Approved Annual Budget, when due as required under the Amended First Mortgage and the continuation of such failure for a period of thirty (30) days after written notice thereof from First Lender to PTLP and the AEW Master Lessee;

         (5) the failure of Tower Owner to make any required escrow deposit for insurance premiums, as set forth in the Approved Annual Budget, when due as required under the Amended First Mortgage and the continuation of such failure for a period of thirty (30) days after notice thereof from First Lender to PTLP and the AEW Master Lessee;

         (6) any sale, transfer, assignment or pledge by PTLF or any AEW Entity of al or any part of the legal title to the Tower Property, the beneficial interest under the Land Trust, the beneficial interest under the Grantor Trust, the lessor's or the lessee's interest under the AEW Master Lease, or the stock of ST, except as expressly permitted by Section 19 hereof;

         (7)  the occurrence of any AEW Tower Bankruptcy Proceeding;

         (8) any failure by PTLP to transfer the common stock of ST and the Series A and C preferred stock of ST to First Lender or First Lender's designee in accordance with Section 9.04 hereof in the event of a Sears/ST Tower Bankruptcy, unless such transfer is prohibited by court order or other reason beyond the control of PTLP and any AEW Entity and the continuation of such failure for a period of thirty (30) days after written notice thereof from First Lender to PTLP and AEW Master Lessee;

         (9) any sale, transfer, assignment or pledge by PTLF of all or any portion of its interest as Second Lender or Option Holder under the Amended Second Loan/Option Documents, except as expressly permitted by Section 19 hereof, and the continuation of such circumstance or event for a period of then (10) days after written notice thereof from First Lender to PTLP and the AEW Master Lessee;

         (10) any sale, transfer, assignment or pledge of any of the Ownership Interests in PTLP, the general partner of PTLP or the AEW Master Lessee, except as expressly permitted by Section 19 and the continuation of such circumstance or event for a period of ten
              (10) days after written notice thereof from First Lender to PTLP and the AEW Master Lessee;

         (11) without limitation on or by the preceding clauses (1) through
              (10), the occurrence of any Event of Default under the Amended First Mortgage other than any Tower Bankruptcy Proceeding (except for an AEW Tower Bankruptcy Proceeding) (without regard to the agreement by First Lender in Section 4.09 hereof to forbear from exercising its right to foreclose the lien of the Amended First Mortgage during the First Lender Forbearance Period), after giving effect to any applicable cure or grace period provided by the Amended First Mortgage; (or, if the same event constitutes a Transfer Event pursuant to the preceding clauses (1) through (11), then the longer of the respective cure or grace period provided by the Amended First Mortgage or the cure or grace period provided by the respective clause above);

         (12) the failure in performance by AEW, PTLP or the AEW Master Lessee of any of their respective obligations under this Agreement not otherwise described or included in the preceding clauses (1) through (11) and the continuance of such failure for thirty (30) days after written notice from First Lender to PTLP and the AEW Master Lessee.

         (b) Notwithstanding the provisions of clause (2) of Section 8.01(a), an Accelerated Transfer Event shall not be deemed to have occurred if Tower Owner, PTLP or the AEW Master Lessee, upon written notice to First Lenders specifying the reasons therefore in reasonable detail, fails to pay to First Lender any amount of Cash Flow reflecting the exclusion from Tower Expenses (as reflected by the Cash Flow and Distribution Statement furnished or caused to be furnished by First Lender, but disputed by Master Lessee) of amounts specified in clauses
(4) and (5) of Section 7.04(e).

         (c) The parties acknowledge and agree that the description and determination of Transfer Events in Section 8.01(a) and the First Lender's remedies described in Section 8.03 shall be applicable regardless of the date when any such Transfer Event may occur, whether before or after the expiration of the First Lender Forbearance Period or before or after the termination of the Grantor Trust according to its terms on January 1, 2003.

         8.02 AEW Transfer Escrow
              -------------------

         (a) With the execution of this Agreement, PTLP shall establish an escrow (the "AEW Transfer Escrow") and enter into an escrow agreement with MetLife inform satisfactory to MetLife, consented to by AEW, the AEW Master Lessee, Sears and ST, and consistent with the provisions of this Section 8.02. Pursuant to the AEW Transfer Escrow, PTLP shall deposit into escrow with a third-party escrowee selected by MetLife in its discretion (which may be MetLife's outside legal counsel) executed and (where appropriate) recordable documents and instruments, together with an irrevocable power of attorney authorizing any officer of MetLife to complete any required information in any such documents and instruments (herein collectively referred to as the "AEW Release/Transfer Documents"): (i) releasing and terminating all liens, rights, interests and claims of PTLP as lender, and all Affiliates (including clients) of AEW (but excluding the interests of PTLP as Option Holder), in respect of the Tower Property under the Amended Second Loan Documents and the AEW New Loan Documents; and (ii) transferring to First Lender or First Lender's designee, without recourse, all right, title and interest of (1) Option Holder in respect of the Tower Property and under the Amended Second Loan/Option Documents, (2) Second Lender and Option Holder in and to the Grantor Trust, the stock of ST, and the AEW Master Lease, and (3) AEW Master Lessee in and to the AEW Master Lease and any of the Tower Property.

         (b) The parties hereto agree that from time to time upon request of MetLife the documents and instruments deposited in the AEW Transfer Escrow shall be updated and re-executed, and new executed documents and instruments will be substituted for the prior document and instruments, in order to take account of changes in law, changes in the identity of authorized officers, partners and representatives of parties to documents, transfers of Ownership Interests in PTLP and transfers of legal and beneficial ownership interests in the Tower Property, and other changed circumstances which in the reasonable judgment of MetLife may require such updating, re-execution and substitution of documents and instruments.

         (c) The parties acknowledge and agree that, if Wilson & McIlvaine (outside legal counsel of MetLife) serves as escrowee under the AEW Transfer
Escrow: (i) in its capacity as escrowee, such counsel is acting solely as holder of the escrow deposits and is directed to act strictly in accordance with the escrow agreement; (ii) with respect to this Agreement the negotiation of the AEW Transfer Escrow and the transactions contemplated hereby, such counsel has represented solely MetLife, and the other parties to this Agreement have been represented by their respective counsel in all such matters; and (iii) all parties herby consent to the continued representation of MetLife by such counsel, at the option of MetLife notwithstanding any dispute that may arise concerning this Agreement, the AEW Transfer Escrow, any of the other Amended Transaction Documents or the transactions contemplated hereby.

         8.03 First Lender Remedies
              ---------------------

         (a) Upon the occurrence of any Transfer Event: (i) First Lender shall be entitled to exercise all rights and remedies pursuant to the New Collateral Security Documents delivered or caused to be delivered by PTLP and the AEW Master Lessee; (ii) PTLP and the AEW Master Lessee shall transfer or cause to be transferred, or release or cause to be released, in each case as directed by First Lender, all right, title and interest of PTLP, the AEW Master Lessee and all other Affiliates of AEW under the Amended Second Loan/Option Documents and otherwise in respect of the Tower Property; and (iii) First Lender shall have the right at its option to exercise all other or additional rights and remedies with respect to AEW, PTLP, the AEW Master Lessee and other Affiliates of AEW at law or in equity in respect of this Agreement and the Amended Second Loan/Option Documents, subject to the provisions of Section 26.07, and to the forbearance covenant of First Lender contained in Section 4.09, during the First Lender Forbearance Period, and provided First lender may exercise its rights under the AEW Transfer Escrow only pursuant to Section 8.03(b).

         (b) Without limitation on or by the preceding Section 8.03(a), upon the occurrence of any Accelerated Transfer Event, First Lender shall be entitled to obtain the release and delivery of it of the AEW Release/Transfer Documents from the AEW Transfer Escrow, upon delivery by First Lender to the escrowee of a certificate by an officer of First lender stating that an

Accelerated Transfer Event has occurred. With respect to any such exercise by First Lender of its rights under the AEW Transfer Escrow, AEW, PTLP, and the AEW Master Lessee hereby disclaim, release and waive any and all right to seek or obtain any form of injunction or other judicial order prohibiting, restricting or impairing the release and delivery of the AEW Release/Transfer Documents by the escrowee to First Lender or the transfer and release of all right, title and interest oaf PTLP, the AEW Master Lessee and other Affiliates of AEW under the Amended Second Loan/Option Documents or otherwise in respect of the Tower Property, and AEW, PTLP and the AEW Master Lessee herby covenant and agree not to seek or obtain any such injunction or other judicial order.

         (c) Notwithstanding anything to the contrary contained herein, the parties acknowledge and agree that, with respect to Transfer Events that are not Accelerated Transfer Events, PTLP and the AEW Master Lessee do not waive, but do hereby reserve, the right to contest in any judicial proceeding whether a Transfer Event (other than an Accelerated Transfer Event) has occurred.

         (d) The parties acknowledge the central purposes of this Agreement as described in Section 22.01, the substantial modifications of the First Loan being made pursuant hereto, and the First Lender's forbearance from the exercise of rights and remedies to which it would otherwise be entitled. With regard thereto, AEW , PTLP and the AEW Master lessee have agreed to the extraordinary rights and remedies provided by this Section 8, which are an essential part of the consideration for the First Lender's modification of the First Loan and its entering into this Agreement. It is the intent and purpose of AEW, PTLP and the AEW Master Lessee that the rights and remedies provided by this Section 8 be enforceable in full so that First Lender may realize upon the essential consideration intended to be given to First Lender hereby by AEW, PTLP and the AEW Master Lessee.

                                    SECTION 9

                             SEARS/ST RELEASE EVENTS
                             -----------------------

         9.01 Sears/ST Release Events
              -----------------------

         (a) Each of the following shall constitute a "Sears/ST Release Event" under this Agreement; the Sears/ST Release Events described in clauses (1) through (6) and (8) below are sometimes herein referred to as "Accelerated Sears/ST Release Events"; all of the Sears/ST Release Events other than the Sears/ST Release Event described in clause (8) below are sometimes herein referred to as "Sears/ST Termination Events"; and the Sears/ST Release Events described in clauses (1) through (6) below are sometimes herein referred to as "Sears/ST Defaults."

         (1) the failure of Sears to make any required advance (i) under the Sears New Loan Agreement or the Sears Contribution Agreement for deposit into the NLCR as required pursuant to Section 14.05 hereof, or (ii) under the Amended CDSR Agreement, and in either case the continuation of such failure for a period of ten (10) days after written notice thereof from First Lender to Sears;

         (2)  the occurrence of any Sears/ST Tower Bankruptcy Proceeding;

         (3) the imposition of any lien, attachment or other encumbrance on all or any part of the Tower Property (including, without limitation, the Tower Real Property, the beneficial interest in the Land Trust or any other ownership interest in the Tower Property, any account of the Tower Owner, and any receipts or rents from the Tower Property) as a result of the failure by ST, Sears or any Sears Affiliate to pay any federal, state or local income, gains, franchise, transfer or similar taxes, or any interest thereon on penalties with respect thereto, owed or alleged to be owed by ST, Sears or any Sears Affiliate, and the failure of ST or Sears to cause such lien, attachment or encumbrance to be dismissed or discharged within ten (10) days after notice thereof from First Lender to ST or Sears;

         (4) any sale, transfer, assignment or pledge by Sears of all or any part of its interest in ST, other than (i) the collateral pledges or the common stock and the series A preferred stock to First Lender and Second Lender pursuant to the New Collateral Security Documents, (ii) the transfer of the common stock and the series A preferred stock to Second Lender in accordance with Section 9.04 in the event of a Tower Bankruptcy Proceeding, or (iii) Sears termination and release right pursuant to Section 25.08(a); and the failure of Sears and/or ST to cause such sale, transfer, assignment or pledge to be rescinded, revoked or cancelled within ten (10) days after written notice thereof from First Lender to Sears and ST;

         (5) any sale, transfer, assignment or pledge by ST of all or any part of its interest as grantor or income beneficiary under the Grantor Trust other than (i) the collateral assignments of the grantor's and income beneficiary's interests to First Lender and Second Lender pursuant to the New Collateral Security Documents and
              (ii) the termination of the Grantor Trust pursuant to Section 7.1(c) or 7.1(f) of the Grantor Trust Agreement; and the failure of Sears and/or ST to cause such sale, transfer, assignment or pledge to be rescinded, revoked or cancelled within ten (10) days after written notice thereof from First Lender to Sears and ST;

         (6) any sale, transfer, assignment or pledge by Sears or ST of all or any part of the legal title to the Tower Property or the beneficial interest under the Land Trust, other than (i) the collateral assignments of such beneficial interest to First Lender and Second Lender pursuant to the New Collateral Security Documents, (ii) the transfer of legal or beneficial ownership of the Tower Property to Option Holder or its permitted Designee pursuant to the exercise of the Tower Option, (iii) ST's exercise of its right pursuant to the Grantor Trust Agreement to substitute the trust corpus of the Grantor Trust and pursuant thereto to withdraw the Combined Tower Property from the Grantor Trust or
              (iv) Sears termination and release right pursuant to Section 25.08(a); and the failure of Sears and/or ST to cause such sale, transfer, assignment or pledge to be rescinded, revoked or cancelled within ten (10) days after written notice thereof from First Lender to Sears and ST;

         (7) without limitation on or by the preceding clauses (1) through (6) or the following clauses (8) and (9), the occurrence of any Event of Default under the Amended First Mortgage continuing beyond or occurring after the First Lender Forbearance Period;

         (8) the occurrence of any Transfer Event other than the Transfer Event described in clause (3) of Section 8.01(a), and the continuance of such Transfer Event, without cure by Sears or ST, for a period ending on the later of: (i) fifteen (15) days after written notice thereof from First Lender to Sears and ST and (ii) five (5) days after the occurrence of such Transfer Event;

         (9) the failure in performance in any material respect by Sears or ST of any of their respective obligations under this Agreement not otherwise described or included in the preceding clauses (1) through (8) and the continuance of such failure of thirty (30) days after written notice thereof from First Lender to Sears and ST.

         (b) With respect to the occurrence of an event which, with the giving of notice or passage of time or both, would constitute a Transfer Event, the parties acknowledge and agree: (i) the notice from First Lender referred to in clause (8) of Section 9.01(a) may be, but is not required to be, delivered simultaneously with the notice of such event delivered by Fist Lender to PTLP pursuant to Section 8.01(a); (ii) unless otherwise agreed in the specific circumstance by PTLP, in its absolute discretion, Sears and ST shall have no right to take, and covenant and agree not to take, any action in respect of the Tower Property or its ownership and operation in an attempt to cure or remedy the event unless and until any applicable cure or grace period afforded to PTLP under Section 8.01(a) shall have expired and the Transfer Event, as a result thereof, shall have occurred.

         (c) The parties acknowledge and agree that the description and determination of Sears/ST Release Events in Section 9.01(a) and the First Lender's and PTLP's remedies described in Section 9.03 shall be applicable regardless of the date when any such Sears/ST Release Event may occur, whether before or after the expiration of the First Lender Forbearance Period or before or after the termination of the Grantor Trust according to its terms on January 1, 2003 (provided it is acknowledged that upon the termination of that Grantor Trust the Sears/ST Ownership Interests will be extinguished and only the Sears/ST Lender Interests will remain).

         9.02 Sears/ST Transfer Escrow
              ------------------------

         (a) With the execution of this Agreement, Sears and ST shall establish an escrow (the "Sears/ST Transfer Escrow") and enter into an escrow agreement with MetLife and PTLP in form satisfactory to MetLife and PTLP and consistent with the provisions of this Section 9.02. Pursuant to the Sears/ST Transfer Escrow, Sears and ST shall deposit into escrow executed and (where appropriate) recordable documents and instruments (together with irrevocable powers of attorney authorizing any officer or representative of MetLife or PTLP, as the case may be, to complete any required information in any such documents and instruments) as follows: (i) documents and instruments (herein referred to as the "Sears/ST Release Documents) releasing all liens, rights and claims of Sears and ST in respect of the Sears New Loan and Sears Redevelopment Cost Obligation (the "Sears/ST Leader Interests"); and (ii) documents and instruments (herein referred to as the "Sears/ST Transfer Documents") transferring to First Lender or PTLP or a designee of such party, as directed in accordance with the escrow terms, all right, title and interest of Sears and ST in the Tower Property, the Land Trust and the Grantor Trust (the "Sears/ST Ownership Interests") and all of the common stock and series A preferred stock of ST (herein referred to as the "Sears/ST Stock Holdings"), and, at the option of the party (First Lender or
PTLP) withdrawing documents from the escrow, also terminating the Grantor Trust by revocation or distribution, as directed by such party in its discretion.

         (b) The escrowee of the Sears/ST Transfer Escrow, unless otherwise agreed by MetLife and PTLP, shall be outside legal counsel of MetLife selected by MetLife, subject to the reasonable approval of PTLP, from MetLife's list of approved legal counsel. The parties hereto agree that from time to time upon the request of

MetLife or PTLP the documents and instruments deposited in the Sears/ST Transfer Escrow shall be updated and re-executed, and new executed documents and instruments will be substituted for the prior documents and instruments, in order to take account of changes in law, changes in the identity of authorized officers, partners and representatives of parties to documents, transfers of legal and beneficial ownership interests in the Tower Property, and other changed circumstances which in the reasonable judgment of MetLife or PTLP may require such updating, re-execution and substitution of documents and instruments.

         (c) It is acknowledged and agreed that the Sears/ST Transfer Escrow is intended to secure the obligations of Sears and ST under this Agreement and also the obligations of Sears and ST under the Amended Second Loan/Option Documents. In addition to the Sears/ST Defaults described in Section 9.01(a), certain other events are identified as "Sears/ST Special Defaults" under the Amended Second Loan/Option Documents. PTLP may exercise rights under, and in accordance with the terms of, the Sears/ST Transfer Escrow in relation to Sears/ST Special Defaults under the Amended Second Loan/Option Documents as well as in relation to Accelerated Sears/ST Release Events and Sears/ST Defaults under this Agreement.

         (d) The parties acknowledge and agree that, if Wilson & McIlvaine (outside legal counsel to MetLife) serves as escrowee under the Sears/ST Transfer Escrow: (i) in its capacity as escrowee, such counsel is acting solely as holder of the escrow deposits and is directed to act strictly in accordance with the escrow agreement; (ii) with respect to this Agreement, the Sears/ST Transfer Escrow and the transactions contemplated hereby, such counsel has represented solely MetLife, and the other parties to this Agreement have been represented by their respective counsel in all such matters; and (iii) all parties hereby consent to the continued representation of MetLife by such counsel, at the option of MetLife, notwithstanding any dispute that may arise concerning this Agreement, the Sears/ST Transfer Escrow, any of the other Amended Transaction Documents or the transactions contemplated hereby.

         9.03 Remedies
              --------

         (a) Upon the occurrence of any Sears/ST Release Event (including any Sears/ST Termination Event) or any Sears/ST General Default: (i) Sears and ST shall release or cause to be released all Sears/ST Lender Interests; and (ii) without limitation on or by the preceding clause (i), upon the occurrence of any Accelerated Sears/ST Release Event (including any Sears/ST Default) or any Sears/ST Special Default, First Lender and/or PTLP, in accordance with the escrow terms, shall be entitled to obtain the release and delivery to it of the Sears/ST Release Documents upon delivery by First Lender or PTLP to the escrowee, in accordance with the escrow terms, of a certificate by an officer or authorized representative of First Lender or PTLP stating than an Accelerated Sears/ST Release Event or a Sears/ST Special Default has occurred. It is acknowledged and agreed that under the terms of the Sears/ST Transfer Escrow, only PTLP is entitled to obtain the release and delivery of the Sears/ST Release Documents upon the occurrence of a Sears/ST Special Default (unless an Accelerated Sears/ST Release Event has also occurred). As used in this Section 9.03, "Sears/ST General Default" refers to a default by Sears or ST under and as defined in the Amended Second Loan/Option Documents.

         (b) Upon the occurrence of any Sears/ST Termination Event or any Sears/ST General Default: (i) Sears and ST shall transfer or cause to be transferred, without recourse, subject to the provisions of Section 9.03(c), the Sears/ST Ownership Interests and the Sears/ST Stock Holdings (A) to PTLP or its Permitted Designee, subject to the security interests of First Lender, if a Transfer Event has not occurred, or (B) to First Lender, if a Transfer Event has occurred; and (ii) without limitation on or by preceding clause (i), upon the occurrence of any Sears/ST Default or any Sears/ST Special Default, First Lender and/or PTLP, in accordance with the escrow terms, shall be entitled to obtain the release and delivery to it of the Sears/ST Transfer Documents upon delivery by First Lender or PTLP to the escrowee of a certificate by an officer of First Lender or authorized representative of PTLP stating that a Sears/ST Default has occurred or upon delivery by PTLP of a certificate by an authorized representative of PTLP stating that a Sears/ST Special Default has occurred. The parties acknowledge and agree that Sears and ST shall rely upon notice from First Lender as to whether or not a Transfer Event has occurred. Notwithstanding anything to the contrary contained herein, neither Sears nor ST shall transfer any Sears/ST Ownership Interests or Sears/ST Stock Holdings to PTLP and the escrowee shall not release or deliver any Sears/ST Release Documents or any Sears/ST Transfer Documents to PTLP if First Lender has delivered to Sears and ST and/or to the escrowee, as applicable, a notice stating that a Transfer Event has occurred.

         (c) Upon the occurrence of a Sears/ST Termination Event or a Sears/ST General Default, notwithstanding the provisions of Section 9.03(b): (i) unless required pursuant to the following clause (ii), Sears shall not be required to transfer the Sears/ST Stock Holdings to First Lender to PTLP; (ii) if for any reason (including, without limitation, any automatic stay or court order in any Tower Bankruptcy Proceeding) Sears and ST are not able to effect a transfer of the Sears/ST Ownership Interests to First Lender or PTLP, as required, within ten (10) days after notice of the occurrence of the Sears/ST Termination Event or Sears/ST General Default, then Sears shall be obligated immediately to transfer the Sears/ST Stock Holdings to First Lender or PTLP, as required, and also to transfer the Sears/ST Ownership Interests to such party when and if such transfer becomes possible; (iii) First Lender and PTLP agree not to withdraw from the Sears Transfer Escrow the

Sears/ST Transfer Documents(s) transferring the Sears/ST Stock Holdings unless, within a period of ten (10) days following First Lender's or PTLP's withdrawal of the other Sears/ST Transfer Documents, Sears as not effected a transfer of the Sears/ST Ownership Interests to First Lender or PTLP, as required. The parties acknowledge and agree that, for purposes of this Section 9.03 and
Section 9.04, Sears will be deemed to have satisfied its obligation to deliver the common stock and the series A preferred stock in ST to First Lender or PTLP, as the case may be, by delivery of a duly authorized and executed stock assignment separate from certificate transferring such stock, together with a representation and warranty that such transfer is free from all liens, claims and encumbrances other than those relating to the Amended Transaction Documents.

         (d) First Lender and PTLP covenant and agree with each other that: (i) if First Lender withdraws the Sears/ST Transfer Documents from the Sears/ST Transfer Escrow pursuant to Section 9.03(b), or otherwise acquires the Sears/ST Ownership Interests or the Sears/ST Stock Holdings following a Sears/ST Termination Event, and provided a Transfer Event has not occurred, First Lender will complete and deliver said documents so as to effect a transfer to PTLP of the Sears/ST Ownership Interests and, if required to be transferred by Sears pursuant to Section 9.03(c), the Sears ST Stock Holdings; and (ii) any transfer of the Sears/ST Stock Holdings to PTLP shall be made subject to the continuing security interest of First Lender pursuant to the collateral pledge of the same made by Sears to First Lender pursuant to the New Collateral Security Documents. Upon a transfer of the Sears/ST Ownership Interests to PTLP, neither Option Holder, Second Lender nor AEW shall incur any additional liabilities or obligations to First Lender as a result of such transfer (including, without limitation, any liability for recourse obligations of Sears or ST to First Lender).

         (e) In addition to the rights and remedies specifically provided by this Section 9.03, First Lender and PTLP (but as to PTLP, provided a Transfer Event has not occurred) shall have the right, at the option of the respective party, to exercise all other rights and remedies at law or in equity in respect of this Agreement or under the Amended Transaction Documents in order (i) to obtain the release of the Sears/ST Lender Interests upon the occurrence of any Sears/ST Release Event (including any Sears/ST Termination Event) or any Sears/ST General Default and (ii) to obtain the transfer of the Sears/ST Ownership Interests (and, if applicable, the Sears/ST Stock Holdings) and the termination of the Grantor Trust upon the occurrence of any Sears/ST Termination Event or (as to PTLP) any Sears/ST General Default.

         (f) With respect to any exercise by First Lender or PTLP of their rights under the Sears/ST Transfer Escrow pursuant to Sections 9.03(a) and 9.03(b), Sears and ST hereby disclaim, release and waive any and all right to seek or obtain any form of injunction or other judicial order prohibiting, restricting or impairing the release and delivery of the Sears/ST Release Documents or the Sears/ST Transfer Documents, the release of the Sears/ST Lender Interests, or the transfer of the Sears/ST Ownership Interests and Sears/ST Stock Holdings; and Sears and ST hereby covenant and agree not to seek or obtain any such injunction or other judicial order.

         (g) Sears covenants and agrees, on a recourse basis (i) to prepare and file in accordance with applicable law all state, county and local transfer tax declarations, and to pay all taxes in accordance with such declarations, in connection with the releases and transfers of rights, title and interests pursuant to this Section 9.03 and 9.04 occurring as a result of a Sears/ST Default or a Sears/ST General Default, and (ii) to indemnify, defend and hold harmless First Lender, Second Lender and Option Holder from and against all claims and liability for any state, county and local transfer taxes in connection with such release and transfers.

         (h) Upon any release of the Sears/ST Lender Interests pursuant to this
Section 9.03, whether upon the occurrence of a Sears/ST Release Event (including any Sears/ST Termination Event) or a Sears/ST General Default, the Sears Cash Flow Interests shall be reallocated 50% to First Lender and 50% to Second Lender. In addition, upon any release of the Sears/ST Lender Interests due to any other default by Sears or ST under the Amended Second Loan/Option Documents which is not a Sears/ST General Default, the Sears Cash Flow Interests shall be reallocated 50% to First Lender and 50% to Second Lender.

         (i) Notwithstanding anything to the contrary contained herein, the parties acknowledge and agree, with respect to Sears/ST Release Events that are not Accelerated Sears/ST Release Events, Sears and ST do not waive, but do hereby reserve, the right to contest in any judicial proceeding whether a Sears/ST Release Event (other than an Accelerated Sears/ST Release Event) has occurred.

         (j) The parties acknowledge the central purposes of this Agreement as described in Section 22.01, the substantial modifications of the First Loan, Tower Second Loan and Tower Option being made pursuant hereto, and the First Lender's, Second Lender's, and Option Holder's forbearance from the exercise of rights and remedies to which they would otherwise be entitled. With regard thereto, Sears and ST have agreed to the extraordinary rights and remedies provided by this Section 9, which are an essential part of the consideration for the Lenders' modification of the First Loan and Tower Second Loan and the Option Holder's modification of the Tower Option and such parties' entering into this Agreement. It is the intent and purpose of Sears and ST that the rights and remedies provided by this Section 9 to be enforceable in full so that First Lender, Second Lender and Option Holder may realize upon the essential consideration intended to be given to them hereby by Sears and ST.

         (k) Sears covenants and agrees that if Sears becomes obligated to transfer to First Lender or PTLP the common stock and series A preferred stock of ST, (i) at the time of such transfer, there shall be no intercompany liabilities, tax sharing arrangements or similar obligations affecting ST (collectively, "ST Intercompany Liabilities") and (ii) Sears shall indemnify First Lender or PTLP, as the case may be, and hold it harmless from and against all claims, damages, causes of action, costs, penalties, judgments, losses, and expenses (including, without limitation, the reasonable fees of attorneys and accountants) arising out of (A) the ST Intercompany Liabilities and (B) liabilities arising prior to the date hereof and not assumed by Tower Owner under the Assignment and Assumption.

         9.04 Tower Bankruptcy
              ----------------

         (a) PTLP covenants and agrees with First Lender that if the Sears/ST Ownership Interests and/or the Sears/ST Stock Holdings are transferred to PTLP pursuant to Section 9.03 while a Tower Bankruptcy Proceeding is pending, and if such Tower Bankruptcy Proceeding is not dismissed within one hundred twenty
(120) days after the transfer of the Sears/ST Ownership Interests and/or the Sears/ST Stock Holdings (whichever occurred earlier) to PTLP, then PTLP shall upon demand by First Lender immediately transfer, without recourse, to First Lender (subject to the Amended Second Loan/Option Documents, the AEW New Loan Documents and the AEW Master Lease) all interests in the Sears/ST Ownership Interests and the Sears/ST Stock Holdings that had previously been transferred to PTLP pursuant to Section 9.03. First Lender covenants and agrees with PTLP that in the event such Tower Bankruptcy Proceeding is subsequently dismissed, and provided a Transfer Event has not occurred and PTLP's interests in the Tower Property have not otherwise been eliminated, First Lender will transfer, without recourse, the Sears/ST Ownership Interests (subject to the Amended First Loan Documents) to PTLP without further consideration promptly after the dismissal of the Tower Bankruptcy Proceeding.

         (b) First Lender, Second Lender, Option Holder, AEW, Sears and ST covenant and agree and that in the event of any Tower Bankruptcy Proceeding, First Lender shall exercise its rights under Section 22, and Second Lender, Option Holder, Sears and ST shall cooperate in all reasonable ways with First Lender in First Lender's exercise of such rights so as: (i) in the event of an Involuntary Tower Bankruptcy Proceeding, and in the absence of any Sears/ST Release Event and provided a Transfer Event has not occurred, to maintain, as nearly as practicable, in any reorganization plan or similar arrangement of interests in the Tower Property the interests of First Lender, Second Lender, AEW New Lender and Sears (in respect of the Sears Lender Interests) in the Cash Flow of the Tower Property substantially as represented by the Distribution Priorities; (ii) in the event of a Sears/ST Tower Bankruptcy Proceeding or in the event of an involuntary Tower Bankruptcy Proceeding if a Sears/ST Release Event has also occurred, but provided in either case that a Transfer Event has not occurred, to maintain, as nearly as practicable, in any reorganization plan or similar arrangement of interests in the Tower Property the interests of First Lender, Second Lender and AEW New Lender in the Cash Flow of the Tower

Property substantially as represented by the Distribution Priorities, giving effect to the reallocation of the Sears Cash Flow Interests pursuant to Section 6.02; and (iii) in the event of an Involuntary Tower Bankruptcy Proceeding or a Sears/ST Tower Bankruptcy Proceeding, but provided a Transfer Event has not occurred, to maintain the AEW Master Lease in effect provided the AEW Master Lessee is not in material default in the performance of its obligations thereunder or hereunder.

         (c) Sears and ST covenant and agree that, in the event of a Tower Bankruptcy Proceeding, neither of said entities or any other Sears Entity shall, in any capacity (including, without limitation, in Sears capacity as lessee under the Sears Corporate Lease) initiate or participate, directly or indirectly, in any challenge to the Cash Flow Distribution Priorities or any attempt to recharacterize the respective interests of First Lender, Second Lender, Option Holder, AEW New Lender or the Master Lessee in the Tower Property contrary to the expressed intentions of this Agreement and the other Amended Transaction Documents.

                                   SECTION 10

                            INTERCREDITOR AGREEMENTS
                            ------------------------

         10.01 General Agreement Controlling
               -----------------------------

         The parties hereto acknowledge and agree that, notwithstanding anything to the contrary contained herein or in any of the other Amended Transaction Documents, in the event of any ambiguity or inconsistency between the terms and provisions of this Agreement and the term and provisions of any of the other Amended Transaction Documents, the terms and provisions of this Agreement shall be controlling and the parties will use all reasonable efforts to reform and conform any inconsistent provision of any of the other Amended Transaction Documents to be consistent with the terms and provisions of this Agreement.

         10.02 Termination of Earlier Agreements
               ---------------------------------

         First Lender, Second lender, Option Holder and AEW acknowledge and agree that the Subordination and Intercreditor Agreement dated as of July 2, 1990 between First Lender and AEW (in its capacity at that time as holder of the Tower Second Loan) and the Subordination

Agreement dated as of July 2, 1990 between First Lender and AEW (in its capacity at that time as holder of the Tower Option) are hereby terminated in their entirety and are no longer of any force or effect and no party shall have any liability under either of said agreements from and after the date hereof.

         10.03 No Impairment of Other Parties' Rights
               --------------------------------------

         (a) No amendment, modification or cancellation of, and not settlement or compromise with respect to, any obligations of Tower Owner under the Amended Second Loan/Option Documents, the AEW New Loan Documents or the Sears Lender Documents which constitute part of the collateral under the Amended First Loan Documents shall release or in any manner affect the rights of First Lender under the Amended First Loan Documents unless such amendment, modification, cancellation, settlement or compromise is consented to by First Lender.

         (b) No amendment, modification or cancellation of, and no settlement or compromise with respect to, any obligations of Tower Owner under the Amended First Loan Documents, the AEW New Loan Documents or the Sears Lender Documents which constitute part of the collateral under the Amended Second Loan/Option Documents shall release or in any manner affect the rights of Second Lender or Option Holder under the Amended Second Loan/Option Documents unless such amendment, modification, cancellation, settlement or compromise is consented to by Second Lender (as to the rights of Second Lender) or Option Holder (as to the rights of Option Holder).

         (c) No amendment, modification or cancellation of, and not settlement or compromise with respect to, any obligations of Tower Owner under the Amended First Loan Documents, the Amended Second Loan/Option Documents or the Sears Lender Documents which constitute part of the collateral under the AEW New Loan Documents shall release or in any manner affect the rights of AEW New Lender under the AEW New Loan Documents unless such amendment, modification, cancellation, settlement or compromise is consented to by AEW New Lender.

         (d) No amendment, modification or cancellation of, and no settlement or compromise with respect to, any obligations of Tower Owner under the Amended First Loan Documents, the Amended Second Loan/Option Documents or the AEW New Loan Documents which constitute part of the collateral under the Sears Lender Documents shall release or in any manner affect the rights of Sears under the Sears Lender Documents unless such amendment, modification, cancellation, settlement or compromise is consented to by Sears.

         10.04 Subordination According to Distribution Priorities
               --------------------------------------------------

         In accordance with the Distribution Priorities, all payments of principal and interest in respect of the Tower Second Loan and the AEW New Loan and all payments of principal and interest in respect of the Sears New Loan and the Sears Redevelopment Cost Obligation (including, without limitation, any such payments payable to Second Lender, AEW New Lender or Sears pursuant to any judgment) are subordinated to the payment in full of the First Loan Base Debt. Second Lender, AEW New Lender and Sears hereby confirm such subordination and covenant and agree to be bound by and to observe such subordination and the other Distribution Priorities both prior to and after any Transfer Event, Sears/ST Release Event or any Event of Default. In accordance therewith, Second Lender, AEW New Lender and Sears each hereby transfers and assigns to First Lender all right, title and interest in and to any amounts recovered or recoverable by such respective party (including, without limitation, any judgment obtained upon the interests held under any of the Amended Transaction Documents) in derogation of the foregoing subordination.

         10.05 Subordination of Tower Second Loan
               ----------------------------------

         (a) Second Lender acknowledges, covenants and agrees for the benefit of First Lender that the Tower Second Loan, the Amended Second Loan Documents, the liens created thereby, and all rights and interests of Second Lender in and to the Tower Property and the proceeds thereof are and shall continue to be subordinate to the First Loan, the Amended First Loan Documents, the liens created thereby, and all rights and interests of First Lender in and to the Tower Property and (subject to the application of the Distribution Priorities in the absence of a Transfer Event) the proceeds thereof.

         (b) Without limiting the generality of Section 10.05(a), Second Lender acknowledges and agrees that any net proceeds payable to or for the benefit of Second Lender as a result of any foreclosure of the Second Mortgage or any foreclosure of any other security interest in respect of the Tower Property held by Second Lender shall be applied first to the payment in full of the First Loan Base Debt and the balance, if any, shall be applied in accordance with the Second through Seventh Distribution Priorities.

         (c) Second Lender covenants and agrees for the benefit of First Lender that it shall not take any of the following actions without the prior written consent of First Lender (which consent shall be in First Lender's absolute discretion to grant or withhold) and that any such action or purported action without such consent of First Lender shall be null and void:

         (i) accelerate the Second Loan, except: (1) in the event of a Sears/ST Termination Event, a Sears/ST

              General Default or an "Event of Default" under the Amended Second Loan/Option Documents that exists after December 31, 2001 (but in each case excluding a Tower Bankruptcy Proceeding) and provided a Transfer Event has not occurred; or (2) in the event of a Tower Bankruptcy Proceeding and provided a Transfer Event has not occurred and First Lender has accelerated the First Loan;

         (ii) commence any Foreclosure Action in respect of all or any part of the Tower Property except: (1) in the event of a Sears/ST Termination Event, a Sears/ST General Default or an "Event of Default" under the Amended Second Loan/Option Documents that exists after December 31, 2001 (but in each case excluding a Tower Bankruptcy Proceeding) and provided a Transfer Event has not occurred; or (2) in the event of a Tower Bankruptcy Proceeding and provided a Transfer Event has not occurred and First Lender has commenced Foreclosure Action;

         (iii) seek the appointment of a receiver, trustee or similar party for all or any part of the Tower Property; or

         (iv) exercise any other rights or remedies under the Amended Second Loan Documents effecting the same result as accelerating the Second Loan or commencing or maintaining a Foreclosure Action (except to the extent and in the circumstances that accelerating the Second Loan or commencing any Foreclosure Action is permitted under clauses (i) and (ii) above and except for an exercise of PTLP's rights under Section 9.03 hereof other than Section 9.03(e)).

         (d) Second Lender acknowledges, covenants and agrees that upon the occurrence of any Event of Default under the Amended First Mortgage, other than a Tower Bankruptcy Proceeding (in the absence of a Transfer Event), or upon the occurrence of a Transfer Event, the Tower Second Loan and all liens on the Tower Property created by the Amended Second Loan Documents shall be extinguished without further act by Second Lender and, without limiting the foregoing, Second Lender shall, within five (5) days after request by First Lender, execute such releases and confirmations as First Lender may request. Notwithstanding the foregoing, with respect to any Transfer Event which is not an Accelerated Transfer Event and any Event of Default which is not also an Accelerated Transfer Event, Second Lender does not hereby waive its right to contest in any judicial proceeding whether a Transfer Event and/or an Event of Default has occurred.

         (e) Provisions substantially the same as the foregoing provisions of this Section 10.05 and Section 10.09(a) shall be included in all Amended Second Loan Documents recorded in the County Recorder's Office or filed in any other public records.

         10.06 Subordination of Tower Option
               -----------------------------

         (a) Option Holder acknowledges, covenants and agrees for the benefit of First Lender that the Tower Option, the Amended Option Documents, the liens created thereby, and all rights and interests of Option Holder in and to the Tower Property and the proceeds thereof are and shall continue to be subordinate to the First Loan, the Amended First Loan Documents, the liens created thereby, and all rights and interests of First Lender in and to the Tower Property and (subject to the application of the Distribution Priorities in the absence of a Transfer Event) the proceeds thereof.

         (b) Option Holder covenants and agrees for the benefit of First Lender that it shall not take any of the following actions without the prior written consent of First Lender (which consent shall be in First Lender's absolute discretion to grant or withhold) and that any such action or purported action without such consent of First Lender shall be null and void:

         (i) seek the appointment of a receiver, trustee or similar party for all or any part of the Tower Property; or

         (ii) exercise any other rights or remedies under the Amended Option Documents effecting the same result as clause (i) of this Section 10.06(b).

         (c) Option Holder acknowledges, covenants and agrees that upon the occurrence of any Event of Default under the Amended First Mortgages, other than a Tower Bankruptcy Proceeding (in the absence of a Transfer Event), or upon the occurrence of a Transfer Event, all rights of the Option Holder under the Tower Option and the Amended Option Documents shall be transferred to First Lender without further act by Option Holder; and, without limiting the foregoing, Option Holder shall, within five (5) days after request by First Lender, execute such releases and confirmations as First Lender may request. Notwithstanding the foregoing, with respect to any Transfer Event which is not an Accelerated Transfer Event and any Event of Default which is not also an Accelerated Transfer Event, Option Holder does not hereby waive its right to contest in any judicial proceeding whether a Transfer Event and/or an Event of Default has occurred.

         (d) Provisions substantially the same as the foregoing provisions of this Section 10.06 and Section 10.09(a) shall be included in all Amended Option Documents recorded in the County Recorder's Office and filed in any other public records.

         10.07 Subordination of AEW New Loan
               -----------------------------

         (a) AEW New Lender acknowledges, covenants and agrees for the benefit of First Lender and PTLP that the AEW New Loan, the AEW New Loan documents, the liens created thereby, and all rights and interests of AEW New Lender in and to the Tower Property and the proceeds thereof are and shall continue to be subordinate to the first Loan, the Tower Second Loan, the Tower Option, the Amended First Loan Documents, the Amended Second Loan/Option Documents, the liens created thereby and all rights and interests of First Lender and PTLP in and to the Tower Property and (subject to the application of the Distribution Priorities in the absence of a Transfer Event, or an "Event of Default" under the Tower Second Loan) the proceeds thereof.

         (b) Without limiting the generality of Section 10.07(a), AEW New Lender acknowledges and agrees that any net proceeds payable to or for the benefit of AEW New Lender as a result of any foreclosure of the AEW New Loan Mortgage or any foreclosure of any other security interest in respect of the Tower Property held by AEW New Lender shall be applied first to the payment in full of the First Loan Base Debt and the balance, if any, shall be applied in accordance with the Second through Seventh Distribution Priorities.

         (c) AEW New Lender covenants and agrees for the benefit of First Lender that it shall not take any of the following actions without the prior written consent of First Lender (which consent shall be in First Lender's absolute discretion to grant or withhold) and that any such action on purported action without such consent of First Lender shall be null and void:

         (i) accelerate the AEW New Loan, except in the event of a Tower Bankruptcy Proceeding and provided (1) a Transfer Event has not occurred and (2) First Lender has accelerated the First Loan;

         (ii) commence any Foreclosure Action in respect of all or any part of the Tower Property except in the event of a Tower Bankruptcy Proceeding and provided (1) a Transfer Event has occurred and (2) First Lender has commenced a Foreclosure Action;

         (iii) seek the appointment of a receiver, trustee or similar party for all or any part of the Tower Property; or

         (iv) exercise any other rights or remedies under the AEW New Loan Documents.

         (d) AEW New Loan Lender acknowledges, covenants and agrees that upon the occurrences of any Event of Default under the Amended First Mortgage, other than a Tower Bankruptcy Proceeding (in the absence of a Transfer Event), or upon the occurrence of a Transfer Event, the AEW New Loan and all liens on the Tower Property created by the AEW New Loan Documents shall be extinguished without further act by AEW New Lender; and, without limiting the foregoing, AEW New Lender shall, within five (5) days after request by First Lender, execute such releases and confirmations as First Lender may request. Notwithstanding the foregoing, with respect to any Transfer Event which is not an Accelerated Transfer Event and any Event of Default which is not also an Accelerated Transfer Event, AEW New Lender does not thereby waive its right to contest in any judicial proceeding whether a Transfer Event and/or an Event of Default has occurred.

         (e) Provisions substantially the same as the foregoing provisions of this Section 10.07 and Section 10.09(a) shall be included in all AEW New Loan Documents recorded in the County Recorder's Office or filed in any other public records.

         10.08 Subordination of Sears New Loan and Sears Redevelopment Cost Obligation
               ------------------------------------------------------------

         (a) Sears acknowledges, covenants and agrees for the benefit of First Lender and PTLP that the Sears New Loan and the Sears Redevelopment Cost Obligation, the Sears Lender Documents, the liens created thereby, and all rights and interests of Sears under the Sears Lender Documents in and to the Tower Property and the proceeds thereof are and shall continue to be subordinate to the First Loan, the Tower Second Loan, the Tower Option, the Amended First Loan Documents, the Amended Second Loan/Option Documents, the liens created thereby and all rights and interests of First Lender and PTLP in and to the Tower Property and (subject to the application of the Distribution Priorities in the absence of a Sears/ST Release Event or an "Event of Default" under the Tower Second Loan) the proceeds thereof.

         (b) Without limiting the generality of Section 10.08(a), Sears acknowledges and agrees that any net proceeds payable to or for the benefit of Sears as a result of any foreclosure of the Sears New Loan/Redevelopment Mortgage or any other foreclosure of any other security interest in respect of the Tower Property held by Sears shall be applied first to the payment in full of the First Loan Base Debt and the balance, if any, shall be applied in accordance with the Second through Seventh Distribution Priorities.

         (c) Sears covenants and agrees for the benefit of First Lender and PTLP that it shall not take any of the following actions without the prior written consent of First Lender and PTLP (which consent shall be in First Lender's and PTLP's absolute discretion to grant or withhold) and that any such action or purported action without such consent of the First Lender and PTLP shall be null and void:

         (i) accelerate the Sears New Loan or the Redevelopment Cost Obligation, except in the event of a Tower Bankruptcy Proceeding and provided (1) neither a Sears/ST Release Event nor a Sears/ST General Default has occurred, and (2) First Lender has accelerated the First Loan;

         (ii) commence any Foreclosure Action in respect of all or any part of the Tower Property except in the event of a Tower Bankruptcy Proceeding and provided (1) neither a Sears/ST Release Event nor a Sears/ST General Default has occurred and (2) First Lender has commenced a Foreclosure Action;

         (iii) seek the appointment of a receiver, trustee or similar party for all or any part of the Tower Property; or

         (iv) exercise any other rights or remedies under the Sears Lender Documents.

         (d) Sears acknowledges, covenants and agrees that upon the occurrence of any Event of Default under the Amended First Mortgage or any "Event of Default" under the Amended Second Loan/Option Documents, other than a Tower Bankruptcy Proceeding (in the absence of a Sears/ST Release Event), or upon the occurrence Sears/ST Release Event, the Sears New Loan and the Sears Redevelopment Cost Obligation and all liens on the Tower Property created by the Sears Lender Documents shall be extinguished without further act by Sears; and, without limiting the foregoing, Sears shall, within five (5) days after request from First Lender or PTLP, execute such releases and confirmations as First Lender or PTLP may request. Notwithstanding the foregoing, with respect to any Sears/ST Release Event which is not an Accelerated Sears/ST Release Event and any Event of Default which is not also an Accelerated Sears/ST Release Event or Sears/ST Special Default, Sears does not hereby waive its right to contest in any judicial proceeding whether a Sears/ST Release Event and/or an Event of Default has occurred.

         (e) Provisions substantially the same as the foregoing provisions of this section 10.08 and Section 10.09(a) shall be included in all Sears Lender Documents recorded in the County Recorder's Office or filed in any other public records.

         10.09 Further Agreements of Lenders and Option Holder
               -----------------------------------------------

         (a) Each of Second Lender, Option Holder, AEW New Lender and Sears (each referred to herein as a "Subordinate Party") covenants and agrees for the benefit of First Lender as follows with regard to the respective Amended Transaction Documents under which such Subordinate Party holds a lien on any of the Tower Property:

         (i) During any period that payments from or on behalf of the Tower Owner are being collected pursuant to the Amended First Loan Documents for the purpose of escrowing for (i) taxes, assessments or other charges imposed on the Tower Property, (ii) insurance premiums under insurance policies maintained in respect of the Tower Property, or (iii) any other purpose, the Subordinate Party shall not exercise any of its rights, if any, to require such escrow payments;

         (ii) All insurance proceeds and condemnation proceeds in respect of the Tower Property shall be held and applied under and in accordance with the terms of the Amended First Loan Documents; and

         (iii) Each Subordinate Party hereby expressly consents to and authorizes, at the option of First Lender, the release of all or any portion of the Tower Property from the lien of the Amended First Loan Documents, and hereby waives any equitable rights the Subordinate Party might have to require the First Lender to marshall all collateral in favor of a Subordinate Party and, in the event of any foreclosure under the Amended First Loan Documents, the Subordinate Party expressly consents to and authorizes, at the option of First Lender, the sale, whether separately or together, of all or any portion of the Tower Property.

         (b) With respect to the Sears Lender Documents, Sears, for the benefit of Second Lender, expressly consents to and authorizes, at the option of Second Lender, the release of all or any portion of the Tower Property from the lien of the Amended Second Loan Documents, and hereby waives any equitable rights that Sears might have to require the Second Lender to marshall all collateral in favor of Sears and, in the event of any foreclosure under the Amended First Loan Documents, Sears expressly consents to and authorizes, at the option of Second Lender, the sale, whether separately or together, of all or any portion of the Tower Property.

         10.10 Exercise of Remedies Under the Amended Second Loan/Option
               Documents
               ---------------------------------------------------------

         (a) Subject to the provisions of Section 10.05, any transfer of the Tower Property and/or the other security and collateral under the Amended Second Loan/Option Documents, or any part or parts thereof, pursuant to a foreclosure or other exercise of the rights and remedies of Second Lender or Option Holder under the Amended Second Loan/Option Documents, or by deed or other transfer (including an assignment of the Ownership Interests in the Tower

Owner or its beneficiary, whether pursuant to the provisions of Section 9, a distribution from the Grantor Trust or otherwise) in lieu thereof, shall not be an Event of Default under the Amended First Loan Documents if (i) such transfer is to PTLP, a Permitted Designee or a Qualified Transferee and (ii) such transfer (in the absence of such foreclosure or such other exercise of remedies) would be a permitted transfer under Section 19.08 hereof.

         (b) PTLP, any Permitted Designee or any Qualified Transferee, as the case may be, pursuant to such a permitted transfer shall own the Tower Property and/or other security and collateral subject to the terms, conditions and lien of the Amended First Loan Documents, including, without limitation, the provisions as to the Distribution Priorities and the Final Participation Determination (and shall be obligated to thereafter comply with the terms and provisions thereof); provided, however, that such transferee shall not (i) be personally liable for any of the obligations of Tower Owner under the Amended First Loan Documents, (ii) be required to make deposits into the CDSR or the NLCR, and/or (iii) be obligated to assume the recourse obligations of Sears under the Amended First Loan Documents. Notwithstanding any such permitted transfer to PTLP, a Permitted Designee or a Qualified Transferee, Second Lender's right to receive principal, Stated Interest, Further Interest, Participating Interest and Additional Interest pursuant to the Distribution Priorities, AEW New Lender's right to receive payment on the AEW New Note pursuant to the Distribution Priorities, and First Lender's right to receive principal, Stated Interest, Further Interest, Participating Interest and Additional Participating Interest (including, but not limited to, the right to receive such interest pursuant to the Final Participation Determination) shall continue and remain in full force and effect.

         10.11 No Cross Default
               ----------------

         First Lender, Second Lender and Option Holder acknowledge and agree that a default or an Event of Default under the Amended Second Loan/Option Documents shall not, in and of itself, constitute a default under the Amended First Loan Documents, and that defaults and Events of Default under the Amended First Loan Documents shall be determined independently of the determination of defaults and Events of Default under the Amended Second Loan/Option Documents.

         10.12 Exercise of Tower Option by First Lender
               ----------------------------------------

         If due to the occurrence of a Transfer event the interests of the Option Holder under the Tower Option and Amended Option Agreement are transferred to First Lender and the Tower Second Loan and AEW New Loan are released and terminated as contemplated in Section 8, and thereafter First Lender exercises the Tower Option, for purposes of determining the "Exercise Price" and the "Aggregate Liabilities" applied as an adjustment in determining the Exercise

Price (all as defined in and provided by the Amended Option Agreement), the Tower Second Loan (and Amended Tower Second Note) and the AEW New Loan (and AEW New Loan Note) shall be deemed to be outstanding in the same amount (including the same accrued interest) as if said loans had remained in full force and effect and held by Second Lender and AEW New Lender.

                                   SECTION 11

                                ST RESTRUCTURING
                                ----------------

         11.01 Restated Articles and Bylaws
               ----------------------------

         (a) Sears and ST will cause the Articles of Incorporation and Bylaws of ST to be amended and restated in their entirety, effective as of the date hereof, in form satisfactory to First Lender and Second Lender.

         (b) The amended and restated Articles of Incorporation of ST provide, among other things, for: (i) one class of common stock and three (3) series of preferred stock (identified as Series A, Series B, and Series C); (ii) certain consent or approval rights of the holders of the different classes and series of stock for certain actions by the corporation; and (iii) certain requirements as to the election of the members of the board of directors and as to the consent or approval of the members for certain actions by the corporation.

         11.02 Issuance and Holding of ST Stock
               --------------------------------

         (a) Following the modification of the First Loan, the Tower Second Loan and the Tower Option pursuant to the Amended Transaction Documents and the other transactions contemplated by this Agreement to be effected as of the date hereof, ST will issue, effective as of the date of this Agreement, (i) 80 shares of the Series A preferred stock and 99 shares of the common stock of ST to Sears in exchange for $9,000 in immediately available funds, (ii) 10 shares of the Series B preferred stock of ST to MetLife in exchange for $1,000 in immediately available funds, and (iii) 10 shares of the Series C stock of ST to PTLP in exchange for $1,000 in immediately available funds.

         (b) Sears covenants and agrees that it shall at all times continue to own 100% of the common stock and 100% of the Series A preferred stock of ST free and clear of all liens and encumbrances, other than the collateral pledges to First Lender and Second Lender pursuant to the New Collateral Security documents.

         (c) No further common or preferred stock will be issued by ST without the consent of Sears, First Lender and Second Lender, which consent may be granted or withheld by each respective party in its absolute discretion.

         11.03 Acknowledgement and Exculpation
               -------------------------------

         (a) Sears, MetLife and PTLP, in their capacity as the sole shareholders of ST and as parties to this Agreement, and the other parties to this Agreement all acknowledge and agree: (i) it is expected that MetLife will hold the Series B preferred stock of ST and exercise its rights in respect of said stock in furtherance of its interests as First Lender (and contingent successor residual beneficiary under the Grantor Trust) and that the director elected by the holder of the Series B preferred stock will exercise his or her rights and authority as a director of ST in furtherance of such interests of First Lender under this Agreement and the other Amended First Loan Documents; (ii) such exercise of such rights and authority by MetLife and said director in furtherance of the interests of First Lender, provided such exercise is not in violation of the provisions of this Agreement, shall not constitute, or be deemed to constitute, a breach or violation of any fiduciary duty or other duty owing by MetLife or said director to ST or the other shareholders of ST; and (iii) neither MetLife, in its capacity as a shareholder of ST, nor any affiliate of MetLife, nor said director shall be liable or accountable in damages or otherwise to ST or the other shareholders of ST for any act or omission in connection with the ownership of ST or the conduct of the business of ST, provided said act or omission is not in violation of the provisions of this Agreement.

         (b) Sears, MetLife and PTLP, in their capacity as the sole shareholders of ST and as parties to this Agreement, and the other parties to this Agreement all acknowledge and agree: (i) it is expected that PTLP will hold the Series C preferred stock of ST and exercise its rights in respect of said stock in furtherance of its interests as Second Lender, AEW New Lender, Option Holder and residual beneficiary of the Grantor Trust and that the director elected by the holder of the Series C preferred stock will exercise his or her rights and authority as a director in furtherance of the interests of Second Lender, AEW New Lender, Option Holder and residual beneficiary of the Grantor Trust, under this Agreement and the Amended Second Loan/Option Documents; (ii) such exercise of such rights and authority by PTLP and said director in furtherance of such interests, provided such exercise is not in violation of the provisions of this Agreement, shall not constitute, or be deemed to constitute, a breach or violation of any fiduciary duty or other duty owing by PTLP or said director to ST or the other shareholders of ST; and (iii) neither PTLP, in its capacity as a shareholder of ST, nor any affiliate of PTLP nor said director shall be liable or accountable in damages or otherwise to ST or the other shareholders of ST for any act or omission in connection with the ownership of ST or the conduct of the business of ST, provided said act or omission is not in violation of the provisions of this Agreement.

         11.04 Directors' and Officers' Liability Insurance
               --------------------------------------------

         Sears and ST covenant and agree that each will use all reasonable efforts to cause to be maintained directors' and officers' liability insurance in commercially reasonable amounts for the benefit of the directors and officers of ST (including, without limitation, the directors elected by the Series B preferred shareholder and the Series C preferred shareholder).

         11.05 Additional Agreements Regarding ST Stock
               ----------------------------------------

         (a) The certificates representing all shares of common stock and preferred stock of ST at any time owned by any holder thereof shall bear the following legend:

                  "The sale, transfer, pledge or encumbrance of this certificate is subject to restrictions set forth in a certain General Agreement dated as of November 7, 1994 by and among Metropolitan Life Insurance Company, AEW Partners, L.P., Partners Tower, L.P., Tower Leasing, Inc., Sears, Roebuck and Co. and ST Holdings, Inc. and the Restated Certificate of Incorporation of ST Holdings, Inc.; said General Agreement and Restated Certificate of Incorporation are on file and available for inspection in the Office of the Secretary of ST Holdings, Inc."

         (b) ST, MetLife and PTLP acknowledge, covenant and agree that (i) upon the occurrence of a Transfer Event, the series C preferred stock shall be transferred by PTLP to MetLife in the manner set forth in Section 8.03, (ii) upon the payment in full of the First Loan Base Debt, the series B preferred stock shall, at the direction of PTLP, be transferred to PTLP or any replacement first lender, and (iii) the series C preferred stock may be transferred to any Qualified Transferee of the Second Loan as provided in Section 19. If the series B preferred stock or the series C preferred stock is transferred under (ii) or
(iii), the transferee shall agree in writing, either prior to or concurrently with such transfer, to be bound by the restrictions on transfers and encumbrances set forth herein. Any other attempted transfer shall be null and void and of no force and effect.

         (c) In accordance with the Restated Certificate of Incorporation of ST, the series B preferred stock and the series C preferred stock shall be redeemed by ST upon the first to occur of (a) provided ST has not exercised its power of substitution under the Grantor Trust Agreement, a transfer by ST of its interest as the Grantor and Income Beneficiary of the Grantor Trust to MetLife or PTLP, (b) the transfer of the Tower Property to the Residual Beneficiary pursuant to the terms of the Grantor Trust, (c) after ST has exercised its power of substitution under the Grantor Trust Agreement, if ST ceases to own the beneficial interest in the Tower Property for any reason other than a transfer contrary to the General Agreement, or (d) the satisfaction and discharge in full or the extinguishment of the Amended First Loan Documents, the Amended Second Loan/Option Documents, the AEW New Loan, the Sears New Loan and the Sears Redevelopment Cost Obligation.

                                   SECTION 12

                                  GRANTOR TRUST
                                  -------------

         12.01 Establishment of Grantor Trust
               ------------------------------

         (a) ST will establish a trust (the "Grantor Trust") pursuant to a Grantor Trust Agreement, n the form approved by First Lender, Second Lender and Option Holder, between ST as "Grantor" and State Street Bank and Trust Company as trustee (herein the "Grantor Trustee"). The Grantor Trust Agreement provides that ST is the income beneficiary thereunder, PTLP is the initial residual beneficiary, and First Lender is the contingent residual beneficiary. In accordance with the terms of the Grantor Trust Agreement, First Lender will become the residual beneficiary following the occurrence of a Transfer Event.

         (b) ST covenants and agrees not to release, transfer, assign or pledge its interest as Grantor or as income beneficiary under the Grantor Trust, except for (i) the collateral assignments of its interests as income beneficiary to First Lender and Second Lender pursuant to the New Collateral Security Documents, (ii) as expressly provided in the Grantor Trust Agreement, and (iii) Sears and ST's release and termination right pursuant to Section 25.08(a).

         12.02 Transfer of Combined Tower Property
               -----------------------------------

         ST will transfer to the Grantor Trust all of ST's right, title and interest as Tower Owner in and to the Tower Property and all related rights and interests of Tower Owner relating to the Tower Property (other than the legal title to the Tower Property, which shall continue to be held by Land Trustee), including, without limitation, to the beneficial interest and power of direction under the Land Trust and the interest of Tower Owner in the CDSR and other accounts relating to the Tower Property (such right, title and interest in the Tower Property and related rights and interests to be transferred to the Grantor Trust are herein collectively referred to as the "Combined Tower Property" and are more fully described in Exhibit M-1 attached hereto); provided, however, that the parties acknowledge and agree that the property (herein the "Excluded Property") listed in Exhibit M-2 attached hereto does not constitute part of the Combined Tower Property. The transfer of the Combined Tower Property to the Grantor Trust will be made subject to the Amended Transaction Documents but prior to the execution and delivery of the Master Lease.

         12.03 Power of Substitution
               ---------------------

         Pursuant to the terms of the Grantor Trust Agreement, ST, as Grantor, has the right to substitute property for the Combined Tower Property as the corpus of the Grantor Trust. In the event of any such substitution of trust corpus: (i) the Combined Tower Property shall remain subject to the Amended Transaction Documents and the Master Lease; and (ii) ST shall assume and become liable for all obligations of Tower Owner arising from and after such substitution. Except as provided in Section 19.03 hereof, ST covenants and agrees not to release such power of substitution under the Grantor Trust Agreement without the prior written consent of First Lender, Second Lender and Option Holder, which consent each such party may grant or withhold in its absolute discretion.

         12.04 Distribution Upon Termination
               -----------------------------

         The scheduled termination date of the Grantor Trust Agreement is January 1, 2003. Upon any termination of the Grantor Trust, if ST has not prior thereto withdrawn the Combined Tower Property from the Grantor Trust and substituted other property as the trust corpus, the Combined Tower Property will be distributed (i) to PTLP or as directed by PTLP as residual beneficiary if a Transfer Event has not previously occurred, or (ii) to MetLife or as directed by MetLife as successor residual beneficiary if a Transfer Event has previously occurred. Any distribution of the Combined Tower Property to PTLP as residual beneficiary will be subject to the Amended First Loan Documents, Amended Second Loan Documents, the AEW Master Lease and the Sears Lender Documents (provided neither a Sears/ST Release Event nor a Sears/ST General Default has occurred); and there shall be no merger of PTLP's interests as Second Lender under the Amended Second Loan Documents or as AEW New Lender under the AEW New Loan Documents with the ownership interests in the Combined Tower Property. Any distribution of the Combined Tower Property to MetLife as successor residual beneficiary shall be made subject to the Amended First Loan Documents, which shall remain in full force and effect; and unless otherwise expressly directed by First Lender in its absolute discretion, there shall be no merger of First Lender's interest as lender under the Amended First Loan Documents with the ownership interests in the Combined Tower Property.

         12.05 Indemnification from Tower Property
               -----------------------------------

         Pursuant to the terms of the Grantor Trust Agreement, the Grantor Trustee shall be indemnified by the Grantor Trust for all fees, damages, claims, liabilities and expenses (including reasonable attorneys' fees) incurred by the Grantor Trustee in connection with the performance of its duties ("Grantor Trustee Expenses"). Any indemnification payments to the Trustee with respect to Grantor Trustee Expenses shall be treated as a Tower Expense and shall be paid prior to any other expenses, including but not limited to any payments under the Distribution Priorities.

         12.06 Sears Reimbursement for Certain Grantor Trustee Expenses
               --------------------------------------------------------

         Sears covenants and agrees, on a recourse basis, for the benefit of First Lender, Second Lender, Option Holder and the Grantor Trustee, that if and to the extent that the Grantor Trust includes Grantor Trustee Expenses in excess of $500,000 (on an aggregate cumulative basis) which arise from or relate to (i) fees of the Grantor Trustee, (ii) costs or expenses incurred by the Grantor Trustee in connection with the construction, interpretation or enforcement of the Grantor Trust Agreement, or (iii) other legal or accounting costs or expenses incurred by the Grantor Trustee in the performance of its duties (but excluding any Grantor Trustee Expenses arising from the ownership, operation, leasing or management of the Tower Property which would be incurred by Tower Owner in the absence of the Grantor Trust), Sears will make additional contributions to the Grantor Trust to the extent of such excess, and all such amounts shall be used solely to pay Grantor Trustee Expenses. Sears will not be required to pay or reimburse the Grantor Trustee for any other Grantor Trustee Expenses.

         12.07 Furnishing of Documents
               -----------------------

         AEW Master Lessee covenants and agrees that it shall deliver to First Lender copies of each notice, certificate and other document delivered by AEW Master Lessee to Grantor Trustee pursuant to Article IX of the Grantor Trust Agreement or relating to the termination of the AEW Master Lease, at the same time that AEW Master Lessee delivers such notice, certificate or other document to Grantor Trustee. Master Lessee further covenants and agrees that upon reasonable request from First Lender from time to time, AEW Master Lessee will deliver to First Lender copies of any other notices, certificates and documents delivered by AEW Master Lessee to Grantor Trustee.

                                   SECTION 13

                                  MASTER LEASE
                                  ------------

         13.01 AEW Master Lessee
               -----------------

         (a) Following the transfer of the Combined Tower Property to the Grantor Trust, Land Trustee and Grantor Trustee, collectively as lessor ("Master Lessor"), will master lease the Tower Property to Tower Leasing, Inc., a Massachusetts corporation ("TLI"), as lessee (the "AEW Master Lessee") pursuant to a Master Lease and Assignment Agreement in form approved by First Lender (the "AEW Master Lease"). The AEW Master Lease provides for a lease term ending July 2, 2005, subject to certain termination and extension rights of the AEW Master Lessee.

         (b) It is acknowledged and agreed that the Master Lessee has no duty or obligation to Sears, ST or the beneficiaries of the Grantor Trust other than to furnish information as provided in Section 23.

         (c) Notwithstanding anything contained in the AEW Master Lease to the contrary, (i) the parties hereto acknowledge and agree that the AEW Master Lease shall terminate immediately upon delivery of written notice by First Lender to Master Lessor and the AEW Master Lessee stating that an Accelerated Transfer Event has occurred, and (ii) First Lender shall have the right to terminate the AEW Master Lease upon the occurrence of a Transfer Event which is not an Accelerated Transfer Event, subject to the right of the AEW Master Lessee and PTLP to contest in any judicial proceeding whether a Transfer Event has occurred.

         (d) Notwithstanding anything contained in the AEW Master Lease to the contrary, the parties acknowledge and agree that AEW Master Lessee shall have the right to terminate the AEW Master Lease at any time if Second Lender, Option Holder and AEW New Lender shall release and transfer, without recourse, all of their right, title and interest in respect of the Tower Property and the Grantor Trustee and in, to and under the Amended Second Loan/Option Documents and the AEW New Loan Documents to the same extent as provided in Section 8.03 upon the occurrence of an Accelerated Transfer Event. Upon any such termination of the AEW Master Lease prior to the scheduled termination date of the MetLife Master Lease, the term of the MetLife Master Lease shall commence without further act of the parties.

         (e) The parties also acknowledge and agree that, unless otherwise terminated by the AEW Master Lessee, the AEW Master Lease shall remain in full force and effect following the payment of the First Loan Base Debt.

         13.02 MetLife Master Lease
               --------------------

         Concurrently with the execution of the AEW Master Lease, Master Lessor will also master lease the Tower Property to MetLife as lessee (MetLife, in its capacity as such lessee, or any assignee of MetLife in such capacity, is herein referred to as the "MetLife Master Lessee") pursuant to a Master Lease (the "MetLife Master Lease") in form approved by First Lender. The MetLife Master Lease provides for a term commencing, automatically and without further act, upon the termination of the AEW Master Lease at any time prior to January 1, 2003 (provided the First Loan Base Debt has not been satisfied in full) and terminating on January 1, 2003 (or upon the earlier termination of the Grantor Trust or the payment in full of the First Loan Base Debt). (The AEW Master Lease and the MetLife Master Lease, as to such time as the respective document is in effect, are each sometimes herein referred to as the "Master Lease"; and the term "Master Lessee" is used herein to refer to the AEW Master Lessee or the MetLife Master Lessee, as the case may be, under the applicable Master Lease.) Upon any termination of the AEW Master Lease, the AEW Master Lessee shall transfer and deliver to the MetLife Master Lessee (or as otherwise directed by MetLife) all documents, service agreements, records and accounts relating to the operation and management of the Tower Property then in the possession or control of PTLP or any other AEW Entity.

         13.03 No Assignment of AEW Master Lease
               ---------------------------------

         The AEW Master Lessee covenants and agrees not to cause or, to the extent within its control, permit: (i) any assignment, transfer, pledge or granting of security interest in the lessor's or the lessee's interest in the AEW Master Lease, except to First Lender as contemplated herein and as permitted under Section 19 hereof; (ii) any subletting by the AEW Master Lessee except to space tenants in the Tower Property in the ordinary course; or (iii) any sale, transfer or assignment by the AEW Master Lessee of any of its interests in any property, tangible or intangible, relating to the operation, leasing, management, development or redevelopment of the Tower Property other than in the ordinary course of the conduct of its business.

         13.04 Appointment of Receiver
               -----------------------

         In the event First Lender declares a Transfer Event (other than an Accelerated Event) to have occurred and Second Lender, Option Holder or the AEW Master Lessee contests the occurrence of such Transfer Event, First Lender shall have the right immediately, upon First Lender's application to a court of competent jurisdiction, to have a receiver, selected by First Lender, appointed for the operation and management of the Tower Property. The costs and expenses of such receiver shall constitute Tower Expenses for purposes of determining Cash Flow. The provisions of this Section 13.04 shall not be deemed to be a limitation on or in derogation of (i) First Lender's rights and remedies upon the occurrence of a Transfer Event provided by Section 8.03 or (ii) Second Lender's, Option Holder's, or AEW Master Lessee's right to contest in any judicial proceeding whether a Transfer Event (other than an Accelerated Transfer Event) has occurred.

         13.05 Restrictions on Actions of AEW Master Lessee
               --------------------------------------------

         Notwithstanding anything to the contrary contained in the AEW Master Lease or the Grantor Trust Agreement, the AEW Master Lessee covenants and agrees that it shall not take any action contrary to any covenant, agreement, term or provision of this Agreement or any of the other Amended Transaction Documents (whether such covenant, agreement, term or provision is made directly by the AEW Master Lessee or by AEW, Second Lender, Option Holder or any other AEW Entity).

         13.06 AEW Master Lessee Obligations
               -----------------------------

         With respect to the operation, management, and leasing of the Tower Property and with respect to the New Collateral Security Documents given by the AEW Master Lessee to First Lender, AEW covenants and agrees for the benefit of First Lender that it shall be directly and personally liable for, not as a surety but as a principal obligor, and shall indemnify, protect and hold harmless First Lender from and against any and all losses, damages, liabilities, costs and expenses (including, without limitation, reasonable attorneys' fees) arising out of any of the following acts or omissions by the AEW Master Lessee:
(i) any misrepresentation or breach of warranty by the AEW Master Lessee under this Agreement or any of the other Amended First Loan Documents; (ii) any fraud by the AEW Master Lessee in connection with the transactions contemplated by this Agreement or in the operation, management and leasing of the Tower Property; (iii) any failure by the AEW Master Lessee after the occurrence of a Transfer Event or any Event of Default under the Amended First Mortgage (other than an Event of Default arising solely from a Sears/ST Default, in the absence of a Transfer Event) to deliver to First Lender, after written notice from First Lender, any tenant security deposits or similar sums in the possession or control of AEW, the AEW Master Lessee or any other AEW Entity relating to the period after the occurrence of a Transfer Event or such Event of Default, in connection with the Tower Property or other collateral securing the First Loan;
(iv) any failure by the AEW Master Lessee to deliver to the First Lender, after written notice from First Lender, all rents and other receipts in respect of the Tower Property or other collateral securing the First Loan received by the AEW Master Lessee after the occurrence of a Transfer Event or an Event of Default under the Amended First Mortgage (other than an Event of Default arising solely from a Sears/ST Default, in the absence of a Transfer Event); (v) any misappropriation, or willful application contrary to the terms of the Amended First Loan

Documents, by the AEW Master Lessee, of Condemnation Proceeds or Insurance Proceeds (each as defined in the Amended First Mortgage) or similar funds relating to the Tower Property or other collateral securing the First Loan; and
(vi) any removal by the AEW Master Lessee from the Tower Property of any personal property that is part of the collateral securing the First Loan following the occurrence of a Transfer Event or an Event of Default under the Amended First Mortgage (other than an Event of Default arising solely from a Sears/ST Default, in the absence of a Transfer Event).

         13.07 Subordination to First Loan
         ---------------------------------

         The parties acknowledge and agree that the Master Lease is and shall remain subject and subordinate to the First Loan, the Amended First Loan Documents and the liens created thereby and that, without limitation on any other rights of First Lender, under any of the other Amended First Loan Documents (including, without limitation, the New Collateral Security Documents), upon any foreclosure of the lien of the Amended First Mortgage, First Lender shall have the right to terminate the Master Lease.

         13.08 Replacement Master Leases
               -------------------------

         The parties acknowledge that under certain circumstances, if the AEW Master Lease has terminated and the MetLife Master Lease has terminated, the Grantor Trustee may appoint a replacement master lessee pursuant to Section 7.1 of the Grantor Trust.

         13.09 Sears/ST Covenants Regarding Master Lease
               -----------------------------------------

         (a) ST shall cooperate with AEW Master Lessee and take such action as AEW Master Lessee may direct to allow AEW Master Lessee effectively to exercise its rights and authority under the AEW Master Lease and, without limitation, shall execute, acknowledge, and deliver from time to time, within five (5) days after request by AEW Master Lessee, (i) recognition, non-disturbance and other agreements that AEW Master Lessee deems appropriate to assure to tenants of the Tower Real Property (or contracting parties) that the provisions of their leases (and agreements) will continue throughout their entire term (including all extension and renewal options), notwithstanding any termination, modification, assignment, or surrender of the AEW Master Lease, and (ii) such instruments, certifications, and estoppels as AEW Master Lessee may from time to time request in furtherance of AEW Master Lessee's exercise of such powers, all without implying that any of such documents are necessary to the effectiveness of the powers granted to AEW Master Lessee.

         (b) ST agrees that it shall not either as grantor or income beneficiary under the Grantor Trust or (if ST exercises the power of substitution under the Grantor Trust Agreement) as Tower Owner, seek to terminate the AEW Master Lease, to declare a default by AEW Master Lessee, or to seek legal or equitable relief against AEW Master Lessee with respect to any matter covered by the AEW Master Lease, it being intended that the rights and authority granted to AEW Master Lessee under the AEW Master Lease shall be exclusive, unconditional, and unfettered and ST's sole remedy in the event of any default by AEW Master Lessee under the AEW Master Lease that would otherwise result in a Sears/ST Termination Event shall be the right, but not the obligation, to cure the default as set forth in Sections 9.01(a) and (b) of this Agreement.

         (c) Neither Sears, ST nor any other Sears Entity shall interfere in an intentional, material, active and direct manner with the exclusive right of the AEW Master Lease to operate, lease, manage, control, develop, redevelop, sell, finance and otherwise deal with the Tower Property and exercise its rights in accordance with the AEW Master Lease and the General Agreement.

                                   SECTION 14

                           NEW LOANS AND CONTRIBUTIONS
                           ---------------------------

         14.01 AEW New Loan
               ------------

         Pursuant to a Loan Agreement of even date herewith between PTLP as lender and ST as borrower (the "AEW New Loan Agreement"), PTLP has committed to loan to Tower Owner the sum of $15,000,000 (the "AEW New Loan"), such loan to be evidenced by a note (the "AEW New Loan Note") with a stated interest rate of 7.70% per annum. The AEW New Loan Note will be secured by a subordinate mortgage on the Tower Property (the "AEW New Loan Mortgage"). Pursuant to the AEW New Loan Agreement, PTLP is obligated on a recourse basis to advance the AEW New Loan in accordance with Section 14.05 hereof. AEW has delivered an unconditional recourse guaranty (The "AEW New Loan Advance Guaranty") guaranteeing the advance of funds pursuant to the AEW New Loan Agreement. Any unfunded portion of the AEW New Loan will be available for the application to principal and interest in respect of the First Loan upon the maturity (whether by acceleration or otherwise) of the First Loan. First Lender is an intended beneficiary of the AEW New Loan Agreement and the AEW New Loan Advance Guaranty, and the AEW New Loan Agreement and the AEW New Loan Advance Guaranty shall be enforceable by First Lender on its own behalf and/or on behalf of the Tower Owner. The obligation of PTLP to advance funds pursuant to the AEW New Loan is secured by a confession of judgment, included in the AEW New Loan Agreement, made by PTLP for the benefit of First Lender; and the guaranty obligation of AEW in respect of the advance of funds pursuant to the AEW New Loan Agreement is secured by a confession of judgment, included in the AEW New Loan Advance Guaranty, made by AEW for the benefit of First Lender.

         14.02 Sears New Loan and Contribution
               -------------------------------

         (a) Pursuant to a Loan Agreement of even date herewith between Sears as lender and ST as borrower (the "Sears New Loan Agreement"), Sears has committed to loan to Tower Owner the sum of $9,000,000 (the "Sears New Loan") to be evidenced by a note (the "Sears New Note") with a stated interest rate of 7.70% per annum. The Sears New Note, together with the Sears Redevelopment Cost Obligation, will be secured by a subordinate mortgage on the Tower Property (the "Sears New Loan/Redevelopment Mortgage"). Pursuant to a Contribution Agreement of even date herewith between Sears as contributor and ST as recipient (the "Sears Contribution Agreement"), Sears has committed to advance the sum of $36,000,000 (the "Sears Contribution") to Tower Owner. (the Sears New Loan and the Sears Contribution are sometimes herein collectively referred to as the "Sears New Loan/Contribution".) Pursuant to the Sears New Loan Agreement and the Sears Contribution Agreement, Sears is obligated on a recourse basis to advance the Sears New Loan and Sears Contribution (20% as Sears New Loan and 80% as Sears New Contribution) in accordance with Section 14.05 hereof. Any unfunded portion of the Sears New Loan and Sears Contribution will be available for application to principal and interest in respect of the First Loan upon the maturity (whether by acceleration or otherwise) of the First Loan. First Lender and PTLP are intended beneficiaries of the Sears New Loan Agreement and the Sears Contribution Agreement, and the Sears New Loan Agreement and the Sears Contribution Agreement shall each be enforceable by First Lender on its own behalf and/or on behalf of the Tower Owner and by PTLP on behalf of Tower Owner. The obligation of Sears to advance funds pursuant to the Sears New Loan and the Sears Contribution shall be secured by a confession of judgment, included in the Sears New Loan Agreement and in the Sears Contribution Agreement, made by Sears for the benefit of First Lender.

         (b) The parties acknowledge and agree that Sears may, but is not obligated to, advance additional funds pursuant to the Sears New Note, after the Sears New Loan/Contribution has been advanced in full and provided a Sears/ST Release Event has not occurred (i) in order to cure any Transfer Event in accordance with and subject to the provisions of Section 9.01(b), and (ii) at any time after a Transfer Event has occurred, in order to satisfy any obligation of Tower Owner under the Amended First Loan Documents. (Any such additional advances by Sears are referred to herein as "Additional Sears Advances.")

         (c) The parties acknowledge and agree that Tower Owner has assigned to the Master Lessee the sole and exclusive right to exercise the Tower Owner's rights in connection with the Sears New Loan, the Sears Contribution and all matters relating thereto including without limitation, all rights in connection with repayment and valuation under the Sears New Loan. Sears and ST covenant and agree with PTLP and the Master Lessee that ST shall not assert or attempt to exercise any such rights and that Sears shall deal only with the Master Lessee in connection with all matters relating to the Sears New Loan and the Sears Contribution. The foregoing shall not, however, limit or affect First Lender's rights in respect of the Sears New Loan/Contribution.

         14.03 Several Obligations
               -------------------

         The obligation of PTLP to advance funds pursuant to the AEW New Loan and the obligation of Sears to advance funds pursuant to the Sears New Loan and the Sears Contribution shall be proportional to such total respective obligations of PTLP and Sears (i.e. 25% by AEW and 75% by Sears). PTLP's obligations under the AEW New Loan Agreement and Sears obligations under the Sears New Loan Agreement and the Sears Contribution Agreement are independent of each other; PTLP and Sears shall each be obligated to satisfy its obligations under its respective agreement(s) notwithstanding a default by the other party under such other party's respective agreement(s).

         14.04 Restriction on Assignments
               --------------------------

         (a) PTLP shall not, without the prior written consent of First Lender (which First Lender may grant or withhold in its absolute discretion), assign, transfer, pledge or hypothecate all or any portion of its right, title or interest as lender under the AEW New Loan, and any such purported assignment, transfer, pledge or hypothecation without such consent of First Lender shall be null and void and of no force or effect. Sears shall not, without the prior written consent of First Lender (which First Lender may grant or withhold in its absolute discretion) and the prior written consent of PTLP (which PTLP may grant or withhold in its absolute discretion), assign, transfer, pledge or hypothecate all or any portion of its right, title or interest as lender under the Sears New Loan, and any such purported assignment, transfer, pledge or hypothecation without such consent of First Lender and PTLP shall be null and void and of no force or effect.

         (b) PTLP covenants and agrees that upon any transfer of the Second Loan and the Tower Option as permitted by and made in accordance with Section 19, PTLP shall, unless otherwise agreed by First Lender in its sole discretion, transfer and assign the AEW New Note and all of its right, title and interest as AEW New Lender to the transferee of the Second Loan and Tower Option. First Lender, Second Lender and Option Holder acknowledge and agree that, subject to
Section 19.04, it is their intent, unless otherwise agreed by First Lender in its sole discretion, that, until the satisfaction in full of the First Loan, the Tower Second Loan, the Tower Option and the AEW New Loan shall at all times be held by the same party.

         (c) Notwithstanding the foregoing provisions of this Section 14.04, to the extent that partial transfers of the Tower Second

Loan or interests therein are permitted under Section 19, proportional corresponding transfers of portions of the AEW New Loan or interests therein may be made to the same transferee.

         14.05 Funding and Deposit
               -------------------

         (a) PTLP shall advance funds pursuant to the AEW New Loan and Sears shall advance funds pursuant to the Sears New Loan/Contribution upon receipt of a written request for funds from the Master Lessee, specifying the amount of funds and the date of the proposed advance, given in accordance with New Loan Agreement (as to the AEW New Loan), the Sears New Loan Agreement (as to the Sears New Loan) and the Sears Contribution Agreement (as to the Sears Contribution). The parties acknowledge and agree that the Master Lessee is authorized to make such requests for advances of funds at such times as the Master Lessee, in its good faith judgment, expects such funds to be required during the succeeding ninety (90) days, in accordance with the Approved Annual Budget, for the operation, management, leasing, development and redevelopment of the Tower Property and for the payment of Minimum Interest (including Contingent Minimum Interest and Required Minimum Interest) under the Amended First Notes. It is anticipated that the Master Lessee will make such requests for advances, if needed, on a quarterly basis in conjunction with the quarterly review and adjustment of the Approved Annual Budget in accordance with Section 6.06. However, the Master Lessee shall have the right to make such request for the advance of funds ant any time that it considers necessary in accordance with this Section 14.05(a). In any event the Master Lessee shall make a request for the advance of funds at any time that funds are needed for the payment of Minimum Interest under the Amended First Notes.

         (b) Amounts advanced by AEW New Lender as the AEW New Loan and amounts advanced by Sears as the Sears New Loan/Contribution shall be advanced directly to and deposited in the New Loan/Contribution Reserve ("NLCR") to be established as of the date hereof pursuant to the New Loan/Contribution Reserve Account and Escrow Agreement (the "NLCR Agreement") among ST, First Lender, AEW Master Lessee and Harris Trust and Savings Bank, as Escrowee. The NLCR shall be pledged solely to First Lender as security for the First Loan; Second Lender, Option Holder, and Sears disclaim any security interest in or claim to the NLCR.

         14.06 Payment of First Loan
               ---------------------

         If the First Loan is paid in full, including First Loan Base Debt, Further Interest, Participating Interest and Additional Participating Interest, at the option of Master Lessee the AEW New Loan Mortgage and the Sears New Loan/Redevelopment Mortgage shall be terminated and released, provided that a lien in all Ownership Interests in the beneficial owner of the Tower Property (but not in the Tower Property or in the Land Trust) and all interests of Tower

Owner in Cash Flow, subordinate to the lien of any first mortgage lender, shall be granted to Sears and the AEW New Lender pursuant to a written instrument reasonably satisfactory to Sears and the AEW New Lender. In connection therewith, Sears and the AEW New Lender may require reasonable assurances, including but not limited to representations, warranties and/or an opinion of counsel, as to the validity and efficacy of such pledge.

                                   SECTION 15

                            SEARS REDEVELOPMENT COSTS
                            -------------------------

         15.01 Sears Redevelopment Cost Obligation
               -----------------------------------

         (a) ST will execute and deliver to Sears a certain Sears Redevelopment Loan Note dated as of the date hereof (herein referred to as the "Sears Redevelopment Cost Obligation") providing for the payment to Sears of an amount equal to the unamortized amount of costs incurred by Sears before the date hereof for certain capital improvements to the Tower Property. The principal amount of the Sears Redevelopment Cost Obligation as of the date hereof is $69,790,779. The principal amount of the Sears Redevelopment Cost Obligation amortizes over a term ending July 1, 2005 in accordance with an amortization schedule attached thereto.

         (b) the Sears Redevelopment Cost Obligation is payable solely from Cash Flow in accordance with the Distribution Priorities and is subordinated to the First Loan as provided in Section 10.08.

                                   SECTION 16

                            TOWER ACCOUNT AGREEMENTS
                            ------------------------

         16.01 Amended CDSR Agreement
               ----------------------

         (a) Sears, ST, First Lender, Second Lender, AEW Master Lessee and Harris Trust and Savings Bank, as Escrowee, will enter into the Amended and Restated Capital and Debt Service Reserve Account and Escrow Agreement dated as of the date hereof (herein the "Amended CDSR Agreement"), pursuant to which the Capital and Debt Service Reserve Account ("CSDR") shall be maintained. The Amended CDSR Agreement amends and restates in its entirety the Capital and Debt Service Reserve Account and Escrow Agreement (with Addendum) dated as of July 2, 1990.

         (b) As provided in the Amended CDSR Agreement, the obligation of Sears to fund the CDSR has been satisfied except for the continuing obligation of Sears to make deposits for "Excess Real Estate Taxes" (as defined therein) in accordance with the terms thereof. Sears covenants and agrees, on a recourse basis, to make such deposits in accordance with the terms of the Amended CDSR Agreement.

         (c) In connection with the termination of the CRA pursuant to Section
16.03 hereof, all funds on deposit in the CRA will be transferred to the CDSR and applied in accordance with the Amended CDSR Agreement.

         (d) Pursuant to the Assignment and Assumption, ST will assign to Grantor Trustee, and Grantor Trustee will assume, all of ST's right, title and interest in and obligations as Tower Owner under the CDSR and the Amended CDSR Agreement.

         16.02 NLCR Agreement
               --------------

         (a) As described in Section 14.05(b), the NLCR will be established pursuant to the NLCR Agreement.

         (b) Pursuant to the Assignment and Assumption, ST will assign to Grantor Trustee, and Grantor Trustee will assume, all of ST's right, title and interest in and obligations as Tower Owner under the NLCR the NLCR Agreement.

         16.03 CRA Agreement
               -------------

         The Capital Replacements Account Escrow and Security Agreement (with Addendum) dated as of July 2, 1990 (the "CRA Agreement"), by and among Sears, First Lender, AEW and Harris Trust and Savings Bank, as Escrowee, will be terminated as of the date hereof and all amounts on deposit in the Capital Replacements Account ("CRA") thereunder will be transferred as of the date hereof to the CDSR. No party shall have any further liability under or on account of the CRA Agreement.

         16.04 Investment Account Escrow and Security Agreement
               ------------------------------------------------

         The Investment Account Escrow and Security Agreement (with Addendum) dated as of July 2, 1990 by and among Sears, First Lender, AEW and Harris Trust and Savings Bank, as Escrowee, will be terminated as of the date hereof and no party shall have any further liability under or on account of said agreement. No funds are on deposit in the account maintained pursuant to said agreement.

         16.05 Capital Improvements Obligation Agreement
               -----------------------------------------

         The Capital Improvements Obligation Agreement dated as of July 2, 1990 by and between Sears and First Lender will be terminated as of the date hereof, and neither party shall have any further liability under or on account of said agreement. No account or deposit of funds was maintained pursuant to the Capital Improvements Obligation Agreement.

                                   SECTION 17

                          TOWER LEASING AND OPERATIONS
                          ----------------------------

         17.01 Assignment and Assumptions
               --------------------------

         (a) Pursuant to an Assignment and Assumption with Indemnity dated as of the date hereof, ST will assign to the Grantor Trustee and the Grantor Trustee will assume in accordance with the terms of said instrument various assets and liabilities, including but not limited to (i) ST's interest, as Tower Owner, under the First Loan, Tower Second Loan, Tower Option, AEW New Loan and Sears New Loan/Contribution, (ii) ST's interest in leases, contracts and other rights relating to the Tower Property, the Tower Personal Property, and the power of direction under the Land Trust, and (iii) certain existing disclosed liabilities; and pursuant thereto Grantor Trustee will provide ST with an indemnity relating to such assignment and assumption.

         (b) ST and Grantor Trustee will also execute and deliver an Assignment and Assumption of Leases and Security Deposits dated as of the date hereof, pursuant to which ST will assign to Grantor Trustee and Grantor Trustee will assume, in accordance with the terms of said instrument, all leases and security deposits relating to the Tower Property.

         17.02 Leasing Guidelines and Leasing Plan
               -----------------------------------

         In accordance with the Amended First Mortgage, attached hereto as Exhibit N-1 is a copy of the Leasing Guidelines (Continuing Guidelines and Annual Guidelines to be in effect through December 31, 1995); and attached hereto as Exhibit N-2 is a copy of the Leasing Plan to be in effect through December 31, 1995.

         17.03 Tower Management Agreement
               --------------------------

         AEW Master Lessee will enter into a Management Agreement dated the date hereof (the "Tower Management Agreement") with The John Buck Management Group, L.P. ("Tower Manager") relating to the leasing, operation and management of the Tower Property. Tower Manager will execute and deliver to First Lender a Manager's Agreement, Subordination and Consent to Assignment dated the date hereof, pursuant to which Tower Manager agrees to continue to perform its services under the Tower Management Agreement for the benefit of First Lender or its assignee following an Event of Default under the Amended First Mortgage.

         17.04 Ernst & Young Lease
               -------------------

         ST and Ernst & Young U.S. ("EY") entered into a Lease dated as of September 25, 1991, as amended ("EY Lease"), pursuant to the terms of which EY agreed to lease from ST approximately 352,000 rentable square feet of space in the Tower Real Property, together with certain personal property (which constitutes part of the Tower Personal Property). As part of ST's inducement to EY to enter into the EY Lease (and as more particularly described in section 29 of the EY Lease), (i) ST executed an assignment and assumption agreement (the "IBM Space Assumption Agreement") whereby ST assumed all of EY's obligations under EY's lease of space (the "IBM Lease") at 330 North Wabash Avenue, Chicago, Illinois (commonly known as One IBM Plaza), and (ii) Sears executed a separate agreement (the "IBM Sears Separate Agreement") whereby Sears guaranteed to the landlord under IBM Lease (the "IBM Landlord") the performance by ST of ST's obligations under the IBM Space Assumption Agreement. The Tower Owner hereby assumes all of ST's obligations under the IBM Space Assumption Agreement, and shall indemnify and hold harmless ST and Sears from and against any and all losses, costs, damages and expenses incurred by ST under the IBM Space Assumption Agreement or by Sears under the IBM Sears Separate Agreement (collectively, the "IBM Indemnity Obligations"). Payments on the IBM Indemnity Obligations shall constitute a Tower Expense under
Section 7.04(e)(v). If for any reason Tower Owner fails to perform its IBM Indemnity Obligations, then from and after the date of such failure Sears and ST shall have the right (a) unless and until such failure is cured, to seek enforcement of the IBM Indemnity Obligations and (b) to collect from sublessees of the space described in the IBM Lease all rents and other amounts due from such sublessees under the terms of their respective subleases and to otherwise act as the sublandlord thereunder and in connection with all other space subject to the IBM Lease (including, without limitation, the right to market such space); provided that in no event shall Sears be entitled to collect rents and other amounts in excess of the payments that Sears makes on account of Tower Owner's failure to pay the IBM Indemnity Obligations.

         17.05 Levy Obligations
               ----------------

         ST and Levy Tower Limited Partnership ("LTLP") entered into an Agreement dated as of August 1, 1990 (the "Levy Agreement"), whereby ST and LTLP agreed to terminate a Lease dated May 21, 1984, as amended (the "Levy Lease") with respect to certain restaurant and dining facilities leased by LTLP from ST and more particularly described in the Levy Lease. Concurrently with the execution and delivery of the Levy Agreement (i) LTLP executed and delivered a Note dated August 1, 1990 in the principal amount of $675,967.03 (the "Levy Note"), which Levy Note evidences the obligation of LTLP to pay to ST, among other things, past due rental obligations owed by LTLP under the Levy Lease and
(ii) ST and LTLP entered into a Management Agreement dated as of August 1, 1990 (the "Levy Facilities Management Agreement"), pursuant to the terms of which LTLP agreed to manage and operate the restaurant and dining facilities more particularly described in the Levy Facilities Management Agreement (collectively, the "Levy Facilities"). By agreement dated February 3, 1993 ST, MetLife and AEW agreed that the losses incurred by the Tower Owner from the Levy Facilities subsequent to January 1, 1992 would not be included as a Tower Expense, but rather such losses would be charged to a suspense account. The agreement further provided that Tower Owner was to be reimbursed for such losses together with 8% interest thereon.

         The parties to this Agreement acknowledge and agree that the Levy Note shall constitute Excluded Property (and amounts due under the Levy Note shall no longer be offset against management fees payable to LTLP under the Levy Facilities Management Agreement or any subsequent agreement). Furthermore, ST shall be entitled to reimbursement of its losses to date (in the aggregate amount of $1,998,300) as follows: Each annual Cash Flow and Distribution Statement shall indicate the amount of profit or loss incurred by the Tower Owner with respect to the Levy Facilities or any replacement facilities operated by LTLP (the "Levy Restaurants") during the preceding year. In the event that a net profit is realized by the Levy Restaurants during any calendar year beginning with 1995, ST shall be entitled to receive from Tower Owner, as a Tower Expense, the ST Levy Payment. The ST Levy Payment shall be equal to the amount of such annual net profit as set forth on the Cash Flow and Distribution Statement multiplied by a fraction the numerator of which is the ST Restaurant Losses and the denominator of which is the Total Restaurant Losses, provided, that (a) the total cumulative payment to ST hereunder cannot exceed the ST Restaurant Losses, together with interest thereon at 8%, and (b) no payment shall be due with respect to profits realized in any year after 2004. For purposes of this provision, (i) the ST Restaurant Losses means $1,998,300 (representing the aggregate unpaid losses from January 1, 1992 to the date hereof) and (ii) Total Restaurant Losses means the total cumulative annual net losses incurred in the operation of the Levy Restaurants during the period commencing January 1, 1992 and ending on the earlier of the date of such calculation or December 31, 2004. Each ST Levy Payment shall be paid by Tower Owner to ST within forty-five (45) days after delivery of the annual Cash Flow and Distribution Statement to Tower Owner.

         The Letter Agreement dated as of February 3, 1993, with respect to the repayment to Sears of losses from the Levy Restaurants is hereby terminated, and the agreement of the parties pursuant to the preceding grammatical paragraph is herein referred to as the "Levy Reimbursement Agreement."

                                   SECTION 18

                             SEARS LICENSE AGREEMENT
                             -----------------------

         Pursuant to the License Agreement of even date herewith between Sears, as Licensor, and AEW Master Lessee as Licensee (the "Sears License Agreement"), Sears has granted AEW Master Lessee a license to use the registered service mark "Sears Tower" on the terms and conditions set forth therein. The Sears License Agreement acknowledges the rights of the MetLife Master Lessee as the possible successor Master Lessee. In addition, the AEW Master Lessee's interest under the Sears License Agreement has been collaterally assigned to First Lender pursuant to the New Collateral Security Documents.

                                   SECTION 19

                            RESTRICTIONS ON TRANSFERS
                            -------------------------

         19.01 Restrictions on Sears Transfers
               -------------------------------

         Sears covenants and agrees that it will not cause, except as provided in Section 9 hereof, suffer or permit any of the following, without in each case the prior written consent of First Lender and Second Lender, which consent shall be in the respective absolute discretion of First Lender and Second Lender to grant or withhold:

         (a) ST Stock: any sale, transfer, assignment or pledge by Sears of all or any part of its Ownership Interests in ST, other than (i) the collateral pledges of the common stock and the series A preferred stock to First Lender and Second Lender pursuant to the New Collateral Security Documents, (ii) the transfer of the common stock and the series A preferred stock to Second Lender in accordance with Section 9.04 in the event of a Tower Bankruptcy Proceeding, and (iii) Sears termination and release right pursuant to Section 25.08(a).

         (b) Sears Lender Interests: any sale, transfer, assignment or pledge by Sears of all or any part of (i) its interest as lender under the Sears New Loan or the Sears Redevelopment Cost Obligation or (ii) its interest in the Sears Cash Flow Interests, except as otherwise provided in Section 19.03.

         19.02 Restrictions on ST Transfers
               ----------------------------

         ST covenants and agrees that it will not cause, suffer or permit any of the following, without in each case the prior written consent of First Lender and Second Lender, which consent shall be in the respective absolute discretion of First Lender and Second Lender to grant or withhold:

         (a) Tower Property and Land Trust: any sale, transfer, assignment or pledge by ST of all or any part of the legal title to the Tower Property or the beneficial interest under the Land Trust other than (i) the collateral assignments of such beneficial interest to First Lender and Second Lender pursuant to the New Collateral Security Documents, (ii) the transfer of legal or beneficial ownership of the Tower Property to Option Holder or its Permitted Designee pursuant to the exercise of the Tower Option, (iii) ST's exercise of its rights pursuant to the Grantor Trust Agreement to substitute the trust corpus of the Grantor Trust and pursuant thereto to withdraw the Combined Tower Property from the Grantor Trust, or (iv) Sears termination and release right pursuant to Section 25.08(a).

         (b) Grantor Trust: any sale, transfer, assignment or pledge by ST of all or any part of its interest as grantor or income beneficiary under the Grantor Trust other than the collateral assignments of the grantor's and income beneficiary's interests to First Lender and Second Lender pursuant to the New Collateral Security Documents; or any voluntary termination of the Grantor Trust prior to January 1, 2003 except as otherwise provided in Section 19.03.

         (c) The provisions of this Section 19.02 shall not be a limitation upon
(i) First Lender's exercise of its rights and remedies pursuant to Section 9 hereof in the event of a Sears/ST Release Event or under the other Amended First Loan Documents upon an Event of Default or (ii) Second Lender's, AEW New Lender's or Option Holder's exercise of their respective rights and remedies pursuant to Section 9 hereof in the event of a Sears/ST Release Event or a Sears/ST General Default or under the other Amended Second Loan/Option Documents (including the AEW New Loan Documents) upon a Sears/ST General Default or an "Event of Default" thereunder.

         19.03 Permitted Sears/ST Transfers
               ----------------------------

         (a) Sears shall have the right at any time, upon prior written notice to First Lender, to sell, transfer and assign all, but not less than all, of the Sears Cash Flow Interests to Second Lender subject to and in accordance with the following:

         (i) Pursuant to any such sale, transfer or assignment, Second Lender shall receive only the Sears Cash Flow Interests and shall not receive or exercise any rights of Sears or ST under this Agreement or any of the other Amended Transaction Documents.

         (ii) The Sears New Loan/Redevelopment Mortgage and any other collateral security documents securing the Sears New Loan and/or the Sears Redevelopment Cost Obligation shall be released and terminated.

         (iii) Upon the occurrence of any Sears/ST Termination Event or any other event or circumstances which pursuant to the terms hereof (in the absence of a sale, transfer or assignment of the Sears Cash Flow Interests) would result in the Sears Cash Flow Interests being reallocated 50% to

              First Lender and 50% to Second Lender, the Sears Cash Flow Interests (having been sold, transferred and assigned to Second Lender) shall nevertheless be reallocated 50% to First Lender.

         (b) At any time from and after January 1, 2002, ST shall have the right, as provided in Section 7.1(f) of the Grantor Trust Agreement, by agreement with PTLP, to terminate the Grantor Trust and to cause a distribution of the corpus of the Grantor Trust (including the beneficial interest under the Land Trust) to PTLP or a Permitted Designee as the residual beneficiary thereunder.

         19.04 Identity of Second Lender, Option Holder and AEW New Lender
               -----------------------------------------------------------

         It is acknowledged and agreed that as of the date hereof, PTLP is Second Lender, Option Holder and AEW New Lender. Second Lender, Option Holder and AEW New Lender covenant and agree that, subject to the provisions of Sections 19.10 and 19.12, at all times until payment in full of the First Loan (including, without limitation, all Further Interest, Participating Interest and any Additional Participating Interest) the Tower Second Loan, the Tower Option and the AEW New Loan shall be held by the same entity; provided, however, that in connection with the acquisition of the Tower Property, whether pursuant to the exercise of the Tower Option, a transfer pursuant to Section 9, a distribution from the Grantor Trust, a foreclosure or the exercise of other rights and remedies pursuant to the Amended Second Loan/Option Documents, the Option Holder may, immediately prior to the closing of such acquisition, assign all of its rights, title and interest under the Tower Option and Option Agreement to a Permitted Designee which shall acquire the Tower Property pursuant to the Tower Option.

         19.05 Restrictions on PTLP Transfers
               ------------------------------

         PTLP covenants and agrees that, except as otherwise provided in Sections 19.07 through 19.10, until payment in full of the First Loan (including, without limitation, all Further Interest, Participating Interest and any Additional Participating Interest) PTLP will not cause, suffer or permit any of the following, without in each case the prior written consent of First Lender, which consent shall be in the absolute discretion of First Lender to grant or withhold:

         (a) ST Stock: any sale, transfer, assignment or pledge by PTLP of all or any part of its Ownership Interests in ST (including, without limitation, the common stock and series A preferred stock which may be transferred to PTLP), other than (i) the collateral pledge of the series C preferred stock to First Lender pursuant to the New Collateral Security Documents and (ii) the transfer of the Sears/ST Stock Holdings to First Lender pursuant to Section 9.04(a) in the event of a Tower Bankruptcy Proceeding.

         (b) Tower Property and Land Trust: any sale, transfer, assignment or pledge by PTLP of all or any part of the legal title to the Tower Property or the beneficial interest under the Land Trust.

         (c) Grantor Trust: any sale, transfer, assignment or pledge by PTLP or all or any party of its interest under the Grantor Trust (including, without limitation, any interest as residual beneficiary and any interest as grantor and income beneficiary which may be transferred to PTLP by ST or to which PTLP may succeed by operation of the Grantor Trust), other than the collateral assignment of PTLP's interest as residual beneficiary to First Lender pursuant to the New Collateral Security Documents; or any voluntary termination by PTLP of the Grantor Trust prior to January 1, 2003 except (i) as otherwise provided in
Section 19.03 or (ii) pursuant to the exercise of PTLP's remedies under the Amended Second Loan/Option documents in connection with a termination of the Sears/ST Lender Interests and the Sears/ST Ownership Interests.

         (d) Master Lease: any sale, transfer, assignment or pledge of all or any portion of the lessor's interest under the AEW Master Lease.

         (e) Partnership Interests: any sale, transfer, assignment or pledge of any of the Ownership Interests in PTLP or in the general partner of PTLP.

         (f) Tower Second Loan, Tower Option and AEW New Loan: any sale, transfer, assignment or pledge by PTLP of all or any portion of (i) interest in respect of the Tower Second Loan and as Second Lender under the Amended Second Loan Documents, (ii) its interest in respect of the Tower Option and as Option Holder under the Amended Option Documents, or (iii) its interest in respect of the AEW New Loan and as AEW New Lender under the AEW New Loan Documents.

         19.06 Restrictions on AEW Master Lease Transfers
               ------------------------------------------

         AEW Master Lessee covenants and agrees that, except as otherwise provided in Section 19.07, until payment in full of the First Loan (including, without limitation, all Further Interest, Participating Interest and Additional Participating Interest), AEW Master Lessee will not cause, suffer or permit any of the following, without in each case the prior written consent of First Lender, which consent shall be in First Lender's absolute discretion to grant or withhold:

         (a) AEW Master Lease: any sale, transfer, assignment or pledge of all or any portion of the lessee's interest under the AEW Master Lease.

         (b) Ownership Interests in AEW Master Lessee: any sale, transfer, assignment or pledge of all or any portion of the Ownership Interests in the AEW Master Lessee.

         19.07 Permitted PTLP Transfers of Tower Second Loan, Tower Option and AEW New Loan
               ---------------------------------------------------------------

         (a) If PTLP has not become Tower Owner, PTLP shall have the rights at any time to sell, assign and transfer all, but not less than all, of (i) its right, title and interest in, to and under the Tower Second Loan, the Tower Option and the AEW New Loan or (ii) all, but not less than all, of the Ownership Interests in PTLP to a single entity which is a Qualified Transferee, subject to and in accordance with the provisions of this Section 19.07 and Section 19.11.

         (b) If the Grantor Trust has not previously terminated then, simultaneously with such transfer of its interest in the Tower Second Loan, Tower Option and AEW New Loan, PTLP shall also sell, assign and transfer to the same transferee all of the PTLP's right, title and interest as beneficiary under the Grantor Trust.

         (c) In connection with any sale pursuant to Section 19.07(a), (i) the AEW Master Lessee shall sell, assign and transfer all, but not less than all, of its right, title and interest in, to and under the AEW Master Lease to the Qualified Transferee; or (ii) all, but not less than all, of the Ownership Interests in the AEW Master Lessee shall be transferred to such Qualified Transferee.

         19.08 Permitted Transfers of Tower Property
               -------------------------------------

         (a) If PTLP (or its Permitted Designee) has become Tower Owner, Tower Owner shall have the right to sell, assign and transfer all, but not less than all, of (i) its right, title and interest in and to the Tower Property and/or the beneficial interest under the Land Trust or (ii) the Ownership Interests in PTLP (or its Permitted Designee) to a single entity which is a Qualified Transferee, subject to and in accordance with the provisions of this Section
19.08 and Section 19.11.

         (b) If the Tower Second Loan and/or the AEW New Loan is outstanding at the time of the transfer made pursuant to Section 19.08(a), then, simultaneously with such transfer of the Tower Owner's interest in the Tower Property or the Ownership Interests in PTLP (or its Permitted Designee), PTLP shall also sell, assign and transfer to the same transferee all of its right, title and interest in and to the Tower Second Loan and the AEW New Loan (or 100% of the Ownership Interests in the entity that owns the same), subject to and in accordance with the provisions of this Section 19.08 and
Section 19.11.

         (c) In connection with any transfer pursuant to Section 19.08(a), if the AEW Master Lease has not previously terminated, PTLP shall either (i) cause it to be terminated simultaneously with such transfer, (ii) transfer it to the Qualified Transferee or (iii) cause all of the Ownership Interests in the AEW Master Lessee to be transferred to such Qualified Transferee.

         19.09 Permitted Transfers of Ownership Interests in PTLP
               --------------------------------------------------

         (a) AEW and PTLP (or its Permitted Designee) may allow, in the aggregate, up to forty percent (40%) of the Ownership Interests in PTLP (or its Permitted Designee) to be sold, assigned and transferred from time to time to one or more Qualified Transferees subject to and in accordance with the provisions of this Section 19.09 and Section 19.11; provided that in all events:
(i) AEW shall continue to own not less than sixty percent (60%) of the Ownership Interests in PTLP; (ii) Partners Tower Corporation shall continue to be the sole general partner of PTLP, or, if there is more than one general partner, Partners Tower Corporation shall be the sole managing general partner; and (iii) AEW shall continue to own not less than sixty percent (60%) of the Ownership Interests in Partners Tower Corporation.

         19.10 Permitted Transfers of Tower Second Loan After Payment of First Loan Base Debt
               ---------------------------------------------------------------

         (a) At any time after payment of the First Loan Base Debt, subject to the provisions of this Section 19.10 and Section 19.11, PTLP shall have the right, from time to time, to (i) transfer the Tower Second Loan and Tower Option, in whole or in part, or any right, title and interest evidenced or created by the Amended Second Loan/Option Documents, in whole or in part, to a Qualified Transferee, a Sears Entity or an AEW Entity and, subject to the provisions of this Agreement, to divide into components of varying priorities the Tower Second Loan; (ii) transfer a portion of such right, title and interest in the Tower Second Loan and Tower Option to any Institutional Investor (other than a Non-Qualified Investor/Advisor), a Sears Entity or an AEW Entity provided that (1) Second Lender or an AEW Entity is the managing general partner of the entity to which the Tower Second Loan and Tower Option are transferred or Second Lender or an AEW Entity otherwise manages or acts as lead lender with respect to the Tower Second Loan and Tower Option, (2) Second Lender retains an interest (directly or indirectly) in the Tower Second Loan and Tower Option worth, in the aggregate, at least Twenty-Five Million Dollars ($25,000,000), and (iii) transfer a portion of any such interests in the Tower Second Loan or Tower Option to such parties and on such other terms as are reasonably acceptable to First Lender.

         (b) If, in accordance with the foregoing, the Tower Second Loan and Tower Option have been divided into components so that more than one lender or option holder holds the interests of PTLP under the Tower Second Loan and Tower Option, one of such parties shall be designated to act as "Second Lender" and "Option Holder" herewith pursuant to a written notice to First Lender given by the party or parties authorized to make such designation (together with evidence of such authority, reasonably satisfactory to First Lender). In no event shall First Lender be required to obtain consents from or accept performance by more than one party acting on behalf of all of such parties at that time; provided that First Lender agrees to send notices sent or required to be sent by First Lender to Second Lender pursuant to this Agreement to up to three (3) of such parties.

         19.11 Conditions to Permitted PTLP Transfers
               --------------------------------------

         (a) Any transfer of the Tower Second Loan, Tower Option and AEW New Loan pursuant to Section 19.07, any transfer of Tower Owner's interest in the Tower Property or in the beneficial interest under the Land Trust pursuant to
Section 19.08, and any transfer of Ownership Interests in PTLP pursuant to
Section 19.09, and any transfer of interests in the Tower Second Loan pursuant to Section 19.10 shall be conditioned upon and subject to satisfaction of the following requirements:

         (i) Not less than twenty (20) Business Days prior to the effective date of the proposed transfer, PTLP shall deliver to First Lender
              (A) written notice of such proposed transfer together with a general description of the proposed transfer, true and complete copies of any proposed documentation relating to the proposed transfer, and such information and materials reasonably requested by First Lender to establish that the proposed transfer is permitted hereby or, if not permitted, to evaluate the granting of its consent, and (B) such evidence as First Lender may reasonably request, which may include representations, warranties and/or an opinion of counsel, that neither the proposed transfer nor the transferee's interest in the Tower Second Loan, Tower Option or AEW New Loan is prohibited under ERISA.

         (ii) The transfer shall satisfy the requirements of Section 24.

         (iii) PTLP shall pay all reasonable costs and expenses (including, without limitation, legal fees and costs) incurred by First Lender in connection with any proposed transfer, whether or not consummated.

         (iv) the transferee executed such additional assurances as may be reasonably requested by First Lender in order to assure continuing compliance by the transferee with the purposes and intent of this Agreement with the same effect as existed with PTLP as the Second Lender, Option Holder and AEW New Lender.

         (v) Second Lender and/or Tower Owner shall promptly furnish First Lender with true and complete copies of all documents executed in connection with any such transfer promptly after their execution and delivery.

         (b) With respect to any transfer of the Tower Second Loan, Tower Option and AEW New Loan pursuant to Section 19.07, the transferee shall assume and hold the Tower Second Loan, Tower Option and AEW New Loan subject to the rights and obligations of the transferor thereof under the terms of this Agreement and shall assume the obligations of PTLP (recourse and non-recourse, as the case may be) hereunder pursuant to a written instrument reasonably satisfactory to First Lender.

         (c) With respect to any transfer of the Tower Owner's interest in the Tower Property or in the beneficial interest under the Land Trust pursuant to
Section 19.08, the transferee shall hold the Tower Property subject to the rights and obligations of the transferor thereof under the terms of this Agreement and the Amended First Loan Document and shall assume the obligations of Tower Owner hereunder and under the Amended First Loan Documents.

         (d) Notwithstanding any transfer of all or any part of the Tower Second Loan or interests therein or any division of the Tower Second Loan into varying components, (i) First Lender's right to receive payments of principal and Stated Interest (unless the First Loan Base Debt has been paid in full) and Further Interest, Participating Interest and Additional Participating Interest under the terms of the Amended First Notes and pursuant to the Distribution Priorities shall continue and remain in full force, and First Lender's right to the Final Participation Determination shall continue and remain in full force and effect as provided in Section 7.02, and (ii) Sears rights under the Sears New Loan and the Sears Redevelopment Cost Obligation and the AEW New Lender's rights under the AEW New Loan shall continue and remain in full force and effect.

         19.12 Restrictions Binding on PTLP Successors: Release of Restrictions
               ----------------------------------------------------------------

         (a) The restrictions on transfer described in Sections 19.04, 19.05 and
19.06 and the provisions permitting transfers pursuant to Sections 19.07 through
19.11 shall be binding upon and inure to the benefit of the permitted successors and assigns of PTLP in respect of the Tower Second Loan, the Tower Option and the AEW New Loan, and upon the successors and assigns of PTLP in respect of its interests in the Tower Property, the Land Trust and the Grantor Trust. The restrictions on transfer described in Section 19.06 shall be binding upon the successors and assigns of the AEW Master Lessee.

         (b) Notwithstanding anything to the contrary contained in this Section 19, but, subject to Section 24, the restrictions on transfer described in Sections 19.04, 19.05 and 19.06 shall be released and terminated, and shall be of no further force or effect, upon the release and termination of the Amended First Mortgage pursuant to Section 4.08; provided, however, such release and termination of the transfer restrictions and such release and termination of the Amended First Mortgage shall not in any way impair or affect First Lender's right to receive Further Interest, Participating Interest and Additional Participating Interest under the terms of the Amended First Notes and pursuant to the Distribution Priorities, which right shall continue and remain in full force and effect together with First Lender's right to the Final Participation Determination as provided in Section 7.02.

         19.13 Covenant Against Restructuring
               ------------------------------

         The parties acknowledge and agree that First Lender has entered into this Agreement and agreed to the substantial modifications of the First Loan being made pursuant hereto, with substantial rights and interests being retained by Sears, ST, Second Lender and Option Holder, on the understanding and basis that such other parties hereto will not seek any further modification of the First Loan except on a consensual basis, with each party acting in its respective absolute discretion and its individual interest, and that, absent such understanding and basis, First Lender would not have entered into this Agreement. Accordingly, PTLP covenants and agrees, for itself and its successors and assigns as owners of any interests in the Tower Second Loan, Tower Option, Tower Property or the beneficial interest under the Land Trust, that neither it nor any such successor or assign shall at any time seek or attempt any further modification of the First Loan or any restructuring of the obligations of, or interests relating to, the Tower Property contrary to the objection of First Lender, or challenge the validity and binding nature of this Agreement and the transactions contemplated hereby; and that in the event of any such act or attempt by PTLP or any of its successors and assigns, by assertion of any claim or by any judicial proceeding or otherwise, the terms and provisions of the original First Notes with respect to the payment of principal, interest prepayment fees and default prepayment fees shall, at the option of First Lender, be immediately reinstated in substitution for the terms and provisions of the Amended First Notes, in which event all amounts then due and payable under the original terms of the First Notes shall be immediately due and payable.

         19.14 Restrictions on Transfers of First Loan
               ---------------------------------------

         (a) Except as otherwise provided below in this Section 19.14, unless the Amended First Mortgage has been released and terminated pursuant to Section
4.08 hereof, First Lender agrees not to sell, transfer or assign all or any portion of its interest in the First Loan or the interests evidenced or created by the Amended First Loan Documents without the prior written consent of Second Lender.

         (b) First Lender shall have the right to sell the entire (but not less than entire) First Loan and all of its rights in the Amended First Loan Documents to an Institutional Lender or a Special Purpose Entity, provided that such transferee assumes and agrees to be bound by all of the terms and provisions of this Agreement, including, without limitation, this Section 19.14, and further provided that in the case of a transfer to a Special Purpose Entity MetLife shall remain liable for the performance of its obligations under Sections 4.09 and 22.02(c) hereof. As used herein, "Institutional Lender" shall mean any domestic entity which is either a national banking association, life insurance company, real estate investment trust, pension fund, or any master limited partnership in the real estate lending business and which has assets in excess of Two Billion Dollars ($2,000,000,000) and with a nationally recognized financial standing and reputation in real estate lending; and "Special Purpose Entity" shall mean an entity organized by First Lender for the purpose of holding the First Loan and issuing certificates or other evidence of participation therein, provided (i) the holders of such certificates or other evidence of participation shall have no greater rights than would be permitted to participants under a participation pursuant to Section 19.14(c), and (ii) such transfer will not cause PTLP or any AEW Entity to be deemed an issuer, underwriter, investment company or a direct or indirect "controlling person" of any such issuer, underwriter, or investment company for purposes of the Securities Act of 1933, the Securities Exchange Act of 1934 or the Investment Company Act of 1940 or any state securities law.

         (c) First Lender shall also have the right to grant participations in the First Loan (including, without limitation, participations reflecting division of the First Loan into components of varying rights and priorities) provided that (i) First Lender at all times remains a participant in the First Loan, (ii) except as provided in clause (iii) below, no consent of a participant shall be required in connection with any consent or approval required to be given by First Lender under the Amended First Loan Documents, any amendment or modification of the Amended First Loan Documents or any waiver by First Lender thereunder, including, without limitation, a waiver of any Event of Default under any of the Amended First Loan Documents, (iii) the consent of a participant may be required only in connection with any forgiveness of principal, interest or commitment fees, any reduction in interest rates or commitment fees, any postponement of any date fixed for payment of principal, fees or interest or any release of any substantial portion of the collateral securing the First Loan, other than in accordance with the Amended First Loan Documents, (iv) First Lender shall have the right, but not the obligation, under the participation agreements to replace participants, without undue penalties, at any time after the participant fails to give its consent to the matters described in clause (iii) above, and (v) each participant shall participate in one or more of the Amended First Notes and shall not be issued separate and distinct notes.

         (d) First Lender agrees to deliver to Second Lender written notice of any such proposed transfer or participation at least ten (10) Business Days prior to such transfer or participation together with a general description of the proposed transfer or participation and, if applicable, proposed transferee and a copy of all proposed documents then existing with respect thereto and shall furnish such information and material as may be reasonably requested by Second Lender for Second Lender to ascertain that the transfer or participation is permitted pursuant to this Section 19.14 or, if not permitted, to evaluate the granting of its consent to such transfer or participation. First Lender agrees to deliver to Second Lender true and complete copies of all documents and instruments executed in connection with any such transfer or participation.

                                   SECTION 20

                     GENERAL REPRESENTATIONS AND WARRANTIES
                     --------------------------------------

         20.01 Representations and Warranties of Sears and ST
               ----------------------------------------------

         Sears and ST jointly and severally represent and warrant to and for the benefit of each of MetLife, AEW and PTLP as of the date hereof as follows:

         (a) Organization. Sears is a corporation duly organized, validly existing and in good standing under the laws of the State of New York, and ST is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and each of Sears and ST is authorized to do business and is in good standing in the State of Illinois, with its principal place of business at 233 South Wacker Drive, Chicago, Illinois 60684.

         (b) Certificates, Licenses and Permits. Each of Sears and ST has obtained or filed, as the case may be, and kept in full force and effect any and all certificates, licenses, permits and other approvals required in connection with its existence as a corporation or in order to engage in the business in which it is presently engaged, the failure of which to obtain would have a material and adverse effect on its ability to enter into and perform this Agreement and each of the documents and instruments contemplated hereby or executed and delivered in connection herewith to which it is a party.

         (c) Authority. Each of Sears and ST has full power and authority to enter into this Agreement and each of the documents and instruments contemplated hereby or executed and delivered in connection herewith to which it is a party and to consummate the transactions contemplated hereby and thereby.

         (d) Authorization; Effect. This Agreement and each of the documents and instruments contemplated hereby or executed and delivered in connection herewith to which Sears and/or ST are parties (i) have been duly and validly authorized, executed, and delivered by Sears and/or ST, as the case may be, and are in full force and effect, and are the legal and valid obligations of Sears and/or ST, as the case may be, provided that the foregoing representation and warranty in this
Section 20.01(d)(i) shall not cause any instrument or document to constitute a recourse liability of Sears or ST to any extent not otherwise expressly provided in this Agreement or in such instrument or document; and (ii) do not violate any provisions of any agreement or law or any judicial or other governmental order to which First Lender is a party or to which First Lender or its interest in the Tower Property is subject.

         (e) Issuance of Preferred Stock. The ten (10) shares of Series B Preferred Stock of ST issued to MetLife on the date hereof have been validly issued and are fully paid and non-assessable; and the ten (10) shares of Series C Preferred Stock of ST issued to PTLP on the date hereof have been validly issued and are fully paid and non-assessable.

         20.02 Representations and Warranties of MetLife
               -----------------------------------------

         MetLife represents and warrants to and for the benefit of each of Sears, ST, AEW and PTLP as of the date hereof as follows:

         (a) Organization. MetLife is a corporation duly organized, validly existing and in good standing under the laws of the State of New York, and is authorized to do business and is in good standing in the State of Illinois, with its principal place of business at One Madison Avenue, New York, New York 10010.

         (b) Certificates, Licenses and Permits. MetLife has obtained or filed, as the case may be, and kept in full force and effect any and all certificates, licenses, permits and other approvals required in connection with its existence as a corporation or in order to engage in the business in which it is presently engaged, the failure of which to obtain would have a material and adverse effect on its ability to enter into and perform this Agreement and each of the documents and instruments contemplated hereby or executed and delivered in connection herewith to which MetLife is a party.

         (c) Authority. MetLife has full power and authority to enter into this Agreement and each of the documents and instruments contemplated hereby or executed and delivered in connection herewith to which MetLife is a party and to consummate the transactions contemplated hereby and thereby.

         (d) Authorization; Effect. This Agreement and each of the documents and instruments contemplated hereby or executed and delivered in connection herewith to which MetLife is a party (i) have been duly and validly authorized, executed, and delivered by MetLife, and are in full force and effect, and are the legal and valid obligations of MetLife; provided that the foregoing representation and warranty is this Section 20.02(d)(i) shall not cause any instrument or document to constitute a recourse liability of MetLife to any extent not otherwise expressly provided in this Agreement or in such instrument or document; and (ii) do not violate any provisions of any agreement or law or any judicial or other governmental order to which MetLife is a party or to which MetLife or its interest in the Tower Property is subject.

         (e) Participants in First Loan. Any and all parties to which MetLife previously has granted a participation in the First Loan in accordance with the provisions of the First Loan Agreement have given any consent to the transactions contemplated by this Agreement, including the modification of the First Loan pursuant to the First Loan Modification Documents, as may be required under the terms of the agreement among MetLife and such participants governing such participation.

         20.03 Representations and Warranties of AEW and PTLP
               ----------------------------------------------

         AEW (with respect to itself, PTLP, TLI and Partners Tower Corporation), PTLP (with respect to itself and Partners Tower Corporation) and TLI (with respect to itself) jointly and severally represent and warrant to and for the benefit of each of Sears, ST and MetLife as of the date hereof as follows:

         (a) Organization. Each of AEW and PTLP is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware; TLI is a corporation duly organized, validly existing and in good standing under the laws of the State of Massachusetts; Partners Tower Corporation ("PTC"), the general partner of PTLP, is a corporation duly organized, validly existing and in good standing under the laws of Delaware, and each of AEW, PTLP, TLI and Partners Tower Corporation is authorized to do business and is in good standing in the State of Illinois, with its principal place of business at 225 Franklin Street, Boston, Massachusetts 02210.

         (b) Certificates, Licenses and Permits. Each of AEW, PTLP, TLI and PTC has obtained or filed, as the case may be, and kept in full force and effect any and all certificates, licenses, permits and other approvals required in connection with its existence as a limited partnership or corporation, as the case may be, or in order to engage in the business in which it is presently engaged, the failure of which to obtain would have a material and adverse effect on its ability to enter into and perform this Agreement and each of the documents and instruments contemplated hereby or executed and delivered in connection herewith to which it is a party.

         (c) Authority. Each of AEW, PTLP, and TLI has full power and authority to enter into this Agreement and each of the documents and instruments contemplated hereby or executed and delivered in connection herewith to which AEW, PTLP and/or TLI is a party and to consummate the transactions contemplated hereby and thereby.

         (d) Authorization; Effect. This Agreement and each of the documents and instruments contemplated hereby or executed and delivered in connection herewith to which AEW, PTLP and/or TLI are parties (i) have been duly and validly authorized, executed, and delivered by AEW, PTLP and/or TLI, as the case may be, and are in full force and effect, and are the legal and valid obligations of AEW, PTLP and/or TLI, as the case may be; provided that the foregoing representation and warranty in this Section 20.03(d)(i) shall not cause any instrument or document to constitute a recourse liability of AEW, PTLP, TLI or PTC to any extent not otherwise expressly provided in this Agreement or in such instrument or document, and (ii) do not violate any provisions of any agreement or law or any judicial or other governmental order to which AEW, PTLP and/or TLI are parties or to which AEW, PTLP and/or TLI or their respective interests in the Tower Property are subject.

         20.04 Survival of Obligations
               -----------------------

         The representations and warranties contained in this Section 20 and in Sections 21.01, 21.02 and 21.03 and made as of the date hereof shall survive the consummation of the transactions contemplated by this Agreement.

                                   SECTION 21

               REPRESENTATIONS, WARRANTIES AND COVENANTS REGARDING
                            SPECIAL PURPOSE ENTITIES
               ---------------------------------------------------

         21.01 Representations and Warranties Regarding ST
               -------------------------------------------

         Sears and ST jointly and severally make the following representations and warranties to and for the benefit of each of MetLife, AEW, AEW Master Lessee and PTLP as of the date hereof:

         (a) ST was incorporated on June 26, 1990 for the sole purpose of serving as Tower Owner, and prior to the date hereof has not owned or operated any assets other than the Tower Property and the Levy Obligations, incurred any liabilities not related to the operation of the Tower Property or engaged in any other business of any kind;

         (b) ST has, concurrently with the execution and delivery of this Agreement, delivered to each of MetLife, PTLP and TLI a true and correct copy of the certificate of incorporation and by-laws of ST as in effect on the date hereof; and

         (c) Sears owns one hundred percent (100%) of the issued and outstanding shares of common stock of ST and one hundred percent (100%) of the issued and outstanding shares of Series A Preferred Stock of ST, all of such shares have been validly issued, fully paid and are non-assessable, and except as otherwise provided herein, such shares have not been transferred, pledged or hypothecated to any other party for any purpose.

         21.02 Representations and Warranties Regarding AEW Master Lessee
               ----------------------------------------------------------

         AEW, PTLP and TLI jointly and severally make the following representations and warranties to and for the benefit of each of MetLife, Sears and ST as of the date hereof:

         (a) TLI was incorporated on October 28, 1994 for the sole purpose of serving as master lessee under the AEW Master Lease, and prior to the date hereof has not owned or operated any assets, incurred any liabilities, or engaged in any other business of any kind;

         (b) AEW and Second Lender have, concurrently with the execution and delivery of this Agreement, delivered to each of MetLife, Sears and ST a true and correct copy of the certificate of incorporation and by-laws or AEW Master Lessee as in effect on the date hereof; and

         (c) AEW owns twenty-five percent (25%) of the issued and outstanding shares of common stock of TLI, and AEW, Inc., the general partner of AEW's general partner, owns seventy-five percent (75%) of the issued and outstanding shares of common stock of TLI, and all of such shares have been validly issued, fully paid and are non-assessable. Except as otherwise provided herein, no shares of TLI have been transferred, pledged or hypothecated to any other party for any purpose.

         21.03 Representations and Warranties Regarding PTLP
               ---------------------------------------------

         AEW and PTLP jointly and severally make the following representations and warranties to and for the benefit of each of MetLife, Sears and ST as of the date hereof:

         (a) PTLP was organized as a limited partnership pursuant to a certificate of limited partnership filed with the Delaware Secretary of State on November 1, 1994, for the purposes of serving as Second Lender, Option Holder and AEW New Lender, and to hold the residual (and, if applicable, other) beneficial interest under the Grantor Trust, and for no other purpose, and prior to the date hereof PTLP has not owned or operated any assets, incurred any liabilities, or engaged in any other business of any kind;

         (b) AEW and PTLP have, concurrently with the execution and delivery of this Agreement, delivered to each of MetLife, Sears and ST a true and correct copy of the certificate of limited partnership and agreement of limited partnership of PTLP as in effect on the date hereof; and

         (c) AEW owns a ninety-nine percent (99%) interest in PTLP as limited partner and PTC, the sole stockholder of which is AEW, owns a one percent (1%) interest in PTLP as general partner. Except as otherwise provided herein, no partnership interest in PTLP or shares of TLI have been transferred, pledged or hypothecated to any other party for any purpose.

         21.04 Covenants Regarding ST
               ----------------------

         Until neither Sears nor ST shall hold any of the Sears/ST Ownership Interests, ST will not authorize or otherwise effect (except as otherwise permitted herein) any of the corporate actions set forth below with respect to itself; and Sears hereby agrees that it will not, as the holder of all of the issued and outstanding Series A Preferred Stock and common stock of ST, vote such stock, or authorize any directors elected by it to vote to cause or permit any of the corporate actions prohibited below, and that it will vote such shares to cause to be effected the corporate actions required to be effected below, with respect to ST:

         (a) ST shall not incur, assume, guarantee or otherwise become or remain liable for any indebtedness or other liabilities or obligations except: (1) such indebtedness, liabilities or obligations as may be expressly permitted by this Agreement or the Amended Transaction Documents; (2) taxes due but not yet payable; (3) (at such times as it may be a Tower Owner) trade payables and other liabilities incurred in the ordinary course of business as Tower Owner in accordance with Amended Transaction Documents and the Master Lease; and (4) any intercompany income tax sharing obligations arising from the consolidation of ST with Sears for income tax purposes and any other intercompany liabilities and obligations between ST and Sears existing on the date hereof or arising from the Sears New Loan/Contribution.

         (b) ST shall not engage in any business or activity, except as may be expressly permitted by this Agreement or the Amended Transaction Documents, other than: (1) acting as Tower Owner or as Grantor under the Grantor Trust in accordance with the Amended Transaction Documents and the Master Lease, (2) holding the interest of the income beneficiary of the Grantor Trust, and (3) holding the Levy Obligations.

         (c) ST shall not engage in any transaction, except as expressly permitted by this Agreement or the Amended Transaction Documents, with Sears or with any Affiliate of Sears, provided that this clause (c) shall not (1) prohibit or restrict the issuance of insurance by Allstate on commercial arm's-length terms for the benefit of any party, or (2) the payment to Sears as a dividend of any proceeds of the Levy Obligations or the proceeds from the issuance of preferred and common stock in accordance with the terms hereof.

         (d) ST shall not consolidate or merge with or into any other entity or convey or transfer all or any substantial portion of its assets other than as expressly permitted under this Agreement or the Amended Transaction Documents. In addition, except as expressly permitted under this Agreement or the Amended Transaction Documents, ST shall not grant or permit to attach any liens, encumbrances, security interests, options or other rights or interests in or upon any of its assets, except (without limitation of any of First Lender's rights under the Amended First Mortgage or any of the other Amended First Loan Documents or any of PTLP's rights under the Amended Second Loan/Option Documents) for such liens as may, through no direct or indirect action or consent of Sears of ST, attach to the Tower Property in connection with third-party mechanics' lien claims and similar encumbrances. ST shall not permit any pledges or, except as expressly permitted under this Agreement or the Amended Transaction Documents, transfers of the Ownership Interests in it or any issuance of additional Ownership Interests in it.

         (e) ST shall not voluntarily dissolve or liquidate, in whole or in part, without the unanimous approval of such action by all of the members of ST's board of directors and the requisite vote of shareholders required by ST's Certificate of Incorporation.

         (f) ST shall not initiate any Tower Bankruptcy Proceeding or permit a Sears/ST Tower Bankruptcy Proceeding, without the unanimous approval of such action by all of the members of ST's board of directors and the requisite vote of shareholders required by ST's Certificate of Incorporation.

         (g) At all times, except in the case of a temporary vacancy (which shall be promptly filled), at least a majority of ST's directors and officers shall be persons who are not directors or officers of any corporation or other entity which owns, directly or indirectly, more than 50% of the Ownership Interests in ST. In the event of the resignation of a director or executive officer of ST whose service satisfies the foregoing requirement, the stockholder or board of directors of ST, as may be appropriate, shall appoint a person to fill such vacancy so as to satisfy such requirement.

         (h) The funds and other assets of ST shall not be commingled with those of any other entity.

         (i) ST shall maintain separate records, books of account and bank accounts, from those of any person, firm, corporation or other entity, including but not limited to anyone owning beneficially, directly or indirectly, more than 50% of the Ownership Interests in ST.

         (j) ST shall maintain a principal office through which its business shall be conducted. The office of ST may be the principal office of an officer of ST, but such officer shall not be an officer of any stockholder of ST.

         (k) The board of directors of ST shall hold appropriate meetings at least annually to authorize all of its corporate actions.

         (l) ST shall keep and maintain minutes of meetings of the board of directors and any committee to which the board of directors may delegate any of its authority, which meetings shall be held as necessary and appropriate to carry on the business of ST and, in the case of meetings of the board of directors, not less frequently than annually.

         (m) ST shall have a name which sufficiently distinguishes it from its stockholder.

         (n) ST shall not modify, amend or repeal any provision of its articles of incorporation or its by-laws in a manner inconsistent with the foregoing provisions of this Section 21.04.

         21.05 Covenants Regarding AEW Master Lessee
               -------------------------------------

         Until the payment in full of the First Loan Base Debt, AEW Master Lessee will not authorize or otherwise effect (except as otherwise permitted herein) any of the corporate actions set forth below with respect to itself; and AEW and AEW, Inc. (the general partner of AEW/LP, the general partner of AEW), as the only stockholders of AEW Master Lessee, hereby agree that they will not vote such stock, or authorize any directors elected by it to vote to cause or permit any of the corporate actions prohibited below, and that they will vote such shares of AEW Master Lessee to cause to be effected the corporate actions required to be effected below, with respect to AEW Master Lessee.

         (a) AEW Master Lessee shall not incur, assume, guarantee or otherwise become or remain liable for any indebtedness or other liabilities or obligations, except: (1) such indebtedness, liabilities or obligations as may be expressly permitted by this Agreement or the Amended Transaction Documents; (2) taxes due but not yet payable; and (3) trade payables and other liabilities incurred in the ordinary course of business.

         (b) AEW Master Lessee shall not engage in any business or activity, except as may be expressly permitted by this Agreement or the Amended Transaction Documents or the Master Lease, other than acting as lessee under the AEW Master Lease.

         (c) AEW Master Lessee shall not engage in any transaction, except as expressly permitted by this Agreement or the Amended Transaction Documents or the Master Lease, with AEW or AEW, Inc. or with any Affiliate of AEW or AEW, Inc.

         (d) AEW Master Lessee shall not consolidate or merge with or into any other entity or convey or transfer all or any substantial portion of its assets other than as expressly permitted under this Agreement or the Amended Transaction Documents. In addition, except as expressly permitted under this Agreement or the Amended Transaction Documents, AEW Master Lessee shall not grant or permit to attach any liens, encumbrances, security interests, options or other rights or interests in or upon any of its assets, except (without limitation of any of First Lender's rights under the Amended First Mortgage or any of the other Amended First Loan Documents), for such liens as may, through no direct or indirect action or consent of AEW Master Lessee, attach to the Tower Property in connection with third-party mechanics' lien claims and similar encumbrances. AEW Master Lessee shall not permit any pledges or, except as expressly contemplated or permitted under this Agreement or the Amended Transaction Documents, transfers of the Ownership Interests in it or any issuance of additional Ownership Interests in it.

         (e) AEW Master Lessee shall not voluntarily dissolve or liquidate, in whole or in part.

         (f) AEW Master Lessee shall not initiate any Tower Bankruptcy Proceeding or permit an AEW Tower Bankruptcy Proceeding.

         (g) The funds and other assets of AEW Master Lessee shall not be commingled with those of any other entity.

         (h) AEW Master Lessee shall maintain separate records, books of account and bank accounts, from those of AEW and AEW, Inc. and any other person, firm, corporation or other entity, including but not limited to anyone owning beneficially, directly or indirectly, more than 50% of the Ownership Interests in AEW Master Lessee.

         (i) AEW Master Lessee shall maintain a principal office through which its business shall be conducted.

         (j) The board of directors of AEW Master Lessee shall hold appropriate meetings at least annually.

         (k) AEW Master Lessee shall keep and maintain minutes of meetings of the board of directors and any committee to which the board of directors may delegate any of its authority, which meetings shall be held as necessary and appropriate to carry on the business of AEW Master Lessee and, in the case of meetings of the board of directors, not less frequently than annually.

         (l) AEW Master Lessee shall have name which sufficiently distinguishes it from its stockholders, AEW and AEW, Inc.

         (m) AEW Master Lessee shall not modify, amend or repeal any provision of its certificate of incorporation or its by-laws in a manner inconsistent with the foregoing provisions of this Section 21.05.

         21.06 Covenants Regarding PTLP
               ------------------------

         Until the payment in full of the First Loan Base Debt, PTLP will not authorize or otherwise effect (except as otherwise permitted herein) any of the partnership actions set forth below with respect to itself; and AEW and PTC, as the only partners of PTLP, hereby agree that they will not vote such stock, or authorize any director elected by either of them to vote to cause or permit any of the partnership actions prohibited below, and that they will vote such stock to cause to be effected the partnership actions required to be effected below, with respect to PTLP;

         (a) PTLP shall not incur, assume, guarantee or otherwise become or remain liable for any indebtedness or other liabilities or obligations, except:
(1) such indebtedness, liabilities or obligations as may be expressly permitted by this Agreement or the

Amended Transaction Documents; and (2) taxes due but not yet payable.

         (b) PTLP shall not engage in any business or activity, except as may be expressly permitted by this Agreement or the Amended Transaction Documents, other than acting as Second Lender, Option Holder, AEW New Lender and residual beneficiary under the Grantor Trust.

         (c) PTLP shall not engage in any transaction, except as expressly permitted by this Agreement or the Amended Transaction Documents, with either of its partners or with any Affiliate of any such partner.

         (d) PTLP shall not consolidate or merge with or into any other entity or convey or transfer all or any substantial portion of its assets other than as expressly permitted under this Agreement or the Amended Transaction Documents. In addition, except as expressly permitted under this Agreement or the Amended Transaction Documents, PTLP shall not grant or permit to attach any liens, encumbrances, security interests, options or other rights or interests in or upon any of its assets, except (without limitation of any of First Lender's rights under the Amended First Mortgage or any of the other Amended First Loan Documents), for such liens as may, through no direct or indirect action or consent of PTLP, attach to the Tower Property in connection with third-party mechanics' lien claims and similar encumbrances. Except as expressly contemplated or permitted under this Agreement or the Amended Transaction Documents, PTLP shall not permit any pledges or transfers of the Ownership Interests in it or any issuance of additional Ownership Interests in it.

         (e) PTLP shall not voluntarily dissolve or liquidate, in whole or in part.

         (f) PTLP shall not initiate any Tower Bankruptcy Proceeding or permit an AEW Tower Bankruptcy Proceeding.

         (g) The funds and other assets of PTLP shall not be commingled with those of any other entity.

         (h) PTLP shall maintain separate records, books of account and bank accounts, from those of AEW, PTC and AEW, Inc. and any other person, firm, corporation or other entity, including but not limited to anyone owning beneficially, directly or indirectly, more than fifty percent (50%) of the Ownership Interests in PTLP.

         (i) PTLP shall maintain a principal office through which its business shall be conducted.

         (j) The board of directors of PTC shall hold appropriate meetings at least annually to authorize all of its corporate actions and no action (other than the election of directors annually) shall be permitted to be taken by stockholders' consent or vote.

         (k) PTC shall keep and maintain minutes of meetings of the board of directors and any committee to which the board of directors may delegate any of its authority, which meetings shall be held as necessary and appropriate to carry on the business of PTLP and, in the case of meetings of the board of directors, not less frequently than annually.

         (l) PTLP shall have a name which sufficiently distinguishes it from AEW and AEW, Inc.

         (m) PTLP shall not modify, amend or repeal any provision of its agreement of limited partnership or certificate of limited partnership in a manner inconsistent with the foregoing provisions of this Section 21.06.

                                   SECTION 22

                 COVENANTS AND AGREEMENTS CONCERNING BANKRUPTCY
                 ----------------------------------------------

         22.01 Purpose of Agreement
               --------------------

         The parties hereto mutually and severally acknowledge that the central purposes of this Agreement are to restructure the mortgage indebtedness on the Tower Property (and in conjunction therewith to modify the Tower Option) and to redirect funds toward the rehabilitation of the Tower Property, and in furtherance of such purposes, First Lender and PTLP have agreed to substantial modifications of the First Loan Documents, the Second Loan Documents and the Option Documents, and to the forbearance from the exercise of rights and remedies to which it would otherwise be entitled. In consideration of the foregoing, the parties hereto acknowledge, covenant and agree as provided below in this Section 22.

         22.02 Grantor Trust
               -------------

         (a) Any other term or provision hereof notwithstanding, it is the intention of the parties hereto that the Grantor Trust created pursuant hereto shall not conduct or engage in any form of business activity or commercial enterprise, shall have no power or authority to and shall not participate in the ongoing management or operation of the Tower Property, or any portion thereof, and shall not sell or participate in any form of investment or security other than its beneficial ownership of the Land Trust, but instead is to be created merely to hold, protect and preserve the beneficial interest in the Land Trust subject to the Master Lease, it being the purpose and intent of the parties that the Grantor Trust be precluded from engaging in any form of "business" or "business activity" or otherwise constituting a "business trust" for purposes of the Bankruptcy Code. The foregoing is not intended to limit the obligation of the Grantor Trustee to act upon the direction of the Master Lessee in accordance with the Grantor Trust Agreement.

         (b) Sears and ST each covenants and agrees, for itself, any Sears Entity, and its and their successors and assigns, that it will not authorize, effect or cause ST to become subject to a Sears/ST Tower Bankruptcy Proceeding or other proceedings under any federal or state bankruptcy or similar law, other than a Consensual Tower Bankruptcy Proceeding.

         (c) MetLife covenants and agrees for itself, its subsidiaries and its and their successors and assigns, that it will not initiate a Tower Bankruptcy Proceeding other than a Consensual Tower Bankruptcy Proceeding during the First Lender Forbearance Period.

         (d) AEW, PTLP and the AEW Master Lessee each covenants and agrees that it will not initiate an AEW Tower Bankruptcy Proceeding and it will not authorize or (to the extent within its reasonable control to prevent) permit the Grantor Trust to become subject to a Tower Bankruptcy Proceeding other than a Consensual Tower Bankruptcy Proceeding.

         22.03 Automatic Stay
               --------------

         Each of ST and Sears (for itself and any Sears Entity and its and their successors and assigns), AEW (for itself, PTLP and any other AEW Entity and its and their successors and assigns), and PTLP (for itself and its successors and assigns) (and each of ST and PTLP also on behalf of the Grantor Trust and the Land Trust) acknowledges and agrees that in the event of any Tower Bankruptcy Proceeding, and subject to the provisions of Section 9.04(b), First Lender shall be entitled to relief from any automatic stay (including the automatic stay of Section 362 of the Bankruptcy Code, or any successor or similar law) for purposes of enforcing remedies available to it under the Amended First Loan Documents immediately upon the filing of a motion to lift such stay by First Lender, and that Tower Owner and the other parties hereto will not oppose, but will consent to and support, the granting of such relief to First Lender. Each of Sears, ST, AEW, Second Lender and Option Holder hereby stipulates that First Lender's entitlement to relief from the automatic stay shall be based upon: (1) cause, including (with respect to Sears and/or ST in the case of a Sears/ST Tower Bankruptcy, and AEW in the case of an AEW Tower Bankruptcy) a lack of good faith in the filing of any bankruptcy case in the face of the concessions granted hereby and after the failure of Tower Owner to comply with the obligations and opportunities to which it has been committed in this Agreement;
(2) the mutual recognition by all parties hereto of the substantial forbearance on the part of First Lender resulting herefrom both in its entitlement to receive payments otherwise due under the First Loan Documents and in its forbearance from pursuing loan enforcement rights available to it; (3) First Lender cannot receive adequate protection of the value of its interest absent foreclosure immediately upon the occurrence of a Transfer Event; and (4) the Tower Property is not necessary to any viable plan of reorganization or liquidation due to the encumbrances against the Tower Property and to the ongoing financial burdens attending the operation of the same. This Section
22.03 is entered into by the parties in reliance upon the authority of In re Club Tower, L.P., 138 B.R. 307 (Bankr. N.D. Ga. 1991); In Matter of Hudson Manor Partners, Ltd., 28 C.B.C. 2d 221 (Bankr. N.D. Ga. 1991); In re Citadel Properties, Inc., 86 B.R. 275 (Bankr. M.D. Fla. 1988); In re Orange Park South Partnership, 79 B.R. 79 (Bankr. M.D. Fla. 1987); see also, In re Wheaton Oaks Office Partners, No. 92 C 2955 (N.D. Ill. November 18, 1992) (LEXIS 1983), rehearing denied, December 9, 1992 (LEXIS 18781) with the parties intending to be legally bound hereby and for this provision to be fully enforced. Second Lender shall be entitled to the rights afforded First Lender in this Section 22.03, provided that relief from the automatic stay has been granted to First Lender and a Transfer Event has not occurred.

         22.04 Cash Collateral Order
               ---------------------

         In the event of any Tower Bankruptcy Proceeding, the parties agree that the form of Agreed Order for Use of Cash Collateral attached hereto as Exhibit O shall, at the option of First Lender and without modification except as considered appropriate by First Lender to accommodate the circumstances then existing with respect to such Tower Bankruptcy Proceeding, but subject to
Section 9.04(b), be deemed a stipulation among the parties for the entry of a Cash Collateral Order pursuant to Section 363 of the Bankruptcy Code. The parties further agree that they shall consent to, and shall cooperate in and shall not in any way resist having the Cash Collateral Order as then tendered by First Lender immediately entered upon court approval by a bankruptcy court under
Section 363 of the Bankruptcy Code and before any use of Cash Collateral (as that term is defined in Section 363 of the Bankruptcy Code and/or in the form of Agreed Order attached hereto as Exhibit O), and that Cash Collateral shall only be used as provided in the Cash Collateral Order. The Cash Collateral Order shall provide for the payment of the Grantor Trustee's expenses on a priority basis.

         22.05 Priority Claim To The Extent First Lender Security Decreased
               ------------------------------------------------------------

         All rents and income from the Tower Property are Cash Collateral, and to the extent they are used and consumed after filing or entry of any Cash Collateral Order, it is specifically acknowledged and stipulated that they are collateral for a secured claim under Section 506 of the Bankruptcy Code in the amount so used. To the extent the collateral securing First Lender's claim in the bankruptcy proceeding is thereafter deemed or proves to be insufficient to pay First Lender in full, First Lender's secured claim shall be deemed to have been inadequately protected by the provisions of the Cash Collateral Order, and it shall therefore have an administrative expense claim in the proceeding with super priority over any and all administrative expenses of the kind specified in Sections 503(b) and 507(b) of the Bankruptcy Code, which super priority shall be equal to the priority provided under the provisions of Section 364(c)(1) of the Bankruptcy Code over all other costs and administrative expenses incurred in the case of the kind specified in, or ordered pursuant to, Sections 105, 326, 330, 331, 503(b), 506(c), 507(a), 507(b) or 726 of the Bankruptcy Code and shall at all times be senior to the rights of any or all of Sears, ST, AEW, Second Lender and Option Holder or any successor trustee in the resulting bankruptcy proceeding or any subsequent proceeding under the Bankruptcy Code.

         22.06 Perfection of Security Interest in Rents
               ----------------------------------------

         Each of Sears, ST, AEW, Second Lender and Option Holder acknowledges and stipulates that in the event of a Tower Bankruptcy Proceeding in which Tower Owner becomes either a debtor or debtor in possession, the security interest of First Lender in the rents from the Tower Property will be deemed perfected under the Bankruptcy Code without the need of further acts on the part of First Lender. Subject to the provisions of Section 9.04(b), nothing herein shall preclude First Lender from taking such other or further actions toward the realization of its rights regarding rentals as it may elect.

         22.07 Assignment of Interests to First Lender
               ---------------------------------------

         Each of AEW, Second Lender, Option Holder, Sears and ST stipulates and agrees, for itself and its successors and assigns, that any monies paid or payable to it within or as a result of any Tower Bankruptcy Proceeding, including any adequate protection payment or within or as a result of any cash collateral or equivalent order of plan of reorganization or other arrangement resulting therein or therefrom, or in settlement of any of the foregoing, shall be expressly subordinate to all rights of First Lender to receive funds in respect of the First Loan (to the extent of and in accordance with the Distribution Priorities). AEW, Second Lender, Option Holder, Sears and ST hereby assign and set over to First Lender all right, title and interest in and to any amounts recoverable by any of them in derogation hereof, with the full right to demand, collect and apply the same in accordance with Section 6 of this Agreement at any time and from time to time at the election of First Lender.

         22.08 Assignment of Voting Rights
               ---------------------------

         Subject to Section 9.04(b), in aid of the foregoing, but also as independent rights granted to First Lender as a portion of its consideration hereunder, Sears, ST, AEW, Second Lender and Option Holder, for themselves, their successors and assigns, hereby assign, set over and transfer to First Lender all right or entitlement each may have to vote upon, consent to or agree to (including the right to not consent or to not agree to) any issue arising within, during or otherwise as a result of any Tower Bankruptcy Proceeding, including, without limitation, all rights relating to voluntary or involuntary proceedings, adequate protection issues, cash collateral orders, post petition financing proceedings, initiatives to dismiss or convert, Bankruptcy Code
Section 1111(b)(2) elections and plan confirmation proceedings. Subject to the provisions of Section 9.04(b); First Lender may exercise the rights granted to it hereby for its own benefit and as it may elect without regard to the interests of Sears, ST, AEW, Second Lender or Option Holder. Subject to the provisions of Section 9.04(b), First Lender may act or vote either directly within said proceedings or through representatives of Sears, ST, AEW, Second Lender and Option Holder by directing the same to act or vote as First Lender may instruct.

         22.09 No Renewal of Exclusive Period
               ------------------------------

         In the event of any Tower Bankruptcy Proceeding under Chapter 11 of the Bankruptcy Code and the Bankruptcy Court enters a Cash Collateral Order, then, subject to the court's approval and the provisions of Section 9.04(b) that Order shall provide that in the event a plan is not filed within the 120-day exclusive period provided by Section 1121(b), First Lender shall, without the necessity of any additional notice to the debtor or to other creditors or parties in interest, or any hearing or any further motion to or order of the Court, have immediate relief from the Section 362 stay to commence and complete foreclosure upon the Tower Property, conduct and complete a sale thereunder, and either purchase the same itself or sell to a third party as it may elect and as non-bankruptcy law may allow, and to take any other action authorized under the Amended First Loan Documents and applicable non-bankruptcy law.

                                   SECTION 23

                                   TAX MATTERS
                                   -----------

         23.01 Estimated Tax Information
               -------------------------

         In addition to the requirements set forth in Section 6.04, Master Lessee agrees that for so long as the Master Lease is in effect, within thirty
(30) days after the end of each calendar quarter, Master Lessee shall use good faith efforts to furnish or cause to be furnished to ST and to the Grantor Trust (so long as the Combined Tower Property is owned by the Grantor Trust), a statement (the "Tax Information Statement") which contains the information set forth in Exhibit P to the extent such information is required to allow Sears or ST to prepare its tax return and is within the control of Master Lessee to provide. Master Lessee's failure to deliver the Tax Statement shall not constitute a default under the Master Lease or result in any liability whatsoever to Master Lessee. Master Lessee shall have no liability for any inaccuracies, omissions, mistakes or other matters relating to the Tax Information Statement. ST's sole and exclusive remedy, at law or in equity, for any failure by Master Lessee to provide the Tax Information Statement as required by this Section 23.01 or to provide information to the Approved Auditor as required by Section 23.02 shall be to exercise its rights under Sections 23.03 and 23.04.

         23.02 Tax Return Information
               ----------------------

         For so long as either the Grantor Trust or ST is the Tower Owner, after the Approved Auditor has prepared the financial statements pursuant to Section
1.11 of the Amended First Mortgage and the Cash Flow and Distribution Statement pursuant to Section 6.04(b) hereof for each year, the Approved Auditor shall prepare and furnish to the Grantor Trust, and ST a Tax Information Statement containing the information set forth in Exhibit P to be used in the filing of annual Federal, state and local tax returns. Sears shall pay any incremental fees and costs (in excess of the cost of preparing the financial statements and the Cash Flow and Distribution Statement) due to the Approved Auditor as a result of preparation of the Tax Information Statement. Master Lessee shall furnish information needed by the Approved Auditor to prepare the Tax Information Statement, provided that Master Lessee's failure to deliver information to the Approved Auditor shall not constitute a default under the Master Lease or result in any liability whatsoever to Master Lessee.

         23.03 ST Audit Rights
               ---------------

         ST shall have the right at the sole cost and expense of Sears to inspect or cause to be inspected (by employees of ST, or an affiliate of ST or by independent accountants retained by ST), upon reasonable prior notice and at reasonable times during normal business hours, all books, records and accounts relating to the determination of any Tax Information Statement, including without limitation the books and records of the Master Lessee.

         23.04 Cooperation in Tax Disputes
               ---------------------------

         For so long as the Combined Tower Property is owned by the Grantor Trust, or if ST is the owner of the Combined Tower Property as a result of its exercise of its right of substitution under the Grantor Trust, ST shall maintain the position that ST is the owner of the Combined Tower Property for Federal, state and local income tax purposes, and First Lender, Second Lender, Option Holder and Master Lessee agree not to assert otherwise in their filing of Federal, state and local income tax returns during such time. In the event of any Federal, state or local income tax audit, administrative proceeding or litigation (collectively, a "Tax Dispute"), Tower Owner and Master Lessee acknowledge and agree that they will at the sole cost and expense of
Sears: (a) provide ST with reasonable access to the Tower Property and to individuals responsible for the preparation and maintenance of all financial records at such times and places as ST may reasonably request; (b) furnish upon request of ST copies of all books, records and other information reasonably requested by ST; and (c) otherwise cooperate in all reasonable respects with ST in connection with ST's handling of such Tax Dispute. Sears shall notify First Lender, Second Lender, Option Holder and the Master Lessee if Sears receives a notice of deficiency (within the meaning of Section 6212 of the Internal Revenue Code of 1986, as amended) concerning ST.

         23.05 Payment of Taxes; Indemnity
               ---------------------------

         (a) Sears and ST jointly and severally covenant and agree (i) to pay, on a timely basis, all federal, state and local income, gains, franchise, personal property replacement and similar taxes owed by Sears, ST or any Sears Affiliate in connection with the ownership, operation, financing and sale of the Combined Tower Property (collectively, "Sears Income Taxes") and (ii) to prepare and file, on a timely basis, all Federal, state and local income tax returns in respect of the Combined Tower Property during any period in which the Combined Tower Property is owned by the Grantor Trust or ST is the Tower Owner. In the event of any lien, attachment or other encumbrance on all or any part of the Tower Property (including, without limitation, the beneficial interest in the Land Trust or any other ownership interest in the Tower Property, or any account of Tower Owner, and any receipts or rents from the Tower Property) to the extent it results from any failure by Sears, ST or any Sears Affiliate to pay any Sears Income Taxes, Sears shall cause such lien, attachment or encumbrance to the dismissed or discharged within ten (10) days of notice from First Lender or PTLP.

         (b) Sears hereby covenants and agrees, on a recourse basis, to indemnify, defend and hold harmless the Land Trust and Land Trustee, the Grantor Trust and Grantor Trustee, the beneficiaries of the Grantor Trust, Tower Owner and Master Lessee (collectively the "Tax Indemnified Parties") from and against all losses, claims, liabilities, damages, obligations, costs and expenses of any nature (including but not limited to interest, penalties, additional taxes, attorneys' and accountants' fees and expenses) imposed upon or incurred by any of the Tax Indemnified Parties arising out of, due to or related to any Income Taxes or the assessment, collection or determination thereof in respect of any period that Sears or ST is deemed the owner of the Combined Tower Property for purposes of Income Taxes.

         (c) In connection with any audit, investigation or lawsuit relating to the tax liability of Sears, ST or the Grantor Trust for any period during which Sears is claiming to be the owner of the Combined Tower Property for purposes of Income Taxes (a "Tax Proceeding"), (i) Sears shall have the right to control the Tax Proceeding and to be represented by counsel of Sears choice (provided Sears shall take no action contrary to the terms of this Agreement), (ii) the Tax Indemnified Parties shall not settle any Tax Proceeding or extend any statute of limitations without the written consent of Sears, and (iii) if any of the Tax Indemnified Parties receives any written notices with respect to a Tax Proceeding, it shall within fifteen (15) days after receipt of such notice provide a copy thereof to Sears.

                                   SECTION 24

            REOC REPRESENTATIONS, WARRANTIES, COVENANTS AND INDEMNITY
            ---------------------------------------------------------

         24.01 Representations and Warranties of AEW and PTLP Concerning REOC Status
               --------------------------------------------------------------

         (a) AEW and PTLP each individually represents and warrants to and for the benefit of each of Sears, ST, Tower Owner and First Lender (the "Other Parties") as of the date hereof as follows:

              (1) After giving effect to the transfers of interests and other transactions contemplated hereby, the assets of PTLP will consist solely of its interest as lender under the Tower Second Loan and the Amended Second Loan Documents, as lender under the AEW New Loan and the AEW New Loan Documents, as option holder under the Amended Option Documents, and as residual beneficiary under the Grantor Trust, its interests as holder of the Series C Preferred Stock of ST, and its other rights and interests under this Agreement and the other agreements and instruments executed in connection herewith (collectively, the "AEW Real Estate Assets").

              (2) PTLP was formed on November 1, 1994 for the sole purpose of holding the AEW Real Estate Assets.

              (3) PTLP is a real estate operating company ("REOC") within the meaning of Department of Labor Regulations Section 2510.3-101(e) (the "REOC Regulations").

              (4) AEW is a REOC.

              (5) The assets of AEW and PTLP are not "plan assets" as defined in the REOC Regulations.

         24.02 REOC Covenants
               --------------

         (a) AEW and PTLP each individually covenants to each of the Other Parties as follows:

              (1) AEW and PTLP will each maintain its status as a REOC.

              (2) PTLP and AEW will not do or perform or fail to perform any act (including, but not limited to, the exercise of or failure to exercise any rights it may have under any loan or other documents or with respect to any other assets it holds) which would cause entering into the Amended Second Loan Documents, the Amended Option Documents, the AEW New Loan Documents or the Grantor Trust Agreement (collectively the "AEW Documents"), holding the AEW Real Estate Assets or the AEW Documents or the exercise of any of its rights under any of the AEW Documents to constitute a nonexempt prohibited transaction under
Section 406 of ERISA of Section 4975 of the Code, assuming solely for purposes of this Section that Sears, ST and/or First Lender is a party in interest and a disqualified person with respect to any ERISA plans involved in such transaction.

              (3) Each of PTLP and AEW shall annually, within thirty (30) days following the last day of each "annual valuation period" as defined in Section 101(d)(5)(ii) of the REOC Regulations (the "Determination Date") deliver to each of the Other Parties written certification that as of such Determination Date each respective entity is, and at all times since the immediately preceding Determination Date (or, in the case of the first annual valuation period, at all times since the "initial valuation date" as defined in Section 101(d)(5)(i) of the RECO Regulations), has been a real estate operating company as defined in
Section 101(e) of the REOC Regulations. PTLP and AEW shall as soon as possible, but in no event later than five (5) days after it knows that it has ceased to be a REOC, provide written notification thereof to each of the Other Parties.

              (4) PTLP shall not do or perform or fail to perform any act which would cause PTLP to cease to be a REOC.

              (5) PTLP shall not in any circumstances purchase or otherwise acquire an interest in any property, whether real or personal, tangible or intangible, other than property or interests in or appurtenant to the Tower Property, or purchase or acquire or otherwise enter into any option or other right to make any such acquisition. PTLP shall not sell, transfer, redeem or otherwise dispose of any of the AEW Real Estate Assets, other than a transfer to First Lender pursuant to Section 8.03 hereof, or grant, sell or otherwise enter into any option or other obligation to make any such disposition, without first providing Sears and First Lender with such information and documents, including an opinion of counsel in form and substance satisfactory to each of them, sufficient to establish, in the reasonable discretion of each of Sears and First Lender, that (i) after giving effect to the transaction, each of the holders of the AEW Real Estate Assets and AEW Documents will either (x) be and covenant to continue to be a REOC or (y) be an entity whose assets are not subject to regulation under ERISA, and (ii) the transfer does not constitute a non-exempt prohibited transaction for purposes of ERISA.

              (6) AEW shall not do or perform or fail to perform any act which would cause AEW to cease to a be REOC.

              (7) AEW, PTLP and each of the Other Parties agree to cooperate in such manner as any of them may reasonably request, at the requesting entity's sole expense, in order to mitigate any exposure of PTLP and AEW pursuant to
Section 24.03(a) or (c) or of the Other Parties for which the Other Parties could be indemnified pursuant to Section 24.03(a) or (c), including without implied limitation, by cooperating in seeking an exemption from the Department of Labor for any act or failure to act on the part of AEW or PTLP which could give rise to any indemnity obligation pursuant to Section 24.03(a) or (c).

         24.03 Indemnity and Enforcement
               -------------------------

         (a) PTLP and AEW, jointly and severally, agree to defend, indemnify and hold the Other Parties and each of them harmless against any and all claims, demands, liabilities, damages, losses, costs, expenses (including reasonable attorneys' fees), taxes or penalties arising out of PTLP's of AEW's breach of their representations and warranties set forth in Section 24.01 or their covenants set forth in Section 24.02. This rights of indemnity shall be the sole and exclusive remedy of the Other Parties with respect to any such breach by PTLP or AEW, it being agreed that the Other Parties shall have such remedies available to them in equity under Section 24.03(b).

         (b) PTLP, AEW and the Other Parties hereby recognize and agree that damages as set forth in Section 24.03(a) are an inadequate remedy for breach of the covenants set forth in Section 24.02 and accordingly agree that specific performances may be had by any of them to enforce such covenants, including, without limitation, obtaining in any court of competent jurisdiction an injunction to restrain a violation of any such covenant.

         (c) The indemnification and hold harmless agreed to by AEW in Section
19.3 of the Second Loan Agreement (but not the covenants and other provisions of said Section) shall continue in full force and effect on and after the date of this Agreement with respect to any and all claims, demands, taxes or penalties arising out of AEW's breach prior to the date of this Agreement of its warranty set forth in items (b) and
(c) of Section 2.5 of such agreement or its covenants set forth in Section 19.2 of such agreement.

                                   SECTION 25

                       RECOURSE, LIMITATIONS ON RECOURSE,
                              WAIVERS AND RELEASES
                       ----------------------------------

         25.01 Amendments to First Loan Sears/ST Recourse Agreements
               -----------------------------------------------------

         (a) Sears and MetLife will enter into an Agreement Concerning Recourse Obligations and Release (MetLife) dated as of the date hereof ("Agreement and Release") modifying and amending the Recourse Obligation Agreement dated as of July 2, 1990 between Sears and MetLife; and Sears will also execute and deliver an Amended and Restated Unsecured Indemnity Agreement (the "Restated Indemnity Agreement"), modifying and amending the Unsecured Indemnity Agreement dated as of July 2, 1990 given by Sears for the benefit of MetLife. Under the Agreement and Release and the Restated Indemnity Agreement, Sears has personal recourse liability to MetLife for certain matters in respect of the Amended First Loan Documents and the Tower Property; and MetLife has agreed to limit Sears personal recourse liability to MetLife to such matters specifically set forth therein.

         (b) Included in the matters for which Sears has personal recourse liability pursuant to the Agreement and Release is the Certificate as to Tower Property (MetLife) dated as of the date hereof (the "MetLife Tower Certificate") to be executed and delivered by Sears and ST to MetLife. Sears personal recourse liability under the MetLife Tower Certificate is subject to any limitations stated therein.

         (c) Also included in the matters for which Sears has personal recourse liability pursuant to the Agreement and Release are the "Sears Recourse Provisions," which as used therein and herein means Section 25.03 hereof and the provisions of this Agreement specified in Section 25.03.

         25.02 Sears/ST Recourse Ageement as to Tower Second Loan/Option
               ---------------------------------------------------------

         (a) Sears, ST, AEW, PTLP and TLI will enter into a Release and Agreement Concerning Recourse Obligations (AEW) dated as of the date hereof ("Release and Agreement"). Pursuant to the Release and Agreement, Sears and ST have personal recourse liability to AEW, PTLP and TLI for certain mattors in respect of the Amended Second Loan/Option Documents and the Tower Property; and AEW, PTLP and TLI have agreed to limit Sears and ST's personal recourse liability to AEW, PTLP and TLI to such matters specifically set forth therein.

         (b) Included in the matters for which Sears and ST have personal recourse liability pursuant to the Release and Agreement is the Certificate as to Tower Property (PTLP) dated as of the date hereof (the "PTLP Tower Certificate") to be executed and delivered by Sears and ST to PTLP. Sears personal recourse liability under the PTLP Tower Certificate is subject to any limitations stated therein.

         (c) Also included in the matters for which Sears has personal recourse liability pursuant to the Release and Agreement are Section 25.03 hereof and the provisions of this Agreement specified in Section 25.03.

         25.03 Sears Recourse Provisions
               -------------------------

         Notwithstanding anything to the contrary contained in this Agreement, without limiting the other rights and remedies hereunder or at law or in equity (including but not limited to the right to specific performance), the parties acknowledge and agree that neither Sears nor ST shall be personally liable on a recourse basis under or on account of any of the provisions of this Agreement except as provided in this Section 25.03. Sears and ST shall be personally liable on a recourse basis to First Lender, AEW, Second Lender, Option Holder and Master Lessee for the representations, warranties, covenants and agreements made herein by each of them that are described in Exhibit O-1 attached hereto.

         25.04 AEW/PTLP/TLI Recourse Provisions
               --------------------------------

         Notwithstanding anything to the contrary contained in this Agreement, without limiting the other rights and remedies hereunder or at law or in equity (including but not limited to the right to specific performance), the parties acknowledge and agree that neither AEW, PTLP nor TLI shall be personally liable on a recourse basis under or on account of any of the provisions of this Agreement except as provided in this Section 25.04. AEW and PTLP shall be personally liable on a recourse basis to First Lender, Sears and ST for the representations, warranties, covenants and agreements made by the respective party in the following sections of this Agreement, and AEW shall also be personally liable on a recourse basis, not as a surety but as a principal obligor, to First Lender, Sears and ST for the representations, warranties, covenants and agreements made herein by PTLP and/or TLI that are described in Exhibit O-2 attached hereto.

         25.05 MetLife Recourse Provisions; Limitation on Liability
               ----------------------------------------------------

         (a) Notwithstanding anything to the contrary contained in this Agreement, without limiting the other rights and remedies hereunder or at law or in equity (including but not limited to the right to specific performance, the parties acknowledge and agree that MetLife shall not be personally liable on a recourse basis under or on account of any of the provisions of this Agreement except as provided in this Section 25.05. MetLife shall be personally liable on a recourse basis to Sears, ST, AEW, Second Lender, Option Holder and Master Lessee for the representations, warranties, covenants and agreements made herein by MetLife that are described in Exhibit O-3 attached hereto.

         (b) Notwithstanding anything to the contrary contained herein, in no event shall MetLife at any time have any personal recourse liability under or on account of this Agreement or the First Loan in excess of $50,000,000, nor shall any such liability exist or be asserted unless the party intending to make such assertion shall have given MetLife written notice of its claim and initiated legal proceedings with respect to such claim not later than three (3) years after such party acquires knowledge of the act, occurrence, event or condition giving rise to such claim.

         25.06 ST Obligations
               --------------

         Notwithstanding anything to the contrary contained in this Agreement or in any of the other Amended Transaction Documents, with respect to the Tower Property and the Amended Transaction Documents, ST shall be personally liable for and shall indemnify, protect and hold harmless First Lender, Second Lender, Option Holder and Master Lessee from and against any and all losses, damages, liabilities, costs and expenses (including, without limitation, reasonable attorneys' fees) arising out of: (i) any misrepresentation or breach of warranty by ST under this Agreement or any of the other Amended Transaction documents (subject, however, to any limitations stated in the respective document); (ii) any fraud by ST in connection with the First Loan, Tower Second Loan, Tower Option or the transactions contemplated by this Agreement; (iii) any failure by ST after the occurrence of a Sears/ST Termination Event or an Event of Default (under and as defined in the New Collateral Security Documents delivered by ST) to deliver to First Lender or Second Lender any deposits, rents or other funds in respect of the Tower Property received by ST after the occurrence of a Sears/ST Termination Event or such Event of Default; or (iv) any misappropriation, or willful application contrary to the Amended Transaction Documents, of funds relating to the Tower Property or other collateral securing the First Loan or Tower Second Loan.

         25.07 AEW/PTLP Obligations
               --------------------

         Notwithstanding anything to the contrary contained in this Agreement or any of the other Amended Transaction Documents, with respect to the Tower Proporty and the Amended Transaction Documents, PTLP shall be personally liable for and shall indemnify, protect and hold harmless First Lender from and against any and all losses, damages, liabilities, costs and expenses (including, without limitation, reasonable attorneys' fees) arising out of any of the following acts or omissions by PTLP, and AEW covenants and agrees that it shall be directly and personally liable for, not as a surety but as a principal obligor, and shall indemnify, protect and hold harmless First Lender from and against any and all losses, damages, liabilities, costs and expenses (including, without limitation, reasonable attorneys' fees) arising out of any of the following acts or omissions by itself or by PTLP: (i) any misrepresentation or breach of warranty under this Agreement or any of the other Amended Transaction Documents; (ii) any fraud in connection with the First Loan or the transactions contemplated by this Agreement; (iii) any failure after the occurrence of a Transfer Event or any Event of Default to deliver to First Lender deposits, rents and other funds in respect of the Tower Property or other collateral securing the First Loan received by such party after the occurrence of a Transfer Event or an Event of Default; (iv) any misappropriation, or willful application contrary to the terms of the Amended First Loan Documents, of funds relating to the Tower Property or other collatoral securing the First Loan; and (v) any removal from the Tower Property of any personal property that is part of the collateral securing the First Loan following the occurrence of a Transfer Event or any Event of Default.

         25.08 Tower Certificates
               ------------------

         (a) Pursuant to Paragraph 4 in each of the MetLife Tower Certificate and the PTLP Tower Certificate (said two certificates are herein collectively referred to as the "Tower Certificates" and each individually as a "Tower Certificate"), Sears and ST made certain representations, to their knowledge, concerning the condition of the Tower Property. Pursuant to Paragraph 11(c) in each of the Tower Certificates, Sears and ST have the right, at their election, to discharge all liability in respect of any misrepresentation or breach of warranty set forth in Paragraph 4 of the Tower Certificates by paying certain specified amounts to MetLife and PTLP and relinquishing any and all remaining ownership, economic and other interests in respect of the Tower Property held by Sears and/or ST (excluding, however, Sears obligations to fund the Sears New Loan and the Sears New Contribution). The parties acknowledge and agree that in order to exercise such right Sears and ST shall (i) make payments to MetLife and PTLP in the amounts and to the extent specified in the Tower Certificates and
(ii) release all Sears/ST Lender Interests and transfer to or at the direction of MetLife (or, in the absence of any direction being delivered by MetLife within 15 days after written notice from Sears of Sears exercise of its right, then to or at the direction of PTLP) all Sears/ST Ownership Interests (and, if necessary, the Sears/ST Stock Holdings) by delivery of the same Sears/ST Release Documents and the same Sears/ST Transfer Documents as provided by the Sears/ST Transfer Escrow to be delivered upon a Sears/ST

Default. The parties acknowledge and agree that Sears and ST will not be required to transfer the Sears/ST Stock Holdings unless, for any reason, Sears and ST cannot effect a transfer of the Sears Ownership Interests. In the event of any such transfer of the Sears/ST Ownership Interests and/or the Sears/ST Stock Holdings, MetLife covenants and agrees with PTLP to cause Sears and ST to transfer such interests to PTLP or its Permitted Designee, subject to the Amended First Loan Documents, if a Transfer Event has not occurred. Sears will be deemed to have satisfied its obligation to deliver the Sears/ST Stock Holdings by delivery of a duly authorized and executed stock assignment separate from certificate transferring the common stock and series A preferred stock of ST, together with a representation and warranty that such transfer is free from all liens, claims and encumbrances other than those relating to the Amended Transaction Documents.

         (b) With respect to Paragraph 11 in each of the Tower Certificates concerning a suit or proceeding under either Tower Certificate alleging a misrepresentation or breach of warranty substantially identical to a representation or warranty in the other Tower Certificate, Sears, ST, MetLife and PTLP agree to cooperate in all reasonable ways, at the election of any of said parties, to allow the joinder of MetLife and PTLP in the same suit or proceeding.

         (c) As contemplated by Paragraph 1 in each of the Tower Certificates, Sears covenants and agrees to deliver to MetLife and PTLP audited financial statements for ST for the period from January 1, 1994 through the date hereof (or through October 31, 1994) within ninety (90) days after the date hereof.

         25.09 Release of First Lender by Sears and ST
               ---------------------------------------

         Sears and ST hereby acknowledge and agree that, as of the date hereof, there are no offsets, counterclaims or defenses of any nature whatsoever related to the First Loan, the First Loan Documents or the Amended First Loan Documents or the obligations of Sears and ST thereunder. Without limiting the foregoing, Sears and ST hereby release, waive and discharge First Lender from all liability, claims, damages, causes of action and costs and expenses (including but not limited to attorneys' fees) arising or accruing on or before the date hereof, whether known or unknown, in any manner relating to the First Loan (but excluding from such release, waiver and discharge the obligations of First Lender under this Agreement).

         25.10 Release of Second Lender and Option Holder by Sears and ST
               ----------------------------------------------------------

         Sears and ST hereby acknowledge and agree that, as of the date hereof, there are no offsets, counterclaims or defenses of any nature whatsoever related to the Tower Second Loan, the Tower

Option, the Second Loan Documents, the Option Documents or the Amended Second Loan/Option Documents or the obligations of Sears and ST thereunder. Without limiting the foregoing, Sears and ST hereby release, waive and discharge Second Lender and Option Holder from all liability, claims, damages, causes of action and costs and expenses (including but not limited to attorneys' fees) arising or accruing on or before the date hereof, whether known or unknown, in any manner relating to the Second Loan or the Tower Option (but excluding from such release, waiver and discharge the obligations of Second Lender and Option Holder under this Agreement).

         25.11 Release of First Lender by AEW and PTLP
               ---------------------------------------

         AEW and PTLP acknowledge and agree that, as of the date hereof, there are no claims of any nature whatsoever by or on behalf of AEW or PTLP against First Lender relating to the First Loan or under any agreement between AEW and First Lender relating to the First Loan. Without limiting the foregoing, AEW and PTLP hereby release, waive and discharge First Lender from all liability, claims, damages, causes of action and costs and expenses (including but not limited to attorneys' fees) arising or accruing on or before the date hereof, whether known or unknown in any manner relating to the First Loan (but excluding from such release, waiver and discharge the obligations of First Lender under this Agreement).

                                   SECTION 26

                                     NOTICES
                                     -------

         Any notice, demand, request or other communication which any party hereto may be required or may desire to give hereunder shall be in writing, and shall be deemed to have been given properly if (a) hand delivered, or (b) deposited with a national overnight delivery service in a manner acceptable to such service for delivery, addressed in each case as follows:

         If to Sears:                   Sears, Roebuck and Co.
                                        233 South Wacker Drive
                                        Chicago, Illinois  60684
                                        Attn:  Chief Financial Officer

         If to ST:                      ST Holdings, Inc.
                                        c/o Sears, Roebuck and Co.
                                        233 South Wacker Drive
                                        Chicago, Illinois  60684
                                        Attn:  President
         in each case,
         with copies to:                Sears, Roebuck and Co.
                                        233 South Wacker Drive
                                        Chicago, Illinois  60684
                                        Attn:  General Counsel

                                        Sonnenschein Nath & Rosenthal
                                        8000 Sears Tower
                                        233 South Wacker Drive
                                        Chicago, Illinois  60606
                                        Attn:  Harold D. Shapiro, Esq.

         If to MetLife:                 Metropolitan Life Insurance Company
                                        200 Park Avenue
                                        New York, New York  10166
                                        Attn:  Senior Vice President
                                               Real Estate Investments

         and                            Metropolitan Life Insurance Company
                                        2001 Spring Road, Suite 400
                                        Oak Brook, Illinois  60521
                                        Attn:  Investment Officer
                                               Mortgage Portfolio Services

         in each case,
         with a copy to:                Wilson & McIlvaine
                                        Citicorp Center
                                        500 West Madison Street
                                        Suite 3700
                                        Chicago, Illinois  60661
                                        Attn:  Real Estate Chair

         If to AEW:                     AEW Partners, L. P.
                                        c/o Aldrich, Eastman & Waltch, L.P.
                                        225 Franklin Street
                                        Boston, Massachusetts  02210
                                        Attn:  Mr. Joseph F. Azrack

         If to PTLP:                    PTLP
                                        c/o Aldrich, Eastman & Waltch, Inc.
                                        225 Franklin Street
                                        Boston, Massachusetts  02210
                                        Attn:  J. Grant Monahon, Esq.

         In each case,                  AEW Partners, L. P.
         with a copy to:                c/o Aldrich Eastman & Waltch, L. P.
                                        225 Franklin Street
                                        Boston, Massachusetts  02210
                                        Attn:  Mr. Thomas H. Nolan, Jr.

         in each case,                  Hill & Harlow
         with an additional             One International Place
         copy to:                       Boston, Massachusetts  02114-2607
                                        Attn:  Charles C. Ames, Esq.

or at such other address as the party to be served with notice may have furnished in writing in accordance with the provisions of this Section as a place for the service of notice to the party seeking or desiring to serve notice. Notices shall be effective in all cases solely upon actual receipt.

                                   SECTION 27

                                  MISCELLANEOUS
                                  -------------

         27.01 Agreement Not to Raise Certain Defenses
               ---------------------------------------

         Sears and ST covenant, warrant and agree on a recourse basis that neither Sears, ST nor any Affiliate of Sears shall claim, and AEW and PTLP covenant, warrant and agree on a recourse basis that neither AEW, PTLP nor any Affiliate of AEW shall claim, that the validity or enforceability of this Agreement or any of the other Amended Transaction Documents is subject to a defense or claim based on recharacterization, usury, unconscionability, merger, or the legal theory known as the clogging of the equity of redemption.

         27.02 Brokerage Commissions
               ---------------------

         Each party hereto (hereinafter an "Indemnifying Party") represents and warrants to each other party hereto (hereinafter an "Indemnified Party") that such Indemnifying Party has not dealt with any broker, finder, consultant or similar commission agent (other than LaSalle Partners, Limited, whose compensation Sears hereby covenants and agrees to pay) in connection with the transactions contemplated by this Agreement or any Appendix hereto or any other document or instrument executed and delivered in connection herewith, and such Indemnifying Party agrees to indemnify, defend (with counsel reasonably satisfactory to the Indemnified Party) and hold forever harmless each Indemnified Party against and from any and all claims, costs and liabilities (including without limitation reasonable attorneys' fees) incurred by such Indemnified Party in connection with any claim for compensation, commissions or fees by any such broker, finder, consultant or similar commission agent claiming to have dealt with such Indemnifying Party in connection with the transactions contemplated by this Agreement or any other document or instrument executed and delivered in connection herewith.

         27.03 No Partnership or Joint Venture
               -------------------------------

         Neither anything contained herein nor the acts of the parties hereto shall be construed to create a partnership or joint venture between or among any parties hereto. No party shall be deemed the agent or representative of any other for any purpose.

         27.04 No Third Party Beneficiaries
               ----------------------------

         This Agreement is for the benefit of each of the parties hereto only, and no provision hereof shall be construed as an agreement for the benefit of any person or entity not a party to this Agreement.

         27.05 Jurisdiction and Venue
               ----------------------

         Each party hereby submits to the jurisdiction of the state courts of the State of Illinois and of the United States District Court for the Northern District of Illinois in connection with any suit or proceeding arising in connection with this Agreement or the transactions contemplated hereby, and agrees that venue properly shall lie in any such court.

         27.06 Waiver of Jury Trial
               --------------------

         Each party hereto hereby waives any right to a trial by jury in any action or proceeding to enforce or defend any rights under this Agreement or any document or instrument executed in connection herewith or relating hereto and agrees that any such action or proceeding shall be tried before a court and not before a jury.

         27.07 Remedies Cumulative
               -------------------

         Except as otherwise expressly set forth herein, no right, power or remedy conferred upon or reserved to a party hereto by this Agreement is intended to be exclusive of any other right, power or remedy, but shall be cumulative and concurrent and in addition to any other right, power or remedy given hereunder or under any document or instrument contemplated hereby or executed and delivered in connection herewith or now or hereafter existing under applicable law.

         27.08 Severability
               ------------

         The parties hereto intend and believe that each provision in this Agreement comports with all applicable local, state and federal laws and judicial decisions. However, if any provision in this Agreement is found by a court of law to be in violation of any applicable local, state, or federal law, statute, ordinance, administrative or judicial decision, or public policy, or if in any other respect such a court declares any such provision to be illegal, invalid, unlawful, void or unenforceable as written, then it is the intent of all parties hereto that, consistent with and with a view towards preserving the economic and legal arrangements among the parties hereto as expressed in this Agreement, such provision shall be given force and effect to the fullest possible extent, and that the remainder of this Agreement shall be construed as if such illegal, invalid, unlawful, void, or unenforceable provision was not contained therein, and that the rights, obligations, and interests of the parties under the remainder of this Agreement shall continue in full force and effect.

         27.09 Assignment
               ----------

         Except an otherwise expressly set forth in this Agreement, the rights and obligations of each party hereto may not be assigned without the prior written consent of the remaining parties.

         27.10 Successors and Assigns
               ----------------------

         All representations, warranties, covenants and agreements contained in this Agreement shall inure to the benefit of and shall bind the successors and assigns of the respective parties.

         27.11 Entire Agreement
               ----------------

         This Agreement and the instruments delivered in connection herewith, constitute the entire agreement among the parties with respect to the transactions described herein, and all prior or simultaneous discussions, negotiations and document drafts are merged herein and therein.

         27.12 Modification, Waiver
               --------------------

         Except as otherwise provided in this Agreement, no modification, waiver, or amendment of any provision of this Agreement shall be valid unless the same is in a writing expressly intended for such purpose and signed by each party hereto.

         27.13 Captions
               --------

         The captions and headings of the various Sections of this Agreement and the Exhibits hereto are for convenience of reference only and are not to be considered as defining or limiting in any way the scope or intent of the provisions hereof.

         27.14 Singular and Plural
               -------------------

         Reference to the singular or plural shall be deemed to include the other where the context requires.

         27.15 Holidays and Weekends
               ---------------------

         If any period of time provided for in this Agreement expires on a weekend or bank holiday either in Chicago, Illinois or Boston, Massachusetts, then such time period shall be deemed extended until the next business day in both such cities.

         27.16 Governing Law
               -------------

         This Agreement shall be governed by and construed under the internal laws (and not the conflicts of laws principles) of the State of Illinois.

         27.17 Time is of the Essence
               ----------------------

         Time is hereby declared to be of the essence of this Agreement and of every part hereof.

         27.18 Execution in Counterparts
               -------------------------

         This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first set forth above.

METROPOLITAN LIFE INSURANCE               SEARS, ROEBUCK AND CO., a
COMPANY, a New York corporation           New York corporation


By: /s/ James L. Lipscomb                 By: /s/ Thomas J. Wilson
   -----------------------------------       -----------------------------------
   James L. Lipscomb                         Thomas J. Wilson
   Its:  Vice President                      Its:  Vice President Strategy and
                                                   Analysis

Attest:  /s/ Thomas E. Ward               Attest: /s/ Robert C. Bramlette
       -------------------------------           -------------------------------
       Thomas E. Ward                            Robert C. Bramlette
       Its:  Assistant Secretary                 Its:  Assistant Secretary

ST HOLDINGS, INC.,                        AEW PARTNERS, L.P., a Delaware
a Delaware corporation                    limited partnership

By: /s/ Daniel J. Garrison                By:      AEW/LP, a Delaware
   -----------------------------------             limited partnership,
     Daniel J. Garrison                            Its:  General Partner
     Its:  President

                                          By:      AEW, Inc., a
Attest: /s/ Steven E. Shalik                       Massachusetts
       -------------------------------             corporation
       Steven E. Shalik                            Its:  General Partner
       Its:  Assistant Secretary
                                          By: /s/ Thomas H. Nolan, Jr.
                                             -----------------------------------
                                             Thomas H. Nolan, Jr.
                                             Its:  Vice President


PARTNERS TOWER, L.P., a                   TOWER LEASING, INC., a
Delaware limited partnership              Massachusetts corporation

By:      PARTNERS TOWER                   By: /s/ Thomas H. Nolan, Jr.
         CORPORATION, a Delaware             -----------------------------------
         corporation                         Thomas H. Nolan, Jr.
                                             Its:  President

By: /s/ J. Grant Monahon
   -----------------------------------
   J. Grant Monahon
   Its:  Vice President

                                   SCHEDULE I

                                GENERAL AGREEMENT
                             INDEX OF DEFINED TERMS


        Term                                                   Section
        ----                                                   -------

Accelerated Sears/ST Option Defaults                           9.01(b)
Accelerated Sears/ST Release Events                            9.01(a)
Accelerated Transfer Events                                    8.01(a)
Additional AEW Advances                                        5.05
Additional Interest                                            5.02(b)
Additional IRR Interest                                        5.02(b)
Additional Participating lnterest                              2.01
Additional Sears Advances                                     14.02(b)
Adjustment Date                                                6.01(c)
Adjustment Notice                                              4.04(a)
Aggregate Liabilities                                         10.12
AEW                                                           Intro.Recital
AEW Cash Flow Interests                                        2.01
AEW Documents                                                 24.02(a)(2)
AEW Entity                                                     2.01
AEW L.P.                                                       2.01
AEW Master Lease                                              13.01(a)
AEW Master Lessee                                             13.01(a)
AEW New Lender                                                 2.01
AEW New Loan                                                  14.01
AEW New Loan Advance Guaranty                                 14.01
AEW New Loan Agreement                                        14.01
AEW New Loan Documents                                         2.01
AEW New Loan Mortgage                                         14.01
AEW New Loan Note                                             14.01
AEW Real Estate Assets                                        24.01(a)(1)
AEW Release/Transfer Documents                                 8.02(a)
AEW Transfer Escrow                                            8.02(a)
AEW Tower Bankruptcy Proceeding                                2.01
Affiliate                                                      2.01
Agreement and Release                                         25.01(a)
Amended CDSR Agreement                                        16.01(a)
Amended First Loan Documents                                   1.01(b)
Amended First Mortgage                                         4.07
Amended First Notes                                            2.01
Amended Note A                                                 4.01
Amended Note B                                                 4.01
Amended Note C                                                 4.01
Amended Option Agreement                                       5.03
Amended Option Documents                                       1.02(b)

Amended Second Loan Documents                                  1.02(b)
Amended Second Loan/Option Documents                           1.02(b)
Amended Second Mortgage                                        5.04(a)
Amended Tower Second Note                                      5.01
Amended Transaction Documents                                  1.02(b)
Amendment to First Mortgage                                    4.07
Amendment to Second Mortgage                                   5.04(a)
Appraisal Notice                                               4.03(b)(iii)
Approved Annual Budget                                         6.06(d)
Approved Auditor                                               2.01
Approved Updated Annual Budget                                 6.06(d)
Assigned First Loan Rights                                     4.10(a)
Assignment and Assumption                                      2.01
Auditor's CFD Statement                                        6.04(d)
Bankruptcy Code                                                2.01
Bankruptcy Proceeding                                          2.01
Base Debt Prepayment Fee                                       4.05(a)
Base Interest                                                  5.02(b)
Bona Fide Sale                                                 7.04(g)
Business Day                                                   2.01
Cash Flow                                                      6.01(b)
Cash Flow and Distribution Statement                           6.04(a)
CDSR                                                           2.01
Chicago Experience and Skydeck                                 Recital E
Collateral Assignor                                            3.04(a)
Collateral Event of Default                                    3.04(a)
Combined Tower Property                                       12.02
Consensual Tower Bankruptcy Proceeding                         2.01
Control                                                        2.01
Condemnation                                                   7.04(f)(vi)
Condemnation Expenses                                          7.04(f)(vi)
Condemnation Proceeds                                          7.04(f)(vi)
CRA                                                           16.03
CRA Agreement                                                 16.03
Determination Date                                            24.02(a)(3)
Determined Rate                                                4.04(c)
Determined Value                                               7.02(c)
Directed Party                                                 1.03(b)
Directing Parties                                              1.03(b)
Discounted Determination Payment                               7.02(c)
Disposition Proceeds                                           7.04(f)
Distribution Priorities                                        2.01
Early Determination Sale                                       7.02(b)(i)
Election Notice                                                4.03(b)(iii)
Event of Default                                               2.01
Excess Real Estate Taxes                                      16.01(b)
Exercise Price                                                10.12
Extended Maturity Date                                         4.03(a)
Excluded Property                                             12.02
Extended Term                                                  4.03(a)
Extension DSCR                                                 4.03(b)
Extension Election Notice                                      4.03(b)

Extension LVR                                                  4.03(b)
Extension Notice                                               4.03(b)
Extension Rate                                                 4.03(b)(i)
Extension Period Interest                                      4.02(b)
Extension Notice                                               4.03(b)(iii)
Extension Rate Notice                                          4.03(b)
EY                                                            17.04
EY Lease                                                      17.04
Fair Market Value                                              7.04(m)
FC                                                             1.04
Final Participation Determination                              7.02(a)
Financing                                                      7.04(j)
Financing Proceeds                                             7.04(k)
Financing Expenses                                             7.04(l)
First Lender                                                   Recital A or 2.01
First Lender Cash Flow Interests                               2.01
First Lender Forbearance Period                                2.01
First Loan                                                     Recital A
First Loan Base Debt                                           2.01
First Loan Documents                                           Recital B
First Loan Maturity Date                                       4.03(a)
First Loan Modification Documents                              1.01(a)
First Mortgage                                                 Recital B
First Notes                                                    Recital A
Forbearance Agreement                                          2.01
Foreclosure Action                                             2.01
Franklin Center                                                2.03
Franklin Center Loan                                           Recital C
Franklin Center Note                                           Recital C
Franklin Center Option                                         2.01
Franklin Center Option Agreement                               2.01
Franklin Center Documents                                      1.04
Grantor                                                       12.01(a)
Grantor Trust                                                 12.01(a)
Grantor Trustee                                               12.01(a)
Grantor Trustee Expenses                                      12.05
Grantor Trust Agreement                                       12.01
IBM Landlord                                                  17.04
IBM Lease                                                     17.04
IBM Indemnity Obligations                                     17.04
IBM Sears Separate Agreement                                  17.04
IBM Space Assumption Agreement                                17.04
Income Taxes                                                  23.05(a)
Increased Second Priority Amount                               6.02(f)
Indemnifed Party                                              27.01
Indemnifying Party                                            27.01
Initial Approved Annual Budget                                 6.06(d)
Initial Valuation Date                                        24.02(a)(2)
Institutional Investor                                         2.01
Institutional Lender                                          19.14(b)
Interval Period                                                4.04(b)
Involuntary Tower Bankruptcy Proceeding                        2.01

IRR Amount                                                     2.01
Land Trust                                                     Recital F
Land Trustee                                                   Recital F
Leasing Guidelines                                            17.02
Leasing Plan                                                  17.02
Lender                                                         3.04
Lenders                                                        2.01
Levy Agreement                                                17.05
Levy Facilities Management Agreement                          17.05
Levy Facilities                                               17.05
Levy Lease                                                    17.05
Levy Note                                                     17.05
Levy Obligations                                               2.01
Levy Restaurants                                              17.05
LTLP                                                          17.05
Major Casualty                                                 7.04(f)(v)
Master Lease                                                  13.02
Master Lessee                                                 13.02
Master Lessee's Rent                                           2.01
Master Lessor                                                 13.01(a)
MetLife                                                        Intro Recital
MetLife Master Lease                                          13.02
MetLife Master Lessee                                         13.02
MetLife Tower Certificate                                     25.01(b)
Minimum Interest                                               4.02(b)
Minor Casualty                                                 7.04(f)(v)
Net Insurance Proceeds                                         7.04(f)(v)
New Collateral Security Documents                              3.03(e)
NLCR                                                          14.05(b)
NLCR Agreement                                                14.05(b)
Non-Qualified Investor/Advisor                                 2.01
Note Prepayment Fee                                            4.06(a)
Notice of Selected Appraisers                                  4.03(b)(iii)
Obligations                                                    3.04(a)
Option Agreement                                               Recital D
Option Documents                                               Recital D
Option Holder                                                  Recital D
Option Mortgage                                                Recital D
Ordinary Cash Flow                                             7.04(c)
Other Parties                                                 24.01(a)
Outside Determination Date                                     7.02(a)
Ownership Interests                                            2.01
Participating Interest                                         4.02(b)
Permitted Designee                                             2.01
Permitted Participant                                          4.10
Preference Determination Payment                               7.02(c)
PTC                                                           20.03(a)
PTLP                                                          Intro Recital
PTLP Tower Certificate                                        25.02(b)
Proposed Updated Annual Budget                                 6.06(e)
Qualified Hold-Backs                                           7.04(i)
Qualified Institutional Advisor                                2.01

Qualified Transferee                                              2.01
Rate Adjustment                                                   4.04
Rate Increment                                                    4.04(a)
Refinancing                                                       4.11(a)
Refinancing Lender                                                4.11(a)
Release and Agreement                                            25.02(a)
REOC                                                             24.01(a)(3)
REOC Regulations                                                 24.01(a)(3)
Restated Indemnity Agreement                                     25.01(a)
Restoration                                                       7.04(f)(v)
Riverwoods Documents                                              1.05
Riverwoods Property                                               2.01
ST                                                                Intro. Recital
ST Intercompany Liabilities                                       9.03(k)
ST Restaurant Losses                                             17.05
Sale Expenses                                                     7.04(i)
Sale Proceeds                                                     7.04(h)
Sears                                                             Intro. Recital
Sears Cash Flow Interests                                         2.01
Sears Contribution                                               14.02(a)
Sears Contribution Agreement                                     14.02
Sears Corporate Lease                                             2.01
Sears Entity                                                      2.01
Sears Income Taxes                                               23.05(a)
Sears Lender Documents                                            2.01
Sears License Agreement                                           2.01
Sears New Loan                                                   14.02(a)
Sears New Loan Agreement                                         14.02(a)
Sears New Loan Note                                               2.01
Sears New Loan/Contribution                                      14.02
Sears New Loan/Redevelopment Mortgage                            14.02
Sears New Note                                                   14.02(a)
Sears Recourse Provisions                                        25.01(c)
Sears Redevelopment Cost Obligation                              15.01(a)
Sears Tower                                                       Recital B
Sears/ST Defaults                                                 9.01(a)
Sears/ST General Default                                          9.03(a)
Sears/ST Lender Interests                                         9.02
Sears/ST Interests                                                2.01
Sears/ST Ownership Interests                                      9.02(a)
Sears/ST Release Documents                                        9.02(a)
Sears/ST Release Event                                            9.01(a)
Sears/ST Special Default                                          9.02(c)
Sears/ST Stock Holdings                                           9.02(a)
Sears/ST Tower Bankruptcy Proceeding                              2.01
Sears/ST Transfer Documents                                       9.02(a)
Sears/ST Transfer Escrow                                          9.02
Second Lender                                                     Recital C
Second Lender Cash Flow Interests                                 2.01
Second Lender Forbearance Period                                  2.01
Second Loan Agreement                                             Recital C
Second Loan Documents                                             Recital C

Second Loan/Option Modification Documents                         1.02(a)
Second Mortgage                                                   Recital C
Selected Appraisers                                               4.03(b)(iii)
Second Priority Amount                                            2.01
Skydeck                                                           Recital E
Skydeck Business                                                  Recital E
Special Amendment Documents                                       1.03(b)
Special Purpose Entity                                           19.14(a)
Stated Interest                                                   4.02(b)
Stated Maturity Date                                              4.03(a)
Submission Notice                                                 4.03(b)(iii)
Subordinate Party                                                10.09(a)
Tax Dispute                                                      23.04
Tax Indemnified Parties                                          23.05(b)
Tax Information Statement                                        23.01
Tax Proceeding                                                   23.05(c)
THI                                                               Recital E
Third Mortgage                                                    Recital C
TLI                                                               Intro. Recital
Tower Bankruptcy Proceeding                                       2.01
Tower Certificate                                                25.08(a)
Tower Certificates                                               25.08(a)
Tower Expenses                                                    7.04(e)
Tower Gross Revenues                                              7.04(d)
Tower Management Agreement                                       17.03
Tower Manager                                                    17.03
Tower Option                                                      Recital D
Tower Owner                                                       2.01
Tower Personal Property                                           Recital B
Tower Property                                                    Recital B
Tower Real Property                                               Recital B
Tower Second Note                                                 Recital C
Tower Second Loan                                                 Recital C
Transfer Event                                                    8.01(a)
Two-Party Documents                                               1.03

                                   EXHIBIT "A"

                    LEGAL DESCRIPTION OF TOWER REAL PROPERTY

PARCEL 1

Lots 1 to 12, both inclusive, and all of vacated Quincy Street lying South of and adjoining said Lots 1 to 6 and lying West of and adjoining the East line of said Lot 1 extended South to the East line of Lot 12 and lying East of and adjoining the West line of said Lot 6 extended South to the West line of Lot 7 in Pearson's Subdivision of Block 83 in School Section Addition to Chicago in
Section 16, Township 39 North, Range 14, East of the Third Principal Meridian, in Cook County, Illinois.

PARCEL 2

Easements in favor of Parcel 1 as created by Deed of Easement dated July 2, 1990 and recorded July 2, 1990, as Document Number 90314601, and amended by First Amendment to Deed of Easement dated as of June 20, 1994 and recorded July 18, 1994 as Document 94622663 made by Chicago Title and Trust Company, as Trustee under a Trust Agreement dated June 12, 1990, and known as Trust No. 1095842 on, over and across the following described property:

That part of Block 92 lying North of the North line of West Quincy Street in School Section Addition to Chicago, in Section 16, Township 39 North, Range 14 East of the Third Principal Meridian, in Cook County, Illinois.

Property Address:  Sears Tower
                   233 South Wacker Drive
                   Chicago, Illinois  60606

Tax Parcel:        17-16-216-009-0000

Exhibit B         MetLife Documents

Exhibit C         AEW Documents

Exhibit D-1       Two-Party Documents

Exhibit D-2       Special Amendment Documents

Exhibit D-3       Other Amended Transaction Documents

Exhibit E-1       Franklin Center Documents

Exhibit E-2       Riverwood Documents

Exhibit F         List of Approved Auditors

Exhibit G         List and Priority of Amended Transaction Documents to be
                  Recorded or Filed

                                  EXHIBIT H-1
                                  -----------
                       RATE ADJUSTMENT SAMPLE CALCULATION;
                              AMENDED NOTES B AND C

EXAMPLE ONE - MINIMUM ADJUSTED RATE EXCEEDS FIRST LENDER RATE

I.      Given Information - Notes B and C
        ---------------------------------

        Principal Balance:                    $100,000,000 (each)
        Determination Date:                   June 1, 1996
        Adjustment Date:                      July 2, 1996
        Last Day of Next Interval Period:     July 1, 1999 ("Last Interval Day")
        First Lender's Best Rate for
          Commercial Mortgages:               .075 (7.5%)
        Minimum Rate Increment:               75 basis points
        Maximum Rate Increment:               175 basis points


II.     Derivation of Treasury Rate

        Derived Treasury Rate used to determine the Adjusted Rate: .0701 (7.01%)

        The aforementioned Treasury Rate was derived by interpolating between the two U.S. Treasury Rates with terms that are the closest to and are longer and shorter than the term of the period between the Determination Date and the last day of the next Interval Period. The following outlines this calculation:

        Time Period between Determination Date and the last day of the next Interval Period: 1,125 days.

        Treasury Rates used (as of 6/01/96):     4     year (1,460 days) - .0729
                                            -----------                    -----
                                           (Longer term)

                                                 3     year (1,095 days) - .0608
                                            -----------                    -----
                                           (Shorter term)

        Treasury Rate Interpolation Calculation:

        Derived Treasury Rate = shorter term rate + ((longer term rate - shorter term rate) x ((# of days to Last Interval Day - # of days in shorter term)/ # of days difference between longer term and shorter term))

                              = .0698 + ((.0729 - .0698) x ((1,125-1,095/365))
                              = .0698 + (.0031 x (30/365))
                              = .0701 (7.01%)

EXHIBIT H-1
Page 2


III.    Determination of Adjusted Rate

        A.   Minimum Adjusted Rate

             Derived Treasury Rate                    .0701
             Minimum Rate Increment                  +.0075
                                                      -----
             Minimum Adjusted Rate                    .0776  (7.76%)

        B.   Maximum Adjusted Rate

             Derived Treasury Rate                    .0701
             Maximum Rate Increment                  +.0175
                                                      -----
             Maximum Calculated Adjusted Rate         .0876  (8.76%)

        C.   Adjusted Rate Determination

             Since the First Lender's Best Rate for Commercial Mortgages (7.5%) is less than the Minimum Adjusted Rate, the Adjusted Rate must be adjusted upward to at least 7.76%.

             The Maximum Calculated Adjusted Rate is 8.76%. However, the maximum Applicable Rate for Amended Notes B and C per the General Agreement is 8%. Accordingly, in this example, the final Adjusted Rate could fall in a range from 7.76% to 8%.

             ADJUSTED RATE RANGE: 7.76% - 8.00%

IV.     Calculation of the Monthly Payment

        Adjusted Rate:             7.76%
        Principal Balance:  $100,000,000

        Monthly Payment =   $100,000,000      X       .0776 X (30/360)

                        =       $646,667

        NEW ADJUSTED MONTHLY PAYMENT: $646,667 for Notes B and C (each).

EXHIBIT H-1
Page 3


EXAMPLE TWO - FIRST LENDER RATE EXCEEDS MAXIMUM ADJUSTED RATE


I.      Given Information - Notes B and C
        ---------------------------------

        Principal Balance:                    100,000,000 (each)
        Determination Date:                   June 1, 1996
        Adjustment Date:                      July 2, 1996
        Last Day of Next Interval Period:     July 1, 1999 ("Last Interval Day")
        First Lender's Best Rate for
           Commercial Mortgages:              .08 (8.0%)
        Minimum Rate Increment:               75 basis points
        Maximum Rate Increment:               175 basis points


II.     Derivation of Treasury Rate

        Derived Treasury Rate used to determine the Adjusted Rate: .0606 (6.06%)

        The aforementioned treasury rate was derived by interpolating between the two U.S. Treasury Rates with terms that are the closest to and are longer and shorter than the term of the period between the Determination Date and the last day of the next Interval Period. The following outlines this calculation:

        Time Period between Determination Date and the last day of the next Interval Period: 1,125 days.

        Treasury Rates used (as of 6/01/96):     4     year (1,460 days) - .0629
                                            -----------                    -----
                                           (Longer term)

                                                 3     year (1,095 days) - .0604
                                            -----------                    -----
                                           (Shorter term)

        Treasury Rate Interpolation Calculation:

        Derived Treasury Rate = shorter term rate + ((longer term rate - shorter term rate) x ((# of days to Last Interval Day - # of days in shorter term) / # of days difference between longer term and shorter term))
                              = .0604 + ((.0629 - .0604) x ((1,125 - 1,095/365))
                              = .0604 + (.0025 x (30/365))
                              = .0606 (6.06%)

EXHIBIT H-1
Page 4


III.    Determination of Adjusted Rate

        A.   Minimum Adjusted Rate

             Derived Treasury Rate                      .0606
             Minimum Rate Increment                    +.0075
                                                        -----
             Minimum Adjusted Rate                      .0681  (6.81%)

        B.   Maximum Adjusted Rate

             Derived Treasury Rate                      .0606
             Maximum Rate Increment                    +.0175
                                                        -----
             Maximum Calculated Adjusted Rate           .0781 (7.81%)

        C.   Adjusted Rate Determination

             Since the First Lender's Best Rate for Commercial Mortgages (8.0%) exceeds the Maximum Calculated Adjusted Rate (7.81%), the Adjusted Rate must be adjusted down from the First Lender's rate to 7.81%.

             ADJUSTED RATE: 7.81%

IV.     Calculation of the Monthly Payment

        Adjusted Rate:      7.81%
        Principal Balance:  $100,000,000

        Monthly Payment   = $100,000,000  X  .0781  X  (30/360)

                          = $650,833

NEW ADJUSTED MONTHLY PAYMENT: $650,833 for notes B and C (each)

                                   EXHIBIT H-2
                            BASE DEBT PREPAYMENT FEE
                               SAMPLE CALCULATION


I.       Given Information  -  Note A

         Principal Balance:                         $400,000,000
         Prepayment Calculation Date:               April 17, 1997
         Prepayment Date:                           May 2, 1997
         Maturity Date:                             July 2, 2005

II.      Derivation of Treasury Rate

         Derived Treasury Rate used to determine Prepayment Fee: .0824 (8.24%)

         The aforementioned Treasury Rate was derived by interpolating between the two U.S. Treasury Rates with terms that are the closest to and are longer and shorter than the term of the period between the prepayment date and the Maturity Date and adding 75 basis points (100 basis points if the prepayment date is after the tenth (10th) anniversary of the Advance Date) to the result. The following outlines this calculation:

         Time Period between Prepayment Date and Maturity Date: 8 yrs.   2 mos.
                                                               ---      ---
                                                 (98 months total or 2,980 days)

         U.S. Treasury Rates used (as of 4/17/97): 10 year - .0825 (3,650 days)
                                                  ----       -----
                                                   (Longer term)

                                                    7 year - .0700 (2,555 days)
                                                  ----       -----
                                                   (Shorter term)

         Treasury Rate Interpolation Calculation:

         Interpolated Treasury Rate = shorter term rate + ((longer term rate -
                                      shorter term rate) x ((# of days to
                                      Maturity - # of days in shorter term) / # of days difference between longer term and shorter term))

                                    = .0700 + ((.0825 - .0700) x ((2,980 -
                                      2,555)/1,095))

                                    = .0700 + (.0125 x (425/1,095))

                                    = .0749 (7.49%)

         Derived Treasury Rate      = Interpolated Treasury Rate + 75 basis
                                      points

                                    = .0749  +  .0075

                                    = .0824  (8.24%)

EXHIBIT H-2
Page 2


III.     Determination of Present Value of Income Stream

         A.   Given Information (Note A)

              Derived Treasury Rate                     .0824  (8.24%)
              Applicable Rate                           .0990  (9.90%)
              Principal @ Maturity                       $400,000,000
              Outstanding Principal at Prepayment:       $400,000,000
              Monthly Interest Payments:                   $3,300,000
              (@ the Applicable Rate)
              Number of months to maturity:              98

         B.   Determination of Discount Rate

              Convert the Derived Treasury Rate to a monthly rate.

              Discount Rate  =  Derived Treasury Rate/12
                             =         .0824/12
                             =         .00687

         C.   Calculation of Present Value

              Using a financial calculator or other financial function tool, use the following given inputs and solve for the Present Value (PV).

              Given:

              Future Value (FV)  =       $403,300,000 (paid on the 98th month)
              Monthly Payment (PMT)  =     $3,300,000 (97 monthly payments)
              Interest Rate (I)  =             .00687 (.687%) (Discount Rate)
              Time (N)  =                          98 (months)

              Solve For:

              Present Value (PV)  =      $440,960,283


         D.   Calculation of Base Debt Prepayment Fee For Note A

              Base Debt Prepayment Fee = Present Value - Outstanding Principal on the date of Prepayment

              BASE DEBT PREPAYMENT FEE FOR NOTE A  = $440,960,283 - $400,000,000

                                                   = $40,960,283 For Note A

EXHIBIT H-2
Page 3


IV.      Given Information  -  Notes B and C
         -----------------------------------

         Principal Balance:                 $200,000,000 ($100,000,000 Each)
         Prepayment Calculation Date:       April 17, 1997
         Prepayment Date:                   May 2, 1997
         Next Adjustment Date:              July 2, 2000

V.       Derivation of Treasury Rate

         Derived Treasury Rate used to determine Prepayment Fee: .0390 (3.90%)

         The aforementioned Treasury Rate was derived by interpolating between the two U.S. Treasury Rates with terms that are the closest to and are higher and longer and shorter than the term of the period between the prepayment date and the Maturity Date and adding 75 basis points (100 basis points if the prepayment date is after the tenth (10th) anniversary of the Advance Date) to the result. The following outlines this calculation:

         Time Period between Prepayment Date and Maturity Date: 3 yrs. 2 mos.
                                                               ---    ---
                                                               (38 months total
                                                               or 1,157 days)

         U.S. Treasury Rates used (as of 4/17/97):  5  year - .0475 (1,825 days)
                                                  -----       -----
                                                  (Longer term)

                                                    3  year - .0300 (1,095 days)
                                                  -----       -----
                                                  (Shorter term)

         Treasury Rate Interpolation Calculation:

         Interpolated Treasury = shorter term rate + ((longer term rate -
         Rate shorter term rate) x ((# of days to Maturity - # of days in shorter term) / # of days difference between longer term and shorter term))

                               = .0300 + ((.0475 - .0300) x ((1,157 -
                                 1,095/730))

                               = .0300 + (.0175  x  (62/730))

                               = .0315 (3.15%)

         Derived Treasury Rate = Interpolated Treasury Rate + 75 basis points

                               = .0315  +  .0075

                               = .0390  (3.90%)

EXHIBIT H-2
Page 4



VI.      Determination of Present Value of Income Stream

         A.  Given Information (For Notes B and C)

             Derived Treasury Rate                     .0390 (3.90%)
             Applicable Rate (Assumed)                 .0775 (7.75%)
             Principal @ Maturity                      $100,000,000 (Each B & C)
             Outstanding Principal at Prepayment:      $100,000,000 (Each B & C)
             Monthly Interest Payments:                $645,833
             (@ the Applicable Rate)
             Number of months to next adjustment date: 38

         B.  Determination of Discount Rate

             Convert the Derived Treasury Rate to a monthly rate.

             Discount Rate   =  Derived Treasury Rate/12
                             =        .0390/12
                             =        .00325

         C.  Calculation of Present Value

             Using a financial calculator or other financial function tool, use the following given inputs and solve for the Present Value (PV).

             Given:

             Future Value (FV)  =       $100,645,833   (paid on the 38th month)
             Monthly Payment (PMT)  =       $645,833   (37 monthly payments)
             Interest Rate (I)  =             .00325   (.325%) (Discount Rate)
             Time (N)  =                          38   (months)
             Solve For:
             Present Value (PV)  =      $112,022,319


         D.  Calculation of Base Debt Prepayment Fee for each Note B and C

             Base Debt Prepayment Fee = Present Value - Outstanding Principal on the date of Prepayment

             BASE DEBT PREPAYMENT FEE =  $112,022,319 - $100,000,000

                                      =  $12,022,319 for Notes B and C each

EXHIBIT H-2
Page 5


VII.     Calculation of Total Base Debt Prepayment Fee:

         Sum of Prepayment Fees for Notes A, B and C

                 Note A = $40,960,283
                 Note B = $12,022,319
                 Note C = $12,022,319
                          -----------

                          $65,004,921
                          ===========

                                   EXHIBIT H-3
                            YIELD RESTORATION AMOUNT
                               SAMPLE CALCULATION

                                                   FIRST LOAN ANNUAL DEBT
                                                   SERVICE PAYMENTS AND
YEAR                                               DISTRIBUTION PRIORITIES
----                                               -----------------------

Initial Investment                                     ($600,000,000)
Debt Service Payments - Year 1                           $59,192,000
Debt Service Payments - Year 2                           $59,260,000
Debt Service Payments - Year 3                           $22,298,000
Debt Service Payments - Year 4                           $20,000,000
Debt Service Payments - Year 5                           $20,000,000
Year 6 Payments                                         $742,532,500

IRR=                                                          8.6858%


--------------------------------------------------------------------------------
Verification using HP12C Calculator

Keystrokes                           Display                  Notes
----------                           -------                  -----

(f) Fin                                                       Clears Register
(f) 4                                                         Sets display to 4
600,000,000 CHS (g) CFo              -600,000,000
59,192,000  (g)  CFj                   59,129,000
59,260,000  (g)  CFj                   59,260,000
22,298,000  (g)  CFj                   22,298,000
20,000,000  (g)  CFj                   20,000,000
20,000,000  (g)  CFj                   20,000,000
742,532,500  (g)  CFj                 742,532,500             Includes Principal
RCL N                                 6
(f) IRR                               8.6858

--------------------------------------------------------------------------------
Note: The Yield Restoration Amount is calculated by determining the number through trial and error that, which added to the subtotal of all other payments made to the First Loan Holder, will provide an IRR to the first Loan Holder of 8.6858%.


EXHIBIT I(1) - DETAIL - DISTRIBUTION PRIORITIES 1 THROUGH 7:
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      SRS NEW LN UNPD INTx4 (METLIFE)    $27,720,000
GIVEN:                                                                                SEARS CONTRIBUTION (MET)           $36,000,000
PROPERTY M.V. IN YR. 15              $2,000,000,000                                   AEW NEW LOAN BALANCE               $15,000,000
FIRST LOAN PRINCIPAL BALANCE           $600,000,000                                   AEW NEW LOAN UNPAID INTEREST       $11,550,000
FIRST LOAN UNPAID INTEREST             $116,850,000                                   SEARS NEW LOAN BALANCE (SEARS)      $9,000,000
TOWER 2ND LOAN PRINCIPAL BALANCE       $215,250,000                                   SEARS NEW LOAN UNPAID INTEREST      $6,930,000
TOWER 2ND LOAN UNPAID INTEREST         $190,603,875                                   UNAMORT. REDEVELOPMENT             $54,000,000
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
FIRST DISTRIBUTION PRIORITY:                                                          STEP 1:
FIRST LOAN PRINCIPAL, PREPAYMENT            FIRST LOAN PRINCIPAL        $600,000,000  PROPERTY MARKET VALUE YR. 15    $2,000,000,000
PREMIUM AND UNPAID INTEREST                 FIRST LOAN UNPAID INT.      $116,850,000  LESS: UNPAID MINIMUM INTEREST                0
                                            PREPAYMENT PREMIUM                    $0        UNPAID CONT. MIN. INT.                 0
                                                                                            UNPAID ADD. INT.             116,850,000
                                                                                            UNPAID EXTENSION INT.                  0
                                                                                            PREPAYMENT PREMIUM                     0
                                                                                            PRINCIPAL                    600,000,000
                                                                                                                      --------------
                                                                                                         SUB-TOTAL    $1,283,150,000
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
SECOND DISTRIBUTION PRIORITY:                                                         STEP 2:
NEW LOANS PRINCIPAL, TOWER SECOND           2ND PRIOR. AMT.             $90,000,000
LOAN PRINCIPAL, AND FIRST LOAN                                                              AEW NEW LOAN                  15,000,000
FURTHER INTEREST                            FIRST LOAN SHARE =                   40%        TOWER SECOND LOAN             30,000,000
                                            SEARS SHARE =                        10%        SEARS                          9,000,000
                                            2ND/AEW NEW LOAN SHARE               50%        FIRST LOAN                    36,000,000
                                                                                                                      --------------
                                                                                                                      $1,193,150,000

------------------------------------------------------------------------------------------------------------------------------------
THIRD DISTRIBUTION PRIORITY:                                                          STEP 3:
TOWER SECOND LOAN PRINCIPAL                 TOWER 2ND PRIN. BAL.       $215,250,000
AND FIRST LOAN PARTICIPATING INTEREST       LESS 2ND PRIOR. EXCESS      $30,000,000         TOWER SECOND LOAN(90%)       185,250,000
                                            REMAIN. PRIN.              $185,250,000         FIRST LOAN(10%)               20,583,000
                                                                                                                        ------------
PRO-RATA DISTRIBUTION - 10% OF C.F. TO      GROSS UP FACTOR                      90%                     SUB-TOTAL      $987,317,000
FIRST LOAN AS PARTICIPATING INTEREST        PRINCIPAL GROSSED UP       $205,833,000
AND 90% OF C.F. AS PRINCIPAL PMT. OF        FIRST LOAN =                        10%
TOWER SECOND LOAN - UNTIL TOWER SECOND      TOWER SECOND =                      90%
PRINCIPAL PAID IN FULL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
FOURTH DISTRIBUTION PRIORITY:                                                         STEP 4:
NEW LOANS INTEREST, TOWER SECOND LOAN       2ND TOW. UNPAID INTEREST.  $190,603,875
INTEREST, AND FIRST LOAN PARTICIPATING      AEW NEW LN UNPAID INT.      $11,550,000         FIRST LOAN (10%)              26,311,500
INTEREST AND FURTHER INTEREST -             SRS NEW LN UNPD INT +4X     $34,650,000         TOWER SECOND/SEARS/
                                            TOT. SEARS/AEW UNPD. INT.  $236,803,875           FIRST LOAN (90%)           236,803,500
                                                                                                                         -----------
PRO-RATA DISTRIBUTION - 10% TO FIRST           GROSS UP FACTOR                  90%                      SUB-TOTAL      $724,202,000
LOAN AS PARTICIPATING INTEREST AND 90%      UNPAID INT. GROSSED UP     $263,115,000
TO TOWER SECOND LOAN, AEW NEW LENDER,       FIRST LOAN =                        10%
SEARS AND FIRST LOAN AS INTEREST            TOWER 2ND/SEARS/1ST LN =            90%

90% PORTION TO BE DISTRIBUTED PRO-RATA      90% PORTION ALLOCATION:
BASED UPON PROPORTIONATE AMOUNT                TOWER 2ND ALLOCATION          85.37%
OUTSTANDING - FIRST LOAN TO RECEIVE            SEARS ALLOCATION              14.63%
80% OF SEARS ALLOCATION AS FURTHER               SEARS ADJ. ALLOCATION        2.93%
INTEREST                                         1ST LN. SHARE OF SEARS
                                                   ALLOCATION                11.71%
------------------------------------------------------------------------------------------------------------------------------------

EXHIBIT I(2) - DETAIL - DISTRIBUTION PRIORITIES 1 THROUGH 7:


------------------------------------------------------------------------------------------------------------------------------------
FIFTH DISTRIBUTION PRIORITY:                                                          STEP 5:
SEARS REDEVELOPMENT COSTS AND FIRST
LOAN PARTICIPATING INTEREST                 UNAMORT. REDEV. COSTS       $54,000,000         FIRST LOAN (20%)              13,500,000
                                              GROSS UP FACTOR                   80%         SEARS (80%)                   54,000,000
                                                                                                                        ------------
PRO-RATA DISTRIBUTION - 20% OF C.F. TO      REDEV. GROSSED UP           $67,500,000                      SUB-TOTAL      $656,702,000
FIRST LOAN AND 80% OF C.F. TO SEARS         FIRST LOAN =                        20%
UNTIL REDEVELOPMENT.  COST OBLIGATION       SEARS =                             80%
IS PAID IN FULL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
SIXTH DISTRIBUTION PRIORITY:                DISTRIBUTION AMOUNT        $160,600,000   STEP 6:
FIRST LOAN PARTICIPATING INTEREST AND
TOWER SECOND LOAN ADDITIONAL INTEREST -     FIRST LOAN =                        20%         FIRST LOAN (20%)              32,120,000
DISTRIBUTION ON A PRO-RATA BASIS UNTIL      TOWER SECOND LOAN =                 80%         TOWER SECOND (80%)           128,480,000
                                                                                                                        ------------
LENDERS RECEIVE AN IRR EQUAL TO 8.6858%                                                                  SUB-TOTAL      $496,102,000
                                            IRR (TARGET IRR= 8.6858%)       8.6858%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
SEVENTH DISTRIBUTION PRIORITY:                                                        STEP 7:
FIRST LOAN PARTICIPATING INTEREST,
UNTIL FIRST LENDER'S RIGHT TO               MET SHARE =                      20.00%         FIRST LOAN (20%)              99,220,400
PARTICIPATING INTEREST UNDER THE            AEW SHARE =                      50.00%         TOWER SECOND(50%)            248,051,000
AMENDED FIRST NOTES TERMINATES,                                             -------                                      -----------
TOWER SECOND LOAN ADDITIONAL INTEREST       TOWER OWNER =                   BALANCE         BALANCE REMAINING FOR        148,830,600
UNTIL SECOND LENDER'S RIGHT TO ADDITIONAL                                                     TWR OWNR DISTR.
PARTICIPATING INTEREST MADE UNDER THE
TOWER SECOND NOTE TERMINATES, AND RETURN
TO TOWER OWNER

------------------------------------------------------------------------------------------------------------------------------------

EXHIBIT I(3) - DETAIL - DISTRIBUTION PRIORITIES 1 THROUGH 7 - ALLOCATIONS:

                                                                                             TOWER                          AEW
                       FIRIST LOAN    FIRST                        SEARS       TOWER         SECOND           AEW           NEW
                         PARTICI-      LOAN         SEARS        REDEVELOP-    SECOND         LOAN            NEW           LOAN
                         PATING      FURTHER         NEW            MENT        LOAN         UNPAID           LOAN         UNPAID
                        INTEREST     INTEREST       LOAN           COSTS      PRINCIPAL     INTEREST        PRINCIPAL     INTEREST
                        --------     --------       ----           -----      ---------     --------        ---------     --------
FIRST DISTRIBUTION
PRIORITY - STEP 1:         N/A          N/A           N/A          N/A          N/A            N/A            N/A           N/A

SECOND DISTRIBUTION
PRIORITY - STEP 1:         N/A      $36,000,000  $ 9,000,000       N/A       $ 30,000,000      N/A        $15,000,000       N/A

THIRD DISTRIBUTION
PRIORITY - STEP 1:     $ 20,583,000      N/A          N/A          N/A       $185,250,000      N/A            N/A           N/A

FOURTH DISTRIBUTION
PRIORITY - STEP 1:     $ 26,311,500  $27,719,956  $ 6,929,989      N/A          N/A        $190,604,000       N/A       $11,550,000

FIFTH DISTRIBUTION
PRIORITY - STEP 1:     $ 13,500,000      N/A          N/A       $54,000,000     N/A            N/A            N/A           N/A

SIXTH DISTRIBUTION
PRIORITY - STEP 1:     $ 32,120,000      N/A          N/A          N/A          N/A            N/A            N/A           N/A

TOTAL USED FOR
IRR CALCULATION:       $ 92,514,500  $63,719,956      N/A          N/A       $215,250,000   $190,604,000   $15,000,000   $11,550,000

SEVENTH DISTRIBUTION
PRIORITY - STEP 1:     $ 99,220,400      N/A          N/A          N/A          N/A            N/A            N/A           N/A

               TOTAL   $191,734,900  $63,719,956  $15,929,989  $54,000,000  $215,500,000   $190,604,000   $15,000,000   $11,550,000

                          TOWER
                          SECOND         RETURN
                           LOAN           TO
                        ADDITIONAL       TOWER
                         INTEREST        OWNER
                         --------        -----

FIRST DISTRIBUTION
PRIORITY - STEP 1:         N/A            N/A

SECOND DISTRIBUTION
PRIORITY - STEP 1:         N/A            N/A

THIRD DISTRIBUTION
PRIORITY - STEP 1:         N/A            N/A

FOURTH DISTRIBUTION
PRIORITY - STEP 1:         N/A            N/A

FIFTH DISTRIBUTION
PRIORITY - STEP 1:         N/A            N/A

SIXTH DISTRIBUTION
PRIORITY - STEP 1:     $128,480,000       N/A

TOTAL USED FOR
IRR CALCULATION:       $128,480,000       N/A

SEVENTH DISTRIBUTION
PRIORITY - STEP 1:     $248,051,000   148,830,600

               TOTAL   $376,531,000   148,830,600

EXHIBIT I(4) - DETAIL - IRR CALCULATION

                                                                                                            TOTAL D.S.
                                                                                                             RECEIVED
                  FIRST LOAN                                  TOWER SECOND                                ON ACCOUNT OF
                  ANNUAL D.S.                                  ANNUAL D.S.                                  1ST & 2ND
                 PAYMENT AND                                  PAYMENT AND                                  TOWER LOANS
                 DISTRIBUTION                                 DISTRIBUTION                                   THROUGH
                  PRIORITIES                                   PRIORITIES                                  DIST. PRIOR.
    YEAR             1 TO 6                                       1 TO 6                                      1 TO 6
    ----             ------                                       ------                                      ------

* INITIAL INV    ($588,000,000)             INITIAL INV.     ($203,350,000)               INITIAL INV.   ($791,350,000)
      1            $59,192,000                   1              $7,408,000                     1           $66,600,000
      2            $59,260,000                   2              $7,340,000                     2           $66,600,000
      3            $59,260,000                   3              $7,340,000                     3           $66,600,000
      4            $26,040,000                   4              $7,260,000                     4           $33,300,000
      5            $20,000,000                   5                      $0                     5           $20,000,000
      6            $20,000,000                   6                      $0                     6           $20,000,000
      7            $30,000,000                   7                      $0                     7           $30,000,000
      8            $30,000,000                   8                      $0                     8           $30,000,000
      9            $35,000,000                   9                      $0                     9           $35,000,000
      10           $45,000,000                   10                     $0                     10          $45,000,000
      11           $50,000,000                   11                     $0                     11          $50,000,000
      12           $55,000,000                   12                     $0                     12          $55,000,000
      13           $60,000,000                   13                     $0                     13          $60,000,000
      14           $65,000,000                   14                     $0                     14          $65,000,000
      15          $943,084,456 ANN. D.S. +       15           $534,333,875  ANN. D.S. +        15       $1,477,418,331  ANN. D.S. +
                               DIST. PRIOR.                                 DIST. PRIOR.                                DIST. PRIOR.
                               1 TO 6                                       1 TO 6                                      1 TO 6
     IRR =              9.1629%                 IRR =               7.5712%                   IRR =             8.6858%

--------------------------------------------------------------------------------------
FIRST LOAN YEAR 15 DETAIL:             : TOWER SECOND LOAN YEAR 15 DETAIL:           :
                                       :                                             :
YR. 15 ANN. D.S. REC.      $70,000,000 : YR. 15 ANN. D.S. REC.                    $0 :  Note for Partial Year Payments
TOT. CONT. INT. (UNPAID)  $116,850,000 : AEW NEW LOAN PRINCIPAL       Not Applicable :  For any partial year, the monthly payments
PARTCIPATING INTEREST      $92,514,000 : TOWER 2ND LN. PRINCIPAL        $215,250,000 :  shall be discounted back on a monthly basis
FURTHER INTEREST           $63,719,956 : AEW NEW LN. INT. (UNPAID)    Not Applicable :  to the end of the last full year of payments
PRINCIPAL BALANCE         $600,000,000 : TOWER 2ND LN. INT. (UNPAID)    $190,603,875 :  at a rate equal to 8.6858% per annum (or
                                       : TOWER 2ND LN. ADD. INT.        $128,480,000 :  .7238% per month).  Such discounted number
                                       :                                             :  shall be added to the last full year of
TOTAL FOR YEAR 15         $943,084,456 : TOTAL FOR YEAR 15              $534,333,875 :  payments resulting in an IRR calculation
--------------------------------------------------------------------------------------  computed on a yearly basis from the initial loan funding to the last full year of
                                                                                        payments.

* Note: Initial Investment equals loan proceeds funded ($600,000,000) less points paid upfront (12,000,000).

Exhibit J     Sample Loan Status Statements

Exhibit K     Form of Cash Flow and Distribution Statement

Exhibit K-1   List of Supporting Information for Cash Flow and Distribution
              Statements

                                                                          111124
                                                                January 10, 1995
                                                                           Final

                                    EXHIBIT L

                              Valuation Procedures

Set forth below are the procedures to be used in the following circumstances:

    1. To determine the Fair Market Value of the Tower Property in those situations in which, in connection with a Final Participation Determination, the General Agreement calls for the Fair Market Value of the Tower Property to be determined in accordance with Exhibit L;

    2. To determine the Fair Market Value of any indebtedness or non-cash consideration included in the computation of Sale Proceeds pursuant to
         Section 7.04(h);

    3.   To determine the Fair Market Value of the Tower Property pursuant to
         Section 7.02(c) and 4.03(c) in connection with an extension of the First Loan and/or a calculation of the Determined Value;

    4. To determine the Appraised Value of the Tower Property under the Sears New Loan Note or the Sears Redevelopment Cost Obligation; and

    5. To determine the Appraised Value of the Tower Property under the AEW New Loan Note.

1. Final Participation Determination. The Tower Owner shall provide First Lender with a notice (the "Initial Notice") setting forth Tower Owner's opinion of the fair market value of the Tower Property for purposes of calculating the amount (if any) of Further Interest, Participating Interest and Additional Participating Interest due to First Lender. The Initial Notice shall be delivered to First Lender as follows: (a) on or before January 2, 2008, if the Final Participation Determination is being made pursuant to Section 7.02(a)(i) or (ii); (b) on or before January 2, 2010, if the Final Participation Determination is being made pursuant to Section 7.02(a)(iii); and (c) with Tower Owner's prepayment notice, if the Final Participation Determination is being made pursuant to Section 7.02(d). If, within thirty (30) days of the delivery of the Initial Notice, Tower Owner and First Lender do not agree in writing on the fair market value of the Tower Property, the following procedures shall apply. Within ten (10) days after the expiration of such thirty (30) day period, First Lender shall deliver to Tower Owner a list of three (3) third party MAI appraisers (the "Designated Appraisers"). Tower Owner shall, within ten (10) days thereafter, select one of the

    Designated Appraisers to determine the fair market value of the Tower Property. If First Lender fails to deliver the list of Designated Appraisers within such ten (10) day period, the fair market value shall be determined by any third party MAI appraiser selected by Tower Owner. If First Lender timely delivers the list of Designated Appraisers and Tower Owner fails to designate the selected appraiser within ten (10) days after such delivery, the fair market value shall be determined by a Designated Appraiser selected by First Lender from such list. The fair market value of the Tower Property determined by the appraiser so-selected (the "Selected Appraiser") shall constitute the Fair Market Value of the Tower Property. The Selected Appraiser shall be instructed to value the Tower Property as of a date which is on or within ninety (90) days prior to the applicable date for the Final Participation Determination pursuant to Section 7.02. The amount, if any, of Further Interest, Participating Interest and Additional Participating Interest due to First Lender shall be determined by an Approved Auditor selected by Tower Owner based upon such Fair Market Value.

    If Tower Owner gives First Lender notice of an Early Determination Sale pursuant to Section 7.02(b)(i) (an "Early Sale Notice"), the following procedures shall apply. The Early Sale Notice shall include a description of the consideration being paid in connection with the sale. First Lender may, within ten (10) days from receipt of the Early Sale Notice, send a notice (the "Election Notice") to Tower Owner electing to have the Disposition Proceeds calculated in accordance with the last clause (i.e., the proviso clause) of Section 7.04(f)(ii). If First Lender fails to send a valid Election Notice within such ten (10) day period, the amount (if any) of Further Interest, Participating Interest or Additional Participating Interest due to First Lender in connection with the Early Determination Sale shall be calculated in accordance with the first clause of Section 7.04(f)(ii). If First Lender timely sends an Election Notice the following provisions shall apply. First Lender shall include in the Election Notice a list of three (3) third party MAI appraisers; if First Lender fails to include such list in the Election Notice, the Election Notice shall be invalid. Within ten (10) days from receipt of a properly given Election Notice, Tower Owner shall select an appraiser from the list provided by First Lender and such appraiser shall determine the Fair Market Value of the Tower Property as of July 2, 2005. The amount, if any, of Further Interest, Participating Interest and Additional Participating Interest due to First Lender pursuant to Section 7.04(f)(ii) shall be determined by an Approved Auditor selected by Tower Owner based upon such Fair Market Value.

    In the case of a Final Participation Determination in connection with an Event of Default under the Amended First Mortgage and acceleration of the Amended First Notes, the Fair Market Value of the Tower Property shall be determined by a third party MAI appraiser selected by First Lender.

2. Non-Cash Valuation. For purposes of determining the amount, if any, of Participating Interest, Further Interest and Additional Participating Interest due to First Lender upon a Bona Fide Sale of the Tower Property, the fair market value (positive or negative) of non-cash consideration and indebtedness (collectively, "Non-Cash Consideration") included in the definition of Sale Proceeds under
    Section 7.04(h) shall be determined as follows. When Tower Owner gives First Lender notice of the sale under Section 7.02(b) (the "Sale Notice"), Tower Owner shall set forth its opinion of the fair market value of any Non-Cash Consideration. If First Lender and Tower Owner have not agreed in writing on the fair market value of the Non-Cash Consideration with ten (10) days from the Sale Notice, Tower Owner shall, within twenty (20) days after the Sale Notice, select an Approved Auditor to determine such value. If Tower Owner fails to select an Approved Auditor within such twenty (20) day period, the fair market value of such Non-Cash Consideration shall be determined by an Approved Auditor selected by First Lender.

3. Extension LVR and Determined Value. If Tower Owner gives an Extension Notice pursuant to Section 4.03(b)(iii), the fair market value of the Tower Property for purposes of the Extension LVR and Determined Value shall be determined in accordance with the process set forth in Section 4.03(b). If Tower Owner refinances the First Loan Base Debt with a third party lender and does not give an Extension Notice, the Determined Value and Extension LVR (for purposes of determining, on a hypothetical basis, whether such financing would, as of July 2, 2005, have satisfied the Extension LVR) shall be determined in accordance with the process set forth in Section 4.03(c). In either case, both the appraised value of the Tower Property and the Extension DSCR shall be determined as of July 2, 2005. If First Lender fails to deliver the list of three (3) MAI appraisers to Tower Owner within one hundred and eighty (180) days prior to the Stated Maturity Date as required by Section 4.03(c), and such failure continues for more than five (5) days after written notice to First Lender, the Fair Market Value of the Tower Property for purposes of such Section shall be determined by any third party MAI appraiser selected by Tower Owner.

    If the Tower Owner refinances the First Loan Base Debt more than 180 days before the Stated Maturity Date, the following provisions shall apply. The fair market value of the Tower Property for purposes of determining both the Determined Value and whether, on a hypothetical basis, the new loan would have satisfied the Extension LVR shall be determined as described in the immediately preceding paragraph and shall be based on the balance of such loan and fair market value of the Tower Property as of July 2, 2005. Compliance (on a hypothetical basis) with the Extension DSCR shall be determined based upon the terms of the new loan and the financial condition of the Tower Property as of July 2, 2005.

4. Appraised Value Under Sears New Loan Note and Sears Redevelopment Cost Obligation. Not less than 180 days before any New Loan Valuation Date (as defined in the Sears New Loan Note) or Redevelopment Loan Valuation Date (as defined in the Sears Redevelopment Cost Obligation), Master Lessee may provide Sears with notice of Master Lessee's opinion of the fair market value of the Tower Property for purposes of the valuation allowed under Section 4 of the Sears New Loan Note, Section 3 of the Sears Redevelopment Cost Obligation, or both. If Master Lessee and Sears do not agree in writing on the fair market value of the Tower Property within thirty (30) days of such notice, the following procedures shall apply. Sears shall, within ten (10) days of Master Lessee's request, deliver to Master Lessee a list of three (3) third party MAI appraisers (the "Sears Designated Appraisers"). Master Lessee shall, within ten (10) days thereafter, select one of the Sears Designated Appraisers to determine the fair market value of the Tower Property. If Sears fails to deliver such list within such ten (10) day period, the fair market value of the Tower Property shall be determined by any third party MAI appraiser selected by Master Lessee. If Sears timely delivers such list and Master Lessee fails to select a Sears Designated Appraiser within ten (10) days after such delivery, the fair market value of the Tower Property shall be determined by a Sears Designated Appraiser selected by Sears from such list. The Appraised Value (as such term is used in the Sears New Loan Note or the Sears Redevelopment Cost Obligation, as applicable) shall be the value of the Tower Property determined by the appraiser so selected. Notwithstanding the foregoing, at any time that the fair market value of the Tower Property is valued in connection with a Final Participation Determination under the First Loan, Master Lessee may elect to cause a simultaneous valuation for purposes of the Sears New Loan Note, the Sears Redevelopment Cost Obligation, or both. If Master Lessee makes such an election, (i) the Fair Market Value of the Tower Property for purposes of determining the amount, if any, of Further Interest, Participating Interest and Additional Participating Interest due to First Lender shall also be used as the Appraised Value for purposes of the Sears New Loan Note or Sears Redevelopment Cost Obligation, as applicable, and (ii) the date of such valuation shall be deemed to be the New Loan Valuation Date and/or the Redevelopment Loan Valuation Date, as applicable. The amount payable under
    Section 3 of the Sears Redevelopment Cost Obligation, Section 4 of the Sears New Loan Note, or both, may be paid at any time after the Appraised Value is determined and shall be the amount (if any) which would be payable under the Sears Redevelopment Cost Obligation and/or the Sears New Loan Note under the Distribution Priorities if the Tower Property were sold for the Appraised Value on the New Loan Valuation Date (in the case of the Sears New Loan
    Note) or on the Redevelopment Loan Valuation Date (in the case of the Sears Redevelopment Cost Obligation). In accordance with Sections 7.04(h) and (i), the amount (if any) due under the Sears New Loan Note and Sears Redevelopment Cost Obligation upon a Bona Fide Sale of the Tower Property shall be based solely on the net amount of cash or cash equivalents as and when actually received.

5. Appraised Value Under AEW New Loan Note. Not less than 180 days before any New Loan Valuation Date (as defined in the AEW New Loan Note), PTLP may deliver to Master Lessee a list of three (3) third party MAI appraisers (the "PTLP Designated Appraisers"). Master Lessee shall, within ten (10) days thereafter, select one of the PTLP Designated Appraisers to determine the fair market value of the

    Tower Property. If PTLP fails to deliver such list within such ten (10) day period, the fair market value of the Tower Property shall be determined by any third party MAI appraiser selected by Master Lessee. If PTLP timely delivers such list and Master Lessee fails to select a PTLP Designated Appraiser within ten (10) days after such delivery, the fair market value of the Tower Property shall be determined by a PTLP Designated Appraiser selected by PTLP from such list. The Appraised Value (as such term is used in the AEW New Loan Note) shall be the value of the Tower Property determined by the appraiser so selected. Notwithstanding the foregoing, at any time that the fair market value of the Tower Property is valued in connection with a Final Participation Determination under the First Loan, Master Lessee may elect to cause a simultaneous valuation for purposes of the AEW New Loan Note. If Master Lessee makes such an election, (i) the Fair Market Value of the Tower Property for purposes of determining the amount, if any, of Further Interest, Participating Interest and Additional Participating Interest due to First Lender shall also be used as the Appraised Value for purposes of the AEW New Loan Note, and (ii) the date of such valuation shall be deemed to be the New Loan Valuation Date. The amount payable under Section 4 of the AEW New Loan Note may be paid at any time after the Appraised Value is determined and shall be the amount (if any) which would be payable under the AEW New Loan Note under the Distribution Priorities if the Tower Property were sold for the Appraised Value on the New Loan Valuation Date.

6. Valuation Methodology. For purposes of the valuations required hereunder, the real estate appraisals shall be conducted in accordance with the following:

    (i) The appraisers shall determine the fair market value of the real estate by appraising the fair market value on the basis of the all cash price which would be paid by an informed willing buyer to an informed willing seller, neither being under any compulsion to buy or sell, in an arm's length transaction under then prevailing market conditions.

    (ii) The appraiser shall take into consideration the income approach to valuation, comparable sales and replacement costs and shall determine the importance of the foregoing valuation techniques and make use of such other valuation techniques to the extent that the appraiser deems appropriate.

    (iii) The appraiser shall be instructed to complete the appraisal within one hundred and twenty (120) days from the date of engagement and to deliver it simultaneously to First Lender, Tower Owner, Master Lessee and Sears.

7. Master Lessee and Tower Owner. As long as the Master Lease is in effect, all action to be taken by the Tower Owner hereunder shall be taken solely by the Master Lessee. If the Master Lease is no longer in effect, all action to be taken by the Master Lessee hereunder and under the Sears New Loan Note and Sears Redevelopment Cost Obligation shall be taken by Tower Owner.

8. Appraisal Costs. All reasonable third party appraisal and accounting costs (including the costs of the Approved Auditor) incurred in connection with the valuation of the Tower Property pursuant to this Exhibit L shall constitute Tower Expenses.

Exhibit M         Schedule of Combined Tower Property

Exhibit N         Leasing Procedures

Exhibit O         Form of Agreed Cash Collateral Order

Exhibit P         Form of Tax Information Statement

                                   EXHIBIT Q-1

                            SEARS RECOURSE PROVISIONS

         (1) Wrongfully withholding consent to the amendment or modification of a Special Amendment Document as required under Section 1.03(b);

         (2) Failure to pay the cost and expenses incurred in connection with the amendment or proposed amendment of any of the Amended Transaction Documents as required under Section 1.03(d);

         (3) Failure to execute and deliver directions to the Grantor Trustee or the Land Trustee as required in order to facilitate a Refinancing under Section 4.11(a);

         (4) Failure to transfer the Sears/ST Lender Interests as required under
Section 9.03(a);

         (5) Failure to transfer the Sears/ST Stock Holdings as required under
Section 9.03(c);

         (6) Seeking or obtaining any form of injunction or judicial order in violation of Section 9.03(f);

         (7) Failure to pay transfer taxes as required under Section 9.03(g) ;

         (8) Violation of the covenants set forth in Section 9.03(k);

         (9) Failure to cooperate in a Tower Bankruptcy Proceeding as required under Section 9.04(b);

         (10) In the event of a Tower Bankruptcy Proceeding, challenging the Cash Flow Distribution Priorities or attempting to recharacterize the interests of First Lender, Second Lender, Option Holder, AEW New Lender or the Master Lessee in violation of Section 9.04(c);

         (11) Violation of the covenant in Section 12.01(b);

         (12) Failure to pay Grantor Trustee Expenses as required under Section 12.06;

         (13) Failure to advance funds as required under Section 14.02(a);

         (14) Except as required by operation of law, assignment or transfer of the Sears New Loan in violation of Section 14.04(a);

         (15) Failure to deposit Excess Real Estate Taxes as required under
Section 16.01(b);

         (16) Except as required by operation of law, violation of the transfer restrictions set forth in Section 19.01;

         (17) Except as required by operation of law, violation of the transfer restrictions set forth in Section 19.02;

         (18) Breach of the representations and warranties in Section 20.01;

         (19) Breach of the representations and warranties in Section 21.01;

         (20) Failure to apply funds as required under Section 22.07;

         (21) Failure to pay the fees of the Approved Auditor as required under
Section 23.02;

         (22) Failure to pay for the cost of an audit as required under Section 23.03;

         (23) Failure to pay Federal, state and local income taxes as required under Section 23.05;

         (24) The liabilities provided in Section 25.06;

         (25) Violation of the covenant in Section 27.01;

         (26) Breach of the representation and warranty in Section 27.02

                                   EXHIBIT Q-2

                             AEW RECOURSE PROVISIONS

         (1) Wrongfully withholding consent to the amendment or modification of a Special Amendment Document as required under Section 1.03(b);

         (2) Failure to pay the cost and expenses incurred in connection with the amendment or proposed amendment of any of the Amended Transaction Documents as required under Section 1.03(d);

         (3) Failure to execute and deliver directions to the Grantor Trustee or the Land Trustee as required in order to facilitate a Refinancing under Section 4.11(a);

         (4) (a) Completion of the foreclosure of the lien of the Amended Second Mortgage or any other security interests in the Tower Property or (b) exercising or attempting to exercise rights under the Second Mortgage as a mortgagee-in-possession), in either case in violation of Section 5.06; provided, that PTLP shall not be treated as exercising or attempting to exercise rights as a mortgagee-in-possession unless either (a) PTLP applies for a court order that PTLP is a mortgagee-in-possession, or (b) PTLP, after written notice to tenants or a collection agent, collects rent in its capacity as a mortgagee (and not in any other capacity).

         (5) Failure to pay certain amounts as required in Section 7.02(e);

         (6) Failure to transfer or release all right, title and interest of PTLP, the AEW Master Lessee and all other Affiliates of AEW under the Amended Second Loan/Option Documents and otherwise in respect of the Tower Property as required under Section 8.03(a);

         (7) Seeking or obtaining any form of injunction or other judicial order in violation of Section 8.03(b);

         (8) Failure to transfer the Sears/ST Ownership Interests and the Sears/ST Stock Holdings as required under Section 9.04(a);

         (9) Failure to cooperate in a Tower Bankruptcy Proceeding as required under Section 9.04(b).

         (10) Taking any of the actions specified in Section 10.05(c)(i), (ii) and (iii) without the prior written consent of the First Lender;

         (11) Taking any of the actions specified in Section 10.07(c)(i), (ii) and (iii) without the prior written consent of the First Lender;

         (12) Any transfer of the series C preferred stock of ST in violation of
Section 11.05(b)(i);

         (13) Assignment of the AEW Master Lease in violation of Section 13.03;

         (14) The liabilities provided in Section 13.06;

         (15) Failure to advance funds as required under Section 14.01;

         (16) Except as required by operation of law, assignment or transfer of the AEW New Loan in violation of Section 14.04(a);

         (17) Except as required by operation of law, violation of the covenant set forth in Section 19.04;

         (18) Except as required by operation of law, violation of the transfer restrictions set forth in Section 19.05;

         (19) Except as required by operation of law, violation of the transfer restrictions set forth in Section 19.06;

         (20) Breach of the representations and warranties in Section 20.03;

         (21) Breach of the representations and warranties in Section 21.02;

         (22) Breach of the representations and warranties in Section 21.03;

         (23) Failure to apply funds as required under Section 22.07;

         (24) Violation of any of the representations, warranties and covenants in Sections 24.01, 24.02 and/or 24.03;

         (25) The liabilities provided in Section 25.07;

         (26) Violation of the covenant in Section 27.01; and

         (27) Breach of the representation and warranty in Section 27.02.

                                   EXHIBIT Q-3

                           METLIFE RECOURSE PROVISIONS

         (1) Wrongfully withholding consent to the amendment or modification of a Special Amendment Document as required under Section 1.03(b);

         (2) Failure to pay the cost and expenses incurred in connection with the amendment or proposed amendment of any of the Amended Transaction Documents as required under Section 1.03(d);

         (3) Failure to extend the First Loan in the manner and to the extent required under Section 4.03;

         (4) Failure to adjust interest rates on the Amended Note B and Amended Note C as required in Sections 4.04(a) and (b);

         (5) Failure to release the lien of the Amended First Mortgage as required in Section 4.08(a);

         (6) Wrongfully withholding consent to subordinate First Lender's lien as required in Section 4.08(b);

         (7) (a) Completion of the foreclosure of the lien of the Amended First Mortgage or any other security interests in the Tower Property or (b) exercising or attempting to exercise rights under the First Mortgage as a mortgagee-in-possession), in either case in violation of Section 4.09(a);

         (8) Failure to transfer to PTLP the Sears/ST Stock Ownership Interests and, if applicable, the Sears/ST Stock Holding as required under Section 4.09(b);

         (9) Failure to execute and deliver directions to the Grantor Trustee or the Land Trustee as required in order to facilitate a Refinancing under Section 4.11(a);

         (10) Failure to transfer Sears/ST Ownership Interests and the Sears/ST Stock Holdings as required under Section 9.03(d);

         (11) Violation of the covenant concerning a dismissed Tower Bankruptcy Proceeding in Section 9.04(a);

         (12) Failure to cooperate in a Tower Bankruptcy Proceeding as required under Section 9.04(b);

         (13) Any transfer of the series B preferred stock of ST in violation of
Section 11.05(b)(ii);

         (14) Except as required by operation of law, violation of the restrictions on transfers of the First Loan as set forth in Section 19.14;

         (15) Breach of the representation and warranty in Section 20.02;

         (16) Breach of the representation and warranty in Section 27.02.



                                      -2-